Filed pursuant to Rule 497
Securities Act File No. 333-142440

35,000,000 Shares MCG Capital Corporation Common Stock

We may offer, from time to time, up to 35,000,000 shares of our common stock in one or more offerings.

The shares of common stock may be offered at prices and on terms to be described in one or more supplements to this prospectus. The offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering.

We are a solutions-focused commercial finance company providing capital and advisory services to middle market companies throughout the United States. Our investment objective is to achieve current income and capital gains. We are an internally managed business development company under the Investment Company Act of 1940.

Our common stock is traded on the Nasdaq Global Select Market under the symbol “MCGC”. On June 27, 2007, the last reported sales price on the Nasdaq Global Select Market for our common stock was $16.22 per share.

See “ Risk Factors” on page 8 to read about factors you should consider before buying shares of our common stock, including the risk of leverage.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus, and the accompanying prospectus supplement, if any, before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209 or by telephone at (866) 247-6242 or on our website at www.mcgcapital.com. The information on our website is not incorporated by reference into this prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

The date of this prospectus is June 29, 2007

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their covers.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to 35,000,000 shares of our common stock on terms to be determined at the time of the offering. This prospectus provides you with a general description of the shares of our common stock that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with the additional information described under “Where You Can Find Additional Information” and “Risk Factors” before you make an investment decision.

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information and consolidated financial statements appearing elsewhere in this prospectus. In this prospectus or any accompanying prospectus supplement, “MCG”, “MCG Capital”, “we”, “us” and “our” refer to MCG Capital Corporation and our wholly owned consolidated subsidiaries (including our affiliated securitization trusts) unless the context otherwise requires.

Business (Page 63)

We are a solutions-focused commercial finance company providing capital and advisory services to middle market companies throughout the United States. We make debt and equity investments primarily in companies with annual revenue of $20 million to $200 million and earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $3 million to $25 million, which we refer to as “middle market” companies. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, buyouts, organic growth and working capital. Buyouts generally include transactions that involve the acquisition of a controlling interest in an entity, either by management or other investors. Organic growth refers to growth through the internal operations of the company, through investments in marketing initiatives, capital expenditures or other internal growth initiatives, rather than growth by means of an acquisition. We identify and source new customers through multiple channels, including private equity sponsors, investment bankers, brokers, fund-less sponsors, institutional syndication partners, other club lenders and owner operators. We originate most of our investments directly with our customers, although from time to time we do participate in loan syndications or other deals. We have controlling equity positions in certain of our portfolio companies. We base our investment decisions on extensive analyses of potential customers’ business operations and asset valuations. We utilize specialized risk management methods, pricing tools, due diligence methodologies and data management processes that are designed to help us assess risk, establish appropriate pricing, and maximize our return on investment.

Our primary business objectives are to increase our earnings and net asset value by investing in debt and equity securities of middle market companies. Our investment objective is to achieve current income and capital gains. We earn current income, in the form of interest, dividends, and fees, from our investments in debt and equity securities and achieve capital gains through appreciation in the value of our equity investments. To meet our investment objectives, we selectively invest in companies which present opportunities for favorable risk-adjusted returns. In addition, we maintain a flexible approach to funding that permits adjustments to transaction terms, including pricing terms, to accommodate the shifting corporate development needs of our customers.

We have built our portfolio with disciplined asset acquisition through our underwriting and investment approval processes and active portfolio management. We believe that our core competencies include risk assessment and risk management, and we have developed expertise which is reflected in our underwriting and compliance processes. We generally make investments of up to $75 million utilizing three core products: our “one-stop” solution, institutional subordinated debt, and control investing. Our debt investments include senior and subordinated securities, substantially all of which include a security interest. Our loans typically mature in four to eight years, and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate or LIBOR, plus a margin. We price our debt securities based upon our credit analysis and risk assessment. Our equity investments are often made in companies in which we have also made debt investments. Our equity investments include preferred stock, common stock, and warrants and, in many cases, will include the right to board representation. We may invest across the capital structure of our portfolio companies using a combination of debt and equity investments to meet our customers’ needs and optimize our returns.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, or the 1940 Act. As a

business development company, we are required to meet various regulatory tests, which include investing at least 70% of our total assets in private or thinly traded public U.S.-based companies and meeting a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) and any preferred stock we may issue in the future, of at least 200%. See “Regulation as a Business Development Company.” In addition, we have elected to be treated for federal income tax purposes as a regulated investment company, or “RIC,” under the Internal Revenue Code. In order to continue to qualify as a RIC for federal income tax purposes, we must meet certain requirements, including certain minimum distribution requirements. See “Certain U.S. Federal Income Tax Considerations.”

Our business began in 1990 as a division of Signet Bank known as the media communications group. Signet Banking Corporation, the parent of Signet Bank, was acquired by First Union Corporation (now Wachovia Corporation) on November 27, 1997. We were formed in 1998 by certain members of our management and affiliates of Goldman, Sachs & Co. to purchase a loan portfolio and certain other assets from First Union National Bank (now Wachovia Bank, National Association) in a management buyout. MCG was organized as a Delaware corporation on March 18, 1998 at which time we changed our name from MCG, Inc. to MCG Credit Corporation. On June 14, 2001, we changed our name from MCG Credit Corporation to MCG Capital Corporation.

Our executive offices are located at 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209 and our telephone number is (703) 247-7500. We also have an office in Richmond, Virginia. Our Internet site address is www.mcgcapital.com. Information contained on our web site is not incorporated by reference into this prospectus and you should not consider information contained on our web site to be part of this prospectus. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through our website as soon as reasonably practicable after we file them with, or furnish them to, the Securities and Exchange Commission (“SEC”).

Plan of Distribution (Page 136)

We may offer, from time to time, up to 35,000,000 shares of our common stock, on terms to be determined at the time of the offering.

The offering price per share of our common stock less any underwriting commission or discount will not be less than the net asset value per share of our common stock at the time we make the offering.

Our shares of common stock may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our shares of common stock, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated.

We may not sell shares of common stock without delivering a prospectus supplement describing the method and terms of the offering of such shares.

Use of Proceeds (Page 17)

We intend to use the net proceeds from selling shares of our common stock for general corporate purposes, which include origination of loans to and investments in primarily middle market private companies, for repayment of indebtedness and for working capital and general corporate purposes. We typically raise new equity when we have attractive investment opportunities. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

Distributions (Page 18)

We intend to make distributions on a quarterly basis to our stockholders of substantially all of our income. The amount of our quarterly distributions will be determined by our board of directors. We may elect to make deemed distributions to our stockholders of certain net capital gains. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. For the fiscal years ended December 31, 2006, 2005, 2004 and 2003, a portion of the distributions to our stockholders was deemed a tax return of capital.

Dividend Reinvestment Plan (Page 126)

We have adopted an “opt in” dividend reinvestment plan. If your shares of common stock are registered in your own name, you can have all distributions automatically reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock if you enroll in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you may not be able to participate in our dividend reinvestment plan and should contact the broker or nominee for details.

Principal Risk Factors (Page 8)

Investing in our common stock involves a high degree of risk. You should consider carefully the information found in “Risk Factors”.

•

Because there is generally no established market from which to value most of our investments, our board of directors’ determination of the value of our investments may differ materially from the values that a ready market or third party would attribute to these investments.

•	We primarily make investments in privately owned middle market companies. These activities may involve a high degree of business and financial risk.

•

If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on our income, and our income available for distribution would be reduced, which would have a material adverse effect on our financial performance.

•	We are subject to risks associated with fluctuating interest rates, access to additional capital, fluctuating quarterly results and variation in the value of our investment portfolio.

•

We may borrow funds to make loans to and investments in primarily middle market private companies to the extent permitted under the 1940 Act. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts we invest and, therefore, increase the risks to you of investing in our common stock.

Certain Anti-Takeover Measures (Page 133)

Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the market price for their stock.

Where You Can Find Additional Information

We have filed with the Securities and Exchange Commission a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, or the Exchange Act. You can inspect any materials we file with the Securities and Exchange Commission without charge, at the Securities and Exchange Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the Public Reference Room. The Securities and Exchange Commission maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the Securities and Exchange Commission. The address of the Securities and Exchange Commission’s web site is www.sec.gov. Information contained on the Securities and Exchange Commission’s web site about us is not incorporated into this prospectus and you should not consider information contained on the Securities and Exchange Commission’s web site to be part of this prospectus.

FEES AND EXPENSES

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)(a)	—%
Dividend Reinvestment Plan Fees(b)	—%
Annualized Expenses (as a percentage of average net assets attributable to common stock)(c)
Operating Expenses(d)(e)	5.92%
Interest Expense(f)	4.95%
Acquired Fund Fees and Expenses(g)	—%

Total Annualized Expenses(h)	10.87%

(a)	In the event that shares of our common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(b)	The expenses associated with the administration of our dividend reinvestment plan are included in “Operating Expenses.” The participants in our dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan.”
(c)	“Average net assets attributable to common stock” equals average net assets (i.e., total assets less total liabilities), which for the three months ended March 31, 2007 was $750.1 million.
(d)	“Operating Expenses” represent our annualized operating expenses based on actual results for the three months ended March 31, 2007, excluding interest on indebtedness.
(e)	We do not have an investment adviser and are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(f)	“Interest Expense” represents our annualized interest expense based on actual results for the three months ended March 31, 2007. For additional information on our borrowing costs, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”
(g)	For the three months ended March 31, 2007, we did not have any investments in shares of Acquired Funds that are not structured finance vehicles or collateralized loan obligations and, as a result, we did not directly or indirectly incur any fees from Acquired Funds.
(h)	“Total Annualized Expenses” is the sum of the Operating Expenses and Interest Expense. This figure is higher than the same amount would be for a company that is not leveraged. We borrow money to leverage our stockholders’ equity and increase our total assets. The Securities and Exchange Commission requires us to calculate the Total Annualized Expenses percentage as a percentage of consolidated net assets, rather than the consolidated total assets, including assets that have been funded with borrowed monies. If the Total Annualized Expenses percentage were calculated instead as a percentage of consolidated total assets, it would be 6.11% of consolidated total assets. Operating Expenses as a percentage of total assets and Interest Expense as a percentage of total assets would be 3.33% and 2.78%, respectively.

The above table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Example

The following example is required by the Securities and Exchange Commission and demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in MCG Capital. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$105	$298	$469	$816

Moreover, while the example assumes (as required by the Securities and Exchange Commission) a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at or above net asset value or that the plan administrator purchases at the market price in effect at the time, which may be at, above or below net asset value.

This example should not be considered a representation of the future expenses of MCG Capital, and actual expenses may be greater or less than those shown.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The following selected financial data, excluding the “Other period-end data”, is derived from our unaudited consolidated financial statements for the three months ended March 31, 2007 and 2006, and from our audited consolidated financial statements for the years ended December 2006, 2005, 2004, 2003, and 2002. This selected financial data should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities” and the Consolidated Financial Statements and notes thereto.

	Three Months Ended March 31,		Year Ended December 31,
(dollars in thousands except per share and other period-end data)	2007	2006	2006	2005	2004	2003	2002
Income statement data:
Revenue	$40,142	$37,637	$154,393	$119,545	$93,117	$80,690	$76,933
Net operating income before investment gains and losses and provision for income taxes	20,046	20,764	83,644	60,515	45,090	47,595	44,751
Distributable net operating income (“DNOI”) (a)	23,028	21,374	87,114	64,936	54,491	51,667	48,739
Net income	30,454	26,402	100,949	68,193	47,647	41,975	3,215

Per common share data:
Net operating income before investment gains and losses and provision for income taxes per common share—basic and diluted	$0.35	$0.39	$1.54	$1.26	$1.09	$1.45	$1.57
DNOI per common share—basic and diluted (a)	0.40	0.40	1.61	1.35	1.32	1.58	1.71
Earnings per common share—basic	0.52	0.50	1.86	1.42	1.16	1.28	0.11
Earnings per common share—diluted	0.52	0.50	1.86	1.42	1.15	1.28	0.11
Cash dividends declared per common share	0.44	0.42	1.68	1.68	1.68	1.65	1.76

Selected period-end balances:
Total investment portfolio	$1,352,432	$1,105,072	$1,257,612	$1,097,560	$880,400	$698,942	$688,870
Total assets	1,409,996	1,278,993	1,319,268	1,244,487	1,053,511	790,915	744,993
Borrowings	606,102	573,945	521,883	541,119	467,400	304,131	368,838
Total stockholders’ equity	760,698	671,810	753,137	666,087	554,213	463,950	361,250
Net asset value per common share (b)	12.79	12.59	12.83	12.48	12.22	11.98	11.56

Other period-end data:
Number of portfolio companies	83	89	83	91	97	81	79
Number of employees (c)	86	79	85	128	112	53	56

Reconciliation of DNOI to net operating income before investment gains and losses and provision for income taxes:
Net operating income before investment gains and losses and provision for income taxes	$20,046	$20,764	$83,644	$60,515	$45,090	$47,595	$44,751
Amortization of employee restricted stock awards	2,982	610	3,470	4,421	9,401	4,072	3,988
DNOI	$23,028	$21,374	$87,114	$64,936	$54,491	$51,667	$48,739
Weighted average common shares outstanding	58,067	53,197	54,227	48,109	41,244	32,715	28,539
Weighted average common shares outstanding and dilutive common stock equivalents	58,134	53,197	54,264	48,131	41,298	32,739	28,570
Earnings per common share—basic	$0.52	$0.50	$1.86	$1.42	$1.16	$1.28	$0.11
Earnings per common share—diluted	$0.52	$0.50	$1.86	$1.42	$1.15	$1.28	$0.11
Net operating income before investment gains and losses and provision for income taxes per common share—basic and diluted	$0.35	$0.39	$1.54	$1.26	$1.09	$1.45	$1.57
DNOI per share—basic and diluted	$0.40	$0.40	$1.61	$1.35	$1.32	$1.58	$1.71

(a)	Distributable net operating income is net operating income before investment gains and losses and provision for income taxes, as determined in accordance with U.S. generally accepted accounting principles, or GAAP, excluding amortization of employee restricted stock awards. We view DNOI and the related per share measures as useful and appropriate supplements to net operating income, net income, earnings per share and cash flows from operating activities. DNOI serves as an additional measure of our operating performance exclusive of employee restricted stock amortization, which represents an expense of MCG Capital but does not require settlement in cash. DNOI should not be considered as an alternative to net operating income, net income, earnings per share or cash flows from operating activities (each computed in accordance with GAAP). Instead, DNOI should be reviewed in connection with net operating income, net income, earnings per share and cash flows from operating activities in our consolidated financial statements, to help analyze how our business is performing.
(b)	Based on common shares outstanding at period-end.
(c)	The number of employees at December 31, 2005 and December 31, 2004 include 51 and 47 employees, respectively, of our former subsidiary Kagan Research LLC.

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the thirteen quarters ended with the quarter ended March 31, 2007. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2007	2006
(in thousands, except per share amounts)	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Revenue	$40,142	$40,622	$40,864	$35,270	$37,637
Net operating income before investment gains and losses and provision for income taxes	20,046	23,931	20,064	18,885	20,764
Net income	30,454	29,521	22,116	22,910	26,402
Net operating income before investment gains and losses and provision for income taxes per common share—basic and diluted	$0.35	$0.42	$0.38	$0.35	$0.39
Earnings per common share—basic and diluted	$0.52	$0.52	$0.42	$0.43	$0.50

	2005				2004
	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Revenue	$32,898	$28,374	$30,158	$28,115	$23,291	$24,837	$22,784	$22,205
Net operating income before investment gains and losses and provision for income taxes	16,707	12,887	16,430	14,491	8,879	13,896	12,474	9,841
Net income	18,560	16,695	19,880	13,058	19,104	8,803	17,643	2,097
Net operating income before investment gains and losses and provision for income taxes per common share—basic and diluted	$0.33	$0.26	$0.35	$0.32	$0.20	$0.33	$0.31	$0.26
Earnings per common share—basic and diluted	$0.37	$0.34	$0.42	$0.29	$0.43	$0.21	$0.44	$0.06

RISK FACTORS

Investing in our common stock involves a high degree of risk. You should consider carefully the risks described below and all other information contained in this prospectus and any accompanying prospectus supplement, including our financial statements and the related notes and the schedules and exhibits to this prospectus and any accompanying prospectus supplement.

Risks Related to Our Business and Financial Results

Because there is generally no established market for which to value most of our investments, our board of directors’ determination of the value of our investments may differ materially from the values that a ready market or third party would attribute to these investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board. We are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each individual investment and to record any unrealized depreciation for any asset that we believe has decreased in value. Because there is typically no public market for the securities of the companies in which we invest, our board will determine the fair value of these securities on a quarterly basis pursuant to our valuation policy. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments and the differences could be material.

We primarily make investments in privately owned middle market companies, which may default on their loans or fail to perform as we expect, thereby reducing or eliminating the return on our investments.

Our portfolio primarily consists of debt and equity investments in privately owned middle market companies. Compared to larger publicly owned companies, these middle market companies may be more vulnerable to economic downturns, may have more limited access to capital and higher funding costs, may have a weaker financial position, and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical and marketing resources. Typically, their success depends on the management talents and efforts of an individual or a small group of persons. The death, disability or resignation of any of their key employees could harm their financial condition. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any collateral for the loan.

Some of these companies may be unable to obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, advances made to these types of customers may entail a higher risk of loss than advances made to customers who are able to utilize traditional credit sources, including the risk that our loans may not be repaid.

Furthermore, there is generally no publicly available information about such companies and we must rely on the diligence of our employees to obtain information in connection with our investment decisions. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision and we may lose money on our investments.

If the industries in which we invest on a recurring basis, including the communications industry, experience adverse economic or business conditions, our operating results may be negatively impacted.

From time to time we target specific industries in which to invest on a recurring basis, which could cause a high concentration of our portfolio in a specific industry. At March 31, 2007, approximately 24.8% of our portfolio at fair value was invested in companies in the communications industry. Of the 24.8% in the communications industry, 21.4% represents our investments in CLECs, and 3.4% represents our investments in other communications companies. If our customers in the communications industry, or any other industry in which our portfolio is or may become concentrated, suffer due to adverse business conditions or due to economic slowdowns or downturns, we will be more vulnerable to losses in our portfolio and our operating results may be negatively impacted.

Our financial results could be negatively affected if Broadview Networks Holdings, Inc. fails to perform as expected.

At March 31, 2007, our largest portfolio investment and one of our control investments was Broadview Networks Holdings, Inc. (“Broadview”), which totaled $166.9 million at fair value, or 12.3% of the fair value of our investments, and accounted for approximately $7.1 million, or 17.8% of our operating income during the three months ended March 31, 2007. We own preferred securities of Broadview, which entitle us to a preferred claim of approximately $244.2 million, plus dividends, which accumulate at an annual rate of 12%, compounded quarterly, on our preferred claim. We currently recognize these dividends as income on a quarterly basis; however, our ability to record income related to these accumulating dividends in future periods will be dependent upon the performance and value of Broadview. Our financial results could be negatively affected if this portfolio company fails to perform as expected or if we are unable to recognize these dividends as income on a quarterly basis.

Our ability to recognize income from our investment in Cleartel Communications, Inc. in future periods is dependent on Cleartel’s performance and value.

Cleartel Communications, Inc. (“Cleartel”) is our second largest portfolio investment and one of our control investments. We placed our investment in Cleartel on non-accrual status during the quarter ended March 31, 2007 because, at the time, Cleartel was not generating sufficient earnings to service its capital structure. Cleartel represents approximately 6.0% of the fair value of our investments at March 31, 2007. As of March 31, 2007, we held Cleartel subordinated debt with a fair value of $80.5 million and Cleartel preferred stock with a fair value of $0.6 million, which includes a decrease in the fair value of the preferred stock of $40.1 million, which was recorded during the fourth quarter of 2006. Cleartel’s future performance and value is largely dependent on the realization of synergies in connection with Cleartel’s acquisition of Supra Telecom, a Florida-based CLEC, which Cleartel acquired during the fourth quarter of 2006. Our ability to recognize income from our Cleartel investment in future periods will be dependent upon the performance, including the underlying financial results and cash flows, and value of Cleartel.

Economic downturns or recessions could impair our customers’ financial position and operating results, which could, in turn, harm our operating results and reduce our volume of new investments.

Many of the companies in which we have made or will make investments may be susceptible to economic downturns or recessions. An economic downturn or recession may affect the ability of a company to repay our loans or engage in a liquidity event, such as a sale, recapitalization, or initial public offering. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic downturns or recessions could lead to financial losses in our portfolio and decreases in revenue, net income and assets.

An economic downturn could disproportionately impact the industries in which we invest, causing us to be more vulnerable to losses in our portfolio, which could negatively impact our financial results.

Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our loan originations and investments and negatively impact our financial results.

If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on our income and our income available for distribution would be reduced.

We have elected to be taxed for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code. If we can meet certain requirements, including source of income, asset diversification and distribution requirements, as well as if we continue to qualify as a business development company, we will qualify to be a RIC and will not have to pay corporate-level taxes on any income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. Covenants and provisions in our credit facilities limit the ability of our subsidiaries and our securitization trusts to make distributions to us, which could affect our ability to make distributions to our stockholders and to maintain our status as a RIC. In addition, we may have difficulty meeting the requirement to make distributions to our stockholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a RIC, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for distribution to our stockholders. Even if we qualify as a RIC, we generally will be subject to a corporate-level income tax on the income we do not distribute. Moreover, if we do not distribute at least 98% of our income, we generally will be subject to a 4% excise tax. See “Regulation as a Business Development Company” and “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

Because we will distribute substantially all of our income to our stockholders, we will continue to need additional capital to finance our growth. If additional capital is unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our income. We may elect to make deemed distributions to our stockholders of certain net capital gains. In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. Additional financing may not be available on favorable terms, if at all, or may be restricted by the terms of our debt facilities. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease.

We have substantial indebtedness and servicing our indebtedness could reduce funds available to grow our business or make new investments.

As of March 31, 2007, we had $606.1 million of outstanding borrowings under our debt facilities. As of March 31, 2007, the weighted average annual interest rate on all of our outstanding borrowings was 6.32%, excluding the amortization of deferred debt issuance costs. In order for us to make our annual interest payments on indebtedness, we must achieve annual returns on our March 31, 2007 total assets of at least 2.72%. Our ability to service our debt depends largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures.

In addition, our subsidiaries have sold some of our loans to trusts that serve as the vehicles for our securitization facilities, and these trusts, which are bankruptcy remote, hold legal title to these assets. However, we bear losses of principal and interest from defaults on these loans held by the trusts up to the amount of our retained interest in the trusts, which was approximately $198.6 million as of March 31, 2007.

Our securitization facilities impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Internal Revenue Code. In addition, some of our debt facilities, including our unsecured notes, contain cross-default provisions, whereby a default under one of our debt facilities could constitute a default under other debt facilities.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not utilized leverage. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value attributable to our common stock to decline more than it otherwise would have had we not utilized leverage. Similarly, any increase in our consolidated revenue in excess of consolidated interest expense on our borrowed funds would cause our net income to increase more than it would without the use of leverage. Any decrease in our consolidated revenue would cause net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. At March 31, 2007, this ratio was approximately 219%.

Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed return on our portfolio (net of expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to stockholder (a)	-23.57%	-14.30%	-5.04%	4.23%	13.50%

(a)	Assumes $1,410.0 million in total assets, $606.1 million in debt outstanding, $760.7 million in stockholders’ equity and an average cost of funds of 6.32%, which was our weighted average borrowing cost at March 31, 2007.

In addition, because substantially all of our assets and liabilities are priced using various short-term rate indices, including one-month to six-month LIBOR, commercial paper rates and the prime rate, the timing of changes in market interest rates or in the relationship between interest rate indices could affect the interest rates earned on interest-earning assets differently than the interest rates paid on interest-bearing liabilities, which could result in a decrease in net income.

If we are not able to refinance our debt or able to do so on favorable terms, we would not be able to operate our business in the ordinary course.

Our Revolving Unsecured Credit Facility is scheduled to expire on June 4, 2008. Our Commercial Loan Funding Trust Facility $250.0 million warehouse financing facility through Three Pillars Funding, LLC is scheduled to terminate on November 7, 2010, but is subject to annual renewal by the lender and may be extended under certain circumstances. The next renewal date for this facility is July 27, 2007. See “Description of Securities—Debt Securities.”

We cannot assure you that we will be able to extend the terms of these facilities or obtain sufficient funds to repay any amounts outstanding under these facilities before they expire or terminate either from a replacement facility or alternative debt or equity financing. If we are unable to repay amounts outstanding under these facilities and are declared in default or are unable to refinance these facilities, we would not be able to operate our business in the regular course. Even if we are able to refinance our debt, we may not be able to do so on favorable terms.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

We make both debt and minority equity investments. For these investments we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of that company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Investments in equity securities involve a substantial degree of risk.

We may purchase common stock and other equity securities, including warrants. Although equity securities have historically generated higher average total returns than debt securities over the long term, equity securities may experience more volatility in those returns than debt securities. The equity securities we acquire may fail to appreciate and may decline in value or lose all value, and our ability to recover our investment will depend on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances. Investments in preferred securities involve special risks, such as the risk of deferred distributions, illiquidity and limited voting rights.

You may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Regulation as a Business Development Company.” If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. See “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.” We cannot assure you that you will receive any distributions or distributions at a particular level.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

In accordance with generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in income in advance of receiving cash payment, and are separately identified on our consolidated statements of cash flows. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to maintain RIC tax treatment. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies” and “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

If we fail to manage our growth, our financial results could be adversely affected.

We have expanded our operations significantly since purchasing our business from First Union National Bank in 1998. Our growth has placed and could continue to place significant strain on our management systems and resources. We must continue to refine and expand our marketing capabilities, our management of the investment process, our access to financing resources and our technology. As we grow, we must continue to hire, train, supervise and manage new employees. We may not develop sufficient lending and administrative personnel and management and operating systems to manage our expansion effectively. If we are unable to manage our growth, our operations could be adversely affected and our financial results could be adversely affected.

If we need to sell any of our investments, we may not be able to do so at a favorable price and, as a result, we may suffer losses.

Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses. In addition, if we were forced to immediately liquidate some or all of the investments in our portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments. We may be required to liquidate some or all of our portfolio to meet our debt service obligations or to maintain our qualification as a business development company and as a RIC if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks.

Our business depends on our key personnel.

We depend on the continued services of our executive officers and other key management personnel. The loss of any of our executive officers or key management personnel could result in inefficiencies in our operations and lost business opportunities, which could have a negative impact on our business.

Fluctuations in interest rates could adversely affect our income.

Because we sometimes borrow to make investments, our net income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. A significant increase in market interest rates could harm our ability to attract new customers and originate new loans and investments, our non-performing assets could increase and the value of our portfolio could decrease because our floating-rate loan customers may be unable to meet higher payment obligations. Due to the nature of the portfolio companies to which we provide fixed rate financing, fluctuations in market rates have a limited impact on rates charged. As a result, an increase in market interest rates would generally have no effect on the existing fixed rate loans in our portfolio. Conversely, a significant decrease in interest rates would reduce our net income, all other things being equal. A decrease in interest rates may reduce net income despite the increased demand for our capital that the decrease in interest rates may produce. Approximately 61% of the loans in our portfolio, based on amounts outstanding at cost as of March 31, 2007, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 39% were at fixed rates. From January 1, 2004 to March 31, 2007, the three-month LIBOR has increased from 1.15% to 5.35%.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

We have issued debt securities and may issue debt securities and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of MCG and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

Any change in regulation of our business could negatively affect the profitability of our operations.

Changes in the laws, regulations or interpretations of the laws and regulations that govern business development companies, regulated investment companies or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations.

Interpretations of the staff of the Securities and Exchange Commission regarding the appropriateness of the consolidation of certain of our subsidiaries may have an impact on our financial statements.

The staff of the Securities and Exchange Commission (the “SEC Staff”) is reviewing the appropriateness of the consolidation of certain types of subsidiaries on an industry wide basis under generally accepted accounting principles (“GAAP”) and Rule 6-03 of Regulation S-X. In connection with such review, the SEC Staff is in the process of reviewing the appropriateness of our consolidation of certain of our subsidiaries (the “Subsidiaries”). In the event that the SEC Staff disagrees with our position with respect to the appropriateness of consolidation of any of the Subsidiaries, then we will make such additional disclosures and prospective changes in accounting methods as the SEC Staff requires on a prospective basis which will be discussed and reviewed with us.

Although we believe that our consolidation of the Subsidiaries conforms with GAAP, there can be no assurance that the SEC Staff will ultimately concur with our position. Such events could have a material impact on our future reported results.

Certain loan payments and tax withholding reimbursements involving six of our current and former executive officers may have violated Section 402 of the Sarbanes-Oxley Act of 2002.

As previously reported, the independent members of our Board of Directors (the “Independent Committee”) have reviewed the timeliness of certain loan payments and tax withholding reimbursements involving six of our current and former executive officers and have reported these matters to the SEC Staff.

Section 402 of the Sarbanes-Oxley Act of 2002, which became effective on June 30, 2002, prohibits us from directly or indirectly extending or maintaining credit, arranging for the extension of credit, or renewing an extension of credit, in the form of a personal loan to or for any of our directors or executive officers. An extension of credit maintained by us on June 30, 2002 is not subject to these prohibitions so long as there is no renewal or material modification to any such loan after that date.

The Independent Committee has reported these matters to the SEC Staff and has also reported the results of the review to date to the SEC Staff. The review by the Independent Committee has now been substantially completed, although the SEC Staff has requested that we furnish additional information. Based upon the facts known to the Independent Committee as of the present date, the Independent Committee has concluded that certain violations of our code of business conduct and ethics did occur and reached no conclusion regarding Section 402 of Sarbanes-Oxley. The Independent Committee believes that it has fully cooperated with the SEC Staff and will continue to do so. The SEC Staff may also require further information in the future, the nature and scope of which cannot be determined at this time.

As a result of our internal review, we may become subject to SEC investigations and/or litigation, which may not be resolved favorably and will require significant management time and attention, and we could incur costs, which could negatively affect our business, results of operations and cash flows. There are no assurances that an investigation or litigation will not commence, and if commenced, that it will result in the same conclusions as those reached in the Independent Committee’s review.

Risks Related to the Offering of our Common Stock

We may be unable to invest the net proceeds raised from an offering on acceptable terms, which would harm our financial condition and operating results.

Until we identify investments for our portfolio, we intend to invest the net proceeds of the offering in interest-bearing deposits or other short-term instruments or to reduce borrowings under one or more of our credit facilities. We cannot assure you that we will be able to complete investments that meet our investment criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return. Moreover, because we may not have identified investments at the time of an offering, we will have broad authority to invest the net proceeds of an offering.

Our common stock price may be volatile.

The trading price of our common stock may fluctuate substantially. The price of the common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of regulated investment companies, business development companies or other financial services companies;

•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.

Forward-Looking Statements and Projections

This prospectus and the accompanying prospectus supplement, if any, may contain forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “anticipates”, “expects”, “intends”, “plans”, “believes”, “seeks”, and “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including without limitation:

•	economic downturns or recessions may impair our customers’ ability to repay our loans and increase our non-performing assets,

•

economic downturns or recessions may disproportionately impact the industries in which we invest, and such conditions may reduce our returns or cause us to incur losses in our portfolio and experience diminished demand for capital in these industries;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities and adversely impact our financial results;

•	interest rate volatility could adversely affect our results;

•	the risks associated with the possible disruption in our operations due to terrorism; and

•

the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and any exhibits of the registration statement of which this prospectus is a part and in any accompanying prospectus supplement, as well as the risks, uncertainties and other factors we identify from time to time in our filings with the Securities and Exchange Commission, including our Form 10-Ks, Form 10-Qs, and Form 8-Ks.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. Important assumptions include our ability to originate new credits, certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus and any accompanying prospectus supplement should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus or the accompanying prospectus supplement, if any. We undertake no obligation to update any forward-looking statements for any reason, except as required by law, even if new information becomes available or other events occur in the future.

USE OF PROCEEDS

We intend to use the net proceeds from selling shares of our common stock for general corporate purposes, which include origination of loans to and investments in primarily private middle market companies, for repayment of indebtedness and for working capital and general corporate purposes.

We anticipate that substantially all of the net proceeds of any offering of shares of our common stock will be used, as described above, within one year, but in no event longer than two years. Pending investment, we intend to invest the net proceeds of any offering of shares of our common stock in interest-bearing deposits or other short-term investment instruments. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in interest-bearing deposits and other short-term instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Global Select Market under the symbol “MCGC.” The following table sets forth the range of high and low closing prices of our common stock as reported on the Nasdaq Global Select Market, the closing sales price as a percentage of net asset value (NAV) and the dividends declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

	NAV(a)	Price Range		Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV	Cash Dividend Per Share(b)
		High	Low

Fiscal 2005
First quarter	$12.25	$17.57	$15.05	143%	123%	$0.42
Second quarter	12.45	17.20	15.08	138	121	0.42
Third quarter	12.42	18.42	16.85	148	136	0.42
Fourth quarter	12.48	16.85	14.07	135	113	0.42
Fiscal 2006
First quarter	12.59	16.19	14.06	129	112	0.42
Second quarter	12.65	15.98	13.85	126	109	0.42
Third quarter	12.67	17.02	15.28	134	121	0.42
Fourth quarter	12.83	20.80	16.00	162	125	0.42
Fiscal 2007
First quarter	12.79	20.37	16.81	159	131	0.44
Second quarter (through June 27, 2007)	*	20.00	15.93	*	*	0.44

(a)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(b)	Represents the dividend declared in the specified quarter.
*	Not presently determinable for this period.

The last reported price for our common stock on June 27, 2007 was $16.22 per share. As of June 27, 2007, we had 163 shareholders of record.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. Our common stock continues to trade in excess of net asset value. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

We intend to make distributions on a quarterly basis to our stockholders of substantially all of our income. We may elect to make deemed distributions to our stockholders of certain net capital gains. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Certain U.S. Federal Income Tax Considerations”.

Through December 31, 2006, we have made distributions in excess of our earnings of approximately $90.4 million, which excludes our net unrealized appreciation of $14.9 million. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions in the future. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a business development company under the 1940 Act. For a more detailed discussion of the asset coverage requirements, see “Regulation as a Business Development Company.” If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of favorable regulated investment company tax treatment. We cannot assure shareholders that they will receive any distributions or distributions at a particular level.

The following table summarizes our dividends declared since January 1, 2005:

Date Declared	Record Date	Payment Date	Amount
April 17, 2007	May 24, 2007	July 30, 2007	$0.44
February 15, 2007	March 15, 2007	April 27, 2007	0.44
October 26, 2006	November 22, 2006	January 30, 2007	0.42
July 27, 2006	August 24, 2006	October 30, 2006	0.42
April 27, 2006	May 25, 2006	July 28, 2006	0.42
February 16, 2006	March 16, 2006	April 27, 2006	0.42
October 26, 2005	November 23, 2005	January 30, 2006	0.42
July 27, 2005	August 25, 2005	October 28, 2005	0.42
April 27, 2005	May 26, 2005	July 28, 2005	0.42
February 23, 2005	March 14, 2005	April 28, 2005	0.42

Since December 2001, we have declared distributions totaling $10.19 per share. For 2007, we currently estimate that our dividends will be at least $1.76 per share. This estimate takes into consideration our estimates of distributable net operating income, net income, capital gains and taxable income for 2007.

Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to our stockholders. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our taxable ordinary income or capital gains. Stockholders should read any written disclosure accompanying a dividend payment carefully and should not assume that the source of any distribution is our taxable ordinary income or capital gains.

The table below shows the detail of our distributions for the years ended December 31, 2006 and 2005:

	2006		2005
Ordinary income(a)	$1.01	60.1%	$1.31	78.0%
Capital gains(a)	—	—	0.15	9.0
Return of capital(b)	0.67	39.9%	0.22	13.0

Total reported on tax Form 1099-DIV	$1.68	100.0%	$1.68	100.0%

(a)	Ordinary income is reported on Form 1099-DIV as either qualified or non-qualified and capital gains are reported on Form 1099-DIV in various sub-categories which have differing tax treatments for shareholders. Those subcategories have not been shown here.
(b)	Return of capital refers to those amounts reported as nontaxable distributions on Form 1099-DIV.

Although there are certain differences between the net income reported in our consolidated financial statements and our taxable income, net operating income plus realized gains and losses on our loan investments as reflected in our consolidated financial statements generally represents ordinary income for tax purposes and realized gains and losses on our equity investments generally represent capital gains for tax purposes. Return of capital generally represents our distributions in excess of our taxable earnings.

On a tax basis, distributions to stockholders in 2006 were approximately $53.0 million ordinary income and $35.2 million of return of capital, and in 2005 were approximately $61.6 million of ordinary income, $7.1 million of capital gain, and $10.2 million of return of capital.

The following table is a reconciliation of GAAP net income to taxable net income for the years ended December 31, 2006 and 2005:

(dollars in thousands)	2006	2005
Net income	$100,949	$68,193
Net loss of subsidiary not consolidated for tax purposes	—	1,744
Net change in unrealized (appreciation) depreciation on investments not taxable until realized	(34,604)	1,343
Timing difference related to deductability of long-term incentive compensation	2,468	3,262
Interest income on nonaccrual loans that is taxable	3,612	2,437
Dividend income accrued for GAAP purposes which is not yet taxable	(21,612)	(6,516)
Federal tax expense (benefit)	2,661	(595)
Other, net	(93)	(2,594)

Taxable income before deductions for distributions	$53,381	$67,274

For the quarter ended March 31, 2007, we declared a distribution of $0.44 per share. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year, therefore a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. If we determined the tax attributes of our distributions year-to-date as of March 31, 2007, 70.4% would be from ordinary income and 29.6% would be a return of capital for stockholders, however there can be no certainty to shareholders that this determination is representative of what the tax attributes of our 2007 distributions to shareholders will actually be.

The following table is a reconciliation of GAAP net income to taxable net income for the three months ended March 31, 2007:

(dollars in thousands)	Three Months Ended March 31, 2007
Net income	$30,454
Net change in unrealized appreciation on investments not taxable until realized	(8,248)
Timing difference related to deductibility of long-term incentive compensation	336
Interest income on non-accrual loans that is taxable	5,397
Dividend income accrued for GAAP purposes which is not yet taxable	(8,622)
Federal tax expense	337
Other, net	(2,582)

Taxable income before deductions for distributions	$17,072

We have adopted an “opt in” dividend reinvestment plan for our common stockholders. Under the plan, if you own shares of our common stock registered in your own name, you can have all distributions automatically reinvested in additional whole and fractional shares of common stock if you enroll in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you may not be able to participate in our dividend reinvestment plan and should contact the broker or nominee for details. For more information regarding the plan, see “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the “Selected Consolidated Financial and Other Data” and our consolidated financial statements and notes thereto appearing elsewhere in this prospectus.

Overview

MCG Capital Corporation is a solutions-focused commercial finance company providing capital and advisory services to middle market companies throughout the United States. We make debt and equity investments primarily in companies with annual revenue of $20 million to $200 million and earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $3 million to $25 million, which we refer to as “middle market” companies. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, buyouts, organic growth and working capital. We primarily acquire new customers directly through our contacts with owner operators and other investors, such as private equity sponsors.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, or the 1940 Act. As a business development company, we are required to meet various regulatory tests which include investing at least 70% of our total assets in private or thinly traded public U.S.-based companies and meeting a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) and any preferred stock we may issue in the future, of at least 200%. In addition, we have elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code. In order to continue to qualify as a RIC for federal income tax purposes, we must meet certain requirements, including certain minimum distribution requirements. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. From time to time our wholly owned subsidiaries may execute transactions that trigger corporate level tax liabilities. In such cases, we recognize a tax provision in the period that the taxable event becomes probable.

Portfolio Composition and Investment Activity

The total value of our investment portfolio, exclusive of unearned income, was $1,352.4 million, $1,257.6 million and $1,097.6 million at March 31, 2007, December 31, 2006 and December 31, 2005, respectively. Our gross originations and advances totaled $177.9 million, $595.8 million and $578.3 million during the three months ended March 31, 2007 and the years ended December 31, 2006 and 2005, respectively. During the three months ended March 31, 2007, we originated investments of $104.0 million in eight new portfolio companies and made advances and new investments of $73.9 million to existing portfolio companies. The new originations of $104.0 million were composed of $50.6 million of senior debt, $28.8 million of secured subordinated debt and $24.6 million of equity. During the year ended December 31, 2006, we originated investments in 35 portfolio companies (some of which were new customers and some of which were existing customers) and made advances to existing customers pursuant to contractual terms. During the three months ended March 31, 2007 and the year ended December 31, 2006, the total value of newly originated investments, additional investments in existing portfolio companies, accrual of payment-in-kind interest and dividends, and net unrealized appreciation on investments, net of sales and repayments of securities, resulted in an increase in the total portfolio value of our investments, exclusive of unearned income, of $94.8 million and $160.0 million, respectively.

The following table shows our portfolio of investments by security type at March 31, 2007, December 31, 2006 and 2005:

	March 31, 2007		December 31, 2006		December 31, 2005
(dollars in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt	$431.0	31.9%	$389.7	31.0%	$543.0	49.5%
Subordinated debt
Secured	514.1	38.0	495.0	39.3	329.5	30.0
Unsecured	25.5	1.9	24.7	2.0	61.6	5.6

Total debt investments	970.6	71.8	909.4	72.3	934.1	85.1

Preferred equity	326.5	24.1	285.1	22.7	126.7	11.5
Common/common equivalents equity	55.3	4.1	63.1	5.0	36.8	3.4

Total equity investments	381.8	28.2	348.2	27.7	163.5	14.9

Total portfolio	$1,352.4	100.0%	$1,257.6	100.0%	$1,097.6	100.0%

Total portfolio investment activity (exclusive of unearned income) for the three months ended March 31, 2007 and the years ended December 31, 2006 and 2005 was as follows:

	March 31, 2007	December 31,
(dollars in millions)		2006	2005
Investment portfolio at beginning of period	$1,257.6	$1,097.6	$880.4
Originations and advances	177.9	595.8	578.3
Gross payments/reductions/sales of securities/other	(93.8)	(455.6)	(368.8)
Net unrealized gains	10.8	23.6	5.1
Net realized gains (losses)	2.5	(14.6)	9.0
Reversals of unrealized (appreciation) depreciation	(2.6)	10.8	(6.4)

Investment portfolio at end of period	$1,352.4	$1,257.6	$1,097.6

During 2006, we continued to diversify our investment portfolio on an industry basis. We also reduced our investments in secured senior debt while we increased our investments in subordinated debt and equity. During the year ended December 31, 2006, our increase in equity investments was primarily driven by the increase in our investments in control companies. At December 31, 2006, our control investments totaled approximately $526.1 million, compared to approximately $305.6 million at December 31, 2005. Another component of the increase in equity investments during the year ended December 31, 2006 was the conversion of our subordinated unsecured debt in Broadview Networks Holdings, Inc. (“Broadview”) to preferred shares in Broadview.

The following table shows our gross originations and advances during the three months ended March 31, 2007 and the years ended December 31, 2006 and 2005 by security type:

(dollars in millions)	March 31, 2007		December 31,
			2006		2005
Senior secured debt	$73.2	41.1%	$176.0	29.5%	$245.1	42.4%
Subordinated debt	70.7	39.7	256.7	43.1	249.0	43.1
Preferred equity	33.9	19.1	154.2	25.9	66.2	11.4
Common/common equivalents equity	0.1	0.1	8.9	1.5	18.0	3.1

Total	$177.9	100.0%	$595.8	100.0%	$578.3	100.0%

The following table shows our gross payments, reductions, and sales of securities during three months ended March 31, 2007 and the years ended December 31, 2006 and 2005 by security type:

	March 31, 2007		December 31,
(dollars in millions)			2006		2005
Senior secured debt	$31.1	33.2%	$307.5	67.5%	$281.1	76.2%
Subordinated debt	52.0	55.4	135.6	29.8	39.2	10.6
Equity	10.7	11.4	12.5	2.7	48.5	13.2

Total	$93.8	100.0%	$455.6	100.0%	$368.8	100.0%

During the year ended December 31, 2006, gross originations and advances and gross repayments and sales of equity securities by security type included $51.1 million of Broadview unsecured debt which was converted to preferred equity during the third quarter 2006.

During the three months ended March 31, 2007 and the years ended December 31, 2006 and 2005, our gross payments, reductions and sales of securities by transaction type included:

	March 31, 2007	December 31,
(dollars in millions)		2006	2005
Scheduled principal amortization	$5.5	$35.9	$77.0
Senior loan sales	2.0	102.7	25.6
Principal repayments	72.3	286.5	210.3
Payment of accrued paid-in-kind interest and dividends	4.7	19.9	7.4
Sales of equity investments	9.3	10.6	48.5

Total	$93.8	$455.6	$368.8

The majority of our senior loan sales during the year ended December 31, 2006 were due to our efforts to reduce the percentage of the portfolio that is comprised of secured senior debt.

The following table shows our portfolio of investments by industry at fair value, as of March 31, 2007, December 31, 2006 and December 31, 2005 (excluding unearned income):

	March 31, 2007		December 31, 2006		December 31, 2005
(dollars in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio (a)
Telecommunications – CLEC (competitive local exchange carriers)	$289.1	21.4%	$274.1	21.8%	$213.4	19.4%
Other Communications	45.4	3.4	84.0	6.7	68.8	6.3
Healthcare	115.1	8.5	106.5	8.5	91.1	8.4
Newspaper	83.0	6.1	90.6	7.2	112.8	10.3
Plastic Products	81.6	6.0	57.1	4.5	—	—
Cable	75.5	5.6	38.7	3.1	33.3	3.0
Publishing	68.0	5.0	68.0	5.4	72.3	6.6
Business Services	59.8	4.4	51.2	4.1	22.2	2.1
Laboratory Instruments	56.1	4.1	58.4	4.6	52.1	4.7
Home Furnishings	53.5	4.0	52.5	4.2	18.9	1.7
Food Services	48.7	3.6	21.2	1.7	—	—
Electronics	42.3	3.1	24.8	2.0	34.1	3.1
Broadcasting	40.2	3.0	39.9	3.2	31.9	2.9
Technology	39.6	2.9	36.2	2.9	66.1	6.0
Information Services	36.3	2.7	47.4	3.8	75.4	6.9
Sporting Goods	32.9	2.4	26.9	2.1	—	—
Education	30.6	2.3	31.0	2.5	19.5	1.8
DVD Rental	28.6	2.1	28.6	2.3	—	—
Other Media	24.6	1.8	24.1	1.9	33.9	3.1
Auto Parts	22.7	1.7	17.2	1.4	17.0	1.5
Drugs	15.4	1.1	15.6	1.2	28.7	2.6
Real Estate Investments	14.6	1.1	—	—	—	—
Leisure Activities	14.3	1.1	14.3	1.1	13.4	1.2
Photographic Studio	13.0	1.0	12.9	1.0	—	—
Retail	11.9	0.9	19.4	1.5	20.5	1.9
Cosmetics	1.7	0.1	6.3	0.5	11.3	1.0
Car Rental	—	—	—	—	13.5	1.2
Other (b)	7.9	0.6	10.7	0.8	47.4	4.3

	$1,352.4	100.0%	$1,257.6	100.0%	$1,097.6	100.0%

(a)	Certain amounts have been reclassified into different industries to conform to the current period industry classification.
(b)	No individual industry within this category exceeds 1%.

At March 31, 2007 and December 31, 2006, our ten largest portfolio companies represented approximately 41.7% and 41.3%, respectively, of the total fair value of our investments. These ten customers accounted for approximately 39.1% and 37.5% of our total revenue during the three months ended March 31, 2007 and the year ended December 31, 2006, respectively. At March 31, 2007, approximately 24.8% of our portfolio at fair value was invested in companies in the communications industry, of which 21.4% were in CLECs. At December 31, 2006, approximately 28.5% of our portfolio at fair value was invested in companies in the communications industry, of which 21.8% were in CLECs. Our two largest portfolio companies, Broadview and Cleartel Communications, Inc. (“Cleartel”) are CLECs. Our remaining investments in the communications industry include telecommunications tower companies, rural local exchange carriers, Internet service providers, wireless companies and security alarm companies. See “Results of Operations” for additional information regarding our investments in Broadview and Cleartel.

ASSET QUALITY

Asset quality is generally a function of portfolio company performance, economic conditions, and our underwriting and ongoing management of our investment portfolio. In addition to various risk management and monitoring tools, we also use an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We use the following 1 to 5 investment rating scale:

Investment Rating	Summary Description
1	Capital gain expected or realized
2	Full return of principal and interest or dividend expected with customer performing in accordance with plan
3	Full return of principal and interest or dividend expected but customer requires closer monitoring
4	Some loss of interest or dividend expected but still expecting an overall positive internal rate of return on the investment
5	Loss of interest or dividend and some loss of principal investment expected which would result in an overall negative internal rate of return on the investment

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of March 31, 2007, December 31, 2006 and December 31, 2005:

(dollars in millions)	March 31, 2007			December 31, 2006			December 31, 2005
Investment Rating	Investments at Fair Value		Percentage of Total Portfolio	Investments at Fair Value		Percentage of Total Portfolio	Investments at Fair Value		Percentage of Total Portfolio
1	$841.0	(a)	62.2%	$785.3	(a)	62.4%	$459.0	(a)	41.8%
2	261.0		19.3	285.5		22.7	429.9		39.2
3	224.4		16.6	158.2		12.6	128.0		11.7
4	24.7		1.8	23.6		1.9	77.4		7.0
5	1.3		0.1	5.0		0.4	3.3		0.3

	$1,352.4		100.0%	$1,257.6		100.0%	$1,097.6		100.0%

(a)	At March 31, 2007, December 31, 2006 and 2005, approximately $466.0 million, $447.4 million and $348.4 million, respectively, of our investments with an investment rating of “1” were loans to companies in which we also hold equity securities or for which we have already realized a gain on our equity investment.

When one of our loans becomes more than 90 days past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and will generally cease recognizing interest income on that loan until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. However, we may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. The following table summarizes loans on non-accrual status and loans greater than 90 days past due, at fair value, at March 31, 2007, December 31, 2006 and December 31, 2005:

	March 31, 2007			December 31, 2006			December 31, 2005
(dollars in millions)	Fair Value	% of Loan Portfolio	% of Total Portfolio	Fair Value	% of Loan Portfolio	% of Total Portfolio	Fair Value	% of Loan Portfolio	% of Total Portfolio
Loans greater than 90 days past due
On non-accrual status	$20.6	2.1%	1.5%	$20.1	2.2%	1.6%	$3.2	0.3%	0.3%
Not on non-accrual status	1.8	0.2	0.1	1.8	0.2	0.1	13.6	1.5	1.2

Total loans greater than 90 days past due	$22.4	2.3%	1.6%	$21.9	2.4%	1.7%	$16.8	1.8%	1.5%

Loans on non-accrual status
0 to 90 days past due	$96.8	10.0%	7.2%	$15.3	1.7%	1.2%	$9.5	1.0%	0.9%
Greater than 90 days past due	20.6	2.1	1.5	20.1	2.2	1.6	3.2	0.3	0.3

Total loans on non-accrual status	$117.4	12.1%	8.7%	$35.4	3.9%	2.8%	$12.7	1.3%	1.2%

Loans on non-accrual status or greater than 90 days past due	$119.2	12.3%	8.8%	$37.2	4.1%	2.9%	$26.3	2.8%	2.4%

The increase in loans on non-accrual status from $35.4 million at December 31, 2006 to $117.4 million at March 31, 2007 is primarily due to our investment in Cleartel, which we placed on non-accrual status during the three months ended March 31, 2007. During the first quarter of 2007, we invested $8.6 million of subordinated debt in Cleartel, a CLEC serving primarily residential customers, and made changes to Cleartel’s debt structure, including changes to the interest rates and classes of subordinated debt. The amount we invested during the first quarter of 2007 is in addition to the $19.8 million of subordinated debt that we invested in Cleartel during the fourth quarter of 2006 in connection with Cleartel’s acquisition of Supra Telecom (“Supra”), a Florida–based CLEC. As of March 31, 2007, we held multiple tranches of Cleartel subordinated debt with an aggregate fair value of $80.5 million. During the first quarter of 2007, Cleartel’s progress on the integration of Supra did not meet our expectations. As a result, the realization of expected synergies has not occurred as timely as expected and Cleartel incurred an estimated EBITDA loss of $0.8 million during the first quarter of 2007, due to gross margin compression, which was not anticipated. No reductions were recorded to the fair value of our Cleartel investments during the first quarter of 2007 since, at this time, we believe the expected synergies will be achieved over the next several quarters. However, since our Cleartel investment is a control investment and because Cleartel is not currently generating sufficient earnings to service its capital structure, we have placed the investment on non-accrual status until the underlying financial results and cash flows of Cleartel improve. Cleartel’s underperformance during the quarter reduced our first quarter 2007 revenue, distributable net operating income, net operating income, and net income by approximately $3.0 million. Placing Cleartel on non-accrual status increased the percentage of our loan portfolio on non-accrual status at March 31, 2007 by 8.3% to 12.1%. At March 31, 2007, Cleartel represented approximately 6.0% of the fair value of our investments compared to 5.8% of the fair value of our investments at December 31, 2006. Cleartel was one of the portfolio companies for which an independent valuation was obtained as of December 31, 2006.

Our ability to recognize income from our investment in Cleartel in future periods will be dependent on the performance and value of Cleartel.

The increase in loans on non-accrual status from $12.7 million at December 31, 2005 to $35.4 million at December 31, 2006 is primarily due to one portfolio company that we placed on non-accrual status during the year ended December 31, 2006.

Results of Operations

Comparison of the Three Months Ended March 31, 2007 and 2006

The following table shows the components of our net income for the three months ended March 31, 2007 and 2006:

(dollars in millions)	2007	2006	Change	Percentage Change
Revenue
Interest and dividend income	$35.6	$30.1	$5.5	18%
Loan fees	1.1	2.4	(1.3)	(54%)

Total interest and dividend income	36.7	32.5	4.2	13%
Advisory fees and other income	3.4	5.2	(1.8)	(35%)

Total revenue	40.1	37.7	2.4	6%

Operating expenses
Interest expense	9.1	8.9	0.2	2%
Employee compensation:
Salaries and benefits	5.5	5.5	—	—%
Amortization of employee restricted stock	3.0	0.6	2.4	400%

Total employee compensation	8.5	6.1	2.4	39%
General and administrative expense	2.5	1.9	0.6	32%

Total operating expenses	20.1	16.9	3.2	19%

Net operating income before investment gains and provision for income taxes on investment gains	20.0	20.8	(0.8)	(4%)

Net investment gains before provision for taxes	10.8	5.6	5.2	93%

Provision for income taxes	0.3	—	0.3	100%

Net income	$30.5	$26.4	$4.1	16%

Total Revenue

Total revenue includes interest and dividend income, loan fees and advisory fees and other income. The level of interest income is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest rate on interest-bearing investments and the amounts of loans for which interest is not accruing. Dividend income results from dividends earned on our equity investments or from dividends declared and paid by our portfolio companies. Dividend income will vary from period to period depending upon the level of yield on our equity investments and the amount of equities outstanding, as well as the value of the underlying securities.

Total interest and dividend income, which includes loan fees, increased $4.2 million for the three months ended March 31, 2007 compared to the three months ended March 31, 2006. Interest income, exclusive of loan fees, decreased approximately $(0.3) million during the three months ended March 31, 2007 compared to the three months ended March 31, 2006, due to a decrease in the spread to LIBOR in our loan portfolio, which had an impact of approximately $(1.6) million, and the decrease in our average loan portfolio, which had an impact of approximately $(0.1) million, partially offset by the increase in LIBOR, which had an impact of approximately $1.4 million. The decrease in interest income was primarily the result of the placement of our Cleartel investment on non-accrual status due to Cleartel’s underperformance during the quarter, which reduced our interest income during the three months ended March 31, 2007 by approximately $2.8 million. We include in interest income certain amounts that we have not received in cash, such as contractual paid-in-kind (PIK) interest. PIK interest represents contractually deferred interest that is added to the loan balance and which may be prepaid either by contract or the portfolio company’s choice, but is generally paid at the end of the loan term. The following table shows the PIK related activity for the three months ended March 31, 2007 and 2006:

(dollars in millions)	2007	2006
Beginning PIK loan balance	$11.1	$13.5
PIK interest earned during the period	2.9	4.3
Principal payments of cash on PIK loans	(3.7)	(4.1)
PIK loans purchased	0.4	(0.2)
Interest Receivable converted to PIK	0.4	1.6

Ending PIK loan balance	$11.1	$15.1

Dividend income increased approximately $5.8 million for the three months ended March 31, 2007 compared to the three months ended March 31, 2006, due to an increase in accrued preferred dividends. Certain of our equity investments have stated accruing dividend rates, for which we accrue dividends as they are earned to the extent we believe they will ultimately be paid. The increase in accrued preferred dividends for the three months ended March 31, 2007 as compared to the three months ended March 31, 2006 was primarily due to an increase in accrued preferred dividends from our investment in Broadview. We recognized dividend income equal to the contractual accruing dividend on our preferred equity investment in Broadview of approximately $7.1 million and $2.9 million for the three months ended March 31, 2007 and 2006, respectively. Our dividend activity for the three months ended March 31, 2007 and 2006 was as follows:

(dollars in millions)	2007	2006
Beginning accrued dividend balance	$33.6	$12.4
Dividend income earned during the period	9.3	3.5
Payment of previously accrued dividends	(0.7)	—

Ending accrued dividend balance	$42.2	$15.9

Loan fees include origination fees on loans that are deferred and amortized into interest income over the life of the loan. When repayments or restructurings with other than minor modifications occur, we accelerate the recognition of previously unamortized loan origination fees into loan fee income. These accelerations have the effect of increasing current period income and may reduce future amortizable income. Because these repayments and restructurings may vary from period to period, the amount of loan origination fees that are recognized as interest income may also vary from period to period. Loan fees decreased approximately $(1.3) million for the three months ended March 31, 2007 compared to the three months ended March 31, 2006 due to lower fee accelerations.

The following table shows our loan fee activity during the three months ended March 31, 2007 and 2006:

(dollars in millions)	2007	2006
Beginning unearned income balance	$9.5	$9.1
Additional deferred fees	1.9	1.7
Unearned income recognized	(1.1)	(2.4)

Ending unearned income balance	$10.3	$8.4

The total yield on our average debt portfolio at fair value for the three months ended March 31, 2007 and 2006 was 12.1% and 12.7%, respectively. The average LIBOR for the three months ended March 31, 2007 was 5.4%, an increase of 0.6% from 4.8% for the three months ended March 31, 2006. The spread to average LIBOR on our average loan portfolio at fair value for the three months ended March 31, 2007 was 6.5%, a decrease of approximately (0.8)% from 7.3% for the three months ended March 31, 2006, primarily the result of the placement of our Cleartel investment on non-accrual status, as well as, an increase in the level of fixed rate loans and a decrease in amortizing fee income and fee accelerations.

Advisory fees and other income primarily include fees related to advisory and management services, equity structuring fees, syndication fees, prepayment fees, bank interest and other income. Advisory fees and other income are generally related to specific transactions or services and therefore may vary from period to period depending on the level and types of services provided. The decrease in advisory fees and other income of $(1.8) million for the three months ended March 31, 2007 as compared to the three months ended March 31, 2006 was primarily due decreases in prepayment fees of $(1.9) million and bank interest and other fees of approximately $(0.7) million partially offset by an increase in advisory and management fees of $0.8 million.

For the three months ended March 31, 2007, our largest portfolio company, Broadview, accounted for approximately $7.1 million, or 17.8%, of our total revenue compared to approximately $4.2 million, or 11.3%, of our total revenue for the three months ended March 31, 2006. During the three months ended March 31, 2006, our revenue from our Broadview investment was comprised of interest and dividend income. During the third quarter of 2006, we converted all our debt investments in Broadview to preferred stock, therefore during the three months ended March 31, 2007, our revenue from our Broadview investment was all in the form of dividend income. As of March 31, 2007, our preferred stock investment in Broadview entitles us to a preferred claim of approximately $244.2 million, prior to claims by Broadview common shareholders. We are also entitled to accumulating dividends on our preferred stock investment, which accumulate and compound quarterly at an annual rate of 12% on $244.2 million but are not payable in cash on a current basis. Based on our current investments in Broadview our future earnings will all be in the form of accumulating dividend income. Further, because accumulating dividends are typically not considered part of taxable income until they are received in cash, it is possible that our GAAP earnings may exceed our taxable earnings by a significant amount until such time as this investment is liquidated. Our ability to recognize income from our investment in Broadview in future periods will be dependent on the performance and value of Broadview.

During the three months ended March 31, 2007, we placed our investment in Cleartel, our second largest portfolio company, on non-accrual status and did not recognize any revenue from this investment during the quarter, compared to $1.0 million, or 2.6%, of our total revenue for the three months ended March 31, 2006. As of March 31, 2007, we held Cleartel subordinated debt with a fair value of $80.5 million and Cleartel preferred stock with a fair value of $0.6 million, which includes a decrease in the fair value of the preferred stock of $40.1 million, which was recorded during the fourth quarter of 2006. Cleartel’s underperformance during the quarter reduced our first quarter 2007 revenue, distributable net operating income, net operating income, and net income by approximately $(3.0) million. Our ability to recognize income from our investment in Cleartel in future periods will be dependent on the performance and value of Cleartel. See “—Net Investment Gains and Losses Before Provision for Income Taxes” for additional discussion regarding our investment in Cleartel.

Total Operating Expenses

Operating expenses include interest, employee compensation and general and administrative expenses. The increase in interest expense of approximately $0.2 million during the three months ended March 31, 2007 as compared to the three months ended March 31, 2006, is primarily attributable to higher average borrowings.

Employee compensation includes base salaries and benefits, variable annual incentive compensation, and amortization of employee restricted stock awards. Total salaries and benefits was approximately $5.5 million during the three months ended March 31, 2007 and March 31, 2006. Amortization of employee restricted stock awards is non-cash compensation related to restricted stock awards granted in 2001, 2006, and 2007. During the quarter ended March 31, 2007, we recognized compensation expense related to restricted stock awards of approximately $3.0 million, compared to approximately $0.6 million for the quarter ended March 31, 2006. We granted approximately 981,000 shares of restricted stock during the first quarter of 2007 pursuant to our 2006 Employee Restricted Stock Plan. The forfeiture provisions will lapse quarterly with respect to 781,000 of these shares through December 31, 2010. The remaining 200,000 of the shares of restricted stock that were granted are subject to both time- and performance- based forfeiture provisions. The forfeiture provisions lapsed for 50,000 of these shares during the quarter ended March 31, 2007. As a result, we recognized all of the compensation expense with respect to the remaining 150,000 performance-based shares over the next three years.

General and administrative expenses include legal and accounting fees, insurance premiums, rent and various other expenses. General and administrative expenses increased approximately $0.6 million during the three months ended March 31, 2007 compared to the three months ended March 31, 2006, due to increases in amortization of restricted stock for non-employee directors of approximately $0.2 million and increases in other general and administrative costs resulting from the growth of our business of approximately $0.4 million.

Net Operating Income Before Investment Gains and Losses and Provision For Income Taxes

Net operating income before investment gains and losses and provision for income taxes for the three months ended March 31, 2007 totaled $20.0 million, a decrease of approximately $(0.8) million compared with $20.8 million for the three months ended March 31, 2006. This decrease is due to the items discussed above.

Distributable Net Operating Income (“DNOI”)

DNOI is net operating income before investment gains and losses and provision for income taxes, as determined in accordance with GAAP, excluding amortization of employee restricted stock awards. We view DNOI and the related per share measures as useful and appropriate supplements to net operating income, net income, earnings per share and cash flows from operating activities. DNOI serves as an additional measure of our operating performance exclusive of employee restricted stock amortization, which represents an expense of MCG but does not require settlement in cash. DNOI should not be considered as an alternative to net operating income, net income, earnings per share or cash flows from operating activities (each computed in accordance with GAAP). Instead, DNOI should be reviewed in connection with net operating income, net income, earnings per share and cash flows from operating activities in our consolidated financial statements, to help analyze how our business is performing.

DNOI for the three months ended March 31, 2007 was $23.0 million, or $0.40 per share, compared to $21.4 million, or $0.40 per share, for the three months ended March 31, 2006. The following table shows a reconciliation of our reported net operating income before investment gains and losses and provision for income taxes to DNOI for the quarter ended March 31, 2007 and 2006:

(in thousands, except per share data)
	2007	2006
Net operating income before investment gains and losses and provision for income taxes	$20,046	$20,764
Amortization of employee restricted stock awards	2,982	610

DNOI	$23,028	$21,374

Weighted average common shares outstanding	58,067	53,197
Weighted average common shares outstanding and dilutive common stock equivalents	58,134	53,197
Earnings per common share - basic and diluted	$0.52	$0.50
Net operating income before investment gains and losses and provision for income taxes per common share - basic and diluted	$0.35	$0.39
DNOI per share - basic and diluted	$0.40	$0.40

Net Investment Gains and Losses Before Provision for Income Taxes

Net investment gains before provision for income taxes totaled approximately $10.8 million for the three months ended March 31, 2007, compared to $5.6 million for the three months ended March 31, 2006. These amounts represent the total of net realized gains and losses, net unrealized appreciation and depreciation and reversals of unrealized appreciation and depreciation. Reversals of unrealized appreciation and depreciation occur when a gain or loss becomes realized.

The following table summarizes our gains and (losses) on investments and the change in our unrealized appreciation and depreciation on investments for the three months ended March 31, 2007:

	Three Months Ended March 31, 2007
(dollars in thousands)	Industry	Type	Realized Gain/ (Loss)	Unrealized Gain/ (Loss)	Reversal of Unrealized (Gain)/ Loss	Net Gain/ (Loss)
Portfolio Company
Jet Plastica Investors, LLC	Plastic Products	Control	$—	$7,766	$—	$7,766
Superior Industries Investors, LLC	Sporting Goods	Control	—	2,415	—	2,415
PremierGarage Holdings, LLC	Home Furnishings	Control	—	1,419	—	1,419
National Product Services, Inc.	Business Services	Control	—	949	—	949
Platinum Wireless, Inc.	Communications	Control	(1,149)	—	1,149	—
Midwest Tower Partners, LLC	Communications	Control	3,642	(32)	(3,642)	(32)
Flexsol Packaging Corp.	Chemicals/ Plastics	Non-affiliate	—	(315)	—	(315)
Xfone, Inc	Communications	Affiliate	—	(369)	—	(369)
D&B Towers, LLC	Communications	Non-affiliate	—	(802)	—	(802)
Other			34	(170)	(120)	(256)

Total			$2,527	$10,861	$(2,613)	$10,775

The following table summarizes our gains and (losses) on investments and the change in our unrealized appreciation and depreciation on investments for the three months ended March 31, 2006:

			Three Months Ended March 31, 2006
(dollars in thousands) Portfolio Company	Industry	Type	Realized Gain/(Loss)	Unrealized Gain/(Loss)	Reversal of Unrealized (Gain)/Loss	Net Gain/(Loss)
Stratford Schools Holdings, Inc.	Education	Affiliate	$—	$2,005	$—	$2,005
Metropolitan Telecommunications Holding Company	Communications	Non-affiliate	575	795	—	1,370
SXC Health Solutions, Inc.	Healthcare	Non-affiliate	—	1,179	—	1,179
Jenzabar, Inc.	Technology	Non-affiliate	—	631	—	631
I-55 Internet Services, Inc.	Communications	Non-affiliate	—	—	606	606
Jupitermedia Corporation	Technology	Non-affiliate	—	451	—	451
Wiesner Publishing Company, LLC	Publishing	Non-affiliate	—	450	—	450
Telecomm South, LLC	Communications	Control	(1,493)	—	1,493	—
Copperstate Technologies, Inc.	Security Alarm	Control	(1,483)	—	1,053	(430)
Fawcette Technical Publications Holding	Publishing	Control	—	(874)	—	(874)
Other			185	210	(145)	250

Total			$(2,216)	$4,847	$3,007	$5,638

Our board of directors is responsible for determining the fair value of our portfolio investments on a quarterly basis. As part of our process for determining the fair value of our portfolio of investments as of December 31, 2006 and March 31, 2007, we retained independent valuation firms to perform independent valuations on certain of our portfolio companies and review certain of our fair value determinations. The independent valuations and the reviews were considered by our board of directors in its determination of the fair value of our portfolio companies as of December 31, 2006 and March 31, 2007. We intend to continue to obtain independent valuations or reviews of our fair value determinations and to periodically update those valuations and reviews. The following table summarizes the independent valuations and reviews that have been performed:

(dollars in millions)	Total Investment	Equity Investment
Total portfolio value at March 31, 2007	$1,352.4	$381.8
Number of companies in our portfolio as of March 31, 2007 for which independent valuations or reviews of our fair value determinations were obtained	21	19
Total value of companies in our portfolio as of March 31, 2007 for which independent valuations or reviews of our fair value determinations were obtained	$736.7	$306.8
% of portfolio value as of March 31, 2007 for which independent valuations or reviews of our fair value determinations were obtained	54%	80%
% of portfolio value that is greater than one year old as of March 31, 2007 for which independent valuations or reviews of our fair value determinations were obtained	63%	93%
% of loans on non-accrual status as of March 31, 2007 for which independent valuations or reviews of our fair value determinations were obtained	98%	N/A

We hold preferred stock in Broadview, a CLEC serving primarily business customers and our largest portfolio company, with an aggregate fair value of $166.9 million at March 31, 2007, which includes an increase in the fair value of the preferred stock of $38.1 million, which was recorded during the fourth quarter of 2006. In February 2007, Broadview signed a definitive agreement to acquire InfoHighway Communications Corp., a New York-based integrated provider of hosted and managed communications solutions serving more than 12,000 business customers in the Mid-Atlantic and Northeast regions of the U.S. The transaction is expected to close in the second quarter of 2007 and is subject to regulatory approvals and other closing conditions. MCG’s investment in Broadview’s preferred stock is convertible into common stock and represents approximately a 52% ownership of the preferred stock and approximately a 51% ownership interest on an as-if converted basis. As of March 31, 2007, our preferred stock investment entitles us to aggregate claims of approximately $244.2 million, prior to any claims by Broadview common shareholders. We are also entitled to accumulating dividends on our preferred stock investment, which accumulate and compound quarterly at an annual rate of 12% on $244.2 million but are not payable in cash on a current basis. Further, because accumulating dividends are typically not considered as part of taxable income until they are received in cash, it is possible that our GAAP earnings may exceed our taxable earnings by a significant amount until such time as this investment is liquidated. Any amounts outstanding on Broadview’s $210 million senior secured notes and $25 million revolving credit facility with a third party are payable prior to any payments of preferred claims. Broadview was one of the portfolio companies for which an independent valuation was obtained as of December 31, 2006. At March 31, 2007, our Broadview investment represented approximately 12.3% of the fair value of our total investments compared to 12.7% of the fair value of our total investments at December 31, 2006. Additionally, our investment in Broadview accounted for $7.1 million, or 17.8%, of our total revenue for the three months ended March 31, 2007, compared to $4.2 million, or 11.3%, of our total revenue for the three months ended March 31, 2006. Our ability to recognize income from our investment in Broadview in future periods will be dependent on the performance and value of Broadview.

During the first quarter of 2007, we invested $8.6 million of subordinated debt in our second largest portfolio company, Cleartel, a CLEC serving primarily residential customers, and made changes to Cleartel’s debt structure, including changes to the interest rates and classes of subordinated debt. The amount we invested during the first quarter of 2007 is in addition to the $19.8 million of subordinated debt that we invested in

Cleartel during the fourth quarter of 2006 in connection with Cleartel’s acquisition of Supra Telecom (“Supra”), a Florida-based CLEC. As of March 31, 2007, we held multiple tranches of Cleartel subordinated debt with an aggregate fair value of $80.5 million and Cleartel preferred stock with a fair value of $0.6 million, which includes a decrease in the fair value of the preferred stock of $40.1 million, which was recorded during the fourth quarter of 2006. During the first quarter of 2007, Cleartel’s progress on the integration of Supra did not meet our expectations. As a result, the realization of expected synergies has not occurred as timely as expected and Cleartel incurred an estimated EBITDA loss of $0.8 million during the first quarter of 2007 which was not anticipated. No further reductions were recorded to the fair value of our Cleartel investments during the first quarter of 2007 since, at this time, we believe the expected synergies will be achieved over the next several quarters. At March 31, 2007, Cleartel represented approximately 6.0% of the fair value of our investments compared to 5.8% of the fair value of our investments at December 31, 2006. Cleartel was one of the portfolio companies for which an independent valuation was obtained as of December 31, 2006. Our ability to recognize income from our investment in Cleartel in future periods will be dependent on the performance and value of Cleartel.

Provision for Income Taxes

During the three months ended March 31, 2007, we recorded a provision for income taxes of $0.4 million primarily related to unrealized gains on our investments which are owned by our taxable subsidiaries.

Net Income

Net income totaled approximately $30.5 million for the three months ended March 31, 2007, compared to $26.4 million for the three months ended March 31, 2006. The increase in net income is due to the items discussed above.

Comparison of the Years Ended December 31, 2006 and 2005

The following table shows the components of our net income for the years ended December 31, 2006 and 2005:

(dollars in millions)	2006	2005	Change	Percentage Change
Operating income
Interest and dividend income	$132.9	$96.7	$36.2	37%
Loan fees	6.0	9.6	(3.6)	(38)%

Total interest and dividend income	138.9	106.3	32.6	31%
Advisory fees and other income	15.5	13.2	2.3	17%

Total operating income	154.4	119.5	34.9	29%
Operating expenses
Interest expense	36.3	23.1	13.2	57%
Employee compensation:
Salaries and benefits	20.3	19.3	1.0	5%
Long-term incentive compensation	4.5	6.5	(2.0)	(31)%

Total employee compensation	24.8	25.8	(1.0)	(4)%
General and administrative expense	9.7	10.1	(0.4)	(4)%

Total operating expenses	70.8	59.0	11.8	20%

Net operating income before investment gains and provision for income taxes on investment gains	83.6	60.5	23.1	38%
Net investment gains before taxes	20.0	7.7	12.3	160%
Provision for income taxes on investment gains	2.7	—	2.7	100%

Net income	$100.9	$68.2	$32.7	48%

Total Operating Income

Total operating income includes interest and dividend income, loan fees and advisory fees and other income. The level of interest income is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest rate on interest-bearing investments and the amounts of loans for which interest is not accruing. Dividend income results from dividends earned on our equity investments or from dividends declared and paid by our portfolio companies. Dividend income will vary from period to period depending upon the level of yield on our equity investments and the amount of equities outstanding, as well as the value of the underlying securities.

Total interest and dividend income, which includes loan fees, increased $32.6 million for the year ended December 31, 2006 compared to the year ended December 31, 2005. Interest income, exclusive of loan fees increased approximately $24.8 million during the year ended December 31, 2006 compared to the year ended December 31, 2005, due to the increase in LIBOR, which had an impact of approximately $13.9 million, the growth in the size of our loan portfolio, which had an impact of approximately $11.0 million, and the decrease in the spread to LIBOR in our loan portfolio, which had an impact of approximately $(0.1) million. We include in interest income certain amounts that we have not received in cash, such as contractual paid-in-kind (PIK) interest. PIK interest represents contractually deferred interest that is added to the loan balance and which may be prepaid either by contract or the portfolio company’s choice, but is generally paid at the end of the loan term. For the year ended December 31, 2006, PIK interest income totaled $14.7 million, compared to $12.7 million for the year ended December 31, 2005. At December 31, 2006 our total PIK loan balance represented $11.1 million, or 0.9% of our portfolio of investments, compared to $13.5 million, or 1.2%, of our portfolio of investments as of December 31, 2005. The following table shows the PIK related activity for the years ended December 31, 2006 and 2005:

(dollars in millions)	2006	2005
Beginning PIK loan balance	$13.5	$17.3
PIK interest earned during the period	14.7	12.7
Principal payments of cash on PIK loans	(13.8)	(10.4)
PIK loans converted to other securities	(9.9)	(5.7)
Interest receivable converted to PIK	7.2	—
Realized loss	(0.6)	(0.4)

Ending PIK loan balance	$11.1	$13.5

Dividend income increased approximately $11.4 million for the year ended December 31, 2006 compared to the year ended December 31, 2005, due to an increase in dividends declared by our portfolio companies and an increase in accruing preferred dividends. Certain of our equity investments have stated accruing dividend rates, for which we accrue dividends as they are earned to the extent we believe they will ultimately be paid. The accrued dividend balance at December 31, 2006 was approximately $33.6 million, or 2.7% of our portfolio of investments, compared to $12.4 million, or 1.1%, of our portfolio of investments at December 31, 2005. Our dividend activity for the years ended December 31, 2006 and 2005 was as follows:

(dollars in millions)	2006	2005
Beginning accrued dividend balance	$12.4	$5.4
Dividend income earned during the period	23.9	12.4
Payment of previously accrued dividends	(2.7)	—
Accrued dividends converted to other securities	—	(5.4)

Ending accrued dividend balance	$33.6	$12.4

Loan fees include origination fees on loans that are deferred and amortized into interest income over the life of the loan. When repayments or restructurings with other than minor modifications occur, we accelerate the recognition of previously unamortized loan origination fees into loan fee income. These accelerations have the effect of increasing current period income and may reduce future amortizable income. Because these repayments and restructurings may vary from period to period, the amount of loan origination fees that are recognized as interest income may also vary from period to period. Loan fees for the years ended December 31, 2006 and 2005, were approximately $6.0 million and $9.6 million, respectively.

The following table shows our loan fee activity during the years ended December 31, 2006 and 2005:

(dollars in millions)	2006	2005
Beginning unearned income balance	$9.1	$12.5
Additional deferred fees	6.4	6.2
Unearned income recognized	(6.0)	(9.6)

Ending unearned income balance	$9.5	$9.1

The total yield on our debt portfolio at fair value for the years ended December 31, 2006 and 2005 was 12.9% and 11.9%, respectively. The average LIBOR for the year ended December 31, 2006 was 5.2%, an increase of 1.6% from 3.6% for the year ended December 31, 2005. The average spread to LIBOR for the year ended December 31, 2006 was 7.7%, a decrease of approximately 0.6% from 8.3% for the year ended December 31, 2005, primarily due to an increase in the level of fixed rate loans as well as a decrease in amortizing fee income and fee accelerations.

Advisory fees and other income primarily include fees related to advisory and management services, equity structuring fees, syndication fees, prepayment fees, bank interest and other income. Advisory fees and other income are generally related to specific transactions or services and therefore may vary from period to period depending on the level and types of services provided. The increase in fees and other income of $2.3 million for the year ended December 31, 2006 as compared to the year ended December 31, 2005 was primarily due to increases in equity structuring fees of $3.5 million, advisory and management fees of $0.8 million, prepayment fees of $3.0 million, and bank interest and other fees of approximately $0.2 million, partially offset by a decrease in research fees of ($5.3) million due to the deconsolidation of Kagan Research, LLC effective January 1, 2006.

For the year ended December 31, 2006, our largest portfolio company, Broadview, accounted for approximately $22.3 million, or 14.5%, of our total operating income compared to approximately $17.5 million, or 14.6%, of our total operating income for the year ended December 31, 2005. During the year ended December 31, 2006, our operating income from our Broadview investment was comprised of interest and dividend income. During the third quarter of 2006, we converted all our debt investments in Broadview to preferred equity. As of December 31, 2006, our preferred equity investments in Broadview entitle us to a preferred claim of approximately $237.7 million, prior to claims by Broadview common shareholders. We are also entitled to accumulating dividends on our preferred stock investment, which accumulate and compound quarterly at an annual rate of 12% on $237.7 million but are not payable in cash on a current basis. Based on our current investment in Broadview our future earnings will all be in the form of accumulating dividend income. Further, because accumulating dividends are typically not considered part of taxable income until they are received in cash, it is possible that our GAAP earnings may exceed our taxable earnings by a significant amount until such time as this investment is liquidated.

For the year ended December 31, 2006, our second largest portfolio company, Cleartel, accounted for $7.5 million, or 4.8% of our total operating income, compared to $3.7 million, or 3.1%, of our total operating income for the year ended December 31, 2005. During the year ended December 31, 2006, our operating income from our Cleartel investment was comprised of interest and fee income. A portion of the interest income for the year ended December 31, 2006 was in the form of payment-in-kind interest; however, the debt was restructured during the year and is currently current pay interest.

Our ability to recognize income from our investments in Broadview and Cleartel in future periods will be dependent upon the performance and value of each company.

Total Operating Expenses

Operating expenses include interest, employee compensation and general and administrative expenses. The increase in interest expense of approximately $13.2 million during the year ended December 31, 2006 as compared to the year ended December 31, 2005, is primarily attributable to an increase of $8.1 million due to increases in LIBOR, an increase of $1.7 million due to increases in the spread to LIBOR, and an increase of $3.4 million due to higher average borrowings. Of the $1.7 million increase due to increases in the spread to LIBOR, $0.5 million is attributable to the amortization of deferred debt issuance costs. The increase in deferred debt issuance cost amortization is primarily attributable to the expenses associated with the redemption of our Series 2004-1 Notes during the third quarter of 2006.

Employee compensation includes base salaries and benefits, variable annual incentive compensation, and long-term incentive compensation. The increase in salaries and benefits expense of $1.0 million during the year ended December 31, 2006 as compared to the year ended December 31, 2005 is primarily due to an increase of approximately $3.7 million in salaries and benefits and $1.5 million of severance costs related to our former CEO, partially offset by a decrease of approximately $4.2 million due to the deconsolidation of Kagan Research, LLC. Long-term incentive compensation expense is made up of non-cash amortization of restricted stock awards granted in 2001 and 2006 and dividends on shares securing employee loans. Long-term incentive compensation decreased $2.0 million for the year ended December 31, 2006 as compared to the year ended December 31, 2005 due to a decrease in the lapsing of forfeiture provisions on shares of restricted stock and fewer dividends on shares securing employee loans during the year ended December 31, 2006 compared to the year ended December 31, 2005, partially offset by a charge of $0.7 million related to the accelerated vesting of certain restricted shares held by our former CEO.

General and administrative expenses include legal and accounting fees, insurance premiums, rent and various other expenses. General and administrative expenses decreased approximately $0.4 million during the year ended December 31, 2006 compared to the year ended December 31, 2005, due to a decrease of approximately $2.8 million due to the deconsolidation of Kagan Research LLC, partially offset by professional fees of approximately $1.4 million incurred in conjunction with the independent review of certain tax withholding reimbursements and loan repayments by our current and former executive officers, as previously disclosed, an increase in directors fees of approximately $0.3 million and an increase in recruiting and other general and administrative costs of approximately $0.7 million.

Net Operating Income Before Investment Gains and Losses and Provision For Income Taxes on Investment Gains

Net operating income before investment gains and losses and provision for income taxes on investment gains for the year ended December 31, 2006 totaled $83.6 million, an increase of approximately $23.1 million compared with $60.5 million for the year ended December 31, 2005. This increase is due to the items discussed above. During the year ended December 31, 2005, our wholly owned subsidiary, Kagan Research, LLC, accounted for losses of approximately ($1.7) million. Effective January 1, 2006, Kagan Research, LLC no longer qualified as a consolidated subsidiary of the Company.

Net Investment Gains and Losses Before Income Taxes on Investment Gains

Net investment gains before income taxes on investment gains totaled approximately $20.0 million for the year ended December 31, 2006, compared to $7.7 million for the year ended December 31, 2005. These amounts represent the total of net realized gains and losses, net unrealized appreciation and depreciation and reversals of unrealized appreciation and depreciation. Reversals of unrealized appreciation and depreciation occur when a gain or loss becomes realized.

The following table summarizes our gains and (losses) on investments and the change in our unrealized appreciation and depreciation on investments for the year ended December 31, 2006:

			Year Ended December 31, 2006
(dollars in thousands) Portfolio Company	Industry	Type	Realized Gain/ (Loss)	Unrealized Gain/ (Loss)	Reversal of Unrealized (Gain)/ Loss	Net Gain/ (Loss)
Broadview Networks Holdings, Inc.	Communications	Control	$—	$38,064	$—	$38,064
Jenzabar, Inc.	Technology	Non-affiliate	—	9,550	—	9,550
Metropolitan Telecommunications Holding Company	Communications	Non-affiliate	583	4,423	—	5,006
dick clark productions, inc.	Broadcasting	Non-affiliate	—	4,363	—	4,363
Midwest Tower Partners, LLC	Communications	Control	—	3,882	—	3,882
Stratford Schools Holdings, Inc.	Education	Affiliate	—	3,771	—	3,771
RadioPharmacy Investors, LLC	Healthcare	Control	—	3,135	—	3,135
SXC Health Solutions, Inc.	Healthcare	Non-affiliate	4,054	1,940	(3,334)	2,660
Wiesner Publishing Company, LLC	Publishing	Non-affiliate	—	1,615	—	1,615
Miles Media Holding, Inc.	Publishing	Non-affiliate	—	1,282	—	1,282
Working Mother Media, Inc.	Publishing	Control	—	828	—	828
Superior Publishing Corporation	Newspaper	Control	—	700	—	700
I-55 Internet Services, Inc.	Communications	Non-affiliate	—	—	606	606
Crystal Media Network, LLC	Broadcasting	Control	(2,245)	(39)	2,561	277
Telecomm South, LLC	Communications	Control	(1,493)	—	1,493	—
Copperstate Technologies, Inc.	Security Alarm	Control	(1,483)	—	1,053	(430)
iVerify, US Inc.	Communications	Affiliate	—	(578)	—	(578)
West Coast WirelessLines	Publishing	Control	(781)	(586)	586	(781)
Home Interiors & Gifts, Inc.	Home Furnishings	Non-affiliate	—	(807)	—	(807)
Platinum Wireless, Inc.	Communications	Control	—	(839)	—	(839)
Jupitermedia Corporation	Information Services	Non-affiliate	—	(908)	—	(908)
GoldenSource Holdings, Inc.	Technology	Non-affiliate	(3,363)	—	—	(3,363)
Fawcette Technical Publications Holding	Publishing	Control	(10,059)	(2,197)	8,319	(3,937)
Total Sleep Holdings, Inc.	Healthcare	Non-affiliate	—	(3,971)	—	(3,971)
Cleartel Communications, Inc.	Communications	Control	—	(40,072)	—	(40,072)
Other			200	67	(303)	(36)

Total			$(14,587)	$23,623	$10,981	$20,017

Our board of directors is responsible for determining the fair value of our portfolio investments on a quarterly basis. In connection with our process for determining fair value as of December 31, 2006, we retained two independent valuation firms to perform independent valuations of certain of our portfolio companies. Independent valuations were obtained for eleven portfolio companies including all companies in which we hold equity positions with fair value greater than $10.0 million as of December 31, 2006. These valuations were considered by our board of directors in their determination of fair value. The following table summarizes the independent valuations performed:

(dollars in millions)	Total Investment Value	Equity Investment Value
Total portfolio value at December 31, 2006	$1,257.6	$348.2
Number of companies for which independent enterprise valuations were obtained	11	10
Total value of companies for which independent enterprise valuations were obtained	$486.0	$267.0
% of portfolio value for which independent enterprise valuations were obtained	39%	77%
% of loans on non-accrual status for which independent enterprise valuations were obtained	62%	N/A

Broadview, our largest portfolio company, serves primarily business customers. At December 31, 2006, our investment in Broadview had a fair value of approximately $159.8 million, or 12.7% of the value of our total portfolio, compared to $95.1 million, or 8.7% at December 31, 2005. During the year ended December 31, 2006, there was an unrealized gain on our Broadview investment of approximately $38.1 million. This increase in fair value is primarily due to an increase in valuations in comparable industry transactions during the fourth quarter of 2006 and enhanced value associated with Broadview’s acquisition of ATX Communications, Inc. (“ATX”). On September 29, 2006, Broadview completed the acquisition of ATX, an integrated communications provider serving business customers in the Mid-Atlantic region. Broadview financed the ATX acquisition using a portion of the proceeds from a $210.0 million offering of 11 3/8% Senior Secured Notes due 2012, which were offered through Rule 144A under the Securities Act of 1933, as amended (the “Bond Offering”). The Bond Offering closed on August 23, 2006. At the time of the Bond Offering, we invested an additional $5.5 million into Broadview and converted all of our subordinated debt investments, which at that time had a fair value of approximately $51.1 million, to preferred equity. Broadview was one of the portfolio companies for which an independent valuation was obtained as of December 31, 2006.

Cleartel, our second largest portfolio company, is a Florida-based CLEC that serves primarily residential customers. At December 31, 2006, Cleartel represented approximately 5.8% of the fair value of our investments compared to 7.2% of the fair value of our investments at December 31, 2005. At December 31, 2006, we held subordinated debt with a fair value of $72.0 million and preferred equity with a fair value of $0.6 million, which included unrealized depreciation of approximately $40.1 million. This decrease in fair value is largely due to a decrease in valuations in comparable residential CLEC industry transactions that occurred during the fourth quarter of 2006. During October 2006, Cleartel acquired Supra Telecom, a Florida-based CLEC. In conjunction with this acquisition, we invested an additional $19.8 million in Cleartel in the form of subordinated debt and restructured our existing debt investments in Cleartel by extending the maturity dates and modifying the interest rates. Cleartel was one of the portfolio companies for which an independent valuation was obtained as of December 31, 2006.

The following table summarizes our gains and (losses) on investments and the change in our unrealized appreciation and depreciation on investments for the year ended December 31, 2005:

			Year Ended December 31, 2005
(dollars in thousands) Portfolio Company	Industry	Type	Realized Gain/ (Loss)	Unrealized Gain/ (Loss)	Reversal of Unrealized (Gain)/ Loss	Net Gain/ (Loss)
Jenzabar, Inc.	Technology	Non-affiliate	$—	$6,506	$—	$6,506
Sunshine Media Delaware, LLC	Publishing	Affiliate	—	4,001	—	4,001
Jupitermedia Corporation	Information Services	Non-affiliate	2,321	—	(425)	1,896
Metropolitan Telecommunications Holding Company	Communications	Non-affiliate	2,038	534	(989)	1,583
Wiesner Publishing Company, LLC	Publishing	Non-affiliate	—	1,514	—	1,514
SXC Health Solutions, Inc.	Healthcare	Non-affiliate	—	1,342	—	1,342
Midwest Tower Partners, LLC	Communications	Control	—	1,131	—	1,131
On Target Media, LLC	Publishing	Affiliate	—	1,103	—	1,103
Telecomm South, LLC	Communications	Control	—	619	—	619
Boucher Communications, Inc.	Publishing	Non-affiliate	930	—	(409)	521
ETC Group, LLC	Publishing	Control	—	503	—	503
Talk America Holdings, Inc.	Communications	Non-affiliate	1,354	—	(892)	462
National Systems Integration, Inc.	Security Alarm	Control	(5,177)	—	5,319	142
Interactive Business Solutions, Inc.	Security Alarm	Control	(1,750)	—	1,826	76
Witter Publishing Co. Inc.	Publishing	Non-affiliate	(721)	(127)	874	26
All Island Media, Inc	Newspaper	Affiliate	390	—	(390)	—
UMAC, Inc.	Publishing	Control	(10,062)	—	10,062	—
nii communications, inc.	Communications	Non-affiliate	900	—	(901)	(1)
Corporate Legal Times	Publishing	Control	(367)	—	339	(28)
IDS Telcom LLC	Communications	Non-affiliate	—	(692)	583	(109)
Bridgecom Holdings, Inc. after acquisition	Communications	Control	—	—	(497)	(497)
Cleartel Communications, Inc.	Communications	Control	—	(733)	—	(733)
Copperstate Technologies, Inc.	Security Alarm	Control	—	(876)	—	(876)
Superior Publishing Corporation	Newspaper	Control	—	(924)	—	(924)
CCG Consulting, LLC	Business Services	Non-affiliate	(1,258)	(1,269)	1,269	(1,258)
Working Mother Media, Inc.	Publishing	Control	—	(1,604)	—	(1,604)
Creatas, L.L.C.	Information Services	Control	20,431	—	(22,138)	(1,707)
Fawcette Technical Publications Holding	Publishing	Control	—	(3,553)	—	(3,553)
Crystal Media Network, LLC	Broadcasting	Control	—	(3,704)	—	(3,704)
Other			(8)	1,330	(75)	1,247

Total			$9,021	$5,101	$(6,444)	$7,678

Provision for Income Taxes on Investment Gains

During the year ended December 31, 2006, we recorded a $2.7 million provision for income taxes. This tax provision is primarily related to unrealized gains on one of our investments.

Net Income

Net income totaled approximately $100.9 million for the year ended December 31, 2006, compared to $68.2 million for the year ended December 31, 2005. The increase in net income is due to the items discussed above.

Comparison of the Years Ended December 31, 2005 and 2004

The following table shows the components of our net operating income for the years ended December 31, 2005, and 2004:

(dollars in millions)	2005	2004	Change	Percentage Change
Operating income
Interest and dividend income	$96.7	$69.1	$27.6	40%
Loan fees	9.6	8.8	0.8	9%

Total interest and dividend income	106.3	77.9	28.4	36%
Advisory fees and other income	13.2	15.2	(2.0)	(13)%

Total operating income	119.5	93.1	26.4	28%
Operating expenses
Interest expense	23.1	10.5	12.6	120%
Employee compensation:
Salaries and benefits	19.3	15.7	3.6	23%
Long-term incentive compensation	6.5	11.7	(5.2)	(44)%

Total employee compensation	25.8	27.4	(1.6)	(6)%
General and administrative expense	10.1	10.1	—	0%

Total operating expenses	59.0	48.0	11.0	23%

Net operating income before investment gains and provision for income taxes on investment gains	60.5	45.1	15.4	34%
Net investment gains before taxes	7.7	2.5	5.2	208%
Provision for income taxes on investment gains	—	—	—	0%

Net income	$68.2	$47.6	$20.6	43%

Total Operating Income

Total operating income includes interest and dividend income, loan fees and fees and other income. The level of interest income, which includes interest paid in cash and in kind, is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest rate on interest-bearing investments and the amounts of loans for which interest is not accruing. Dividend income results from dividends earned on our yielding equity investments. Dividend income will vary from period to period depending upon the level of yield on our equity investments and the amount of yielding equities outstanding, as well as the value of the underlying securities.

The increase in interest and dividend income for the year ended December 31, 2005, as compared to the year ended December 31, 2004, is due to growth in average loans, which had an impact of $14.5 million, an increase in LIBOR, which had an impact of $13.2 million and an increase in dividend income, which had an impact of $7.2 million, primarily attributable to our preferred stock of Broadview Networks Holdings, Inc. These increases were partially offset by a decrease in the spread to LIBOR in our loan portfolio, which had an impact of ($7.2) million. The majority of the decrease in the spread to LIBOR is related to holding fixed rate loans and loans with LIBOR floors in a rising interest rate environment, as well as fluctuations due to payoff and origination activity. The total yield on our total investment portfolio, at cost, for the years ended December 31, 2005 and 2004 was 11.1% and 10.0%, respectively.

During the year ended December 31, 2005, our investments in Bridgecom Holdings, Inc. and Broadview accounted for approximately $17.5 million, or 14.6%, of our total operating income. Our operating income related to Bridgecom and Broadview related to interest and dividends on our loan and equity investments in these entities. Our preferred stock investment in Broadview, which had a fair value of $52.1 million as of December 31, 2005, entitles us to a preferred claim of approximately $90 million plus accrued dividends, which accumulate at an annual rate of 12% on our preferred claim. We currently expect that our Broadview investment will continue to comprise a significant component of our operating income. In future periods, our ability to record income related to the accumulating dividends on our preferred securities will be dependent upon the performance and value of Broadview.

Loan fees for the years ended December 31, 2005 and 2004, included fees relating to the following:

(dollars in millions)	2005	2004
Amortizing and other fee income	$3.7	$5.6
Fee accelerations	5.9	3.1

Total loan fees	$9.6	$8.7

Loan fees include origination fees on loans that are capitalized and amortized into interest income over the life of the loan. When repayments or restructurings with other than minor modifications occur, we will accelerate the recognition into loan fee income of previously unamortized loan origination fees. These accelerations have the effect of increasing current period income and reducing future amortizable income. Because these repayments and restructurings may vary from period to period, the amount of loan origination fees that are recognized as interest income may also vary from period to period. The decrease in amortizing fee income for the year ended December 31, 2005 as compared to the year ended December 31, 2004 is related primarily to the volume of fee accelerations in 2005 and a decrease in our average origination fees on new loans.

Fees and other income primarily include fees related to advisory and management services, prepayment fees, research revenues, bank interest and other income. Fees and other income are generally related to specific transactions or services and therefore may vary from period to period depending on the level and types of services provided. The decrease in fees and other income of $2.0 million for the year ended December 31, 2005 as compared to the year ended December 31, 2004 was primarily due to $4.5 million of management fees earned in 2004 from one of our control investments, Bridgecom Holdings, Inc., prior to its merger with Broadview, versus none earned during 2005, and a decrease in other income of $0.7 million. These decreases were partially offset by increases in advisory fees of $0.4 million, prepayment fees of $0.2 million, research revenues from our wholly owned subsidiary Kagan Research, LLC of $0.9 million, and bank interest income of $1.7 million. The increase in bank interest income is due to higher cash balances, primarily in our cash, securitization accounts, due to higher principal and interest payments on loans held as collateral for our securitization facilities. Cash from principal and interest payments that occur in our securitization facilities are accumulated in trust accounts until monthly or quarterly disbursements are made from trust accounts. These balances are reflected as Cash, securitization accounts on the balance sheet. The portion of payments that represent principal payments are primarily used to repay debt.

Total Operating Expenses

Operating expenses include interest, employee compensation and general and administrative expenses. The increase in interest expense during the year ended December 31, 2005 as compared to the year ended December 31, 2004, is primarily attributable to an increase of $7.8 million due to increases in LIBOR, an increase of $1.7 million due to the spread to LIBOR, and an increase of $3.1 million due to higher average borrowings.

Employee compensation includes base salaries and benefits, variable annual incentive compensation, and long-term incentive compensation. The increase in salaries and benefits expense during the year ended December 31, 2005 as compared to the year ended December 31, 2004 is primarily due to increased staffing, which is part of an ongoing effort to expand our infrastructure in order to support our plans for future growth.

Long-term incentive compensation expense is made up of non-cash amortization of restricted stock awards granted in 2001 and dividends on performance based restricted shares and shares securing employee loans. Long-term incentive compensation totaled $6.5 million for the year ended December 31, 2005 compared to $11.7 million for the year ended December 31, 2004. During the first quarter of 2004, our compensation committee waived the performance-based forfeiture restrictions and modified the time-based forfeiture provisions that were applicable to restricted stock of certain of our executive officers which resulted in an expense of $4.0 million. During the third quarter of 2005, the performance-based forfeiture restrictions and time-based forfeiture provisions that were applicable to restricted stock of certain non-executive officers lapsed which resulted in a $0.6 million increase in long-term incentive compensation expense and a $0.4 million increase in salaries and benefits expense.

General and administrative expenses include legal and accounting fees, insurance premiums, rent and various other expenses. General and administrative expenses were approximately $10.1 million for the years ended December 31, 2005 and 2004.

Net Operating Income before Investment Gains and Losses and Provision for Income Taxes on Investment Gains

Net operating income before investment gains and losses and provision for income taxes on investment gains for the year ended December 31, 2005 totaled $60.5 million, an increase of 34.2% compared with $45.1 million for the year ended December 31, 2004. Our wholly owned subsidiary, Kagan Research, LLC, accounted for losses of $(1.9) million and $(0.7) million during the years ended December 31, 2005 and 2004, respectively. The changes in net operating income are the result of the items described above.

Net Investment Gains and Losses before Income Taxes on Investment Gains

Net investment gains before income taxes on investment gains totaled approximately $7.7 million for the year ended December 31, 2005, compared to $2.6 million for the year ended December 31, 2004. These amounts represent the total of net realized gains and losses, net unrealized appreciation and depreciation and reversals of unrealized appreciation and depreciation. Reversals of unrealized appreciation and depreciation occur when a gain or loss becomes realized.

The following table summarizes our gains and (losses) on investments and the change in our unrealized appreciation and depreciation on investments for the year ended December 31, 2005:

			Year Ended December 31, 2005
(dollars in thousands) Portfolio Company	Industry	Type	Realized Gain/ (Loss)	Unrealized Gain/ (Loss)	Reversal of Unrealized (Gain)/Loss	Net Gain/ (Loss)
Jenzabar, Inc.	Technology	Non-affiliate	$—	$6,506	$—	$6,506
Sunshine Media Delaware, LLC	Publishing	Affiliate	—	4,001	—	4,001
Jupitermedia Corporation	Information Services	Non-affiliate	2,321	—	(425)	1,896
Metropolitan Telecommunications Holding Company	Communications	Non-affiliate	2,038	534	(989)	1,583
Wiesner Publishing Company, LLC	Publishing	Non-affiliate	—	1,514	—	1,514
SXC Health Solutions, Inc.	Healthcare	Non-affiliate	—	1,342	—	1,342
Midwest Tower Partners, LLC	Communications	Control	—	1,131	—	1,131
On Target Media, LLC	Publishing	Affiliate	—	1,103	—	1,103
Telecomm South, LLC	Communications	Control	—	619	—	619
Boucher Communications, Inc.	Publishing	Non-affiliate	930	—	(409)	521
ETC Group, LLC	Publishing	Control	—	503	—	503
Talk America Holdings, Inc.	Communications	Non-affiliate	1,354	—	(892)	462
National Systems Integration, Inc.	Security Alarm	Control	(5,177)	—	5,319	142
Interactive Business Solutions, Inc.	Security Alarm	Control	(1,750)	—	1,826	76
Witter Publishing Co. Inc.	Publishing	Non-affiliate	(721)	(127)	874	26
All Island Media, Inc	Newspaper	Affiliate	390	—	(390)	—
UMAC, Inc.	Publishing	Control	(10,062)	—	10,062	—
nii communications, inc.	Communications	Non-affiliate	900	—	(901)	(1)
Corporate Legal Times	Publishing	Control	(367)	—	339	(28)
IDS Telcom LLC	Communications	Non-affiliate	—	(692)	583	(109)
Bridgecom Holdings, Inc. after acquisition	Communications	Control	—	—	(497)	(497)
Cleartel Communications, Inc.	Communications	Control	—	(733)	—	(733)
Copperstate Technologies, Inc.	Security Alarm	Control	—	(876)	—	(876)
Superior Publishing Corporation	Newspaper	Control	—	(924)	—	(924)
CCG Consulting, LLC	Business Services	Non-affiliate	(1,258)	(1,269)	1,269	(1,258)
Working Mother Media, Inc.	Publishing	Control	—	(1,604)	—	(1,604)
Creatas, L.L.C.	Information Services	Control	20,431	—	(22,138)	(1,707)
Fawcette Technical Publications Holding	Publishing	Control	—	(3,553)	—	(3,553)
Crystal Media Network, LLC	Broadcasting	Control	—	(3,704)	—	(3,704)
Other			(8)	1,330	(75)	1,247

Total			$9,021	$5,101	$(6,444)	$7,678

The net realized gains for the year ended December 31, 2005 were primarily attributable to a $20.4 million realized gain on the sale of our Creatas equity investment, partially offset by a $10.1 million realized loss on the sale of our investment in UMAC, Inc. The reversal of unrealized appreciation on the Creatas investment totaled ($22.1) million, and the reversal of unrealized depreciation on the UMAC investment totaled $10.1 million.

During 2005, our investment with the largest unrealized depreciation was Crystal Media Network, LLC. Certain events occurred at Crystal Media during 2005 that caused us to record unrealized losses on our equity investment of approximately $3.7 million. These unrealized losses, along with unrealized losses recorded on this investment prior to 2005, have reduced our estimated fair value of our equity investment in Crystal Media to approximately $1.1 million, which is approximately $5.0 million less than our cost basis in this investment. We currently expect to convert this unrealized loss to a realized loss in a future period.

The following table summarizes our gains and (losses) on investments and the change in our unrealized appreciation and depreciation on investments for the year ended December 31, 2004:

			Year Ended December 31, 2004
(dollars in thousands) Portfolio Company	Industry	Type	Realized Gain/ (Loss)	Unrealized Gain/ (Loss)	Reversal of Unrealized (Gain)/Loss	Net Gain/ (Loss)
Creatas, L.L.C.	Information Services	Control	$—	$20,459	$—	$20,459
21st Century Newspapers, Inc.	Newspaper	Non-affiliate	2,478	—	(215)	2,263
R.R. Bowker LLC	Information Services	Non-affiliate	2,268	242	(794)	1,716
Corporate Legal Times	Publishing	Control	—	1,637	—	1,637
Images.com, Inc.	Information Services	Non-affiliate	—	1,466	—	1,466
Metropolitan Telecommunications Holding Company	Communications	Non-affiliate	—	1,239	—	1,239
Superior Publishing Corporation	Newspaper	Control	—	1,104	—	1,104
nii communications, inc.	Communications	Non-affiliate	—	925	—	925
Jenezabar, Inc.	Technology	Non-affiliate	—	703	—	703
NOW Communications, Inc.	Communications	Non-affiliate	—	—	658	658
Bridgecom Holdings, Inc.	Communications	Control	2,158	497	(2,242)	413
Netplexus Corporation	Technology	Affiliate	(2,531)	—	2,413	(118)
AMI Telecommunications Corporation	Communications	Control	(6,989)	—	6,858	(131)
Witter Publishing Co. Inc.	Publishing	Non-affiliate	—	(602)	—	(602)
Fawcette Technical Publications Holding	Publishing	Control	—	(718)	—	(718)
ETC Group, LLC	Publishing	Control	—	(750)	—	(750)
Interactive Business Solutions, Inc.	Security Alarm	Control	—	(919)	—	(919)
Telecomm South, LLC	Communications	Control	—	(1,019)	—	(1,019)
Talk America Holdings, Inc.	Communications	Non-affiliate	—	(1,302)	—	(1,302)
Copperstate Technologies, Inc.	Security Alarm	Control	—	(1,681)	—	(1,681)
Sunshine Media Delaware, LLC	Publishing	Affiliate	—	(3,678)	—	(3,678)
Working Mother Media, Inc.	Publishing	Control	—	(4,012)	—	(4,012)
National Systems Integration, Inc.	Security Alarm	Control	—	(4,743)	—	(4,743)
Cleartel Communications, Inc.	Communications	Control	(669)	(4,332)	—	(5,001)
FTI Technologies Holdings, Inc.	Technology	Non-affiliate	(5,125)	(5,125)	5,125	(5,125)
Other			160	(121)	(266)	(227)

Total			$(8,250)	$(730)	$11,537	$2,557

Net Income

Net income totaled $68.2 million for the year ended December 31, 2005, compared to $47.6 million for the year ended December 31, 2004. The increase in net income is due to the items discussed above.

Financial Condition, Liquidity and Capital Resources

Cash and Cash Equivalents, Cash, Securitization Accounts, and Cash, Restricted

At March 31, 2007, December 31, 2006 and December 31, 2005, we had $17.6 million, $21.7 million and $45.6 million, respectively, in cash and cash equivalents. In addition, at March 31, 2007, December 31, 2006 and December 31, 2005, we had $20.9 million, $15.9 million and $82.1 million, respectively, in cash, securitization accounts. We also had $2.6 million, $2.6 million and $2.0 million of restricted cash as of March 31, 2007, December 31, 2006 and December 31, 2005, respectively. We primarily invest cash on hand in interest bearing deposit accounts. Cash, securitization accounts include principal and interest payments received on securitized loans, which in certain cases are held in designated bank accounts until monthly or quarterly disbursements are made from the securitization trusts. In certain cases, we are required to use a portion of these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the related securitization agreements, while in other cases we are permitted to use these amounts to acquire new loans into the securitization trusts. Cash in securitization accounts negatively impacts our earnings since the interest we pay on borrowings typically exceeds the rate of return that we are able to earn on temporary cash investments. Our objective is to maintain sufficient cash on hand to cover current funding requirements and operational needs.

For the three months ended March 31, 2007, net cash provided by operating activities totaled $17.2 million, a decrease of approximately $(5.5) million from $22.7 million for the three months ended March 31, 2006. This decrease was due primarily to higher paid-in-kind interest and dividends and realized gains on investments which are included in net income, an increase in cash securitization accounts from interest collections, and an increase in interest receivable, partially offset by higher net income and increases in amortization of restricted stock awards, interest payable and unearned income. During the three months ended March 31, 2007, net cash used in investing activities was $(75.8) million compared to cash provided by investing activities of $2.3 million during the three months ended March 31, 2006. This change is primarily the result of a decrease in cash received from principal payments on loans of approximately $42.9 million, an increase of approximately $38.2 million of originations, draws and advances on loans, an increase of approximately $5.8 million in equity investments made and an increase of approximately $0.3 million in fixed asset purchases, partially offset by an increase in the proceeds from the sales of equity investments of approximately $9.1 million. During the three months ended March 31, 2007, cash provided by financing activities was approximately $54.5 million compared to cash used in financing activities of $(28.5) million during the three months ended March 31, 2006. This change is mainly due to an increase in proceeds from borrowings of approximately $59.1 million and a reduction in cash in securitization accounts for paydown of principal on debt of approximately $28.3 million, partially offset by an increase in dividends paid of approximately $3.7 million.

For the year ended December 31, 2006, net cash provided by operating activities totaled $69.9 million, an increase of approximately $19.3 million from $50.6 million for the year ended December 31, 2005. This increase was due primarily to an increase in net income, partially offset by an increase in the portion of net income attributable to net gains on investments and an increase in paid-in-kind interest and dividends. Cash used in investing activities decreased approximately $81.5 million to $115.9 million for the year ended December 31, 2006 from $197.5 million for the year ended December 31, 2005. This change is primarily the result of an increase in principal payments on loans and a decrease in originations, draws and advances on loans, partially offset by an increase in purchases of equity investments and a decrease in proceeds from sales of equity investments. Cash provided by financing activities decreased approximately $87.7 million to $22.1 million for the year ended December 31, 2006, from $109.7 million for the year ended December 31, 2005. This change is mainly due to fewer proceeds raised through the issuance of common stock and the net proceeds from borrowings during 2006 compared to 2005 and to higher dividends paid during 2006 compared to 2005.

Liquidity and Capital Resources

We expect our cash on hand and cash generated from operations, including the portion of the cash in securitization accounts that will be released to us or used to purchase additional loans, will be adequate to meet our cash needs at our current level of operations. In order to fund new originations, we intend to use cash on hand, advances under our borrowing facilities and equity issuances. Our secured borrowing facilities generally contain collateral requirements, including, but not limited to, asset mix, minimum diversity and rating and limitations on loan size. These limitations limit our ability to fund certain new originations with advances under such facilities, in which case we fund originations using unsecured debt or equity financings.

During the three months ended March 31, 2007 we did not raise any proceeds by selling shares of newly issued common stock. During the year ended December 31, 2006 we raised $72.5 million of gross proceeds by selling 4,600,000 shares of newly issued common stock. During the year ended December 31, 2005 we raised $123.1 million of gross proceeds by selling 8,029,500 shares of newly issued common stock.

In order to satisfy the requirements applicable to a regulated investment company, we intend to distribute to our stockholders substantially all of our income. In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. As of March 31, 2007 and December 31, 2006, this ratio was 219% and 239%, respectively. This requirement limits the amount that we may borrow.

To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and various debt markets.

Off-Balance Sheet Arrangements

We are party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our customers. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. We attempt to limit our credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

Commitments to extend credit include the unused portions of commitments that obligate us to extend credit in the form of loans, participations in loans or similar transactions. Commitments to extend credit would also include loan proceeds we are obligated to advance, such as loan draws, rotating or revolving credit arrangements, or similar transactions. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee by the counterparty. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

As of March 31, 2007 and December 31, 2006, we had unused commitments to extend credit to our customers of $156.5 million and $71.6 million, respectively, which are not reflected on our balance sheet. From time to time, we provide guarantees or standby letters of credit on behalf of our portfolio companies. As of March 31, 2007 and December 31, 2006, we had guarantees and standby letters of credit of approximately $13.3 million and $9.5 million, respectively.

Contractual Obligations

The following table shows our contractual obligations as of March 31, 2007:

	Payments Due by Period
(dollars in millions) Contractual Obligations (a)	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Borrowings (b)	$606.1	$206.6	$—	$50.0	$349.5
Future minimum rental obligations	11.6	1.7	4.0	4.1	1.8

Total contractual obligations	$617.7	$208.3	$4.0	$54.1	$351.3

(a)	This excludes the unused commitments to extend credit to our customers of $156.5 million as discussed above.
(b)	Borrowings under the MCG Commercial Loan Funding Trust Facility, the Commercial Loan Trust 2006-2, and the Revolving Unsecured Credit Facility are listed based on the contractual maturity of the respective facility due to the revolving nature of the facilities.

The following table shows our contractual obligations as of December 31, 2006:

	Payments Due by Period
(dollars in millions) Contractual Obligations (a)	Total	Less than 1 year	1-3 years	4-5 years	After 5 years
Borrowings (b)	$521.9	$168.0	$—	$50.0	$303.9
Future minimum rental obligations	11.7	1.6	3.9	4.1	2.1

Total contractual obligations	$533.6	$169.6	$3.9	$54.1	$306.0

(a)	This excludes the unused commitments to extend credit to our customers of $71.6 million as discussed above.
(b)	Borrowings under the MCG Commercial Loan Funding Trust Facility, the Commercial Loan Trust 2006-2 and the Revolving Unsecured Credit Facility are listed based on the contractual maturity of the respective facility due to the revolving nature of the facilities.

Borrowings

The following table shows the facility amounts and outstanding borrowings at March 31, 2007, December 31, 2006 and December 31, 2005:

	March 31, 2007		December 31, 2006		December 31, 2005
	Facility amount	Amount outstanding	Facility amount	Amount outstanding	Facility amount	Amount outstanding
(dollars in millions)
Unsecured Notes	$50.0	$50.0	$50.0	$50.0	$50.0	$50.0
Commercial Loan Trust 2005-2	—	—	—	—	250.0	159.2
Commercial Loan Trust 2006-2	200.0	82.9	200.0	84.0	—	—
Commercial Loan Funding Trust Facility	—	—	250.0	84.0	250.0	160.0
Class A Variable Funding Certificates	218.8	89.7	—	—	—	—
Class B Variable Funding Certificates	31.2	7.0	—	—	—	—
Term Securitizations
Series 2004-1 Class A-1 Asset Backed Bonds	—	—	—	—	81.1	81.1
Series 2004-1 Class A-2 Asset Backed Bonds	—	—	—	—	31.5	31.5
Series 2004-1 Class B Asset Backed Bonds	—	—	—	—	43.5	43.5
Series 2004-1 Class C Asset Backed Bonds	—	—	—	—	15.8	15.8
Series 2006-1 Class A-1 Notes	106.2	106.2	106.2	106.2	—	—
Series 2006-1 Class A-2 Notes	50.0	32.0	50.0	11.4	—	—
Series 2006-1 Class A-3 Notes	85.0	60.0	85.0	35.0	—	—
Series 2006-1 Class B Notes	58.8	58.8	58.8	58.8	—	—
Series 2006-1 Class C Notes	45.0	45.0	45.0	45.0	—	—
Series 2006-1 Class D Notes	47.5	47.5	47.5	47.5	—	—
Revolving Unsecured Credit Facility	100.0	27.0	100.0	—	50.0	—

Total	$992.5	$606.1	$992.5	$521.9	$771.9	$541.1

For the above borrowings, the fair value of the borrowings approximates cost. The following table shows our weighted average borrowings, the weighted average interest rate on all of our borrowings, including amortization of deferred debt issuance costs and commitment fees, the average LIBOR, and the average spread to LIBOR for the three months ended March 31, 2007 and 2006, and the years ended December 31, 2006 and 2005:

	March 31,		December 31,
(dollars in millions)	2007	2006	2006	2005
Weighted average borrowings	$546.2	$533.9	$507.5	$439.0
Average LIBOR	5.4%	4.8%	5.2%	3.6%
Average spread to LIBOR, excluding amortization of deferred debt issuance costs	1.0%	1.0%	1.1%	0.9%
Impact of amortization of deferred debt issuance costs	0.3%	0.9%	0.8%	0.8%

Total cost of funds	6.7%	6.7%	7.1%	5.3%

The increase of approximately 1.8% in the cost of funds for the year ended December 31, 2006 compared to the year ended December 31, 2005 was primarily attributable to an increase in average LIBOR of 1.6%, as well as an increase in the average spread to LIBOR of 0.2%.

All of our debt facilities, except the Revolving Unsecured Credit Facility and the Unsecured Notes, are funded through our bankruptcy remote, special purpose, wholly owned subsidiaries and, therefore, their assets may not be available to our creditors. In some cases, advances under our debt facilities are subject to certain other covenants, including having sufficient levels of collateral and various restrictions on which loans we may leverage as collateral. We borrow directly, as well as indirectly, through credit facilities maintained by our subsidiaries.

Unsecured Notes. On October 11, 2005, we issued $50.0 million of investment grade five-year unsecured notes in a private placement. The notes were rated “BBB-” by Fitch Ratings, Inc. and have a fixed interest rate of 6.73% per year payable semi-annually. Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”) acted as the placement agent for the issuance.

Commercial Loan Trust 2006-2. On May 2, 2006 we established, through MCG Commercial Loan Trust 2006-2, a $200.0 million warehouse credit facility with Merrill Lynch Capital Corp. The warehouse credit facility allows MCG Commercial Loan Trust 2006-2 to acquire up to $250.0 million of commercial loans with borrowings of up to $200.0 million subject to certain covenants, concentration limitations and other restrictions. The warehouse credit facility is primarily secured by the assets of MCG Commercial Loan Trust 2006-2, including the commercial loans purchased by the trust from us. Under the terms of the credit and warehouse agreement, the loans may be senior secured loans, second lien loans or unsecured loans, as defined in the agreement, subject to certain limitations. Up to 60% of the collateral in this warehouse facility may be non-senior secured loans, and the remaining 40% must be senior secured loans.

We use this warehouse credit facility to fund the origination of loans that will collateralize a future term securitization. Advances under the facility, equal to 80% of the value of commercial loans purchased by the trust, bear interest based on LIBOR plus 0.75% and interest is payable monthly. The facility is scheduled to terminate on the earlier of November 30, 2007 or the completion of a term securitization and may be extended under certain circumstances. As of March 31, 2007 and December 31, 2006 we had $82.9 million and $84.0 million, respectively, outstanding under this facility.

MCG Commercial Loan Funding Trust. We have, through MCG Commercial Loan Funding Trust, a $250.0 million warehouse financing facility funded through Three Pillars Funding LLC, an asset-backed commercial paper conduit administered by SunTrust Capital Markets, Inc. The warehouse financing facility operates like a revolving credit facility that is primarily secured by the assets of MCG Commercial Loan Funding Trust, including commercial loans sold by us to the trust. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, term, average life, investment rating, agency rating and industry diversity requirements. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. This facility is funded through two separate Variable Funding Certificates, or VFCs, a $218.8 million Class A VFC and a $31.2 million Class B VFC. Advances under the Class A VFC may be up to 70% of eligible collateral and bear interest at the commercial paper rate plus 0.95%. Advances under the Class B VFC may be up to 10% of eligible collateral and bear interest at the commercial paper rate plus 1.75%. The facility is scheduled to terminate on November 7, 2007, but is subject to annual renewal and may be extended under certain circumstances. During July 2006, the facility was renewed until July 27, 2007. As of March 31, 2007 we had $89.7 million Class A VFC and $7.0 million Class B VFC outstanding under this facility. At December 31, 2006, we had $84.0 million outstanding under this credit facility. See “Recent Developments” for further discussion.

Commercial Loan Trust 2006-1. On April 18, 2006, we completed a $500.0 million debt securitization through MCG Commercial Loan Trust 2006-1, our wholly owned subsidiary. The 2006-1 Trust issued $106.2 million of Class A-1 Notes rated AAA / Aaa, $50.0 million of Class A-2 Notes rated AAA / Aaa, $85.0 million of Class A-3 Notes rated AAA / Aaa, $58.8 million of Class B Notes rated AA / Aa2, $45.0 million of Class C Notes rated A / A2 and $47.5 million of Class D Notes rated BBB / Baa2 as rated by Moody’s and S&P, respectively. The Series 2006-1 Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class B Notes, Class C Notes and Class D Notes bear interest of LIBOR plus 0.33%, 0.35%, 0.33%, 0.58%, 1.05% and 2.25%, respectively.

We retained all of the equity in the securitization. The securitization includes a reinvestment period of five years, during which principal collections received on the underlying collateral may be used to purchase new collateral from us. Under the terms of the securitization, up to 55% of the collateral may be non-senior secured commercial loans and the remaining 45% must be senior secured commercial loans.

The Class A-1, Class B, Class C and Class D Notes are term notes. The Class A-2 Notes are a revolving class of secured notes and have a revolving period of five years. The Class A-3 Notes are a delayed draw class of secured notes and are required to be drawn by April 2007. All of the notes are secured by the assets of MCG Commercial Loan Trust 2006-1, including commercial loans totaling $449.2 million and $408.6 million as of March 31, 2007 and December 31, 2006, respectively, which were purchased by the trust from us. Additional commercial loans will be purchased by the trust from us primarily using the proceeds from the Class A-3 delayed draw notes and the Class A-2 revolving notes. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements. As of March 31, 2007 and December 31, 2006, we had $349.5 million and $303.9 million, respectively, of these notes outstanding.

Revolving Unsecured Credit Facility. This facility is a $100.0 million unsecured revolving credit facility established with HVB. The facility allows for additional lenders with HVB acting as the agent. The $100.0 million commitment is maintained by four lenders. HVB, Chevy Chase Bank, Sovereign Bank and Royal Bank of Canada maintain $50.0 million, $10.0 million, $15.0 million, and $25.0 million commitments, respectively. Advances under this credit facility bear interest at LIBOR plus 2.00% or the prime rate plus 0.50%, and there is a commitment fee of 0.25% per annum on undrawn amounts. The credit facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity, minimum asset coverage ratio, minimum cash net operating income and a minimum ratio of earnings before interest and taxes to interest expense. The credit facility also contains customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, change of management, and material adverse change. The maturity date of this facility is June 18, 2007. As of March 31, 2007 and December 31, 2006 we had approximately $27.0 million and zero, respectively, outstanding under this credit facility. See “Recent Developments” for further discussion of this facility.

Commercial Loan Trust 2005-2. On June 9, 2005, we established, through MCG Commercial Loan Trust 2005-2, a $250.0 million warehouse credit facility with Merrill Lynch Capital Corp. On April 18, 2006, this facility terminated in connection with our Term Securitization 2006-1. The warehouse credit facility allowed MCG Commercial Loan Trust 2005-2 to borrow up to $250.0 million subject to certain covenants, concentration limitations and other restrictions. The warehouse credit facility was primarily secured by the assets of MCG Commercial Loan Trust 2005-2, including cash and commercial loans transferred by us to the trust. Under the terms of the credit and warehouse agreement, the loans could be senior secured loans, second lien loans or unsecured loans, as defined in the agreement, subject to certain limitations, including the requirement that at least 50% of the overall warehouse facility amount be senior secured commercial loans. Advances under the facility bore interest based on LIBOR plus 0.75% and interest was payable monthly.

Term Securitization 2004-1. On September 30, 2004, we established MCG Commercial Loan Trust 2004-1 (the “2004-1 Trust”), which issued three classes of series 2004-1 Notes. The facility was structured to hold up to $397.7 million of loans. The facility was secured by all of the 2004-1 Trust’s commercial loans and cash in securitization accounts, which totaled $228.0 million as of December 31, 2005. On July 20, 2006 we repaid the 2004-1 Notes using approximately $61.9 million of cash from the Commercial Loan Trust 2004-1 and our Commercial Loan Trust 2006-1 securitization and $15.0 million of new borrowings from our Commercial Loan Trust 2006-1 securitization. This facility was scheduled to terminate July 20, 2016 or sooner upon the full repayment of the Class A-1, Class A-2, Class B and Class C Notes.

The 2004-1 Trust issued $250.5 million of Class A-1 Notes rated Aaa/AAA, $31.5 million of Class A-2 Notes rated Aa1/AAA, $43.5 million of Class B Notes rated A2/A and $15.8 million of Class C Notes rated Baa2/BBB as rated by Moody’s and Fitch, respectively. On June 1, 2005, we sold the Class C securities, which had previously been retained by MCG. The Series 2004-1 Class A-1 Notes, Class A-2 Notes, Class B Notes and Class C Notes bore interest of LIBOR plus 0.43%, 0.65%, 1.30%, and 2.50%, respectively.

On December 13, 2004, we formed a subsidiary, Solutions Capital I, LP, which has applied to the United States Small Business Administration (“SBA”) for a license to operate as a small business investment company (“SBIC”) under the Small Business Investment Act of 1958, as amended. We are currently in the pre-licensure phase of the licensing process and anticipate completion of the licensing process during the spring of 2007. Upon receipt of the SBA license, we intend to apply for exemptive relief from the SEC to permit us to exclude senior securities issued by the SBA to Solutions Capital I, LP from our consolidated asset coverage ratio, which will enable us to fund more investments with debt capital. There can be no assurance that we will be granted an SBIC license or receive the exemptive relief from the SEC.

Distributions

We intend to make distributions on a quarterly basis to our stockholders of substantially all of our income. We may elect to make deemed distributions to our stockholders of certain net capital gains.

As a business development company that has elected to be treated as a RIC, we generally are required to (1) timely distribute at least 90% of our investment company taxable income and 90% of any ordinary pre-RIC built in gains that we recognize in order to deduct distributions made (or deemed made) to our shareholders and (2) timely distribute (actually or on a deemed basis) at least 98% of our income (both ordinary income and net capital gains) in order to avoid an excise tax.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the Investment Company Act of 1940 and due to provisions in our credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of favorable regulated investment company tax treatment. We cannot assure shareholders that they will receive any distributions or distributions at a particular level.

The following table summarizes our distributions declared since January 1, 2005:

Date Declared	Record Date	Payment Date	Amount
April 17, 2007	May 24, 2007	July 30, 2007	$0.44
February 15, 2007	March 15, 2007	April 27, 2007	0.44
October 26, 2006	November 22, 2006	January 30, 2007	0.42
July 27, 2006	August 24, 2006	October 30, 2006	0.42
April 27, 2006	May 25, 2006	July 28, 2006	0.42
February 16, 2006	March 16, 2006	April 27, 2006	0.42
October 26, 2005	November 23, 2005	January 30, 2006	0.42
July 27, 2005	August 25, 2005	October 28, 2005	0.42
April 27, 2005	May 26, 2005	July 28, 2005	0.42
February 23, 2005	March 14, 2005	April 28, 2005	0.42

Since December 2001, we have declared distributions totaling $10.19 per share totaling over $427.5 million. For 2007, we currently estimate that our dividends will be at least $1.76 per share. This estimate takes into consideration our estimates of distributable net operating income, net income, capital gains and taxable income for 2007.

Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to our stockholders. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our taxable ordinary income or capital gains. Stockholders should read any written disclosure accompanying a dividend payment carefully and should not assume that the source of any distribution is our taxable ordinary income or capital gains.

The table below shows the detail of our distributions for the years ended December 31, 2006 and 2005:

	2006		2005
Ordinary income (a)	$1.01	60.1%	$1.31	78.0%
Capital gains (a)	—	—	0.15	9.0%
Return of capital (b)	0.67	39.9%	0.22	13.0%

Total reported on tax Form 1099-DIV	$1.68	100.0%	$1.68	100.0%

(a)	Ordinary income is reported on Form 1099-DIV as either qualified or non-qualified and capital gains are reported on Form 1099-DIV in various sub-categories which have differing tax treatments to shareholders. Those subcategories have not been shown here.
(b)	Return of capital refers to those amounts reported as nontaxable distributions on Form 1099-DIV.

On a tax basis, distributions to stockholders in 2006 were $53.0 million of ordinary income and $35.2 million of return of capital, and in 2005 were $61.6 million of ordinary income, $7.1 million of capital gain, and $10.2 million of return of capital. For the quarter ended March 31, 2007, we declared a distribution of $0.44 per share. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year, therefore a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. If we determined the tax attributes of our distributions year-to-date as of March 31, 2007, 70.4% would be from ordinary income and 29.6% would be a return of capital for shareholders, however there can be no certainty to shareholders that this determination is representative of what the tax attributes of our 2007 distributions to shareholders will actually be.

The following table is a reconciliation of GAAP net income to taxable net income for the three months ended March 31, 2007 and the years ended December 31, 2006 and 2005:

	March 31, 2007	December 31,
(dollars in millions)		2006	2005
Net income	$30.5	$100.9	$68.2
Net loss of subsidiary not consolidated for tax purposes	—	—	1.7
Net change in unrealized (appreciation) depreciation on investments not taxable until realized	(8.2)	(34.6)	1.4
Timing difference related to deductibility of long-term incentive compensation	0.3	2.5	3.3
Interest income on nonaccrual loans that is taxable	5.4	3.6	2.4
Dividend income accrued for GAAP purposes which is not yet taxable	(8.6)	(21.6)	(6.5)
Federal tax expense	0.3	2.7	(0.6)
Other, net	(2.6)	(0.1)	(2.6)

Taxable income before deductions for distributions	$17.1	$53.4	$67.3

Critical Accounting Policies

The consolidated financial statements are based on the selection and application of significant accounting policies, which require management to make significant estimates and assumptions. We believe that the following are some of the more critical judgment areas in the application of our accounting policies that currently affect our financial condition and results of operations.

Income Recognition

Interest and Dividend Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. When a loan becomes more than 90 days past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and will generally cease recognizing interest income on that loan until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. However, we may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection.

Dividend income on equity investments that have stated accruing dividend rates is recorded on the accrual basis to the extent that such amounts are expected to be collected. Dividend income on common equity investments is recorded when declared and paid.

Contractual paid-in-kind (PIK) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We will generally cease accruing PIK if there is insufficient value to support the accrual or we do not expect the customer to be able to pay all principal and interest due.

Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees. The borrowers granting these interests are typically non-publicly traded companies. We record the financial instruments received at fair value as determined by our board of directors. Fair values are determined using various valuation models which estimate the underlying value of the associated entity. These models are then applied to our ownership share considering any discounts for transfer restrictions or other terms which impact the value. Changes in these values are recorded through our statement of operations. Any resulting discount on the loan from recordation of warrant and other equity instruments are accreted into income over the term of the loan.

Advisory Fees and Other Income

Advisory fees and other income is related to advisory and management services, equity structuring fees, prepayment fees, research revenues, bank interest, and other fees. We charge fees for advisory or management services that we provide to our portfolio companies. These fees are charged at market rates as documented in an agreement between MCG and the portfolio company that outlines the services and the fees to which both parties have agreed. Advisory and management services fees are recognized when earned. Equity structuring fees are recognized as earned, which is generally when the investment transaction closes. Prepayment fees are recognized upon receipt.

Valuation of Investments

We determine the value of each investment in our portfolio on a quarterly basis. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. At December 31, 2006, approximately 95% of our total assets represented investments of which approximately 97% are valued at fair value and approximately 3% are valued at market value based on readily ascertainable public market quotes at December 31, 2006. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we determine the fair value of each individual investment on a quarterly basis and record changes in fair value as unrealized appreciation or depreciation on investments in our statement of operations.

As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We generally include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership and corporate governance parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. In some cases, our loan agreements also allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

We base the fair value of our investments on the enterprise value of the portfolio companies in which we invest. The enterprise value is the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for determining enterprise value and for any one portfolio company enterprise value is generally described as a range of values from which we derive a single estimate of enterprise value. In determining the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally prepare discounted cash flow models based on our projections of the future free cash flows of the business and industry derived capital costs. We review external events, including private mergers and acquisitions, and include these events in our enterprise valuation process. We also use industry valuation benchmarks and review public market comparables. In certain cases, we retain independent valuation firms to perform valuations that we consider as part of our determination of portfolio company value. When an external event such as a purchase transaction, public offering, or subsequent debt or equity sale occurs, the pricing indicated by the external event may be used to corroborate our estimate of enterprise value.

Using the estimated enterprise value of the portfolio company, we estimate the value of each investment we own in the portfolio company. For our loans and debt securities, if there is adequate enterprise value to support the repayment of our debt then the fair value of our loan or debt security typically corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of our equity investments is determined based on various factors including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, as well as other pertinent factors such as recent offers to purchase a portfolio company, recent sales of the portfolio company’s equity securities, recent liquidation events or other events. The investment value is discounted if it is illiquid in nature and/or a minority, non-control position.

We also retain independent valuation firms to perform independent valuations of certain of our portfolio companies and perform reviews of our fair value determinations. The independent valuations and reviews are considered by our Board of Directors in its determination of the fair value of our portfolio companies. We intend to continue to utilize independent valuation firms to obtain additional support in the preparation of our internal valuation analyses each quarter.

Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the date of the relevant period end. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

Share-based Compensation

Prior to January 1, 2006, we accounted for share based compensation in accordance with Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees.” Effective January 1, 2006, we adopted the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment,” (“SFAS No. 123R”) using the modified prospective method. The adoption of SFAS No. 123R did not impact our net operating income before investment gains and losses, net income, cash flows from operations, cash flows from financing activities, or basic and diluted earnings per share during that period.

Securitization Transactions

Periodically, we transfer pools of loans to bankruptcy remote, special purpose entities for use in securitization transactions. These transfers of loans are treated as secured borrowing financing arrangements in accordance with FASB SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. These on-balance sheet securitization transactions comprise a significant source of our overall funding, with the total face amount of the assets assumed by our consolidated bankruptcy remote special purpose entities equaling $714.8 million, $677.4 million and $596.9 million at March 31, 2007, December 31, 2006 and December 31, 2005, respectively.

Recent Accounting Pronouncements

In June 2006, the FASB issued FASB Interpretation No. 48 (“FIN No. 48”), “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109”, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN No. 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 became effective as of January 1, 2007.

We conducted a review of all open tax year’s income recognition and expense deduction filing positions and income tax returns filed (federal and state) for determination of any uncertain tax positions that may require recognition of a tax liability. This review encompassed an analysis of all book/tax difference adjustments as well as the timing of income and expense recognition for all tax years still open under the statute of limitations. As a result, we determined that it is more likely than not that each tax position taken on a previously filed return or to be taken on current tax returns will be sustained on examination based on the technical merits of the positions and therefore, no recognition of a tax liability on an uncertain tax position for FIN No. 48 purposes is anticipated.

In September 2006, the FASB issued SFAS No. 157 (“SFAS No. 157”), “Fair Value Measurements.” Among other requirements, SFAS No. 157 defines fair value and establishes a framework for measuring fair value and also expands disclosure about the use of fair value to measure assets and liabilities. SFAS No. 157 is effective for the first fiscal year that begins after November 15, 2007. The Company is currently evaluating the impact of SFAS No. 157 on its financial position and results of operations.

Recent Developments

On April 3, 2007, we entered into the sixth amendment to our MCG Commercial Loan Funding Trust facility, funded by Three Pillars Funding LLC (“Three Pillars”), an asset-backed commercial paper conduit administered by SunTrust Capital Markets, Inc. Pursuant to this amendment, the scheduled termination date has been extended from November 2007 to November 2010. This facility remains subject to annual renewal by the lender. The next annual renewal date is July 2007.

On April 24, 2007, we raised approximately $53.4 million in net proceeds from the sale of 3,000,000 shares of our common stock. We expect to use the net proceeds from this offering to reduce borrowings under our Revolving Unsecured Credit Facility and our Commercial Loan Funding Trust Facility, to originate investments in primarily middle market private companies and for general corporate purposes.

On June 6, 2007, we amended and restated our Revolving Unsecured Credit Facility with Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”), as administrative agent. Pursuant to this amendment, the maturity date of this facility has been extended to June 4, 2008. Other modifications were also made to this facility, including the elimination of a provision whereby if certain of our executive officers cease to be either executive officers of MCG or members of our board of directors the lenders could, absent a waiver or cure, declare a default. In addition, advances under the facility may bear interest at LIBOR plus 2.00%, the Prime Rate plus 0.50%, or the Federal Funds Rate plus 2.25%, whereas prior to this amendment advances under the facility bore interest at either LIBOR plus 2.00% or the Prime Rate plus 0.50%. HVB, Chevy Chase Bank, Sovereign Bank, and Royal Bank of Canada each maintained their $50.0 million, $10.0 million, $15.0 million, and $25.0 million commitments, respectively. As of June 6, 2007, we had $30.0 million outstanding under this credit facility.

Quantitative and Qualitative Disclosures about Market Risk

Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. Our net interest income is affected by changes in various interest rates, including LIBOR, prime rates and commercial paper rates. As of March 31, 2007 and December 31, 2006, approximately 61% and 63%, respectively, of our loan portfolio, at cost, bears interest at a spread to LIBOR, and 39% and 36%, respectively, at a fixed rate. As of March 31, 2007 and December 31, 2006, approximately 32% and 31%, respectively, of our loan portfolio, at cost, has LIBOR floors between 1.50% and 3.00% on the LIBOR base index.

We regularly measure exposure to interest rate risk. We assess interest rate risk and we manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on this review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates. At March 31, 2007 and December 31, 2006, we were not a party to any hedging arrangements. Certain of our interest bearing investments contain LIBOR floors between 1.50% and 3.00% on the LIBOR base index to minimize our exposure to significant decreases in interest rates.

The following table shows a comparison of the interest rate base for our interest bearing cash, outstanding commercial loans and our outstanding borrowings at March 31, 2007, December 31, 2006 and December 31, 2005:

	March 31, 2007		December 31, 2006		December 31, 2005
(dollars in millions)	Interest Bearing Cash and Commercial Loans	Borrowings	Interest Bearing Cash and Commercial Loans	Borrowings	Interest Bearing Cash and Commercial Loans	Borrowings
Repurchase Agreement Rate	$38.3	$—	$37.5	$—	$120.7	$—
Money Market Rate	2.6	—	2.6	—	2.0	—
Prime Rate	0.9	27.0	0.4	—	36.1	—
30-Day LIBOR	13.7	—	14.5	—	36.0	—
60-Day LIBOR	—	—	0.8	—	—	—
90-Day LIBOR	546.6	432.4	522.0	388.0	562.6	331.1
180-Day LIBOR	33.0	—	42.6	—	30.9	—
9 month LIBOR	—	—	1.3	—	—	—
Commercial Paper	—	96.7	—	83.9	—	160.0
Fixed Rate	383.0	50.0	334.8	50.0	273.5	50.0

Total	$1,018.1	$606.1	$956.5	$521.9	$1,061.8	$541.1

Based on our March 31, 2007 balance sheet, the following table shows the impact to net income of base rate changes in interest rates assuming no changes in our investment and borrowing structure:

(dollars in millions) Basis Point Change	Interest Income	Interest Expense	Net Income
(300)	$(18.6)	$(16.7)	$(1.9)
(200)	(12.7)	(11.1)	(1.6)
(100)	(6.4)	(5.6)	(0.8)
100	6.4	5.6	0.8
200	12.7	11.1	1.6
300	19.1	16.7	2.4

Based on our December 31, 2006 balance sheet, the following table shows the impact to net income of base rate changes in interest rates assuming no changes in our investment and borrowing structure:

(dollars in millions) Basis Point Change	Interest Income	Interest Expense	Net Income
(300)	$(18.3)	$(14.2)	$(4.1)
(200)	(12.4)	(9.4)	(3.0)
(100)	(6.2)	(4.7)	(1.5)
100	6.2	4.7	1.5
200	12.4	9.4	3.0
300	18.7	14.2	4.5

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of March 31, 2007 and December 31 for the years indicated in the table, unless otherwise noted. The information contained in the table for the years 1998 through 2006 has been derived from our financial statements which have been audited by Ernst & Young LLP. Ernst & Young LLP’s report on the senior securities table is attached as an exhibit to the registration statement of which this prospectus is a part. See “Prospectus Summary—Where You Can Find Additional Information”.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Commercial Loan Trust 2006-2
1997	$—	$—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	84,039,680	2,443	—	N/A
2007 (through March 31) (unaudited)	82,858,688	2,255	—	N/A

Commercial Class A-1 Series 2006-1 Notes
1997	$—	$—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	106,250,000	2,443	—	N/A
2007 (through March 31) (unaudited)	106,250,000	2,255	—	N/A

Commercial Class A-2 Series 2006-1 Notes
1997	$—	$—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	11,400,000	2,443	—	N/A
2007 (through March 31) (unaudited)	32,000,000	2,255	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Commercial Class A-3 Series 2006-1 Notes
1997	$—	$—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	35,000,000	2,443	—	N/A
2007 (through March 31) (unaudited)	60,000,000	2,255	—	N/A

Commercial Class B Series 2006-1 Notes
1997	$—	$—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	58,750,000	2,443	—	N/A
2007 (through March 31) (unaudited)	58,750,000	2,255	—	N/A

Commercial Class C Series 2006-1 Notes
1997	$—	$—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	45,000,000	2,443	—	N/A
2007 (through March 31) (unaudited)	45,000,000	2,255	—	N/A

Commercial Class D Series 2006-1 Notes
1997	$—	$—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	47,500,000	2,443	—	N/A
2007 (through March 31) (unaudited)	47,500,000	2,255	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Unsecured Notes
1997	$—	$—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	50,000,000	2,231	—	N/A
2006	50,000,000	2,443	—	N/A
2007 (through March 31) (unaudited)	50,000,000	2,255	—	N/A

Commercial Loan Trust 2005-2
1997	$—	$—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	159,180,766	2,231	—	N/A
2006	—	—	—	N/A
2007 (through March 31) (unaudited)	—	—	—	N/A

MCG Commercial Loan Funding Trust Revolving Credit Facility(e)
1997	$—	$—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	160,000,000	2,231	—	N/A
2006	83,943,483	2,443	—	N/A
2007 (through March 31) (unaudited)	96,743,484	2,255	—	N/A

Revolving Unsecured Credit Facility
1997	$—	$—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	—	—	—	N/A
2007 (through March 31) (unaudited)	27,000,000	2,255	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Senior Class A-1 Series 2004-1 Notes
1997	$—	$—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	250,500,000	2,186	—	N/A
2005	81,138,452	2,231	—	N/A
2006	—	—	—	N/A
2007 (through March 31) (unaudited)	—	—	—	N/A

Senior Class A-2 Series 2004-1 Notes
1997	$—	$—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	31,500,000	2,186	—	N/A
2005	31,500,000	2,231	—	N/A
2006	—	—	—	N/A
2007 (through March 31) (unaudited)	—	—	—	N/A

Mezzanine Class B Series 2004-1 Notes
1997	$—	$—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	43,500,000	2,186	—	N/A
2005	43,500,000	2,231	—	N/A
2006	—	—	—	N/A
2007 (through March 31) (unaudited)	—	—	—	N/A

Mezzanine Class C Series 2004-1 Notes
1997	$—	$—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	15,800,000	2,231	—	N/A
2006	—	—	—	N/A
2007 (through March 31) (unaudited)	—	—	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Senior Class A Series 2000-1 Notes
1997	$—	$—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	66,661,000	1,445	—	N/A
2001	22,585,000	2,224	—	N/A
2002	123,718,000	1,993	—	N/A
2003	130,991,000	2,525	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	—	—	—	N/A
2007 (through March 31) (unaudited)	—	—	—	N/A

Senior Class A Series 2001-1 Notes
1997	$—	$—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	229,860,000	2,224	—	N/A
2002	204,757,000	1,993	—	N/A
2003	137,777,000	2,525	—	N/A
2004	81,537,000	2,186	—	N/A
2005	—	—	—	N/A
2006	—	—	—	N/A
2007 (through March 31) (unaudited)	—	—	—	N/A

Senior Class B Series 2001-1 Notes
1997	$—	$—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	35,363,000	2,224	—	N/A
2002	35,363,000	1,993	—	N/A
2003	35,363,000	2,525	—	N/A
2004	35,363,000	2,186	—	N/A
2005	—	—	—	N/A
2006	—	—	—	N/A
2007 (through March 31) (unaudited)	—	—	—	N/A

Senior Secured Credit Facility with Bayerische Hypo-Und Vereinsbank, A.G.
1997	$—	$—	—	N/A
1998	—	—	—	N/A
1999	—	—	—	N/A
2000	—	—	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	25,000,000	2,186	—	N/A
2005	—	—	—	N/A
2006	—	—	—	N/A
2007 (through March 31) (unaudited)	—	—	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(a)	Asset Coverage Per Unit(b)	Involuntary Liquidating Preference Per Unit(c)	Average Market Value Per Unit(d)
Senior Secured Credit Facility with Heller Financial, Inc., as Agent
1997	$—	$—	—	N/A
1998	138,785,000	1,421	—	N/A
1999	248,217,000	1,299	—	N/A
2000	290,172,000	1,445	—	N/A
2001	—	—	—	N/A
2002	—	—	—	N/A
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	—	—	—	N/A
2007 (through March 31) (unaudited)	—	—	—	N/A

(a)	Total amount of each class of senior securities outstanding at the end of the period presented.
(b)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(c)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the Securities and Exchange Commission expressly does not require this information to be disclosed for certain types of senior securities.
(d)	Not applicable because senior securities are not registered for public trading.
(e)	During February 2007 this facility was divided and will be funded through two separate Variable Funding Certificates (“VFC”), a $218.8 million Class A VFC and a $31.2 million Class B VFC. As of March 31, 2007, we had $89.7 million and $7.0 million outstanding under the Class A VFC and Class B VFC, respectively.

BUSINESS

General

We are a solutions-focused commercial finance company providing capital and advisory services to middle market companies throughout the United States. We make debt and equity investments primarily in companies with annual revenue of $20 million to $200 million and earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $3 million to $25 million, which we refer to as “middle market” companies. Our capital is generally used by our portfolio companies to finance acquisitions, recapitalizations, buyouts, organic growth and working capital. Buyouts generally include transactions that involve the acquisition of a controlling interest in an entity, either by management or other investors. Organic growth refers to growth through the internal operations of the company, through investments in marketing initiatives, capital expenditures or other internal growth initiatives, rather than growth by means of an acquisition. We identify and source new customers through multiple channels, including private equity sponsors, investment bankers, brokers, fund-less sponsors, institutional syndication partners, other club lenders and owner operators. We originate most of our investments directly with our customers, although from time to time we do participate in loan syndications or other deals. We have controlling equity positions in certain of our portfolio companies. We base our investment decisions on extensive analyses of potential customers’ business operations and asset valuations. We utilize specialized risk management methods, pricing tools, due diligence methodologies and data management processes that are designed to help us assess risk, establish appropriate pricing, and maximize our return on investment.

Our primary business objectives are to increase our earnings and net asset value by investing in debt and equity securities of middle market companies. Our investment objective is to achieve current income and capital gains. We earn current income, in the form of interest, dividends, and fees, from our investments in debt and equity securities and achieve capital gains through appreciation in the value of our equity investments. To meet our investment objectives, we selectively invest in companies which present opportunities for favorable risk-adjusted returns. In addition, we maintain a flexible approach to funding that permits adjustments to transaction terms, including pricing terms, to accommodate the shifting corporate development needs of our customers.

We have built our portfolio with disciplined asset acquisition through our underwriting and investment approval processes and active portfolio management. We believe that our core competencies include risk assessment and risk management, and we have developed expertise which is reflected in our underwriting and compliance processes. We generally make investments of up to $75 million utilizing three core products: our “one-stop” solution, institutional subordinated debt, and control investing. Our debt investments include senior and subordinated securities, substantially all of which include a security interest. Our loans typically mature in four to eight years, and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate or LIBOR, plus a margin. We price our debt securities based upon our credit analysis and risk assessment. Our equity investments are often made in companies in which we have also made debt investments. Our equity investments include preferred stock, common stock, and warrants and, in many cases, will include the right to board representation. We may invest across the capital structure of our portfolio companies using a combination of debt and equity investments to meet our customers’ needs and optimize our returns.

Corporate History And Offices

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 or the “1940 Act”. As a business development company, we are required to meet various regulatory tests, which include investing at least 70% of our total assets in private or thinly traded public U.S.-based companies and meeting a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) and any preferred stock we may issue in the future, of at least 200%. See “Regulation as a Business Development Company”. In addition, we have elected to be treated for federal income tax purposes as a regulated investment company, or “RIC,” under the Internal Revenue Code. In order to continue to qualify as a

RIC for federal income tax purposes, we must meet certain requirements, including certain minimum distribution requirements. See “Certain U.S. Federal Income Tax Considerations.”

Our business began in 1990 as a division of Signet Bank known as the media communications group. Signet Banking Corporation, the parent of Signet Bank, was acquired by First Union Corporation (now Wachovia Corporation) on November 27, 1997. We were formed in 1998 by certain members of our management and affiliates of Goldman, Sachs & Co. to purchase a loan portfolio and certain other assets from First Union National Bank (now Wachovia Bank, National Association) in a management buyout. MCG was organized as a Delaware corporation on March 18, 1998 at which time we changed our name from MCG, Inc. to MCG Credit Corporation. On June 14, 2001, we changed our name from MCG Credit Corporation to MCG Capital Corporation.

Our executive offices are located at 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209 and our telephone number is (703) 247-7500. We also have an office in Richmond, Virginia. Our Internet site address is www.mcgcapital.com. Information contained on our web site is not incorporated by reference into this Annual Report and you should not consider information contained on our web site to be part of this Annual Report. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through our website as soon as reasonably practicable after we file them with, or furnish them to, the Securities and Exchange Commission (“SEC”).

Market Opportunity

We believe that the middle market is a significant, growing segment of the U.S. economy that has increasing demand for, and less access to, high-quality differentiated corporate financial services, and that this trend is likely to continue given the on-going consolidation in the financial services industry. We also believe that the middle market offers attractive rates of return and that middle market companies have distinct capital and servicing requirements. Our ability to structure transactions to meet these capital and servicing requirements for middle market companies across a diverse industry base enhances our market opportunity.

In 2006, we continued our migration from a sector specialist to a cross-industry capital partner. As a cross-industry capital partner, our opportunities for investment are expanded. We remain a selective investor, evaluating potential new investments through objective research. We seek characteristics that indicate predictable, promising long-term performance:

•	Proven business models;

•	Quality management teams;

•	Stable customer bases;

•	Operating leverage; and

•	Barriers to entry and defensible market shares.

In order to continue to service our middle market customers, we enhance our knowledge of the middle market through continuous engagement with existing and prospective customers and by conducting ongoing market research. We use this information to enhance the quality of our investment analysis. We write and distribute Transactions, a periodic newsletter which focuses on merger and acquisition activity, to portfolio companies, prospective customers, investors, and others to facilitate a dialogue and to provide our perspective on a variety of topics. We believe that our extensive knowledge and research capabilities differentiate us in the marketplace because we are able to demonstrate our expertise and knowledge of the middle market and share it with our customers and prospective customers.

Strategy

We seek to achieve favorable risk-adjusted rates of return in the form of current income and capital appreciation, while maintaining credit and investment quality in our asset portfolio. We believe our financial performance is a product of our knowledge and insight, effectiveness in targeting potential customers, exceptional customer service, risk-based pricing techniques, and effective risk management. We apply well established credit processes to the assessment of risk, and we structure and price our investments accordingly. We have developed proprietary analytics, data and knowledge to support our business activities.

Our investment process is designed to achieve the following strategic objectives:

•	generate favorable risk-adjusted rates of return by delivering capital and strategic insight to increase our customers’ enterprise value;

•	maintain sound credit and investment discipline and pricing practices, regardless of market conditions, to avoid adverse investment selection;

•	manage risk by utilizing an integrated team approach to business development, underwriting, and investment servicing.

Investments

Our debt investments include senior and subordinated securities, substantially all of which include a security interest. Our loans typically mature in four to eight years, and require monthly or quarterly interest payments at fixed rates or variable rates based on the prime rate or LIBOR, plus a margin. We price our debt securities based upon our credit analysis and risk assessment. Our equity investments are often made in companies in which we have also made debt investments. Our equity investments include preferred stock, common stock, and warrants and, in many cases, will include the right to board representation. We may invest across the capital structure of our portfolio companies using a combination of debt and equity investments to meet our customers’ needs and optimize our returns. In order to execute our strategy we utilize three core products: our “one-stop” solution, institutional sub debt, and control investing.

“One-stop” Solution. Our “one-stop” solution, which refers to our ability to invest throughout the capital structure of a company, enables our customers to satisfy multiple financing needs from a single capital provider. In a typical “one-stop” transaction, we provide a combination of senior and subordinated debt to our customer and, in certain cases, also acquire an equity interest in the customer. The overall transaction size and product mix are based upon our customer’s needs. In some cases our “one-stop” solution results in a product mix that meets our customer’s needs but which we believe is not the most efficient use of our capital. In these cases, we may sell portions of some of the securities in order to achieve a more optimal mix. Typically, when we sell portions of one of our investments, we continue to service the investment and thus these sales are seamless to our customers. “One-stop” transactions generally provide current interest income on our loans and the opportunity to achieve capital gains on our equity investment, as well as fee income generated through syndication of portions of the investment.

Institutional Subordinated Debt. We provide institutional subordinated debt in the form of junior, yielding capital, as a sole or club investor. These loans are payable in full at maturity and generally provide attractive yields. Our institutional sub debt customers are generally larger businesses supported by institutional equity capital that reduces the risk profile of these investments.

Control Investments. Control investments are those for which we take a majority ownership position and, in most cases, control the board of directors of a portfolio company. We use our established relationships, market knowledge, and one-stop capabilities to secure controlling interests in attractive operating companies. Control investments are long-term investments in which we expect to achieve the majority of our returns through capital appreciation. Our control investments typically include investments across the entire capital structure of the portfolio company. We believe control investments generally provide a reliable income stream and an opportunity to generate capital gains on our investment.

Other Investments and Services. In addition to our core products we also make other investments, such as senior loans and investments in broadly syndicated assets. These other investments help balance our portfolio. In addition to capital, we also offer managerial assistance to our portfolio companies. This assistance typically involves strategic advice, evaluation of business plans, financial modeling assistance and industry research and insights. We believe that providing assistance to our portfolio companies enables us to maximize our value proposition for our customers which, in turn, helps us maximize our investment returns.

Operations

We engage our markets with expertise and superior responsiveness, which enables us to originate and manage a diverse portfolio of investments that produce current income and capital gains in order to create consistent, high quality and sustainable dividends for our stockholders. To achieve our goal of being a leading provider of solutions-focused financial services to middle market companies, we have established a credit and business culture that strives to identify and attract new customers and provide excellent customer service, while protecting our capital and generating favorable risk-adjusted returns through current income on our loans and equity investments and capital gains on our equity investments.

Business Development

MCG and its predecessors have been active investors in the middle market since 1990 and have invested over $5.1 billion in approximately 480 transactions. We believe that our experience in middle market investing is a meaningful competitive advantage that we use to develop our business. We identify and source new customers through multiple channels, including private equity sponsors, investment bankers, brokers, fund-less sponsors, institutional syndication partners, other club lenders and owner operators. We also market to prospective customers identified through various data services, customized internet searches, and relationships with investment bankers, accountants, lawyers and other professionals. From time to time we also purchase investments through syndicated or other deals. Members of our professional staff engage in other marketing initiatives on a national scale, including attending and presenting at industry forums, conferences and meetings and participating in industry associations. Of our investments in new customers during 2006, approximately 62% were in deals sponsored by private equity investors, 24% were in syndicated or other deals, and 14% were direct investments in owner operators.

Once we identify a prospective customer, we review its financial reports, corporate activities, and other relevant information which we gather from third-party databases, industry reports, trade and consumer magazines, newspapers and newsletters. We focus on a company’s fundamental performance against industry conditions and operational benchmarks. We work with our current and prospective customers to understand their business, costs and benefits of their corporate development initiatives, opportunities, competition, and acceptable risks and returns. This understanding allows us to support our customers’ corporate development decisions, even in some cases where short-term financial ratios or other metrics may temporarily decline. We believe this approach differentiates us from most other lenders and investors and enables us to make investments and achieve returns based on the value we help create rather than solely on the basis of our cost of capital. This approach has been successful in attracting new customers and in gaining additional business from current customers as they execute their long term growth strategies.

Underwriting and Risk Management

Our underwriting philosophy places primary emphasis on credit and risk analysis. Our underwriting function is initiated during the business development process. Our underwriting team consists of investment professionals who perform due diligence and financial analyses, deal teams who are responsible for originating and managing the transaction, a member of our credit committee and a member of our legal team. Our underwriting processes, which have been developed over more than 15 years, include standard due diligence on a prospective customer’s financial performance as well as customized analyses of a prospective customer’s operations, systems, accounting policies, human resources and legal and regulatory environment. Our underwriting team works to gain an understanding of the relationships among the customer’s business plan, operations and financial performance. We frequently engage external experts to supplement and assist in the underwriting process.

In addition to gaining an in-depth understanding of our customers and prospective customers, our research and due diligence provide expert perspectives on industry wide operational, strategic, and valuation issues and support our business development and risk management processes by identifying attractive industries, emerging trends, and competitive threats. We continually update our investment perspectives and develop investment hypotheses for new industries. The knowledge and insight we obtain through our research are valuable to our customers who may draw on our industry expertise to refine their strategic plans, identify acquisition opportunities, and set appropriate financial and operational goals.

As part of our evaluation of a proposed investment, the underwriting team prepares an investment memorandum for presentation to the credit committee and, in some instances, the investment committee. The investment memorandum generally consists of:

•	a business description;

•	historical financial analysis, projections and scenario modeling;

•	a risk evaluation specific to the prospective portfolio company’s business, considering the anticipated use of proceeds of our investment, and industry;

•	an enterprise valuation to assess the underlying value of the customer, both as an ongoing operation and its value relative to comparable public and private companies; and

•	a description of the capital structure and the investment risk and return characteristics.

Risk Analysis. We review the prospective portfolio company’s history, organization and product lines, and we analyze the prospective portfolio company’s industry, competition and market share, obsolescence and substitution risk, markets served, legal and regulatory environment and technology. In particular, we analyze the following risks:

•	Industry Risks. We analyze the specific vulnerability to industry risk, such as maturity, cyclicality, and seasonality.

•

Competitive Risks. We analyze the strengths and weaknesses of the prospective portfolio company relative to its competitors in terms of its pricing, product quality, customer loyalty, substitution and switching costs, brand positioning and capitalization. We also assess the defensibility of a prospect’s market position and its opportunity for increasing market share.

•	Regulatory Risks. We follow regulatory developments in the industries in which we invest and assess the risks that are presented by existing and proposed regulations.

•

Customer Concentration and Market Risks. We evaluate the stability of the prospective portfolio company’s customer base by analyzing the number and size of its customers and their attrition rates, the potential impact of above average customer attrition and low renewals, and the risk due to loss of its significant customers.

•

Technology Risks. We follow technological advancements in the industries in which we invest and analyze the positive or negative impacts these advancements may have on the prospective portfolio company.

We also assess other attributes of a potential transaction. We evaluate management’s track record, their business plan, their judgments about their products and other characteristics that may significantly affect the risk of a transaction. Quantitative attributes that we evaluate include industry-specific comparisons such as cash flow margins, product and cash flow diversification, revenue growth rates, cost structure and other operating benchmarks that are derived from historical financial statements. Qualitative attributes we evaluate may include management skill and depth, industry risk, substitution risk, cyclicality, geographic diversification, facilities infrastructure, administration requirements and product quality and ranking.

Enterprise Valuation. To assess the risk of a potential investment and to quantify the underlying value of the enterprise in which we are investing, we employ a series of valuation techniques. We primarily derive enterprise valuations through analyses of comparative public and private market transactions using our database of transactions. We also generally prepare discounted cash flow models based on our projections of the future free cash flows of the business and industry derived capital costs. Finally, we look to comparable public companies to benchmark the value of the enterprise using public market data. We generally base enterprise value on current and projected market conditions. Using these methods provides us with multiple views of the value of the enterprise and allows us to calculate certain metrics that we use in both risk assessment and product pricing, such as loan-to-value ratios for our debt investments.

Investment Structure. We evaluate our customers’ needs and utilize our product mix to structure investments that meet their capital requirements and business plans and protect our capital while generating favorable risk-adjusted returns through current income on our loans and equity investments and capital gains on our equity investments. We structure our investments to mitigate risk by requiring appropriate financial and collateral coverage thresholds. When structuring our investments, we evaluate key components, including payment priority, collateral or asset value, and financial support from guarantors and other credit enhancements. Since our investments typically include loans and our loans are typically cash flow loans, rather than asset backed loans, liquidation value of assets is a factor in our credit decisions. In the majority of our loans, we receive a security interest in our customers’ tangible and intangible assets, which entitles us to a preferred position on payments in the event of liquidation, and a pledge of the equity by the equity owners. In addition, our loan covenants generally include affirmative covenants that require the customer to provide periodic financial information, notification of material events and compliance with laws, as well as restrictive covenants that prevent customers from taking a range of significant actions, such as incurring additional indebtedness or making acquisitions without our consent. We also generally include covenants requiring the customer to maintain or achieve specified financial ratios, such as cash flow leverage, interest charge coverage and total charge coverage, and, in certain cases, operating covenants requiring them to maintain certain operational benchmarks.

Investment Approval Process

All of our investments are approved by our credit committee, whose members include Steven F. Tunney, our President and Chief Executive Officer; Robert J. Merrick, our Chief Investment Officer; B. Hagen Saville, our Executive Vice President of Business Development; William B. Ford, a Senior Vice President and Managing Director; and Robert L. Marcotte, a Senior Vice President and Managing Director. In addition, certain investments based on asset type and investment size must also be approved by the investment committee of our board of directors, whose members include Messrs. Tunney, Saville and Merrick and independent directors Jeffrey M. Bucher, Kim D. Kelly, Wallace B. Millner and Edward S. Civera.

Investment Servicing

After an investment is approved and funded, the deal sponsor and underwriting team, along with the investment administration group and the compliance and valuation group, monitor covenant compliance and financial performance on an ongoing basis. Our deal teams maintain primary responsibility for the performance of their investments throughout the life of the investment.

Investment Administration Group. This group maintains our investment transaction records and is responsible for:

•	funding the investments in accordance with credit committee and, if applicable, investment committee approval;

•	recording the investments into our accounting system;

•	billing and collecting;

•	reporting and collecting on past due accounts; and

•	maintaining the collateral that is in our possession.

Compliance and Valuation Group. This group monitors investment compliance and ensures that all investments adhere to our internal policies and procedures. This group is responsible for:

•	reviewing the investment agreement to ensure that the final documents reflect the terms approved by the credit committee and, if applicable, the investment committee and advising of any deviations;

•	ensuring that the portfolio company compliance package is prepared in accordance with the loan covenant requirements;

•	entering the portfolio company’s financial statements into our tracking system and entering the loan covenants into our covenant tracking system;

•	ensuring the mathematical accuracy of applicable covenant requirements;

•	reviewing the portfolio company’s financial statements to ensure that the portfolio company performs in accordance with our expectations and to identify any changes in risk;

•	reporting all covenant violations, loan amendments and covenant waivers to the credit committee; and

•	preparing quarterly portfolio valuations for review by the valuation committee of our Board of Directors.

Investment Monitoring and Restructuring Procedures. We continually monitor the status and financial performance for each individual customer in order to evaluate overall portfolio quality. We closely monitor compliance with all covenants and take appropriate action on all exceptions. We do not believe that all contract exceptions, such as breaches of contractual covenants or late delivery of financial statements, are necessarily an indication of deterioration in the credit quality or the need to pursue remedies or an active workout of a portfolio investment.

When our attempts to collect past due principal and interest on a loan are unsuccessful, we will perform an analysis to determine the appropriate course of action. In some cases, we may consider restructuring the investment to better reflect the current financial performance of the customer. Such a restructuring may, among other items, involve deferring payments of principal and interest, adjusting interest rates or warrant positions, imposing additional fees, amending financial or operating covenants or converting debt to equity. In connection with a restructuring, we generally receive appropriate compensation from the customer for any increased risk. During the process of monitoring a loan in default, we will generally send a notice of non-compliance outlining the specific defaults that have occurred and preserving our remedies, and initiate a review of the collateral, if any. When a restructuring is not the most appropriate course of action, we generally pursue remedies available to us that minimize any potential losses, including initiating foreclosure and/or liquidation proceedings.

When one of our loans becomes more than 90 days past due, or if we otherwise do not expect the customer to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and will generally cease recognizing interest income on that loan until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is determined to be collectible. However, we may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection.

Investment Funding

We fund our investments using cash that we receive in exchange for a combination of debt and equity instruments that we issue from time to time. Our debt obligations include both secured and unsecured obligations. As a business development company we are required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. Our equity is publicly traded on the NASDAQ Global Select Market under the symbol “MCGC”.

Portfolio Valuation

We determine the value of each investment in our portfolio on a quarterly basis, and record changes in value as unrealized appreciation or depreciation in our statement of operations. Value, as defined in Section 2(a)(41) of 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily ascertainable market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. At March 31, 2007, December 31, 2006 and December 31, 2005, approximately 96%, 95% and 88%, respectively, of our total assets represented investments of which approximately 96%, 97% and 94%, respectively, are valued at fair value and approximately 4%, 3% and 6%, are valued at market value based on readily ascertainable public market quotes, respectively. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. See further discussion in “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies.”

Portfolio Overview

As of March 31, 2007, our investment portfolio consisted of approximately 72% of debt investments and 28% of equity investments. Approximately 97% of our debt investments as of that date had security interests.

Our debt instruments provide for a contractual interest rate generally ranging from 8% to 16%, a portion of which may be payment-in-kind (“PIK”) which we typically do not collect until maturity. At March 31, 2007, approximately 62% of the debt investments in our portfolio, based on amounts outstanding at fair value, were at variable rates determined on the basis of LIBOR or prime rate, and approximately 38% were at fixed rates. In addition, approximately 32% of our debt investment portfolio has floors of between 1.50% and 3.00% on the LIBOR base index. Our loans have stated maturities at origination that generally range from four to eight years. Our customers typically pay an origination fee based on a percentage of the commitment amount and also often pay a fee on any undrawn commitments.

The following table shows statistics of our portfolio as of March 31, 2007, December 31, 2006 and 2005, and activity for the years then ended:

	March 31,	December 31,
(dollars in millions)	2007	2006	2005
Portfolio by type at fair value:
Senior secured debt	$431.0	$389.7	$543.0
Subordinated debt
Secured	514.1	495.0	329.5
Unsecured	25.5	24.7	61.6

Total debt investments	970.6	909.4	934.1

Preferred equity	326.5	285.1	126.7
Common equity or common equity equivalents	55.3	63.1	36.8

Total equity investments	381.8	348.2	163.5

Total portfolio	$1,352.4	$1,257.6	$1,097.6

Portfolio by type at fair value as a percentage of total portfolio:
Senior secured debt	31.9%	31.0%	49.5%
Subordinated debt
Secured	38.0%	39.3%	30.0%
Unsecured	1.9%	2.0%	5.6%

Total debt investments	71.8%	72.3%	85.1%

Preferred equity	24.1%	22.7%	11.5%
Common equity or common equity equivalents	4.1%	5.0%	3.4%

Total equity investments	28.2%	27.7%	14.9%

Total portfolio	100.0%	100.0%	100.0%

Average investment balance per customer	$16.3	$15.2	$12.1
Yield on average loan portfolio at fair value	12.1%	12.9%	11.9%
Average LIBOR	5.4%	5.2%	3.6%
Impact of fee accelerations of unearned fees on paid loans	0.2%	0.3%	0.7%
Spread to average LIBOR on average loan portfolio at fair value	6.5%	7.4%	7.6%
Total yield on average loan portfolio at fair value	12.1%	12.9%	11.9%
Loans on non-accrual status as a percentage of total debt investments	12.1%	3.9%	1.4%
Loans on non-accrual status as a percentage of total investments	8.7%	2.8%	1.2%
Loans greater than 90 days past due as a percentage of total debt investments	2.3%	2.4%	1.8%
Loans greater than 90 days past due as a percentage of total investments	1.6%	1.7%	1.5%
Loans on non-accrual status or greater than 90 days past due as a percentage of total debt investments	12.3%	4.1%	2.8%
Loans on non-accrual status or greater than 90 days past due as a percentage of total investments	8.8%	3.0%	2.4%
% of loans with fixed interest rates	38.3%	36.2%	29.2%
% of loans with floating interest rates	61.7%	63.8%	70.8%
Portfolio company data:
Number of portfolio companies	83	83	91
Average annual revenue of portfolio companies	$99.6	$103.3	$154.4
Average annual revenue of portfolio companies (excluding broadly syndicated portfolio companies)	$52.4	$51.6	$45.9
Average annual EBITDA of portfolio companies	$11.3	$11.6	$19.6
Average annual EBITDA of portfolio companies (excluding broadly syndicated portfolio companies)	$7.1	$7.1	$8.5
Average loan to value (excluding broadly syndicated portfolio companies)	54.0%	51.0%	49.0%

The following table shows our portfolio of investments by industry at fair value, as of March 31, 2007, December 31, 2006 and 2005:

	March 31, 2007		December 31, 2006		December 31, 2005
(dollars in millions)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio (a)
Telecommunications – CLEC (competitive local exchange carriers)	$289.1	21.4%	$274.1	21.8%	$213.4	19.4%
Other Communications	45.4	3.4	84.0	6.7	68.8	6.3
Healthcare	115.1	8.5	106.5	8.5	91.1	8.4
Newspaper	83.0	6.1	90.6	7.2	112.8	10.3
Plastic Products	81.6	6.0	57.1	4.5	—	—
Cable	75.5	5.6	38.7	3.1	33.3	3.0
Publishing	68.0	5.0	68.0	5.4	72.3	6.6
Business Services	59.8	4.4	51.2	4.1	22.2	2.1
Laboratory Instruments	56.1	4.1	58.4	4.6	52.1	4.7
Home Furnishings	53.5	4.0	52.5	4.2	18.9	1.7
Food Services	48.7	3.6	21.2	1.7	—	—
Electronics	42.3	3.1	24.8	2.0	34.1	3.1
Broadcasting	40.2	3.0	39.9	3.2	31.9	2.9
Technology	39.6	2.9	36.2	2.9	66.1	6.0
Information Services	36.3	2.7	47.4	3.8	75.4	6.9
Sporting Goods	32.9	2.4	26.9	2.1	—	—
Education	30.6	2.3	31.0	2.5	19.5	1.8
DVD Rental	28.6	2.1	28.6	2.3	—	—
Other Media	24.6	1.8	24.1	1.9	33.9	3.1
Auto Parts	22.7	1.7	17.2	1.4	17.0	1.5
Drugs	15.4	1.1	15.6	1.2	28.7	2.6
Real Estate Investments	14.6	1.1	—	—	—	—
Leisure Activities	14.3	1.1	14.3	1.1	13.4	1.2
Photographic Studio	13.0	1.0	12.9	1.0	—	—
Retail	11.9	0.9	19.4	1.5	20.5	1.9
Cosmetics	1.7	0.1	6.3	0.5	11.3	1.0
Car Rental	—	—	—	—	13.5	1.2
Other (b)	7.9	0.6	10.7	0.8	47.4	4.3

	$1,352.4	100.0%	$1,257.6	100.0%	$1,097.6	100%

(a)	Certain amounts have been reclassified into different industries to conform to the current period industry classification.
(b)	No individual industry within this category exceeds 1%.

At March 31, 2007, no industry represented more than 10% of our total investment portfolio, with the exception of the communications industry which represented 24.8% of our portfolio at fair value. Our general target is to have no industry constitute more than 15% of our portfolio.

Our ten largest portfolio companies represented approximately 41.7% and 41.3% of the total fair value of our investments at March 31, 2007 and December 31, 2006, respectively, and accounted for approximately 39.1% and 37.5% of our operating income during the three months ended March 31, 2007 and the year ended December 31, 2006, respectively. At March 31, 2007 and December 31, 2006, approximately 24.8% and 28.5%, respectively, of our portfolio at fair value was invested in companies in the communications industry. The communications industry is a regulated industry. Of the 24.8% in the communications industry at March 31, 2007, 21.4% were in CLECs and 3.4% were in other communications companies, including telecommunications tower companies, internet service providers, wireless companies and security alarm companies. Of the 28.5% in the communications industry at December 31, 2006, 21.8% were investments in CLECs, and 6.7% were investments in other communications companies. Our two largest portfolio companies, Broadview Networks Holdings, Inc. (“Broadview”) and Cleartel Communications, Inc. (“Cleartel”) are CLECs. Broadview, our largest portfolio company and one of our control investments, represented approximately 12.3% and 12.7% of the fair value of our investments at March 31, 2007 and December 31, 2006, respectively, and approximately 17.8% and 14.5% of our operating income during the three months ended March 31, 2007 and the year ended December 31, 2006, respectively. Cleartel, our second largest portfolio company and one of our control investments, represented approximately 6.0% and 5.8% of the fair value of our investments at March 31, 2007 and December 31, 2006, respectively, and approximately 4.8% of our operating income during the year ended December 31, 2006. We placed our investment in Cleartel on non-accrual status during the quarter ended March 31, 2007 because, at the time, Cleartel was not generating sufficient earnings to service its capital structure. See additional discussion of Broadview and Cleartel in “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Portfolio Composition and Investment Activity.”

Investment Rating System

We use an investment rating system to characterize and monitor our expected level of return on each investment in our portfolio. We use the following 1 to 5 investment rating scale:

Investment Rating	Summary Description
1	Capital gain expected or realized
2	Full return of principal and interest or dividend expected with customer performing in accordance with plan
3	Full return of principal and interest or dividend expected but customer requires closer monitoring
4	Some loss of interest or dividend expected but still expecting an overall positive internal rate of return on the investment
5	Loss of interest or dividend and some loss of principal investment expected which would result in an overall negative internal rate of return on the investment

We monitor and, when appropriate, recommend changes to investment ratings. The valuation committee of our board of directors reviews management’s recommendations and affirms or changes the investment ratings quarterly. In most cases, where we hold multiple securities in a portfolio company, the investment rating is the same for each security in that portfolio company.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of March 31, 2007, December 31, 2006 and 2005:

(dollars in millions)	March 31, 2007			December 31, 2006			December 31, 2005
Investment Rating	Investments at Fair Value		Percentage of Total Portfolio	Investments at Fair Value		Percentage of Total Portfolio	Investments at Fair Value		Percentage of Total Portfolio
1	$841.0	(a)	62.2%	$785.3	(a)	62.4%	$459.0	(a)	41.8%
2	261.0		19.3	285.5		22.7	429.9		39.2
3	224.4		16.6	158.2		12.6	128.0		11.7
4	24.7		1.8	23.6		1.9	77.4		7.0
5	1.3		0.1	5.0		0.4	3.3		0.3

	$1,352.4		100.0%	$1,257.6		100.0%	$1,097.6		100.0%

(a)	At March 31, 2007, December 31, 2006 and 2005, approximately $466.0 million, $447.4 million and $348.4 million, respectively, of our investments with an investment rating of “1” were loans to companies in which we also hold equity securities or for which we have already realized a gain on our equity investment.

Competition

In general, we compete for investments with a large number of financial services companies, including commercial finance companies, commercial banks, private mezzanine and equity funds, investment banks and other investment funds such as hedge funds. These include lending subsidiaries of investment banks, other business development companies, and finance subsidiaries of large industrial corporations.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer. We generally compete by using our insight and knowledge of our customers’ business needs, derived from our research, analysis, and interaction of our professional staff with our customers, to offer the appropriate product mix coupled with a range of corporate finance services and information that enhances our customers’ business prospects.

Our Subsidiaries

We conduct some of our activities through wholly owned special purpose financing subsidiaries. These subsidiaries are bankruptcy remote, special purpose entities to which we transfer certain loans. Each financing subsidiary in turn transfers the loans to a Delaware statutory trust. As of December 31, 2006, we had established MCG Finance I, LLC, MCG Finance V, LLC, MCG Finance VII, LLC and MCG Finance VIII, LLC as financing subsidiaries. The transfers of the loans to the Delaware statutory trusts are structured as on-balance sheet securitizations for accounting purposes.

On December 13, 2004, we formed a subsidiary, Solutions Capital I, LP, which has applied to the United States Small Business Administration (“SBA”) for a license to operate as a small business investment company (“SBIC”) under the Small Business Investment Act of 1958, as amended. At the same time we organized another wholly owned subsidiary, Solutions Capital GP, LLC, as a Delaware limited liability company. Solutions Capital GP, LLC will act as the general partner of Solutions Capital I, LP, while we will be the sole limited partner. We are currently in the pre-licensure phase of the licensing process and anticipate completion of the licensing process during the spring of 2007. Upon receipt of the SBA license, we intend to apply for exemptive relief from the SEC to permit us to exclude senior securities issued by the SBA to Solutions Capital I, LP from our consolidated asset coverage ratio, which will enable us to fund more investments with debt capital. There can be no assurance that we will be granted an SBIC license or receive the requested exemptive relief from the SEC.

On March 31, 2007, we formed a Special Situations Fund, MCG Opportunity Investment Fund I, LLC. This Special Situations Fund will allow us to pursue distressed debt opportunities, as well as undervalued equity opportunities.

We also use wholly owned subsidiaries, all of which are structured as Delaware corporations, to hold the assets of one or more of our portfolio companies. As of December 31, 2006, we had established Crystal Media Network, Inc., IH NPS Holdings, LLC, IH NYL, Inc., IH Sunshine, Inc., and MCG IH Holdings, Inc. to hold assets of certain of our portfolio companies. Some of these subsidiaries have wholly owned subsidiaries, all of which are Delaware corporations, that hold the assets of certain of our portfolio companies.

Investment Policies

Our investment policies provide that we will not:

•

act as an underwriter of securities of other issuers, except to the extent that we may be deemed an “underwriter” of securities (i) purchased by us that must be registered under the Securities Act of 1933 before they may be offered or sold to the public, or (ii) in connection with offerings of securities by our portfolio companies;

•

purchase or sell real estate or interests in real estate or real estate investment trusts, except that we may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of or pursuit of remedies with respect to investments and we may own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate or we may own real estate for our own uses;

•	sell securities short in an uncovered position;

•

write or buy uncovered put or call options, except to the extent of options, warrants or conversion privileges in connection with our loans or other investments, and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances;

•

engage in the purchase or sale of commodities or commodity contracts, including futures contracts, except for purposes of hedging in the ordinary course of business or where necessary in working out distressed loan or investment situations; or

•

acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in any securities issued by, any other investment company, except if we acquire them as part of a merger, consolidation or acquisition of assets or if they result from a sale of a portfolio company, or otherwise as permitted under the 1940 Act.

All of the above policies and the investment and lending guidelines set by our board of directors or any committees, including our investment objective to achieve current income and capital gains, are not “fundamental” as defined under the 1940 Act. Therefore, our board may change them without notice to or approval by our stockholders, but any change may require the consent of our lenders.

Other than the restrictions pertaining to the issuance of senior securities under the Investment Company Act of 1940, the percentage restrictions on investments generally apply at the time a transaction is effected. A subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

We intend to conduct our business so as to retain our status as a business development company. In order to retain our status as a business development company, we may not acquire any assets, other than non-investment assets necessary and appropriate to our operations as a business development company, if after giving effect to such acquisition the value of our “qualifying assets” is less than 70% of the value of our total assets.

Employees

As of March 31, 2007, we employed 86 employees, including investment and portfolio management professionals, underwriting, compliance, accounting, finance and human resources professionals, in-house legal counsel, and administrative staff. We believe that our relations with our employees are good.

Investment Adviser

We have no investment adviser and are internally managed by our executive officers under the supervision of the board of directors. Our investment decisions are made by our officers, directors and senior investment professionals who serve on our credit and investment committees, as discussed under “—Operations—Investment Approval Process” above. None of our executive officers or other employees has the authority to individually approve any investment.

Brokerage Allocation and Other Practices

Since we generally acquire and dispose of our investments in privately negotiated transactions, we rarely use brokers in the normal course of business. In those cases where we do use a broker, we do not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for MCG Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. For the years ended December 31, 2006, 2005, and 2004, we paid brokerage commissions totaling approximately $9,000, $7,000, and $0, respectively.

Properties

Neither we nor any of our subsidiaries own any real estate or other physical properties materially important to our operation or any of our subsidiaries. Currently, we lease approximately 30,000 square feet of office space in Arlington, Virginia for our corporate headquarters. In addition, we have amended our lease of office space for our headquarters in Arlington, Virginia to provide for an additional 11,500 square feet which we anticipate to commence in late 2007. We also lease office space in Richmond, Virginia.

Legal Proceedings

From time to time, we are a party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2007, regarding each portfolio company in which we had a debt or equity investment. We make available significant managerial assistance to our portfolio companies. The general terms of our loans and other investments are described in “Business—Operations—Underwriting,” and “Business—Operations—Portfolio Overview.” Other than these investments, our only relationships with our portfolio companies are:

•	the consulting services we provide separately to the portfolio companies indicated by footnote 9 in the table below, which services are typically ancillary to our investments; and

•	the service by our professionals on the board of directors of the portfolio companies indicated by footnote 10 in the table below.

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	March 31, 2007
Portfolio Company				Cost	Fair Value
Non-Affiliate Investments (less than 5% owned):
Allen’s TV Cable Service, Inc.	Cable	Senior Debt		$7,848	$7,848
800 Victor II Boulevard		Subordinated Debt		2,129	2,129
PO Box 2643		Warrants to	10%	—	—
Morgan City, LA 70380		purchase Common Stock
Amerifit Nutrition, Inc.(2) 166 Highland Park Drive Bloomfield, CT 06002	Drugs	Senior Debt		5,379	5,379
B & H Education, Inc.(2)	Education	Senior Debt		3,750	3,750
501 South Beverly Drive,		Series A-1	4.1%	1,221	1,548
Suite 240		Preferred Stock
Beverly Hills, CA 90212
Badoud Enterprises, Inc.(2) 11260 Longwater Chase Court Fort Myers, FL 33908	Newspaper	Senior Debt		4,599	4,599
BLI Holdings, Inc.(2) 1441 West Smith Road Ferndale, WA 98248	Drugs	Subordinated Debt		10,000	10,000
Builders First Source, Inc. 2001 Bryan Street, Suite 1600 Dallas, TX 75201	Building & Development	Senior Debt		884	871
Cervalis LLC 1200 Bedford Street Stamford, CT 06905	Business Services	Senior Debt		5,000	5,000
Coastal Sunbelt Real Estate, Inc. 8704 Bollman Place Savage, MD 20763	Real Estate Investments	Senior Debt Subordinated Debt Series A-2 Preferred Stock Warrants to purchase Class B Common Stock	100%	10,500 2,014 2,057 —	10,500 2,014 2,057 —
Communications & Power Industries, Inc. 811 Hansen Way P.O. Box 51110 Palo Alto, CA 94303	Aerospace & Defense	Senior Debt		741	744

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	March 31, 2007
Portfolio Company				Cost	Fair Value
Communicom Broadcasting, LLC(2) 220 Josephine Street, Suite 200 Denver, CO 80206	Broadcasting	Senior Debt		$8,082	$8,082
Community Media Group, Inc.(2) 805 South Logan West Frankfort, IL 62896	Newspaper	Senior Debt		19,402	19,402
Cornerstone Healthcare Group Holding, Inc. 7600 Chevy Chase Drive Building 2, Suite 500 Austin, TX 78752	Healthcare	Subordinated Debt		7,242	7,242
Country Road Communications LLC(2) 1500 Mount Kemble Avenue, Suite 203 Morristown, NJ 07960	Communications – Other	Subordinated Debt		13,000	13,000
Creative Loafing, Inc.(2) 750 Willoughby Way Atlanta, GA 30312	Newspaper	Senior Debt		18,275	18,275
Crescent Publishing Company LLC(2) Overlook Executive Park, Suite 1-C 109 Laurens Road Greenville, SC 29607	Newspaper	Senior Debt		7,574	7,574
Cruz Bay Publishing, Inc. 300 Continental Boulevard, Suite 650 El Segundo, CA 90245	Publishing	Subordinated Debt		20,000	20,000
CWP/RMK Acquisition Corp. 345 Park Avenue 41st Floor New York, NY 10154	Home Furnishings	Senior Debt Subordinated Debt Common Stock	3.8%	6,250 11,750 500	6,250 11,750 279
Dayton Parts Holdings, LLC(2) 3500 Industrial Road Harrisburg, PA 17110	Auto Parts	Subordinated Debt Preferred LLC	2.7%	21,500 589	21,500 589
		Interest
		Class A Common LLC Interest	2.7%	408	630
D&B Towers, LLC 900 North Michigan Avenue, Suite 1880 Chicago, IL 60611	Communications – Other	Senior Debt		5,458	4,305
dick clark productions, inc.(2)(6)(10) 3003 West Olive Avenue Burbank, CA 91505	Broadcasting	Common Stock	0.5%	210	510
		Warrants to purchase Common Stock	5.4%	858	5,049

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	March 31, 2007
Portfolio Company				Cost	Fair Value
The e-Media Club I, LLC(6) 402 Maple Avenue Vienna, VA 22180	Investment Fund	LLC Interest	1.4%	$88	$23
EAS Group, Inc. 75 Perseverance Way Hyannis, MA 02601	Technology	Subordinated Debt		11,875	11,875
Empower IT Holdings, Inc.(2) 4800 Montgomery Lane, Suite 700 Bethesda, MD 20814	Information Services	Senior Debt Subordinated Debt		6,313 5,001	6,313 5,001
Equibrand Holding Corporation(2) P.O. Box 2098-1301 Weatherford HWY Granbury, TX 76048	Leisure Activities	Senior Debt Subordinated Debt		4,640 9,611	4,640 9,611
Flexsol Packaging Corp. 1531 N.W. 12th Avenue Pompano Beach, FL 33069	Chemicals/Plastics	Subordinated Debt		3,000	2,640
Golden Knight II CLO, Ltd. 90 Hudson Street Jersey City, NJ 07302	Diversified Financial Services	Income Notes		3,575	3,575
GoldenSource Holdings Inc.(6)	Technology	Warrants to purchase	4.2%	—	—
22 Cortlandt Street		Class A Common
New York, NY 10007		Stock
Home Interiors & Gifts, Inc. 1649 Frankford Road West Carrollton, TX 75007	Home Furnishings	Senior Debt		4,434	3,270
Jenzabar, Inc.(2)(10) 5 Cambridge Center Cambridge, MA 02142	Technology	Senior Preferred Stock	100.0%	6,519	6,519
		Subordinated Preferred Stock	52.3%	1,098	1,098
		Warrants to purchase Common Stock	19.4%	422	17,109
Jupitermedia Corporation(6) 23 Old Kings Highway South Darien, CT 06820	Information Services	Common Stock	0.4%	2,114	982
Legacy Cabinets, Inc. P.O. Box 730 Estaboga, AL 36260	Home Furnishings	Subordinated Debt		3,000	3,000
Marietta Intermediate Holding Corporation 37 Huntington Street Cortland, NY 13045	Cosmetics	Subordinated Debt		2,008	1,737
The Matrixx Group, Incorporated(2) 15000 Highway 41N Evansville, IN 47725	Plastic Products	Subordinated Debt		16,020	16,020
MCI Holdings, LLC(2)	Healthcare	Subordinated Debt		29,990	29,990
3303 S Meridian Avenue Oklahoma City, OK 73119		Class A LLC Interest	5.2%	3,000	3,182

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	March 31, 2007
Portfolio Company				Cost	Fair Value
Metrologic Instruments, Inc. 90 Coles Road Blackwood, NJ 08012	Technology	Subordinated Debt		$3,000	$3,037
Metropolitan Telecommunications Holding Company(2) 44 Wall Street, 14th Floor New York, NY 10005	Communications – CLEC	Senior Debt Subordinated Debt Warrants to purchase Common Stock	20.4%	20,300 10,929 1,843	20,300 10,929 8,099

MicroCal Holdings, LLC(2) 22 Industrial Drive East Northampton, MA 01060	Laboratory Instruments	Senior Debt Subordinated Debt		12,390 9,115	12,390 9,115
Micro Dental Laboratories(2) 5601 Arnold Road Dublin, CA 94568	Healthcare	Senior Debt Subordinated Debt		12,977 15,265	12,977 15,265
Miles Media Holding, LLC(2)(10)	Publishing	Senior Debt		8,938	8,938
3675 Clarke Road		Subordinated Debt		4,000	4,000
Sarasota, FL 34233-2358		Warrants to purchase LLC Units	19.5%	439	1,914
National Display Holdings, LLC(2)	Electronics	Senior Debt		22,500	22,500
16245 Vineyard Boulevard		Subordinated Debt		19,248	19,248
Morgan Hill, CA 95037		Class A Common LLC Interest	3.7%	333	583
New Century Companies, Inc.(6) 2329 S. Purdue Avenue Los Angeles, CA 90064	Industrial Equipment	Warrants to purchase Common Stock	0.3%	—	—
PartMiner, Inc.(2) 80 Ruland Road Melville, NY 11747	Information Services	Senior Debt		2,341	2,341
Philadelphia Newspapers, LLC 400 North Broad Street Philadelphia, PA 19130	Newspapers	Subordinated Debt		5,013	5,013
Powercom Corporation(2)	Communications	Senior Debt		1,798	1,798
1807 N. Center Street PO Box 638 Beaver Dam, WI 53916-0638	– CLEC	Warrants to purchase Class A Common Stock	22.7%	286	—
Quantum Medical	Laboratory	Senior Debt		15,500	15,500
Holdings, LLC(2)	Instruments	Subordinated Debt		18,091	18,091
2002 Orville Drive North Ronkonkoma, NY 11779		Preferred LLC Interest	6.3%	435	1,021
Restaurant Technologies, Inc.	Food Services	Subordinated Debt		25,408	25,408
3711 Kennebec Drive, Suite 100 Eagan, MN 55122		Series A-4 Convertible Preferred Stock	0.3%	299	299
Sagamore Hill Broadcasting, LLC(2) 3825 Inverness Way Augusta, GA 30907	Broadcasting	Senior Debt		14,000	14,000
Summit Business Media Intermediate Holding Company, LLC 375 Park Avenue New York, NY 10152	Information Services	Subordinated Debt		6,000	6,000

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	March 31, 2007
Portfolio Company				Cost	Fair Value
Teleguam Holdings, LLC(2) 624 North Marine Corps Drive Tamuning, Guam 96931	Communications – Other	Subordinated Debt		$20,000	$20,000
Total Sleep Holdings, Inc.(2)(6) 4 St. Ann Drive, Suite B Mandeville, LA 70471	Healthcare	Subordinated Debt		23,229	19,502
ValuePage, Inc.(6) 124 Twin Falls Road Berkeley Heights, NJ 07922	Communications – Other	Senior Debt		1,085	1,085
Velocity Technology Enterprises, Inc. (2) 850 Third Street 11th floor New York, NY 10022	Business Services	Senior Debt Series A Preferred Stock	10.0%	11,500 1,500	11,500 1,500
VS&A-PBI Holding LLC(6) 350 Park Avenue New York, NY 10022	Publishing	LLC Interest	0.8%	500	—
VOX Communications Group	Broadcasting	Senior Debt		11,000	11,000
Holdings, LLC(2) 70 Walnut Street, Suite 411 Wellesley, MA 02481		Convertible Preferred Subordinated Notes	16.2%	1,276	905
Wicks Business Information, LLC 363 Reef Road Fairfield, CT 06430	Publishing	Unsecured Notes		243	243
Wiesner Publishing Company, LLC(6) 7009 S. Potomac Street, Suite 200 Englewood, CO 80112	Publishing	Warrants to purchase LLC Units	21.1%	406	3,429
Xpressdocs Holdings, Inc.(2) 1000 Forest Park Boulevard Fort Worth, TX 76110	Business Services	Senior Debt Subordinated Debt Series A Preferred Stock	1.8%	18,918 6,113 500	18,918 6,113 426
Affiliate Investments(3):
Active Brands International, Inc. (2)(7)(10)	Clothing &	Subordinated Debt		10,000	10,000
3420 Bell Atlantic Tower	Accessories	Class A Common Stock	18.7%	1,500	1,439
1717 Arch Street		Warrants to purchase	6.6%	331	504
Philadelphia, PA 19103		Common Stock
Advanced Sleep Concepts, Inc.(2) 195 Chatillon Road	Home Furnishings	Senior Debt Subordinated Debt		7,000 4,586	7,000 4,586
Rome, GA 30161		Common Stock	5.0%	524	524
		Warrants to purchase Common Stock	3.3%	348	348

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)		March 31, 2007
Portfolio Company					Cost	Fair Value
Cherry Hill Holdings, Inc.(2) 1200 Haddonfield Road Cherry Hill, NJ 08002	Photographic Studio	Senior Debt Series A Preferred Stock	11.0%		$12,213 794	$12,213 794
iVerify.US Inc.(6) 7098 Milford Industrial Road Baltimore, MD 21208	Communications – Other	Preferred Stock Common Stock	22.1 18.2	% %	578 550	— —
On Target Media, LLC 5901 E. Galbraith Road Cincinnati, OH 45236	Other Media	Class A LLC Interest Class B LLC Interest	6.8 6.4	% %	1,882 —	1,882 1,810

Stratford School Holdings, Inc.(2)	Education	Senior Debt			14,500	14,500
1196 Lime Drive		Subordinated Debt			6,718	6,718
Sunnyvale, CA 94087		Preferred Stock	14.9%		90	3,037
		Warrants to purchase	30.8%		67	1,039
		Common Stock
Sunshine Media Delaware, LLC(2) 1540 E. Maryland Avenue, Suite 200 Phoenix, AZ 85014	Publishing	Senior Debt			12,399	12,399
		Class A LLC Interest Option to Acquire Warrants to purchase Class B LLC interest	12.8 100.0	% %	564 —	357 —
TNR Entertainment Corp. 5200 Mitchedale Street, Suite D1 Houston, TX 77092	DVD Rental	Senior Debt Subordinated Debt Series D Preferred Stock Warrants to purchase Series D Preferred Stock	23.7 20.9	% %	12,500 13,057 3,000 —	12,500 13,057 3,000 —
XFone, Inc.(6) Britannia House 960 High Road London N129RY United Kingdom	Communications – Other	Common Stock Warrants to purchase Common Stock	7.5 1.3	% %	2,485 —	2,113 —
Control Investments: Non-majority-owned(4):
Crystal Media Network,	Broadcasting	LLC Interest	49.9%		3,060	659
LLC(6)(8)(9)(10) 7201 Wisconsin Avenue, Suite 780 Bethesda, MD 20814
Intran Media, LLC(10)	Other Media	Senior Debt			12,000	12,000
294 Grove Lane E.		Preferred Units	100.0%		8,873	8,873
Wayzata, MN 55391
National Product Services, Inc. (2)(10)	Business	Senior Debt			5,723	12,506
2201 Royal Lane, Suite 230	Services	Subordinated Debt			10,225	3,856
Irving, TX 75063		Common Stock	31.5%		—	—
PremierGarage Holdings,	Home	Senior Debt			10,400	10,400
LLC(2)(10)	Furnishings	Preferred LLC Units	35.6%		4,683	4,683
1616 West Williams Drive		Common LLC Units	35.6%		—	1,419
Phoenix, AZ 85027

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)	March 31, 2007
Portfolio Company				Cost	Fair Value
Control Investments: Majority-owned(5):
Broadview Networks Holdings,	Communications	Series A Preferred Stock	100.0%	$67,755	$77,475
Inc.(2)(10)	– CLEC	Series A-1 Preferred Stock	100.0%	61,074	89,417
59 Maiden Lane		Common Stock	51.4%	—	—
New York, NY 10038
Chesapeake Tower Holdings,	Communications	Senior Debt		400	400
LLC(10)	– Other	Preferred LLC Interest	100.0%	3,139	3,139
4455 Connecticut Avenue,		Class A Common LLC Interest	100.0%	—	—
Suite A-400
Washington, DC 20008
Cleartel Communications,	Communications	Subordinated Debt		80,313	80,313
Inc.(2)(10)	– CLEC	Subordinated Unsecured Debt		200	200
1720 Route 34		Series B Preferred Stock	99.1%	50,613	612
PO Box 1347		Common Stock	0.005%	540	—
Wall, NJ 07719		Guaranty ($7,032)
Coastal Sunbelt, LLC(2)(10)	Food Services	Senior Debt		9,500	9,500
8704 Bollman Place		Subordinated Debt		7,805	7,805
Savage, MD 20763		Preferred LLC Interest	100.0%	5,738	5,738
		Warrants to purchase Class B Common Stock		—	—
Helicon Cable Holdings, LLC(2)(10) 1 Autumn Way Chappaqua, NY 10514	Cable	Senior Debt Subordinated Debt Preferred LLC Interest Standby Letter of Credit ($300)	73.3%	19,291 10,594 9,405	19,291 10,594 9,405
Jet Plastica Investors, LLC(2)(10)	Plastic Products	Subordinated Debt Preferred LLC Interest	97.7%	26,290 31,488	26,290 39,254
1100 Schwab Road
Hatfield, PA 19440
JupiterKagan, Inc.(2)(10)	Information Services	Senior Debt		5,649	5,649
11 Penn Plaza		Series A Preferred	100.0%	10,000	10,000
5th Floor		Stock
New York, NY 10001		Common Stock Standby Letter of Credit ($225) Guaranty ($1,287)	100.0%	—	—
Midwest Tower Partners, LLC(2)(10) 11950 West Lake Park Drive, Suite 200 Milwaukee, WI 53224	Communications – Other	Common LLC Interest	79.2%	55	1,393

Orbitel Holdings, LLC(2)(10)	Cable	Senior Debt		14,095	14,095
21116 N. John Wayne Parkway		Preferred LLC Interest	100.0%	12,132	12,132
Suite B-9 Maricopa, AZ 85239		Standby Letter of Credit ($95)

	Industry	Title of Securities Held by the Company	Percentage of Class Held on a Fully Diluted Basis(1)		March 31, 2007
Portfolio Company					Cost	Fair Value
RadioPharmacy Investors, LLC(2)(10)	Healthcare	Senior Debt Subordinated Debt			$7,000 9,327	$7,000 9,327
1 South Ocean Boulevard, Suite 206 Boca Raton, FL 33432		Preferred LLC Interest	98.6%		7,667	10,593
Superior Industries Investors, LLC(10)	Sporting Goods	Subordinated Debt			17,404	17,404
1050 Columbia Drive		Preferred LLC Interest	94.7%		13,084	15,499
Carrollton, GA 30117
Superior Publishing	Newspaper	Subordinated Debt			19,022	19,022
Corporation(2)(9)(10)		Series A Preferred Stock	100.0%		7,999	9,104
1105 Tower Avenue Superior, WI 54880		Common Stock	100.0%		365	—
Working Mother Media, Inc.(6)(10) 135 West 50th St. New York, NY 10020	Publishing	Senior Debt			11,537	11,537
		Class A Preferred Stock Class B Preferred Stock Class C Preferred Stock Common Stock Guaranty ($387)	99.2 100.0 100.0 51.0	% % % %	12,497 1 1 1	5,180 — — —
Call Options Written:
Crystal Media Network, LLC (8) 7201 Wisconsin Avenue, Suite 780 Bethesda, MD 20814	Broadcasting	Call options written			—	—

(1)	The “percentage of class held on a fully diluted basis” represents the percentage of the class of security we may own assuming we exercise our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are not exercised or converted. We have not included any security which is subject to significant vesting contingencies. Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted. The percentage was calculated based on the most current outstanding share information available to us (1) in the case of private companies, provided by that company, and (2) in the case of public companies, provided by that company’s most recent public filings with the SEC.
(2)	Some of the securities listed are issued by affiliate(s) of the listed portfolio company.
(3)	Affiliate investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns at least 5% but not more than 25% of the voting securities of the company.
(4)	Control investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 25% of the voting securities of the company. MCG defines non-majority owned control investments as companies in which MCG owns more than 25% but not more than 50% of the voting securities of the company.
(5)	MCG defines majority owned control investments as companies in which MCG owns more than 50% of the voting securities of the company.
(6)	Portfolio company is non-income producing at the relevant period end.
(7)	During the first quarter of 2007, NYL Brands Holdings, Inc. changed its name to Active Brands International, Inc.
(8)	MCG has a written call option outstanding on up to a 10% interest in Crystal Media. The option expires January 31, 2008.
(9)	We provide consulting services to this portfolio company.
(10)	We hold board position(s) in this portfolio company.

DETERMINATION OF NET ASSET VALUE

Quarterly Determination of Net Asset Value

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this prospectus, we do not have any preferred stock outstanding.

We determine the value of each investment in our portfolio on a quarterly basis. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. At March 31, 2007 and December 31, 2006, approximately 96% and 95%, respectively, of our total assets represented investments of which approximately 96% and 97% are valued at fair value and approximately 4% and 3% are valued at market value based on readily ascertainable public market quotes at March 31, 2007 and December 31, 2006, respectively. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we determine the fair value of each individual investment on a quarterly basis and record changes in fair value as unrealized appreciation or depreciation on investments in our statement of operations.

As a business development company, we invest primarily in illiquid securities including debt and equity securities of private companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We generally include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership and corporate governance parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. In some cases, our loan agreements also allow for increases in the spread to the base index rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

We base the fair value of our investments on the enterprise value of the portfolio companies in which we invest. The enterprise value is the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for determining enterprise value and for any one portfolio company enterprise value is generally described as a range of values from which we derive a single estimate of enterprise value. In determining the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally prepare discounted cash flow models based on our projections of the future free cash flows of the business and industry derived capital costs. We review external events, including private mergers and acquisitions, and include these events in our enterprise valuation process. We also use industry valuation benchmarks and review public market comparables. In certain cases, we retain independent valuation firms to perform valuations that we consider as part of our determination of portfolio company value. When an external event such as a purchase transaction, public offering, or subsequent debt or equity sale occurs, the pricing indicated by the external event may be used to corroborate our estimate of enterprise value.

Using the estimated enterprise value of the portfolio company, we estimate the value of each investment we own in the portfolio company. For our loans and debt securities, if there is adequate enterprise value to support the repayment of our debt then the fair value of our loan or debt security typically corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of our equity investments is determined based on various factors including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, as well as other pertinent factors such as recent offers to purchase a portfolio company, recent sales of the portfolio company’s equity securities, recent liquidation events or other events. The investment value is discounted if it is illiquid in nature and/or a minority, non-control position.

We also retain independent valuation firms to perform independent valuations of certain of our portfolio companies and perform reviews for our fair value determinations. The independent valuations and reviews are considered by our Board of Directors in its determination of the fair value of our portfolio companies. We intend to continue to utilize independent valuation firms to obtain additional support in the preparation of our internal valuation analyses each quarter.

Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the date of the relevant period end. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

Determinations of Net Asset Value in Connection with Offerings

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of the Company and our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

In connection with each offering of shares of our common stock, our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) from the period beginning on the date of the most recently disclosed net asset value of our common stock to the period ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination does not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it involves the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

To the extent that there is even a remote possibility that we may issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made, then the board of directors will elect either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value. Moreover, to the extent that there is even a remote possibility that we may trigger the undertaking (which we provided to the SEC in our registration statements) to suspend the offering of shares of our common stock if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, then the board of directors will elect to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

MANAGEMENT

Our board of directors is responsible for overseeing our business and affairs and supervises the management of our company. The responsibilities of each director include, among other things, the oversight of the loan and investment approval process, the quarterly valuation of our assets, and oversight of our financing arrangements. Our board of directors maintains an audit committee, a compensation committee, an investment committee, a nominating and corporate governance committee, an enterprise risk committee and a valuation committee.

The day-to-day management of our investment portfolio is the responsibility of our credit committee. As a result, our credit committee approves all of our investments by a majority vote. The five members of our credit committee are Steven F. Tunney, our president and chief executive officer, Robert J. Merrick, our chief investment officer, B. Hagen Saville, our executive vice president of business development, William B. Ford, a senior vice president and managing director, and Robert L. Marcotte, a senior vice president and managing director. See “—Biographical Information” for further information about the business experience of each executive officer on our credit committee. Each member of the credit committee receives an annual fixed salary, awards of our restricted stock pursuant to the 2006 Employee Restricted Stock Plan and may also receive an annual cash bonus for the services he provides to us. See “Executive Compensation—Compensation Discussion and Analysis” for further information. Because each of the executive officers on our credit committee provides portfolio management services only to us, there are no conflicts of interest with respect to their management of other accounts or investment vehicles. Set forth below is the dollar range of equity securities beneficially owned by each member of our credit committee as of June 27, 2007, based on the closing price of $16.22 on June 27, 2007 on the Nasdaq Global Select Market:

Name of Officer	Dollar Range of Equity Securities Beneficially Owned(a)
Steven F. Tunney	Over $1,000,000
B. Hagen Saville	Over $1,000,000
Robert J. Merrick	Over $1,000,000
William B. Ford	Over $1,000,000
Robert L. Marcotte	Over $1,000,000

(a)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

In addition, the investment committee of our board of directors must approve certain significant investments based on asset type and investment size, as determined from time to time by our board of directors and its investment committee. See “Management—Meetings of the Board of Directors and Committees.”

Our officers and senior investment professionals have extensive experience in managing investments in private, middle market, growth oriented businesses, and are knowledgeable about our approach to lending and investing. No one person is primarily responsible for making recommendations to a committee and no one person has the authority to approve any investment. Because we are internally managed, we have not entered into any advisory agreement and pay no investment advisory fees to any outside investment adviser, but instead we pay the operating costs associated with employing investment management professionals.

Structure of Board of Directors

Our restated certificate of incorporation provides that our board of directors will be no less than five directors and no greater than eleven directors. Our bylaws permit the board of directors to fix the number of directors within this range. Our restated certificate of incorporation permits the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director. Our board of directors is classified into three approximately equal classes with three-year terms, with the term of one of the classes expiring each year. At each annual meeting of stockholders, the successors of directors whose terms will then expire will be elected to serve from the time of their election and qualification until the third annual meeting following their election. This classification of the board of directors may have the effect of delaying or preventing a change of control or of management of our company. There are no family relationships between any of our directors or officers.

Certain of our directors who are also officers may serve as directors of, or on the boards of managers of, certain of our portfolio companies. Each director has the same address as MCG, 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209.

Directors

Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the Investment Company Act of 1940 (the “1940 Act”). Information regarding our board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Independent Directors
Jeffrey M. Bucher	74	Chairman of the Board	2001	2009
Edward S. Civera	57	Director	2005	2010
Kim D. Kelly	50	Director	2004	2010
Wallace B. Millner, III	67	Director	1998	2008
Kenneth J. O’Keefe	52	Director	2001	2009
Interested Directors
Robert J. Merrick	62	Director, Executive Vice President and Chief Investment Officer	1998	2008
B. Hagen Saville	46	Director, Executive Vice President, Business Development	2006	2008
Steven F. Tunney	46	Director, President and Chief Executive Officer	1999	2010

Executive Officers

Each executive officer has the same address as MCG, 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209. Information regarding our executive officers is as follows:

Name	Age	Position
William B. Ford	44	Senior Vice President and Managing Director
Robert S. Grazioli	48	Executive Vice President and Chief Information Officer
Miriam G. Krieger	31	Senior Vice President and Chief Compliance Officer
Robert L. Marcotte	48	Senior Vice President and Managing Director
Michael R. McDonnell	43	Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer
Robert J. Merrick	62	Executive Vice President and Chief Investment Officer
Samuel G. Rubenstein	46	Executive Vice President, General Counsel and Corporate Secretary
B. Hagen Saville	46	Executive Vice President, Business Development
Derek R. Thomas	39	Executive Vice President, Risk Management and Underwriting
Steven F. Tunney	46	President and Chief Executive Officer
John C. Wellons	35	Senior Vice President and Chief Accounting Officer

Biographical Information

Independent Directors

The following directors are considered independent for purposes of the 1940 Act.

Name and Year First Elected Director	Age	Background Information
Jeffrey M. Bucher (2001)	74	Mr. Bucher has been Chairman of our board since March 2007. Since 2001, Mr. Bucher has been employed at Kozusko Harris Vetter Wareh, LLP, a law firm, where he is of counsel. From 1999 to 2000, Mr. Bucher was employed at Lillick & Charles, LLP (currently Nixon Peabody LLP), a law firm where he was a partner. From 1993 to 1999, Mr. Bucher was employed at Bryan Cave, LLP, a law firm, where he was of counsel. From 1972 to 1976, Mr. Bucher served as a Member of the Board of Governors of the Federal Reserve System. Mr. Bucher also serves as a director of the Mizuho Corporate Bank of California and as a director and president of The Vasek and Anna Mana Polak Charitable Foundation, Inc.

Edward S. Civera (2005)	57	Edward S. Civera is a business executive with over 30 years of experience in operations, accounting and finance. He is currently the Chairman of the board of directors of HealthExtras, Inc., a pharmacy benefit management company, a member of the board of directors of MedStar Health, a non-profit healthcare organization, a member of the board of directors of The Mills Corporation, a developer, owner and manager of a portfolio of retail destinations and a member of the board of directors of Washington Real Estate Investment Trust, an equity real estate investment trust. From 1997 to 2001, Mr. Civera was the Chief Operating Officer and Co-Chief Executive Officer of United Payors & United Providers, Inc. Prior to that, Mr. Civera spent 25 years with Coopers & Lybrand (now PricewaterhouseCoopers LLP), the last 15 years as both a partner and managing partner focused on financial advisory and auditing services.

Name and Year First Elected Director	Age	Background Information
Kim D. Kelly (2004)	50	Ms. Kelly is a consultant. From July 2004 until March 2005, she served as the President and Chief Executive Officer of Arroyo Video Solutions, Inc., a software company serving video service providers. From 1990 to 2003, Ms. Kelly was employed by Insight Communications Company, Inc., where she was President from August 2002 to 2003, Chief Operating Officer from January 1998 to 2003 and Executive Vice President and Chief Operating Officer from 1990 to January 2002. From August 2002 to 2003, she also served as Chief Executive Officer of Insight Midwest, L.P. Ms. Kelly also serves as a director of Bank of New York Hamilton Funds.

Kenneth J. O’Keefe (2001)	52	Mr. O’Keefe served as the Chairman of our board from February 2005 to March 2007. He currently is a Managing Director of Vestar Capital Partners, a private equity firm. From July 2003 until 2006, he was Chief Executive Officer of NewVen Partners, LLC, a private investment firm, which he founded. Prior to July 2003, Mr. O’Keefe held executive positions with several large media companies over an 18 year career, including Pyramid Communications, Inc. where he served as Executive Vice President, Chief Financial Officer and Board Member, Evergreen Media Corporation as Executive Vice President of Operations and Board Member, Chancellor Media Corporation as Executive Vice President of Operations, AMFM, Inc. as Chief Executive Officer, President and Chief Operating Officer, Clear Channel Communications, Inc. as President and Chief Operating Officer of its radio division and Infinity Broadcasting as Executive Vice President.

Wallace B. Millner, III (1998)	67	Mr. Millner served as the Chairman of our board from November 2002 to February 2005 and from 1998 through May 2001. From 1973 to 1997, Mr. Millner served in various executive positions at Signet Banking Corporation, a bank holding company, including Vice Chairman, and Chief Financial Officer.

Interested Directors

Messrs. Tunney, Merrick and Saville are interested persons as defined in the 1940 Act due to their position as officers of the Company.

Name and Year First Elected Director	Age	Background Information
Robert J. Merrick (1998)	62	Mr. Merrick has served as our Chief Investment Officer since August 2006 and as one of our Executive Vice Presidents since 1998. Mr. Merrick was our Chief Credit Officer from 1998 to August 2006. Mr. Merrick was employed at Signet Bank where he served as Executive Vice President and Chief Credit Officer from 1985 to 1997. Mr. Merrick serves on the board of directors of Bank of Richmond.

B. Hagen Saville (2006)	46	Mr. Saville has served as our Executive Vice President of Business Development since 1998. From 1997 to 1998, Mr. Saville was employed at First Union National Bank, which acquired Signet Bank in 1997. From 1994 to 1997, Mr. Saville was employed at Signet Bank where he served as Vice President.

Steven F. Tunney (1999)	46	Mr. Tunney has served as our President since May 2001, and as our Chief Executive Officer since August 2006. Prior to becoming our Chief Executive Officer, he served as our Chief Operating Officer from 1998 to August 2006. Prior to becoming our President, he served as our Chief Financial Officer and Secretary from 1998 to 2000 and our Treasurer from 1998 to 2002. From 1997 to 1998, Mr. Tunney was employed at First Union National Bank, which acquired Signet Bank in 1997. From 1996 to 1997, Mr. Tunney was employed at Signet Bank where he served as a vice president.

Executive Officers Who Are Not Directors

The following information, as of June 27, 2007, pertains to our executive officers who are not directors of MCG. Certain of our executive officers, including Messrs. Saville and Tunney, serve as directors, managers, and/or officers of certain of our subsidiaries and portfolio companies.

Name	Age	Background Information
William B. Ford	44	Mr. Ford has served as one of our Managing Directors since April 2004. He has been a Senior Vice President since August 2006 and was a Vice President from April 2004 until August 2006. From November 1997 until April 2004, Mr. Ford was employed as a managing director at Perseus, LLC, a private equity fund.

Robert S. Grazioli	48	Mr. Grazioli has been our Executive Vice President and Chief Information Officer since September 2006 and our Senior Vice President and Chief Information Officer since May 2006. From November 2002 to May 2006, Mr. Grazioli was a consultant and Global Technology Coordinator for IWBank, and from 1995 to 2002 he was the Global Head of Technology and Chief Information Officer for IMI Bank.

Miriam G. Krieger	31	Ms. Krieger has served as our Senior Vice President and Chief Compliance Officer since September 2006. From June 2004 to September 2006 she was a Vice President and Assistant General Counsel. Prior to joining MCG in 2004, Ms. Krieger was an associate at Sutherland Asbill and Brennan LLP, a law firm.

Robert L. Marcotte	48	Mr. Marcotte has served as one of our Managing Directors since 2002. He has been a Senior Vice President since March 2006 and a Vice President from 2002 until March 2006. Prior to joining MCG in 2002, Mr. Marcotte was Chief Financial Officer for Aleron, Inc., a wholesale internet access and network services provider. Formerly, he served as vice president in the corporate finance department of the investment banking division of Goldman Sachs & Co.

Michael R. McDonnell	43	Mr. McDonnell has served as our Chief Operating Officer since August 2006 and as our Executive Vice President, Chief Financial Officer and Treasurer since September 2004. From August 2000 to August 2004, Mr. McDonnell was employed by EchoStar Communications Corporation, where he served as Executive Vice President and Chief Financial Officer from July 2004 to August 2004 and as Senior Vice President and Chief Financial Officer from August 2000 to July 2004. From August 1986 to August 2000, Mr. McDonnell was employed by PricewaterhouseCoopers LLP where he was a partner since 1996. Mr. McDonnell also serves on the board of directors of HealthExtras, Inc., a pharmacy benefit management company.

Name	Age	Background Information
Samuel G. Rubenstein	46	Mr. Rubenstein has served as our Executive Vice President, General Counsel and Corporate Secretary since 2000. From 1993 to 2000, Mr. Rubenstein was employed at Bryan Cave, LLP, a law firm, where he was a partner since 1996.

Derek R. Thomas	39	Mr. Thomas has been our Executive Vice President, Risk Management and Underwriting since August 2006 and as Director of Sponsorship and Underwriting from November 2001 until August 2006. From March 2006 until August 2006, Mr. Thomas was one of our Senior Vice Presidents, and he was one of our Vice Presidents from November 2001 until March 2006. Mr. Thomas has been employed by us since 1998.

John C. Wellons	35	Mr. Wellons has served as our Chief Accounting Officer since May of 2004, as a Senior Vice President since March 2006 and as a Vice President since July 2002. Mr. Wellons also served as our Director of Financial Accounting from July 2002 to May 2004, and as our Assistant Vice President and Director of Corporate Finance from October 2000 to July 2002. From June 2000 to October 2000, Mr. Wellons served as our Assistant Controller—Financial Accounting. Prior to joining MCG, Mr. Wellons was employed by Ernst & Young LLP from December 1996 to May 2000.

Meetings of the Board of Directors and Committees

During 2006, our board of directors held 10 board meetings and also acted by written consent. Our board of directors has established an audit committee, a compensation committee, an investment committee, a nominating and corporate governance committee and a valuation committee. The audit committee, compensation committee and nominating and corporate governance committee each operate pursuant to a charter, each of which is available on our website at www.mcgcapital.com and is also available in print to any stockholder who requests a copy. In addition, during 2006, the independent members of our board of directors formed a special committee to conduct a review of the timeliness of certain loan payments and tax withholding reimbursements involving six of our current and former executive officers. The special committee met six times during 2006.

We have designated Jeffrey M. Bucher as the presiding director to preside at all executive sessions of non-management directors. Executive sessions of non-management directors are held at least quarterly. Stockholders may communicate with Mr. Bucher by writing to: Board of Directors, MCG Capital Corporation, 1100 Wilson Boulevard, Suite 3000, Arlington, VA 22209.

Audit Committee

The audit committee selects our independent auditors, reviews with such independent auditors the planning, scope and results of their audit of our financial statements and the fees for services performed, reviews with the independent auditors the adequacy of internal control systems, reviews our annual financial statements and reviews our audit reports and financial statements. The audit committee currently consists of Messrs. Millner and Bucher and Ms. Kelly, all of whom are considered independent under the rules promulgated by the Nasdaq Stock Market and are not “interested persons” of MCG Capital, as defined in Section 2(a)(19) of the 1940 Act. Our board of directors has determined that Mr. Millner is an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities and Exchange Act of 1934, which we refer to as the Exchange Act. Mr. Millner meets the current independence requirements of Rule 10A-3 of the Exchange Act, and, in addition, is not an “interested person” of MCG Capital, as defined in Section 2(a)(19) of the 1940 Act. The audit committee met 11 times during 2006.

Compensation Committee

The compensation committee determines the compensation for our executive officers based upon recommendations from management and administers our restricted stock arrangements with our officers and employees. The compensation committee currently consists of Ms. Kelly and Messrs. Bucher, Civera, Millner and O’Keefe, all of whom are considered independent under the rules promulgated by the Nasdaq Stock Market and are not “interested persons” of MCG Capital, as defined in Section 2(a)(19) of the 1940 Act. The compensation committee met 10 times during 2006 and acted by written consent.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee nominates candidates for the board of directors to consider for election as directors. The nominating and corporate governance committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any other applicable law, rule or regulation regarding director nominations. Stockholders may submit candidates for nomination for our board of directors by writing to: Board of Directors, MCG Capital Corporation, 1100 Wilson Boulevard, Suite 3000, Arlington, VA 22209.

The nominating and corporate governance committee also engages in succession planning for us, including with respect to the executive management team. The current members of the nominating and corporate governance committee are Messrs. Bucher, O’Keefe, Civera and Millner and Ms. Kelly, all of whom are considered independent under the rules promulgated by the Nasdaq Stock Market and are not “interested persons” of MCG Capital, as defined in Section 2(a)(19) of the 1940 Act. The nominating and corporate governance committee met two times during 2006.

Investment Committee

The investment committee must approve certain significant investments as determined, from time to time, by our board of directors and its investment committee. The investment committee currently consists of Messrs. Tunney, Saville, Civera, Merrick and Bucher and Ms. Kelly. The investment committee met 21 times during 2006.

Valuation Committee

The valuation committee establishes guidelines and makes recommendations to our board of directors regarding the valuation of our loans and investments. The current members of the committee are Messrs. Bucher, Millner, Civera and Tunney. The valuation committee met four times during 2006.

Enterprise Risk Committee

The enterprise risk committee oversees the identification, assessment and management of risk throughout our company. The current members of the committee are Ms. Kelly and Messrs. Civera, Merrick, Millner and Tunney. This committee was formed in 2007.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

The following table sets forth compensation that we paid during the year ended December 31, 2006, to our directors. Our directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Name	Fees Earned or Paid in Cash	Stock Awards(1)		All Other Compensation(2)	Total
Interested Directors
Steven F. Tunney(3)	N/A	N/A		N/A	N/A
Robert J. Merrick(3)	N/A	N/A		N/A	N/A
B. Hagen Saville(3)	N/A	N/A		N/A	N/A
Bryan J. Mitchell(3)(4)	N/A	N/A		N/A	N/A
Independent Directors
Kenneth J. O’Keefe	$125,000	$14,538	(5)	$—	$139,538
Wallace B. Millner, III	$125,000	$14,538	(6)	$—	$139,538
Kim D. Kelly	$125,000	$14,538	(7)	$—	$139,538
Jeffrey M. Bucher	$125,000	$14,538	(5)	$—	$139,538
Edward S. Civera	$125,000	$14,538	(7)	$—	$139,538

(1)	The amount included as Stock Awards represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year ended December 31, 2006, as determined in accordance with FAS 123R.
(2)	Directors do not receive any perquisites or other personal benefits from us.
(3)	Employee directors are not compensated for their services on our board of directors. See “Summary Compensation Table” for information on the total compensation, including awards of restricted stock, of Messrs. Tunney, Merrick, Saville and Mitchell for the year ended December 31, 2006.
(4)	Mr. Mitchell resigned from his position as chief executive officer and director on August 24, 2006.
(5)	Each non-employee director elected at the 2006 annual meeting of stockholders was granted 7,500 shares of restricted stock, for which forfeiture provisions will lapse as to one-third of such grant for each of the three years of such director’s term, provided such director is a member of the board on the date on which the forfeiture provisions lapse. The aggregate value of these restricted stock awards was $141,750 as calculated in accordance with FAS 123R based on the closing price of our common stock as reported on the Nasdaq Global Select Market on the date of grant, which was 18.90 per share. See Note 9 to our Consolidated Financial Statements for the year ended December 31, 2006.
(6)	Each non-employee director whose term expires in 2008 was granted his pro rata share of a 7,500 share grant, or 5,000 shares, of restricted stock, for which forfeiture provisions will lapse as to one-half of such grant for each of the remaining two years of such director’s term, provided such director is a member of the board on the date on which the forfeiture provisions lapse. The aggregate value of these restricted stock awards was $94,500 as calculated in accordance with FAS 123R based on the closing price of our common stock as reported on the Nasdaq Global Select Market on the date of grant, which was 18.90 per share. See Note 9 to our Consolidated Financial Statements for the year ended December 31, 2006. These shares were forfeited during May 2007.
(7)	Each non-employee director whose term expires in 2007 was granted his or her pro rata share of a 7,500 share grant, or 2,500 shares, of restricted stock, for which forfeiture provisions will lapse as to the entire grant upon completion of the remaining year of such director’s term, provided such director is a member of the board on the date on which the forfeiture provisions lapse. The aggregate value of these restricted stock awards was $47,250 as calculated in accordance with FAS 123R based on the closing price of our common stock as reported on the Nasdaq Global Select Market on the date of grant, which was 18.90 per share. See Note 9 to our Consolidated Financial Statements for the year ended December 31, 2006. These shares were forfeited during May 2007.

Director Fees

Each non-employee director receives an annual retainer of $25,000. In addition, members of the audit committee each receive an annual fee of $25,000, members of the investment committee each receive an annual fee of $25,000, members of the valuation committee each receive an annual fee of $25,000, members of the compensation committee each receive an annual fee of $25,000, and the chairman of our board of directors receives an annual fee of $25,000. In addition, for the year ended December 31, 2006, directors serving on the special committee received a fee of $25,000. In April 2007, our board of directors approved new directors fees. Each non-employee director receives an annual retainer of $25,000. The members of each of the audit committee, the investment committee, the nominating and corporate governance committee, the enterprise risk committee, the compensation committee and the valuation committee receive an annual fee of $25,000 per committee. In addition, the chairman of our board of directors and the chairman of our audit committee each receive an annual fee of $25,000. We may also elect to give shares of our common stock to new directors in lieu of cash compensation. Directors who are our employees do not receive additional compensation for service as a member of our board of directors.

2006 Non-Employee Director Restricted Stock Plan

On June 12, 2006, our stockholders adopted the MCG Capital Corporation 2006 Non-Employee Director Restricted Stock Plan, which we refer to as the 2006 director plan. Under the 2006 director plan, non-employee directors will each receive a grant of 7,500 shares of restricted stock, or awards, at the beginning of each three-year term of service on our board of directors. Forfeiture provisions will lapse as to one-third of shares granted each year over the three-year term. The SEC has granted an order authorizing us to issue restricted shares of our common stock to our non-employee directors. Grants of awards under the 2006 director plan will be automatic and may not be changed without further approval from the Securities and Exchange Commission, or SEC.

The total number of shares of common stock that may be subject to the granting of awards under the 2006 director plan is 100,000 shares, plus the number of shares with respect to which awards previously granted thereunder are forfeited or cancelled or terminated. The board of directors is authorized to adjust the limitations described in the preceding paragraph and outstanding awards in the event of a dividend or other distribution payable in shares of common stock, division, combination or reclassification of any of the shares of our common stock. In addition, the total number of shares that may be outstanding as restricted shares under all of our compensation plans may not exceed 10% of the total number of our shares of common stock authorized and outstanding at any time.

The persons eligible to receive awards under the 2006 director plan are the members of our board of directors who are not also our employees. The 2006 director plan is to be administered by the compensation committee of our board of directors, which is comprised solely of directors who are considered independent under the rules promulgated by the Nasdaq Stock Market and are not “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Subject to the terms of the 2006 director plan, the compensation committee is authorized to make all determinations that may be necessary or advisable for the administration of the 2006 director plan.

The compensation committee is authorized to grant restricted stock awards. A grant of restricted stock is a grant of shares of our common stock that, at the time of issuance, is subject to certain forfeiture provisions, and thus is restricted as to transferability until such forfeiture restrictions have lapsed. The restrictions on the restricted stock issued pursuant to the 2006 director plan relate to continued service on our board of directors and lapse on an annual basis.

The restricted stock will be subject to restrictions on transferability and other restrictions as required by the compensation committee from time to time. Except to the extent restricted under the terms of the 2006 director plan, a participant granted an award will have all the rights of any other stockholder, including the right to vote the restricted stock and the right to receive dividends. During the restriction period prior to the lapse of applicable forfeiture provisions, the restricted stock generally may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the plan participant. Except as the board of directors or the compensation committee otherwise determines, upon termination of a participant’s service on the board of directors during the applicable restriction period, restricted stock for which forfeiture provisions have not lapsed at the time of such termination shall be forfeited.

Pursuant to the conditions of the order granted by the SEC, awards under the 2006 director plan will be subject to certain limitations. The board of directors may modify, revise or terminate the 2006 director plan at any time and from time to time, subject to the terms of (a) the order, (b) our restated certificate of incorporation and amended and restated bylaws, and (c) applicable law. The board of directors will seek stockholder approval of any action modifying a provision of the 2006 director plan when it is determined that such stockholder approval is appropriate under the provisions of applicable law, our certificate of incorporation or bylaws, or the order. The 2006 director plan will terminate when all shares of our common stock reserved for issuance thereunder have been issued and the forfeiture provisions on all restricted stock awards have lapsed, or by action of the board of directors.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

The objectives of our executive compensation programs are to attract and retain the best possible executive talent, to tie annual and long-term incentive compensation to the achievement of measurable corporate and individual performance objectives, and to align the interests of management with those of shareholders. Our executive compensation program is designed to reward:

•	Superior risk adjusted returns on our investment portfolio

•	Strong corporate governance and business ethics

•	Management team development

•	Diversification of our investment portfolio

•	Strength in income and capital gains to support and grow our dividend

•	Stable and consistent returns to stockholders

2006 represented a year of transition for us, and the compensation committee worked to significantly improve the design and administration of our executive compensation programs in order to more effectively achieve the desired objectives. The committee intends to continue the process of aligning executive compensation and our goals in 2007.

As a business development company, or BDC, we must comply with the requirements of the 1940 Act. The 1940 Act imposes certain limitations on the structure of our compensation programs, including limitations on our ability to issue equity-based compensation to our employees and directors. On April 4, 2006, we received an exemptive order from the SEC permitting us to issue restricted shares of our common stock as part of the compensation packages for certain of our employees and directors. Our stockholders approved our 2006 Employee Restricted Stock Plan and our 2006 Non-employee Restricted Stock Plan in June 2006.

Components of Total Compensation

We compensate our named executive officers, or NEOs, through a combination of base salary, bonus and equity compensation in the form of restricted shares of common stock designed to be competitive with comparable employers and to align management’s incentives with the long-term interests of our stockholders. In allocating among these elements, the committee believes that the compensation of our NEOs should be based predominately on company and individual performance.

Base Salary

We believe that the NEOs’ base salaries should be targeted at the median of the range of salaries for executives in similar positions and with similar responsibilities at comparable companies. Salaries were established based on competitive market data, internal equity considerations, as well as the individual’s position, scope of responsibility, and experience level.

On September 18, 2006, we entered into employment agreements with Messrs. Tunney, Saville, and Merrick, and we entered into an amended and restated employment agreement with Mr. McDonnell. We entered into an employment agreement with Mr. Rubenstein on March 1, 2007. We do not have an employment agreement with Mr. Marcotte. The committee believes these agreements are necessary to secure each executive’s services to the company for several years. In general, the agreements provide for the compensation of each executive, as discussed above, payments to each executive upon various termination scenarios and contain certain restrictive covenants on competition and solicitation of our employees and clients.

Pursuant to these agreements, each executive will receive compensation for termination due to death or disability, termination by us other than for cause, termination by the executive for good reason or termination upon a change in control. See “Employment Agreements” and “Potential Payments upon Termination or Change in Control” for additional information regarding the material terms of these agreements.

Annual Bonuses

We pay annual bonuses to reward corporate and individual achievements for the prior fiscal year. Historically, annual bonuses have been based on the compensation committee’s discretionary assessment of the Company’s and the NEO’s performance, with input from the chief executive officer for NEOs other than himself. For 2006, NEOs were eligible for bonuses, ranging from 0% to 200% of their base salary. Performance achievements which were considered in the determination of bonuses for fiscal 2006 include company performance, based upon a comparison of actual performance to budgeted performance, and the personal performance of each individual. The performance goals used for determining the bonuses for certain of the NEOs fell into two general categories:

•	Corporate Governance. Weighted 0-25%, corporate governance includes communications with the board of directors, business ethics, internal controls and management team development.

•

Financial Performance of the Company. Weighted 0-175%, financial performance of the company which consists of earnings per share, distributable net operating income per share, return on average equity, net income and distributable net operating income plus net realized gains per share on a cumulative basis for multiple years as compared to the budgeted amounts for the relevant period.

Long Term Incentive Compensation

We believe that the particular characteristics of our business, our dependence on key personnel to conduct our business effectively and the highly competitive environment in which we operate require the use of equity-based compensation for our personnel. We strongly believe that the most appropriate form of equity-based compensation that we can offer is restricted stock. Relative to other forms of equity-based compensation, we believe restricted stock allows us to: (1) develop superior alignment in business plan, shareholder interests and employee interests; (2) manage dilution associated with equity-based compensation; and (3) match the return expectations of the business more closely with our equity-based compensation plan.

We believe restricted stock motivates behavior that is more consistent with the type of return expectations that we have established for our stockholders. Our strategy is to originate high quality, long-term assets and to support the risk management activity of our portfolio companies over a long period of time. To this end, restricted stock places more value on the quality of originated assets over the quantity of originated assets, and thus we believe, restricted stock is the compensation tool that best allows us to align employee interests with stockholder interests. Shares of restricted stock that are subject to forfeiture provisions will allow us to set objectives and provide meaningful rewards over time to employees who effectuate the targeted outcome of income and principal stability.

2006 Employee Restricted Stock Plan.    We provide long-term incentive compensation to our NEOs through the 2006 Employee Restricted Stock Plan, which we refer to as the 2006 employee plan. Shareholders approved the 2006 employee plan at our June 12, 2006 annual shareholders meeting, and on April 4, 2006, the SEC granted us an order authorizing the issuance of restricted stock to our employees. Awards under the 2006 employee plan will comply with all aspects of the order, including the following:

•	No one person may be granted awards relating to more than 25% of the shares available;

•	In any fiscal year, no person may be granted awards related to more than 500,000 shares of our common stock; and

•

The total number of shares that may be outstanding as restricted shares under all of our compensation plans may not exceed 10% of the total number of our shares of common stock authorized and outstanding at any time.

The restricted stock is subject to restrictions on transferability and other restrictions as required by the compensation committee from time to time. Except to the extent restricted under the terms of the 2006 employee plan, a participant granted an award will have all the rights of any other stockholder, including the right to vote the restricted stock and the right to receive dividends during the restriction period. During the restriction period prior to the lapse of applicable forfeiture provisions, the restricted stock generally may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the participant. Except as the board of directors or the compensation committee otherwise determines, if we terminate a 2006 employee plan participant’s employment during the restriction period, he or she will forfeit any restricted stock for which forfeiture provisions had not yet lapsed as of the date terminated.

The board of directors may modify, revise or terminate the 2006 employee plan at any time and from time to time, subject to the terms of (a) the SEC’s order, (b) our certificate of incorporation and bylaws, and (c) applicable law. The board of directors will seek stockholder approval of any action modifying a provision of the 2006 employee plan when it determines that such stockholder approval is appropriate under the provisions of applicable law, our certificate of incorporation or bylaws, or the order. The 2006 employee plan will terminate when all shares of our common stock reserved for issuance thereunder have been issued and the forfeiture provisions on all restricted stock awards have lapsed, or by action of the board of directors.

Initial Grants.    We made grants of restricted stock to certain of our NEOs on November 21, 2006. The awards to Messrs. Tunney, Saville, and Merrick were meant to be front-loaded, multi-year grants and are intentionally larger than normal annual grants. These grants were made to provide executives with strong incentives to create shareholder value over a multi-year period. Without such grants, the executives would have little to no alignment of interests with stockholders, given that the last time equity compensation was granted was in 2001. Because Messrs. McDonnell and Marcotte had not previously been given grants of restricted stock, their grants each included some amounts for which forfeiture provisions lapsed during 2006. We did not make a grant of restricted stock to Mr. Rubenstein during 2006; however he received a grant of restricted stock pursuant to his employment agreement during 2007.

Future Annual Grants.    NEOS are eligible to receive annual grants of restricted shares, based on the compensation committee’s assessment of company and individual performance. The compensation committee expects the size of these annual grants to be significantly smaller than the initial grants.

2001 Restricted Stock Awards.    In 2001, we terminated our stock option plan and the option grants made thereunder. In connection with the termination of our stock option plan in 2001, we issued 1,539,851 shares of restricted common stock, of which 1,436,953 are no longer subject to forfeiture provisions, 47,402 were forfeited and 55,496 are still subject to forfeiture provisions as of December 31, 2006. The aggregate fair market value of the outstanding shares subject to forfeiture provisions was approximately $1,127,679 as of December 31, 2006. With respect to the 55,496 shares, 52,425 are shares granted to NEOs. The forfeiture provisions on these 52,425 shares lapsed as to 17,475 shares on January 1, 2007, and forfeiture provisions will lapse as to 8,737 shares per quarter from April 1, 2007 through January 1, 2008.

Benefit Plans and Programs

NEOs participate in the same benefit plans and programs as other employees, including comprehensive medical insurance, comprehensive dental insurance, group term life insurance, business travel accident insurance, dependent term life insurance, short term disability coverage, long term disability insurance, flexible spending reimbursement accounts, vision care and an Employee Assistance Program. In addition, Messrs. Tunney and Saville have additional life insurance paid for by us which is included in the Summary Compensation Table.

We maintain a 401(k) plan through which we make non-discretionary matching contributions of up to 3% to each participant’s plan account on the participant’s behalf, which represents a 50% match of the employees contributions, up to a 6% contribution level, of each participant’s eligible compensation for the year, up to a maximum compensation of $220,000. Contributions vest annually on a straight line basis over the employee’s first five years of employment. Our board of directors may also, at its sole discretion, make additional contributions to our employees’ 401(k) plan accounts, which vest on the same basis as other employer contributions.

We also maintain a non-qualified deferred compensation plan, which allows eligible employees to defer payment of up to 50% of base salary and up to 100% of cash bonus into an interest-bearing account. Interest is compounded quarterly at our cost of funds rate plus 200 basis points. No employer contributions are provided.

Perquisites

We provide no other special benefits, perquisites, or retirement benefits to our NEOs. We do not believe that additional special benefits and perquisites are necessary or appropriate because they do not effectively reinforce a pay-for-performance orientation.

Establishing Compensation Levels

Role of the Compensation Committee and Management.

As set forth in the compensation committee’s charter, its primary responsibility is to evaluate the compensation of our executive officers and assure that they are compensated effectively and in a manner consistent with our stated compensation objectives. The compensation committee also periodically reviews our corporate goals and objectives relevant to executive compensation and our executive compensation structure to ensure that it is designed to achieve the objectives of rewarding the company’s executive officers appropriately for their contributions to corporate growth and profitability and our other goals and objectives. At least annually, the compensation committee evaluates the compensation of our executive officers and determines the amounts and individual elements of total compensation for executive officers consistent with our corporate goals and objectives and communicates to shareholders the factors and criteria on which the executive officers’ compensation is based, including the relationship of our performance to the executive officers’ compensation. With respect to the compensation of our executive officers other than the chief executive officer, the committee works with the chief executive officer to conduct these reviews. The committee also periodically evaluates the terms and administration of our annual and long-term incentive plans, including equity compensation plans, to ensure that they are structured and administered in a manner consistent with our goals and objectives as to participation in such plans, target annual incentive awards, corporate financial goals, actual awards paid to executive officers, and total funds reserved for payment under the compensation plans.

During 2006, the compensation committee conducted a comprehensive review of executive compensation programs in order to determine the appropriate level of compensation for our NEOs. In the spring of 2006, the compensation committee engaged an independent executive compensation consulting firm, Frederic W. Cook & Co., or Cook & Co., to act as its independent advisor in reviewing our existing executive compensation practices and developing a framework and specific recommendations for an appropriate compensation program going forward.

Cook & Co. reviewed our current executive compensation programs, including recent compensation and business history, compensation plans and employment agreements. They also conducted one-on-one interviews with key members of the senior management team to develop an understanding of overall business strategy, competitive considerations, and how pay systems should be aligned to support business objectives.

Assessment of Market Data

To assess the competitiveness of our executive compensation levels, the committee worked with Cook & Co. to develop a comparative group of 15 publicly-traded companies and performed comprehensive analyses of competitive performance and compensation levels. The comparative group included three other BDCs, ten real estate investment trusts, or REITs, with a significant focus on commercial mortgage finance, and two other specialty finance companies. Mortgage REITs were included because they are a form of specialty finance company, and they have similar distribution requirements to BDCs, which impact their pay models, particularly with regard to equity compensation.

At the time the analysis was conducted, we ranked above the median of the comparative group in market capitalization, at median in net income, and in the lower quartile in assets, sales, and number of employees. In terms of one-year performance measures, the company ranked below median in sales growth and return on average equity, above median in diluted EPS growth and total shareholder return, and at the 75th percentile in net income growth. Although each of the comparative companies are not exactly comparable in size, scope and operations, the compensation committee believes that they were the most relevant comparative companies available with disclosed executive compensation data, and they provide a good representation of competitive compensation levels for our executives. In general, our program was more team-based, with less difference between the chief executive officer’s pay and the pay of other executives, than the competitive market data. From this process the committee received a comprehensive report that summarized Cook & Co.’s review, the competitive comparisons, and presented preliminary recommendations for changes to the current program for the members of the senior management team. During several meetings, the committee reviewed Cook & Co.’s recommendations with them, discussed potential changes, negotiated compensation target levels with the NEOs, and arrived at a program that the committee believes to be appropriate, fair, and competitive, with a focus more on aggregate competitiveness, affordability, and internal equity considerations, rather than on individual external market competitiveness.

Assessment of Company Performance

Alignment of a company’s business plans, its shareholders expectations and its employee compensation is an essential component of long term business success. Long term business success is in the interest of our stockholders and employees. We typically make four to seven year investments in privately held businesses. Our business plan involves taking on investment risk over an extended period of time and a premium is placed on our ability to maintain stability of net asset values and continuity of earnings to pass through to stockholders in the form of a recurring dividend. Our strategy is to generate income and capital gains from our portfolio of investments in the debt and equity securities of our customers. This income supports the payment of a quarterly dividend to our shareholders equal to or greater than 98% of our taxable income. We have elected to be regulated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or IRC, and are required to pay out 90% of our annual taxable income to maintain our tax advantaged status. Therefore, a key element of our return to stockholders is in the form of current income through the payment of dividends. This recurring payout requires a methodical asset acquisition approach and active monitoring and management of our investment portfolio over time. A meaningful part of our employee base is dedicated to the maintenance of asset values and expansion of this recurring revenue to support and grow dividends.

Compensation Determination

The compensation committee analyzed the competitiveness of the previously described components of compensation individually, as well as in total. The comparative analysis conducted in 2006 indicated that in aggregate, our base salaries plus target bonuses resulted in total annual cash compensation slightly above the market median. We believe this is due in part to the fact that our program was more team-based, with less difference between the chief executive officer’s pay and the pay of other executives, than the competitive market data. As with base salaries, the compensation committee chose to focus more on aggregate competitiveness, affordability, and internal equity considerations in establishing bonus targets, rather than on individual external market competitiveness.

Determination of Bonus

Bonuses for 2006 were paid in March of 2007 and were typically determined as a percentage of each employee’s salary, based on individual performance, company performance and each employee’s level within the company. Annual bonuses paid for performance in 2006 are disclosed in the bonus column of the Summary Compensation Table. Certain of our NEOs’ bonuses were determined pursuant to the terms of their written agreements with us. The bonuses earned during 2006 by Messrs. Tunney, Saville and Merrick were determined based on the performance goals adopted by the committee discussed above, including goals for performance of the company. Because of the performance-based element of their bonuses, Messrs. Tunney, Saville and Merrick’s bonuses are listed as non-equity incentive plan compensation. Pursuant to his employment agreement, Mr. McDonnell was guaranteed a minimum annual bonus of $350,000, for the fiscal year ended December 31, 2006.

Determination of Restricted Stock Awards

With respect to the restricted stock awards, we compared the resulting total direct compensation for the NEOs, when the initial awards were annualized over a multi-year period, to the competitive market. To do this, we projected forward for four years (2006-2009), assuming some level of additional annual grants in each of 2007 through 2009. On an average annualized basis, the total direct compensation for the top five executives fell between the median and 75th percentile of the competitive market data collected in 2006.

We conducted additional analyses of the program as follows:

•	We analyzed estimates of the compensation expense resulting from our compensation actions to determine affordability, in particular the stock-based compensation expense under FAS123(R)

•	We analyzed the number of shares that would be consumed from our equity incentive plan as a result of these compensation actions

•

We examined historical and prospective total compensation and benefits expense as a percentage of revenue and total assets, and compared this to our estimate of the same ratios for our direct peers, where such information was available

We made grants of restricted stock to Messrs. Tunney, Saville, and Merrick on November 21, 2006. Forfeiture provisions will lapse with respect to 60% of the shares on a quarterly basis beginning on December 31, 2006 and ending on December 31, 2009, subject to the executive’s continued employment, which we refer to as the time-based shares, and with respect to 40% of the shares on an annual basis beginning February 28, 2007 and ending on February 28, 2010, subject to the executive’s continued employment and the achievement of performance milestones determined by the Board, which we refer to as the performance-based shares. The performance criteria adopted by the Board are the same performance goals adopted with respect to the bonus awards. Forfeiture provisions will lapse with respect to the percentage of performance-based shares equal to the percentage of the NEOs base salary paid to him as a bonus award, not to exceed 100% of the performance-based shares. Dividends are paid on a current basis in cash on the unvested time-based shares. Dividends accrue on the performance-based shares while such shares are forfeitable but still held by the executive; however, the executive will no longer be entitled to receive dividends on the performance-based shares if the performance-based forfeiture conditions are not met, unless the performance-based shares become non-forfeitable by action of our board or the compensation committee.

In addition, pursuant to his amended and restated employment agreement, we granted Mr. McDonnell 160,000 shares of restricted stock on November 21, 2006. Pursuant to Mr. McDonnell’s employment agreement, 60,000 of the shares of restricted stock became non-forfeitable on the date of grant. The remaining 100,000 shares of restricted stock become non-forfeitable in equal installments on September 1, 2007 and September 1, 2008, subject to Mr. McDonnell’s continued employment with us. Mr. McDonnell will be entitled to receive any cash dividends that are paid on the shares of restricted stock while such shares are forfeitable but still held by Mr. McDonnell. On November 21, 2006, we granted 23,000 shares of restricted stock to Mr. Marcotte. The forfeiture provisions on these 23,000 shares of restricted stock lapsed on the date of grant.

Based on our analysis, internal discussion and negotiations, we believe the total compensation program for our NEOs appropriately balances cash and equity compensation and appropriately rewards short-term and long-term performance of the executive. Overall, we find the program reasonable, appropriate, and necessary.

Stock Ownership/Retention Guidelines

We do not have any stock ownership or stock retention guidelines for our employees, other than applicable legal and regulatory requirements.

Impact of Regulatory Requirements

Section 162(m).    The compensation committee has considered the anticipated tax treatment to the company regarding the compensation and benefits paid to executive officers under Section 162(m) of the IRC. Although we generally are not subject to corporate income taxes, because we have elected to be taxed as a RIC under Subchapter M of the IRC, Section 162(m) impacts the calculation of taxable income, 90% of which we are required to distribute through our dividend. Generally, however, we do not believe Section 162(m) deductibility has a significant impact on stockholder value. The compensation committee will try to preserve the deductibility of compensation, to the extent reasonably practical and to the extent consistent with its other compensation objectives, but in some cases may make incentive-based awards not exempt from these limits where such awards are appropriate and will not have a material impact on stockholder value.

Section 409A.    In 2006, we amended our non-qualified deferred compensation plan to protect participants from adverse tax consequences under Section 409A of the IRC, which governs non-qualified deferred compensation. In addition, when we entered into new or amended employment agreements with our executive officers, we incorporated the terms and conditions required by Section 409A, as reasonably determined by us and the executive. We also stipulated that no severance amount would be paid during the six-month period following an employee’s termination date if the board of directors or compensation committee determines, in its good faith judgment, that paying such amounts earlier would cause the executive to incur additional tax under Section 409A.

SEC Order and Limitations on Awards.    As previously discussed, the SEC granted us an exemptive order authorizing us to issue restricted stock to employees and directors through our 2006 employee plan and 2006 director plan. When they granted us the exemptive order, the SEC imposed certain limitations on awards under the plans, including:

•	An individual may not be granted more than 25% of the shares available.

•	The maximum number of shares that may be granted to an individual in a fiscal year is 500,000 shares.

•

The total number of shares outstanding as restricted shares under all compensation plans may not exceed 10% of total common shares outstanding. “Shares outstanding as restricted shares” includes all shares issued as grants of restricted stock including those shares for which forfeiture provisions have lapsed and the restricted shares granted in 2001.

Summary Compensation Table

The following table sets forth compensation that we paid for the year ended December 31, 2006, to our principal executive officer, principal financial officer, each of the three highest paid executive officers of the Company and each officer who is also one of our directors collectively the NEOs, in each capacity in which each NEO served. Certain of the NEOs served as both officers and directors.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
Steven F. Tunney, President and Chief Executive Officer	2006	$429,167	—	$905,118	$500,000	—	$11,660	(3)	$1,845,945

Michael R. McDonnell, Executive Vice President, Chief Operating Officer and Chief Financial Officer	2006	$382,292	$649,414	$1,213,186	—	—	$11,471	(3)(4)	$2,256,363

B. Hagen Saville, Executive Vice President, Business Development	2006	$389,583	—	$725,134	$425,000	$2,174	$11,101	(3)	$1,552,992

Samuel G. Rubenstein, Executive Vice President and General Counsel	2006	$325,000	$325,000	$130,108	—	$5,454	$9,960	(3)	$795,522

Robert J. Merrick, Executive Vice President and Chief Investment Officer	2006	$193,922	—	$63,453	$225,000	—	$12,757	(3)	$495,132

Robert L. Marcotte, Senior Vice President and Managing Director	2006	$279,492	$606,625	$374,210	—	—	$10,095	(3)	$1,270,422

Bryan J. Mitchell(5), former Chief Executive Officer	2006	$277,067	—	$436,798	—	$3,261	$2,245,223	(3)(6)	$2,962,349

(1)	Each named executive officer’s bonus includes the officer’s entire bonus earned during 2006. The bonuses earned during 2006 by Messrs. Tunney, Saville and Merrick were determined based on the performance goals adopted by the compensation committee of our board of directors, including goals for performance of the Company. Because of the performance-based element of their bonuses, Messrs. Tunney, Saville and Merrick’s bonuses are listed as non-equity incentive plan compensation. Mr. McDonnell’s bonus was determined based on his employment agreement. The bonuses earned during 2006 by Messrs. Rubenstein and Marcotte were determined based on individual and Company performance as determined by the compensation committee of the board of directors. None of Messrs. Marcotte, McDonnell, Merrick, Mitchell or Saville deferred compensation under our deferred compensation plan in 2006. Mr. Tunney deferred $50,000 of his 2006 bonus and Mr. Rubenstein deferred $16,250 of his 2006 bonus.
(2)	The amount included as Stock Awards represents the dollar amount recognized for financial statement reporting purposes with respect to the year ended December 31, 2006, as determined in accordance with FAS 123R. The value of the stock awards reflected in the table above does not include dividend payments on restricted shares. The value of the stock awards granted to our NEOs during the year ended December 31, 2006 is included in the table below entitled “Grants of Plan-Based Awards.”
(3)	Included in “All Other Compensation” for each NEO is an employer matching contribution to the 401(k) Plan of $6,600, $2,250 per year in benefit compensation, which is paid to all employees, and life insurance premiums paid by MCG in the amount of $2,810, $1,140, $2,251, $1,110, $3,907, $1,245 and $1,710, with respect to life insurance for the benefit of Messrs. Tunney, McDonnell, Saville, Rubenstein, Merrick, Marcotte and Mitchell, respectively. In addition, Mr. Mitchell resigned from his position as chief executive officer and director on August 24, 2006.
(4)	Included in “All Other Compensation” for Mr. McDonnell is $1,481 paid to Mr. McDonnell for the payment of taxes.
(5)	Mr. Mitchell resigned from his position as chief executive officer and director on August 24, 2006.
(6)	Included in “All Other Compensation” for Mr. Mitchell is $1,522,808 payable to Mr. Mitchell pursuant to the severance agreement and release dated August 24, 2006 and $713,175 related to the lapsing of the forfeiture provisions on all of his 43,593 shares of restricted stock that were subject to forfeiture provisions on the date of Mr. Mitchell’s resignation.

Grants of Plan-Based Awards

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards						All Other Stock Awards; Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards
		Threshold	Target	Maximum	Threshold(1)		Target(2)		Maximum(3)
Steven F. Tunney	9/12/2006	—	$500,000	$1,000,000	—	(4)	—	(4)	—	(4)	135,000	$2,196,450
Michael R. McDonnell	9/12/2006	N/A	N/A	N/A	—		—		—		160,000	$2,603,200
B. Hagen Saville	9/12/2006	—	$425,000	$850,000	—	(5)	—	(5)	—	(5)	120,000	$1,952,400
Samuel G. Rubenstein	N/A	N/A	N/A	N/A	—		—		—		—	N/A
Robert J. Merrick	9/12/2006	—	$225,000	$450,000	—	(6)	—	(6)	—	(6)	45,000	$732,150
Robert L. Marcotte	9/12/2006	N/A	N/A	N/A	—		—		—		23,000	$374,210
Bryan J. Mitchell	N/A	N/A	N/A	N/A	—		—		—		—	N/A

(1)	The threshold refers to the minimum amount payable for a certain level of performance under the plan.
(2)	Target refers to the amount payable if the specific performance targets are reached.
(3)	Maximum refers to the maximum payout possible under the 2006 employee plan.
(4)	Pursuant to the employment agreement between Mr. Tunney and MCG, dated September 18, 2006, Mr. Tunney was granted 90,000 shares of restricted stock subject to performance-based forfeiture provisions. Under FAS 123R, the grant date for performance-based shares is the date on which the performance criteria are agreed to. Performance criteria were not adopted during the year ended December 31, 2006, therefore, for accounting purposes, these shares were not granted during 2006 and are not included in the table above. See Note 9 to our Consolidated Financial Statements for the year ended December 31, 2006.
(5)	Pursuant to the employment agreement between Mr. Saville and MCG, dated September 18, 2006, Mr. Saville was granted 80,000 shares of restricted stock subject to performance-based forfeiture provisions. Under FAS 123R, the grant date for performance-based shares is the date on which the performance criteria are agreed to. Performance criteria were not adopted during the year ended December 31, 2006, therefore, for accounting purposes, these shares were not granted during 2006 and are not included in the table above. See Note 9 to our Consolidated Financial Statements for the year ended December 31, 2006.
(6)	Pursuant to the employment agreement between Mr. Merrick and MCG, dated September 18, 2006, Mr. Merrick was granted 30,000 shares of restricted stock subject to performance-based forfeiture provisions. Under FAS 123R, the grant date for performance-based shares is the date on which the performance criteria are agreed to. Performance criteria were not adopted during the year ended December 31, 2006, therefore, for accounting purposes, these shares were not granted during 2006 and are not included in the table above. See Note 9 to our Consolidated Financial Statements for the year ended December 31, 2006.

Employment Agreements

We entered into employment agreements with Steven F. Tunney, our president and chief executive officer, B. Hagen Saville, our executive vice president of business development and Robert J. Merrick, our executive vice president and chief investment officer, on September 18, 2006. We also entered into an amended and restated employment agreement with Michael R. McDonnell, our executive vice president, chief financial officer and chief operating officer on September 18, 2006. We entered into an employment agreement with Samuel G. Rubenstein, our executive vice president and general counsel, on March 1, 2007. We have not entered into employment agreements with any of our other NEOs. The agreements of Messrs. Tunney, Saville, Rubenstein and Merrick will continue in effect until February 28, 2010 and will automatically be extended for successive one-year periods unless either we or the executive give notice of non-extension to the other no later than sixty days prior to the expiration of the then-applicable term. Mr. McDonnell’s employment agreement will continue in effect until September 1, 2008. However, in the event that we experience a change in control during the last year of the agreement, Mr. McDonnell’s employment agreement will not expire for a period of 12 months after the occurrence of the change in control, so long as Mr. McDonnell agrees to such extension or so long as the Company causes all of Mr. McDonnell’s shares of restricted stock that are still forfeitable to become non-forfeitable upon the change in control and Mr. McDonnell does not terminate his employment for good reason. The employment agreements will end earlier if the executive resigns, is disabled, dies or is terminated by us for any reason.

The employment agreements for Messrs. Tunney, Saville, McDonnell, Rubenstein and Merrick provide for an annual base salary, as set forth below, as determined by our board or directors or our compensation committee in accordance with our policies. In addition, the executives have the opportunity to receive annual bonuses determined by our board of directors or our compensation committee. Mr. McDonnell’s employment agreement provides that his annual bonus must be a minimum of $350,000 for the year ended December 31, 2006. The employment agreements also provide for the opportunity to participate in employee benefits available to other employees of the Company and the reimbursement of out-of-pocket expenses.

Name	Base Salary	Bonus (as a range of Base Salary)	Restricted Stock Grant
Steven F. Tunney	$500,000	0% to 200% of Base Salary	225,000
B. Hagen Saville	$425,000	0% to 200% of Base Salary	200,000
Michael R. McDonnell	$400,000	30% to 100% of Base Salary	160,000
Samuel G. Rubenstein	$375,000	0% to 200% of Base Salary	150,000
Robert J. Merrick	$225,000	0% to 200% of Base Salary	75,000

During 2006, we granted Messrs. Tunney, Saville, McDonnell and Merrick shares of restricted stock pursuant to our 2006 employee plan. The agreements of Messrs. Tunney, Saville and Merrick provide that a portion of the grant of shares of restricted stock, which we refer to as time-based shares, become non-forfeitable on a quarterly basis, subject to the executive’s continued employment with us, beginning December 31, 2006 and ending on December 31, 2009, and a portion of the grant of shares of restricted stock, which we refer to as the performance-based shares, become non-forfeitable on an annual basis beginning on February 28, 2007 and ending on February 28, 2010, subject to the executive’s continued employment with us and the achievement of performance milestones determined by either our board or our compensation committee, after consultation with the executive. Pursuant to Mr. Rubenstein’s employment agreement, the forfeiture provisions on the 150,000 time-based shares become non-forfeitable on a quarterly basis, subject to the executive’s continued employment with us, beginning March 31, 2007 and ending on December 31, 2009. The executive is entitled to receive any cash dividends that are paid on all shares of restricted stock while such shares are forfeitable but still held by the executive; however, the executive will no longer be entitled to receive dividends on the performance-based shares if the performance-based forfeiture conditions are not met, unless the performance-based shares become non-forfeitable by action of our board or our compensation committee. In addition to the grant of restricted stock set forth in the agreements of Messrs. Tunney, Saville, Rubenstein and Merrick, the executives will also have the opportunity to receive an annual grant of additional shares of our restricted stock subject to the approval and discretion of our board or our compensation committee.

Pursuant to Mr. McDonnell’s employment agreement, 60,000 of the shares of restricted stock granted to Mr. McDonnell became non-forfeitable on the date of grant. The remaining shares of restricted stock granted to Mr. McDonnell become non-forfeitable in equal installments on September 1, 2007 and September 1, 2008, subject to Mr. McDonnell’s continued employment with the Company. Mr. McDonnell is entitled to receive any cash dividends that are paid on the shares of restricted stock while such shares are forfeitable but still held by Mr. McDonnell. In addition to the grant of restricted stock set forth in Mr. McDonnell’s employment agreement, he will also have the opportunity to receive an annual grant of additional shares of our restricted stock subject to the approval and discretion of our board or our compensation committee.

The employment agreements for Messrs. Tunney, Saville, Rubenstein and Merrick prohibit the executive, during his employment with us and for a period of two years after the executive’s termination of employment by us other than for cause or disability or by the executive for good reason, and for a period of one year after the executive’s termination of employment by us for cause, by the executive other than for good reason, or due to the executive’s disability, from soliciting any of our employees, clients and certain prospective clients. The employment agreements also prohibit the executive, during his employment with us and for a period of two years after the executive’s termination of employment by us other than for cause or disability, by the executive for good reason, and for a period of 90 days after the executive’s termination of employment by us for cause, by the executive other than for good reason or due to the executive’s disability, from engaging in any business or activity that competes with us. Pursuant to the employment agreements, we may extend the non-competition and non-solicitation periods on a monthly basis for up to two years following the date of the executive’s termination of employment by paying the executive a monthly payment equal to two times the executive’s base salary on the date of termination and two times the executive’s target annual bonus as of the date of termination, divided by twenty-four.

The employment agreement of Mr. McDonnell prohibits the executive from soliciting any of our employees, clients and certain prospective clients for the period beginning on September 1, 2004 and ending two years after the date of Mr. McDonnell’s termination of employment. The employment agreement also prohibits Mr. McDonnell from engaging in any business or activity that competes with us for the period beginning on September 1, 2004 and ending two years after the date of Mr. McDonnell’s termination of employment, provided that such prohibition shall not be applicable if termination of employment is due to the expiration of the term of Mr. McDonnell’s employment agreement.

The employment agreements also require that the executive protect our confidential information both during and after his employment with us. The Agreements of Messrs. Tunney, Saville, Rubenstein and Merrick also prohibit the executive and us from disparaging each other both during and after his employment with us, and require the executive to provide assistance to us or our agents concerning any matter related to his employment during his employment with us and, upon our reasonable request, after his employment with us.

If the executive or his subsequent employer successfully challenges the enforceability of the non-compete and/or non-solicitation provisions of the employment agreement, then the severance amount and the severance period, including the severance benefit period will be reduced proportionately to the time period that such non-compete and non-solicitation restrictions actually remain in effect. If Messrs. Tunney, Saville, Rubenstein or Merrick fails to comply with any of the covenants in the employment agreements, then we reserve the right to cease payment of certain severance benefits.

The employment agreements will incorporate the terms and conditions required by Section 409A of the IRC and Department of Treasury regulations as reasonably determined by us and the executive to the extent that we reasonably determine that any compensation or benefits under the executive’s employment agreement is subject to Section 409A.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the awards of restricted stock for which forfeiture provisions were outstanding at December 31, 2006:

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested(1)		Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units of Other Rights That Have Not Vested
Steven F. Tunney	241,365	(3)	$4,904,537	N/A	N/A
Michael R. McDonnell	100,000	(4)	2,032,000	N/A	N/A
B. Hagen Saville	211,575	(5)	4,299,204	N/A	N/A
Samuel G. Rubenstein	4,869	(6)	98,939	N/A	N/A
Robert J. Merrick	71,538	(7)	1,453,652	N/A	N/A
Robert L. Marcotte	—		—	N/A	N/A
Bryan J. Mitchell	—		—	N/A	N/A

(1)	No restricted stock awards have been transferred.
(2)

The market value of shares of stock that have not vested is determined based on the closing price of our common stock on the Nasdaq Global Select Market on December 29, 2006, which was $20.32. Upon our election to be regulated as a BDC in 2001, we terminated our stock option plan and the grants thereunder. In connection with the termination of our stock option plan in 2001, we issued 1,539,851 shares of restricted common stock, of which 1,436,953 are no longer subject to forfeiture provisions, 47,402 were forfeited and 55,496 are still subject to forfeiture provisions as of December 31, 2006. The aggregate fair market value of the outstanding shares subject to forfeiture provisions was approximately $1,127,679 as of December 31, 2006. These employees and directors have all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends.

(3)	This includes 26,750 shares of restricted stock that were granted to Mr. Tunney in connection with the termination of our stock option plan in 2001, 124,615 shares of restricted stock that were granted pursuant to Mr. Tunney’s employment agreement that are subject to time-based forfeiture provisions and 90,000 shares of restricted stock that were granted pursuant to Mr. Tunney’s employment agreement that are subject to performance-based forfeiture provisions. The shares subject to performance-based forfeiture provisions are included in the table above because Mr. Tunney is the beneficial owner of such shares as of December 31, 2006. Mr. Tunney has all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends.
(4)	This includes 100,000 shares of restricted stock that were granted pursuant to Mr. McDonnell’s amended and restated employment agreement that are subject to time-based forfeiture provisions. Mr. McDonnell has all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends.
(5)	This includes 20,806 shares of restricted stock that were granted to Mr. Saville in connection with the termination of our stock option plan in 2001, 110,769 shares of restricted stock that were granted pursuant to Mr. Saville’s employment agreement that are subject to time-based forfeiture provisions and 80,000 shares of restricted stock that were granted pursuant to Mr. Saville’s employment agreement that are subject to performance-based forfeiture provisions. The shares subject to performance-based forfeiture provisions are included in the table above because Mr. Saville is the beneficial owner of such shares as of December 31, 2006. Mr. Saville has all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends.
(6)	These shares were granted to Mr. Rubenstein in connection with the termination of our stock option plan in 2001. Mr. Rubenstein has all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends.
(7)	This includes 41,538 shares of restricted stock that were granted pursuant to Mr. Merrick’s employment agreement that are subject to time-based forfeiture provisions and 30,000 shares of restricted stock that were granted pursuant to Mr. Merrick’s employment agreement that are subject to performance-based forfeiture provisions. The shares subject to performance-based forfeiture provisions are included in the table above because Mr. Merrick is the beneficial owner of such shares as of December 31, 2006. Mr. Merrick has all the rights of common stockholders in connection with these shares of restricted stock, including the right to vote the shares and to receive dividends.

Nonqualified Deferred Compensation

Name	Executive Contributions in Last FY		Registrant Contributions in Last FY	Aggregate Earnings in Last FY		Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE
Steven F. Tunney	$50,000	(1)	—	—		—	—
Michael R. McDonnell	—		—	—		—	—
B. Hagen Saville	—		—	$6,014	(2)	—	$69,090
Samuel G. Rubenstein	32,500	(3)	—	$15,108	(4)	—	$183,615
Robert J. Merrick	—		—	—		—	—
Robert L. Marcotte	—		—	—		—	—
Bryan J. Mitchell	—		—	$9,020	(5)	—	$103,636

(1)	This amount is the amount of Mr. Tunney’s 2006 bonus, which was paid in 2007, that he has elected to defer. This money was not contributed to the plan until after December 31, 2006.
(2)	Includes $2,174 reported as compensation in the Summary Compensation Table. This amount represents the above-market earnings on compensation that is deferred, which is the portion of the interest that exceeds 120% of the applicable federal long-term rate, with compounding.

(3)	This amount includes $16,250 of Mr. Rubenstein’s 2006 bonus, which was paid in 2007, that he has elected to defer. This money was not contributed to the plan until after December 31, 2006.
(4)	Includes $5,454 reported as compensation in the Summary Compensation Table. This amount represents the above-market earnings on compensation that is deferred, which is the portion of the interest that exceeds 120% of the applicable federal long-term rate, with compounding.
(5)	Includes $3,261 reported as compensation in the Summary Compensation Table. This amount represents the above-market earnings on compensation that is deferred, which is the portion of the interest that exceeds 120% of the applicable federal long-term rate, with compounding.

During 2000, we created a deferred compensation plan for key executives that allows eligible employees to defer a portion of their salary and bonus to an unfunded deferred compensation plan that we manage. Our managing directors and executive officers are eligible to participate in the plan. Contributions to the plan earn interest at a rate of 2% over our internal cost of funds rate, as defined by the plan. The plan became effective on October 1, 2000.

Severance and Change in Control Arrangements

We entered into employment agreements with Steven F. Tunney, our President and Chief Executive Officer, B. Hagen Saville, our Executive Vice President of Business Development and Robert J. Merrick, our Executive Vice President and Chief Investment Officer, on September 18, 2006 (the “Agreements”). We also entered into an amended and restated employment agreement with Michael R. McDonnell, our Executive Vice President, Chief Financial Officer and Chief Operating Officer on September 18, 2006. We entered into an employment agreement with Samuel G. Rubenstein, our Executive Vice President and General Counsel, on March 1, 2007, which supersedes a severance agreement that we had entered into during 2001. Pursuant to the agreements, if any of Messrs. Tunney, Saville, Rubenstein or Merrick is terminated by us for cause or by the executive other than for good reason, the executive would be entitled to receive all amounts of accrued compensation under his employment agreement but unpaid as of the termination date, including base salary, bonuses or incentive compensation for the previous fiscal year, vacation pay, and reimbursable expenses. “Good reason” is defined as the occurrence of any of the following events or conditions: (i) a change in the executive’s status, title or position with us or the assignment to the executive of any material duties or responsibilities that are substantially inconsistent with such status, title or position; (ii) a substantial change in the executive’s responsibilities with us; (iii) any failure to pay the executive his base salary or a reduction in the executive’s base salary from the base salary in effect in the prior year (unless such reduction is conducted in accordance with the employment agreements of Messrs. Tunney, Saville, Rubenstein or Merrick); (iv) our requiring the executive to be based at any place outside a 50-mile radius from the office in which the executive is currently employed, except for reasonably required travel on business; (v) a material breach by us of the executive’s employment agreement; (vi) a change in control; (vii) the executive not being re-elected as a member of our board of directors upon expiration of his term of service as a director, if applicable; and (viii) our giving notice to the executive of non-extension of his employment agreement.

If any of Messrs. Tunney, Saville, Rubenstein or Merrick is terminated by us due to disability or death, then the executive would be entitled to receive his accrued compensation and an amount equal to the annual bonus the executive would have been entitled to receive for the fiscal year in which the executive’s termination occurs, pro-rated and calculated at the target amount. That portion of the executive’s time-based shares that was scheduled to become non-forfeitable through January 1 of the calendar year following the calendar year in which the executive’s termination date occurs would immediately become non-forfeitable upon the executive’s termination. In addition, any other grants of restricted stock to the executive that become non-forfeitable solely based on executive’s continued employment with us, which we refer to as additional time-based shares, and that were scheduled to become non-forfeitable through January 1 of the calendar year following the calendar year in which the executive’s termination date occurs, would immediately and fully become non-forfeitable upon the executive’s termination; we refer to these restricted stock grants as additional time-based shares.

If the employment of any of Messrs. Tunney, Saville, Rubenstein or Merrick is terminated by us other than for cause, death or disability or by the executive for good reason, then the executive would be entitled to receive all of his accrued compensation, severance pay equal to two times his then-current base salary and two times his target annual bonus (as defined in his employment agreement), full and immediate lapsing of forfeiture restrictions on the executive’s time-based shares and additional time-based shares, and continued health coverage for the executive and any eligible dependents for a maximum of 24 months from his date of termination.

If Mr. McDonnell’s employment is terminated by us for cause or by Mr. McDonnell other than for good reason, then he would be entitled to receive all amounts of compensation accrued under his employment agreement but unpaid as of the termination date, including base salary, bonuses or incentive compensation for the previous fiscal year, vacation pay, reimbursable expenses, and any previous compensation that he previously deferred. In addition, Mr. McDonnell would forfeit any shares of restricted stock as to which the forfeiture restrictions have not lapsed. “Good reason” is defined as the occurrence of any of the following events or conditions: (i) a change in Mr. McDonnell’s status, title or position with us that represents an adverse change, the assignment to Mr. McDonnell of any material duties or responsibilities that are inconsistent with such status, title or position, or any removal of Mr. McDonnell from or failure to reappoint him to any of such positions (or positions of substantially similar status, title or responsibility except if Mr. McDonnell’s employment is terminated for cause, disability, or death, or if Mr. McDonnell resigns other than for good reason); (ii) a reduction in Mr. McDonnell’s base salary (unless such reduction is conducted in accordance with Mr. McDonnell’s employment agreement); (iii) our requiring Mr. McDonnell to be based at any place outside a 50-mile radius from our Arlington, VA office, except for reasonably required travel on business; (iv) our failure to continue in effect any material compensation or benefit plan or to provide Mr. McDonnell with compensation and benefits at least equal to those provided for under each employee benefit plan, program and practice (unless such failure to continue or failure to provide applies equally to similarly-situated executives of the Company) ; and (v) a material breach by us of Mr. McDonnell’s employment agreement.

If Mr. McDonnell’s employment terminates due to death or disability, then Mr. McDonnell would be entitled to receive his accrued compensation and an amount equal to the annual bonus Mr. McDonnell would have been entitled to receive for the fiscal year in which his termination of employment occurs, pro-rated and calculated at target. In addition, in order to determine whether certain forfeiture restrictions lapse on Mr. McDonnell’s shares of restricted stock, Mr. McDonnell would be deemed to remain an executive for a period of time after his termination of employment, provided that, at the end of such period, Mr. McDonnell would forfeit any shares of restricted stock as to which the forfeiture restrictions have not lapsed.

If Mr. McDonnell terminates his employment for good reason, or if we terminate his employment other than for cause, death or disability, all of Mr. McDonnell’s shares of restricted stock would become non-forfeitable as of his termination date, and Mr. McDonnell would be entitled to receive, in 24 equal monthly installments, two times the sum of: (i) the highest annual base salary that he received in either the year of his termination of employment or in the three years prior to the year of his termination of employment; and (ii) his average annual bonus for the three years prior to the year of his termination of employment. In addition, Mr. McDonnell would be entitled to receive his accrued compensation and an amount equal to the annual bonus Mr. McDonnell would have been entitled to receive for the fiscal year in which his termination of employment occurs, pro-rated and calculated using the greater of either our actual performance during the fiscal year or our minimum performance targets previously approved by our board or our compensation committee. Mr. McDonnell would be entitled to receive benefits under any group health, disability, and life insurance plans for two years after termination. If Mr. McDonnell’s employment agreement remains in effect after the change in control, and if Mr. McDonnell then terminates his employment for good reason or if we then terminate Mr. McDonnell’s employment other than for cause, death, or disability, Mr. McDonnell may base his severance payments on (i) his base salary immediately prior to the change in control, if greater than his base salary in either the year of his termination of employment or in the three years prior to the year of his termination of employment, and (ii) the group health, disability, and life insurance benefits at the time of the change in control, if greater than the group health, disability, and life insurance benefits upon his termination of employment.

Change in Control Arrangements

In the event that we experience a change of control, Messrs. Tunney, Saville, Rubenstein and Merrick would be entitled to full and immediate lapsing of forfeiture provisions of all of the executive’s restricted stock, including all time-based shares and performance-based shares, and all of the executive’s additional time-based shares. In addition, if within 12 months after a change in control, any of Messrs. Tunney, Saville or Rubenstein is terminated by us other than for cause, death or disability or by the executive for good reason, then the executive will be entitled to receive an amount equal to his then-current base salary, which is in addition to any other severance that the executive is entitled to receive under his employment agreement.

If Mr. McDonnell does not enter into a new or an amended employment agreement upon a change in control, the term of the employment agreement will end, all of Mr. McDonnell’s shares of restricted stock will become non-forfeitable and Mr. McDonnell will be entitled to receive, in 24 equal monthly installments, two times the sum of: (i) the highest annual base salary that he received in either the year of his termination of employment or in the three years prior to the year of his termination of employment; and (ii) his average annual bonus for the three years prior to the year of his termination of employment. In addition, Mr. McDonnell would be entitled to receive his accrued compensation and an amount equal to the annual bonus Mr. McDonnell would have been entitled to receive for the fiscal year in which his termination of employment occurs, pro-rated and calculated using the greater of either the actual performance of the Company during the fiscal year or the minimum performance targets of the Company previously approved by our board or our compensation committee. Mr. McDonnell would be entitled to receive benefits under any group health, disability, and life insurance plans for two years after the ending of the term of his employment agreement. However, if the change in control occurs during the last year of the agreement, the employment agreement will not expire for a period of 12 months after the occurrence of the change in control, so long as Mr. McDonnell agrees to such extension or so long as the Company causes all of Mr. McDonnell’s shares of restricted stock that are still forfeitable to become non-forfeitable upon the change in control and Mr. McDonnell does not terminate his employment for good reason. In such case, Mr. McDonnell would not be entitled to any further payments or benefits under these provisions.

If Messrs. Tunney, Saville, McDonnell, Rubenstein and Merrick receive payments in the event of a change in control and such payments become subject to excise tax under Section 4999 of the IRC, then the executive’s employment agreement provides that the executive either will be entitled to receive a payment in an amount equal to the excise tax imposed upon the payments, excepting any excise tax imposed on such additional payment, or will permit us to reduce the payments that he receives to avoid the imposition of such excise tax, if certain conditions are satisfied.

Potential Payments upon Termination or Change in Control

The following tables outline our estimate of potential payments due to the executives upon various termination scenarios, including termination by the employee for good reason, termination by the Company without cause, termination due to death or disability and termination upon a change in control for each NEO with whom we had a written agreement as of December 31, 2006. Mr. Rubenstein’s employment agreement was not in place until 2007, therefore the following tables represent the potential payments due to Mr. Rubenstein pursuant to his former severance agreement. Voluntary resignation and termination for cause scenarios are not included because executives would not be entitled to anything other than accrued but unpaid compensation. These tables assume a termination date of December 29, 2006, the last business day of the fiscal year ended December 31, 2006, and a share price of $20.32, the closing price of our common stock on the Nasdaq Global Select Market on December 29, 2006.

Steven F. Tunney

	Termination Scenarios
	By Employee For Good Reason or By Company Without Cause	Death or Disability	Change-in-Control
Cash payments	$2,000,000	$500,000	$2,500,000
Accelerated Equity Awards	$3,075,737	$181,193	$4,904,537
Continued Benefits	$11,353	—	$11,353
Tax Gross-Ups	—	—	—
Total	$5,087,090	$681,193	$7,415,890

B. Hagen Saville

	Termination Scenarios
	By Employee For Good Reason or By Company Without Cause	Death or Disability	Change in Control
Cash payments	$1,700,000	$425,000	$2,125,000
Accelerated Equity Awards	$2,673,604	$140,940	$4,299,204
Continued Benefits	$11,353	—	$11,353
Tax Gross-Ups	—	—	—
Total	$4,384,957	$565,940	$6,435,557

Michael R. McDonnell

	Termination Scenarios
	By Employee For Good Reason or By Company Without Cause	Death or Disability	Change in Control
Cash payments	$2,019,069	$350,000	$2,019,069
Accelerated Equity Awards	$2,032,000	$1,016,000	$2,032,000
Continued Benefits	$13,531	—	$13,531
Tax Gross-Ups	—	—	—
Total	$4,064,600	$1,366,000	$4,064,600

Robert J. Merrick

	Termination Scenarios
	By Employee For Good Reason or By Company Without Cause	Death or Disability	Change in Control
Cash payments	$900,000	$225,000	$900,000
Accelerated Equity Awards	$844,052	—	$1,453,652
Continued Benefits	$584	—	$584
Tax Gross-Ups	—	—	$177,555
Total	$1,744,636	$225,000	$2,531,791

Samuel G. Rubenstein

	Termination Scenarios
	By Employee For Good Reason or By Company Without Cause	Death or Disability	Change in Control
Cash payments(1)	$526,285	—	$526,285
Accelerated Equity Awards(2)	$82,459	$82,459	$98,938
Continued Benefits	—	—	—
Tax Gross-Ups	—	—	—
Total	$608,744	$82,459	$625,223

(1)	Pursuant to the severance agreement with Mr. Rubenstein that was in effect on December 31, 2006, if he terminates his employment for good reason (as defined in the severance agreement), if we terminate his employment other than for cause (as defined in the severance agreement), or upon a change in control, Mr. Rubenstein will be entitled to receive, the amount of his highest monthly base salary during the current or past two years and a bonus amount equal to half of the bonuses received or earned by Mr. Rubenstein during the last two years of his employment.

(2)	Pursuant to the severance agreement with Mr. Rubenstein that was in effect on December 31, 2006, if he terminates his employment for good reason, or if we terminate his employment other than for cause, he will forfeit any restricted common stock for which forfeiture provisions would not have lapsed within 12 months of the end of the three month period at which his employment terminated. Upon a change in control, the forfeiture provisions would have lapsed on all of the restricted stock held by Mr. Rubenstein at December 31, 2006.

2006 Severance and Release Agreement

On August 24, 2006, we entered into a severance agreement and release with Bryan J. Mitchell, relating to his resignation as of August 24, 2006 as our chief executive officer and as a member of our board of directors. In addition, Mr. Mitchell resigned from all of his board positions at our subsidiaries and portfolio companies.

Under his severance agreement, Mr. Mitchell agreed to comply with: (i) confidentiality restrictions for an indefinite period of time; (ii) non-competition restrictions for a period of six months after the date of his resignation; (iii) non-solicitation restrictions for a period of eighteen months after the date of his resignation; (iv) mutual non-disparagement restrictions for a period of eighteen months after the date of his resignation; and (v) restrictions on acquisition of MCG Capital and actions to initiate sale of MCG Capital for a period of eighteen months after the date of his resignation. Under his severance agreement, Mr. Mitchell further agreed: (i) to provide for an indefinite period of time whatever assistance is required by us or our agents concerning any matter related to his employment at our reasonable request and cost, and (ii) to pay to us any amounts that

Mr. Mitchell may be required to pay and/or reimburse as a result of the review by the independent committee of our board of directors up to a maximum of $60,000, within ten business days of receiving notice that such amounts are due. Under his severance agreement, we and Mr. Mitchell also generally agreed: (i) to release each other from any and all claims; and (ii) to not sue with respect to any matters that occurred up to and including the date of his severance agreement.

In consideration for Mr. Mitchell’s agreement to and continued compliance with the terms of his severance agreement, as described in the paragraph above, his severance agreement provides Mr. Mitchell with the following benefits: (1) an aggregate amount of $1,500,000, with $750,000 plus interest accrued on $750,000 payable on the date six months plus one day following the date of his resignation using an annual interest rate of 6% for purposes of the interest calculation, and $250,000 payable on the nine, twelve and eighteen month anniversary of the date of his resignation, (2) continued coverage, at our expense, under our group health and disability benefit plans, beginning on the date of his resignation and ending eighteen months after the date of his resignation, unless Mr. Mitchell becomes eligible for similar health and disability benefits under any other plan on an earlier date; (3) continued participation in our group life insurance plan at our expense for up to eighteen months, unless Mr. Mitchell becomes eligible for life insurance benefits under any other plan or program on an earlier date; and (4) lapsing of all forfeiture provisions on all shares of restricted stock that were subject to forfeiture provisions on the date of his resignation, with Mr. Mitchell paying any necessary withholding taxes incurred as a result of such lapsing.

Should Mr. Mitchell or his successor employer successfully challenge the enforceability of either his non-competition covenant or his non-solicitation covenant, we reserve the right to reduce payments of certain benefits listed above to reflect the actual time period that such covenants remain in effect. Should Mr. Mitchell fail to comply with his cooperation covenant or other provisions of his severance agreement, we reserve the right to cease payment of certain benefits listed above.

Mr. Mitchell’s severance agreement supersedes the amended and restated employment agreement by and between us and Mr. Mitchell, dated as of November 3, 2002, except with respect to certain post-termination obligations of Mr. Mitchell under his employment agreement, which have been incorporated as part of his severance agreement, as well as the amended and restated restricted stock agreement, by and between us and Mr. Mitchell, dated as of March 1, 2004.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Internal Revenue Code of 1986, or the Code). The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

We elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code with the filing of our federal corporate income tax return for 2002, which election was effective as of January 1, 2002. As a RIC, we generally do not have to pay corporate taxes on any income we distribute to our stockholders as dividends, which allows us to reduce or eliminate our corporate-level tax liability.

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC, and

•	distribute each year to stockholders at least 90% of our “investment company taxable income” (which is defined in the Internal Revenue Code generally as ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses), and 90% of any ordinary pre-RIC built-in gains we recognize between January 1, 2002 and December 31, 2011, less our taxes due on those gains (collectively, the “90% Distribution Requirement”), we will be entitled to deduct, and therefore will not be subject to U.S. federal income tax on, the portion of our income we distribute (or are deemed to distribute) to stockholders (other than any built-in gain recognized between January 1, 2002 and December 31, 2011). We will be subject to U.S. federal income tax at the regular corporate rate on any income not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax to the extent we do not distribute (actually or on a deemed basis) in a timely manner 98% of our ordinary income for each calendar year, 98% of our capital gain net income for each calendar year, and any income realized but not distributed in prior calendar years.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from (1) dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (2) net income derived from an interest in a “qualified publicly traded partnership” (known as the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer, and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under applicable Code rules, by us and are engaged in the same or similar or related trades or businesses or (iii) one or more “qualified publicly traded partnerships” (known as the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We also may have to include in income other amounts that we have not yet received in cash, such as payment-in-kind interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a cash distribution to our stockholders in the amount of that non-cash income in order to satisfy the 90% Distribution Requirement, even though we will not have received any cash representing such income.

If we fail to satisfy the 90% Distribution Requirement or fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level tax, reducing the amount available to be distributed to our stockholders, and all of our distributions to our stockholders will be characterized as ordinary dividends (to the extent of our current and accumulated earnings and profits). Such dividends generally would be subject to tax to non-corporate U.S. Stockholders (as defined below) at a maximum rate of 15 percent.

Treatment of Pre-Conversion Built-in Gain

Through December 31, 2001, we were subject to tax as an ordinary corporation under Subchapter C of the Code. As of January 1, 2002, we held substantial assets (including intangible assets not reflected on the balance sheet, such as goodwill) with built-in gain (i.e., with a fair market value in excess of tax basis). Under a special tax rule that applies to corporations that convert from taxation under Subchapter C of the Code to taxation as a RIC, we are required to pay corporate-level tax on the amount of any net built-in gains we recognize within ten years after the effective date of our election to be treated as a RIC. Any such corporate-level tax will be payable at the time those gains are recognized (which, generally, will be the years in which we sell or dispose of the built-in gain assets in a taxable transaction). Based on the assets that we hold as of December 31, 2006 that we currently anticipate selling within the ten-year period beginning January 1, 2002 and ending December 31, 2011, we expect we may have to pay a built-in gain tax of up to $0.4 million at current corporate tax rates. The amount of this tax will vary depending on the assets that are actually sold by us in this ten-year period and applicable tax rates. Under Treasury Regulations, recognized built-in gains (or losses) will generally retain their character as capital gain or ordinary income (or capital or ordinary losses). Recognized built-in gains that are ordinary in character will be included in our investment company taxable income, and we must distribute to our stockholders at least 90% of any such built-in gains recognized within the ten-year period, net of the corporate taxes paid by us on the built-in gains. Any such amount distributed will be taxable to stockholders as ordinary income.

Recognized built-in gains within the ten-year period, net of taxes, that are capital gains will be distributed or deemed distributed to our stockholders. Any such amount distributed or deemed distributed will be taxable to stockholders as capital gain.

Taxation of U.S. Stockholders

For purposes of the following discussion, a “U.S. Stockholder” is a stockholder who is for U.S. federal income tax purposes (i) an individual who is a citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State or the District of Columbia or otherwise treated or taxed as a United States corporation for U.S. federal income tax purposes, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source, (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (v) a certain electing trust. If a partnership holds shares, the tax treatment of a partner will generally depend upon the status of the partner and upon the activities of the partnership. Partners of partnerships holding shares should consult their tax advisor as to whether they are Non-U.S. Stockholders (as defined below) and with respect to the purchase, ownership and disposition of our common stock.

Distributions by us generally will be taxable to U.S. Stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Under current law, ordinary dividends that consist of dividends we have received from qualifying corporations will be taxed to non-corporate U.S. Stockholders at a maximum rate of 15 percent. Dividends distributed by us generally will not be eligible for this lower rate of taxation.

Distributions of our net capital gains (which is, generally, our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. Stockholder as long-term capital gains regardless of the U.S. Stockholder’s holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock.

Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. Stockholder’s adjusted tax basis in such U.S. Stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Stockholder. Under current law, capital gain dividends will be taxed to non-corporate U.S. Stockholders at a maximum rate of 15 percent.

Under the opt in dividend reinvestment plan, if a U.S. Stockholder owns shares of common stock registered in its own name, the U.S. Stockholder can have all cash distributions automatically reinvested in additional shares of common stock if the U.S. Stockholder enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan”. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. Stockholder to the same extent, and with the same character, as if the U.S. Stockholder had received the distribution in cash. The U.S. Stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. Stockholder’s account.

In the event that we retain some or all of our capital gains, we will designate the retained amount as a “deemed distribution”. In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. Stockholder will be required to include his or her share of the deemed distribution in income as if it had been actually distributed to the U.S. Stockholder, and the U.S. Stockholder will be entitled to claim a credit or refund equal to his or her allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. Stockholder’s cost basis for his or her common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. Stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess generally may be refunded or claimed as a credit against the U.S. Stockholder’s other U.S. federal income tax obligations. A U.S. Stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return will be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year.

We will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders, and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, the Company intends in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

For purposes of determining (i) whether the 90% Distribution Requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made, and any capital gain dividend will be treated as a capital gain dividend to the U.S. Stockholder. Any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Stockholders on December 31 of the year in which the dividend was declared.

You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from, or, in the case of distributions in excess of the sum of our current and accumulated earnings and profits and your tax basis in the stock, treated as arising from, the sale or exchange of our common stock generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Code generally will apply in determining the holding period of such stock.

Under current law, the maximum rate of taxation on non-corporate taxpayers for certain dividends and net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses for a taxable year) is 15%. This rate will increase to 20% (for capital gains) and the individual’s regular tax rate (for dividends) as of January 1, 2011 absent Congressional action. Our dividends are generally not eligible for the

15% tax rate on dividends. As a result, distributions of our investment company taxable income generally will continue to be taxed at the higher tax rates applicable to ordinary income. However, the 15% tax rate for net long-term capital gains and dividends will generally apply to:

(1)	U.S. Stockholders’ long-term capital gains, if any, recognized on the disposition of our shares;

(2)	our distributions designated as capital gain dividends; and

(3)	our distributions consisting of dividends we have received from qualifying corporations (which we generally do not receive).

Corporate U.S. Stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

We will send to each of our U.S. Stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Stockholder’s taxable income for such year as ordinary income (including the portion, if any, taxable at the lower effective rate applicable to dividends consisting of dividends we have received) and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. Stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction.

Backup withholding may apply to taxable distributions on the common stock with respect to certain non-corporate U.S. Stockholders. Such U.S. Stockholders generally will be subject to backup withholding unless the U.S. Stockholder provides its correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. Stockholder’s U.S. federal income tax liability, provided the proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

For purposes of the following discussion, a “Non-U.S. Stockholder” is a person who is not a U.S. Stockholder.

Whether an investment in our common stock is appropriate for a Non-U.S. Stockholder will depend upon that person’s particular circumstances. Non-U.S. Stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. Stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder, and, if an income tax treaty applies, are attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. Stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. Stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning before January 1, 2008, no withholding will be required and the distributions generally will not be subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Any distributions of any pre-conversion built-in gains recognized between January 1, 2002 and December 31, 2011 (as discussed under “—Treatment of Pre- Conversion Built-In Gain” above) that are ordinary income will also be taxable to Non-U.S. Stockholders in the same manner as distributions of our investment company taxable income.

Actual or deemed distributions of our net capital gains to a Non-U.S. Stockholder (including any distributions of any pre-conversion built-in gains recognized between January 1, 2002 and December 31, 2011 that are capital gains), and gains realized by a Non-U.S. Stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Stockholder in the United States, or, in the case of an individual, the Non-U.S. Stockholder was present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we currently intend to do), a Non-U.S. Stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a Non-U.S. Stockholder.

Under our opt in dividend reinvestment plan, if a Non-U.S. Stockholder owns shares of common stock registered in its own name, the Non-U.S. Stockholder can have all cash distributions automatically reinvested in additional shares of common stock if it enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan”. If the distribution is a distribution of our “investment company taxable income” and it is not effectively connected with a U.S. trade or business of the Non-U.S. Stockholder (and, if a treaty applies, it is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. Stockholder or is attributable to a permanent establishment, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. Stockholders. The Non-U.S. Stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Stockholder’s account.

A Non-U.S. Stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Stockholder or the Non-U.S. Stockholder otherwise establishes an exemption from backup withholding.

Non-U.S. Stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities of an eligible portfolio company that are purchased in transactions not involving any public offering. An eligible portfolio company is defined under the 1940 Act to include any issuer that:

•	is organized and has its principal place of business in the U.S.,

•	is not an investment company or a company operating pursuant to certain exemptions under the 1940 Act, other than a small business investment company wholly owned by a business development company;

•	does not have any class of publicly traded securities with respect to which a broker may extend margin credit; and

•	does not have a class of securities listed on a national securities exchange.

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants, or rights relating to those securities; and

•	Cash, cash items, government securities, or high quality debt securities (as defined in the 1940 Act), maturing in one year or less from the time of investment.

To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must offer to make available to the issuer of those securities significant managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide managerial assistance to each portfolio company.

As a business development company, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

Our board of directors has appointed a chief compliance officer pursuant to the requirements of the 1940 Act. We are subject to periodic examination by the SEC for compliance with the 1940 Act.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company under the 1940 Act, we are entitled to provide and have previously provided loans to our employees in connection with the purchase of shares of our common stock. However, as a result of certain provisions of the Sarbanes-Oxley Act of 2002, we are prohibited from making new loans to, or materially modifying existing loans with, our executive officers for that purpose.

On April 4, 2006 we received an exemptive order of the SEC to permit us to issue restricted shares of our common stock as part of the compensation packages for certain of our employees and directors. We believe that the particular characteristics of our business, the dependence we have on key personnel to conduct our business effectively and the highly competitive environment in which we operate require the use of equity-based compensation for our personnel in the form of restricted stock. The issuance of restricted shares of our common stock requires the approval of our stockholders. Our stockholders approved our 2006 Employee Restricted Stock Plan and our 2006 Non-employee Restricted Stock Plan in June 2006.

As required by the 1940 Act, we maintain a code of ethics that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics generally does not permit investments by our employees in securities that may be purchased or held by us. You may read and copy the code of ethics at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company. We do not anticipate any substantial change in the nature of our business.

In addition, as a publicly held company we are subject to compliance with the Sarbanes-Oxley Act of 2002. The Sarbanes-Oxley Act of 2002, as well as the rules and regulations promulgated thereunder, imposed a wide variety of regulatory requirements on publicly held companies and their insiders, which affect us. For example:

•

Pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	Pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•

Pursuant to Rule 13a-15 of the 1934 Act, our management must prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•

Pursuant to Item 308 of Regulation S-K, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

During 2006, a special committee of the independent members of our board of directors (the “Independent Committee”) was formed after the timeliness of reimbursements of certain tax withholding payments was brought to the attention of the Audit Committee by our executive officers. The Independent Committee conducted a review of the timeliness of certain loan payments and tax withholding reimbursements involving six of our current and former executive officers and has reported these matters to the staff of the Securities and Exchange Commission (the “SEC Staff”). On September 21, 2006, we reported that the review by the Independent Committee had been substantially completed, although the SEC Staff has requested that we furnish additional information. The Independent Committee believes it has fully cooperated with the SEC Staff and it will continue to do so. The SEC Staff may also require additional information in the future, the nature and scope of which cannot be determined at this time. As part of its review, the Independent Committee considered whether there were any violations of the Company’s code of business conduct and ethics and the federal securities laws, including but not limited to, Section 402 of the Sarbanes-Oxley Act of 2002 (Section 13(k) of the Securities Exchange Act of 1934). Based upon its review, the Independent Committee concluded that certain violations of our code of business conduct and ethics did occur and reached no conclusion regarding Section 402 of the Sarbanes-Oxley Act of 2002. We continue to believe that there will be no impact on previously reported earnings as a result of these matters. We have instituted procedures to ensure concurrent payment to the Company of all future obligations of executive officers resulting from tax withholding paid by the Company on behalf of its executive officers, and we have taken certain other actions as previously disclosed.

In addition, we have adopted certain policies and procedures intended to comply with the Nasdaq Stock Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

DIVIDEND REINVESTMENT PLAN

We have adopted an “opt in” dividend reinvestment plan. Under the plan, if a stockholder owns shares of common stock registered in its own name, the stockholder can have all cash distributions automatically reinvested in additional shares of common stock if it enrolls in our dividend reinvestment plan by delivering an authorization form to our dividend paying agent prior to the record date of the next dividend or distribution. Authorization forms and additional information may be obtained at any time by written request to American Stock Transfer & Trust Company (“AST”), our dividend paying agent, by telephoning (877) 842-1583 or via AST’s web site www.investpower.com. A stockholder also may terminate participation in the plan at any time by delivering notice to the dividend paying agent in writing, by telephoning AST or via AST’s web site before the record date of the next dividend or distribution. When a participant withdraws from the plan, the dividend paying agent, at the participant’s direction, will either issue certificates for whole shares of common stock credited to the participant’s account and a cash payment for any fractional share of common stock credited to the account or sell the shares in the open market.

Your ability to participate in our dividend reinvestment plan may be limited if the shares of common stock you own are registered in the name of a broker or other nominee. A nominee may preclude beneficial owners from participating in the dividend reinvestment plan. If you wish to participate in a dividend reinvestment plan, you may need to register your shares of common stock in your own name. In addition, some nominees may offer their own dividend reinvestment program for our shares. If you own shares registered in the name of a nominee, you should contact the nominee for details.

When we pay a cash dividend, stockholders who are participants in the plan will receive the equivalent of the amount of the dividend (net of any taxes required to be withheld) in shares of our common stock. If the market price per share of common stock on the day preceding the dividend payment date equals or exceeds the net asset value per share on that date, then we will issue new shares of common stock to participants at the greater of net asset value or 95% of the market price on the day preceding the dividend payment date. Such new shares will be issued on the dividend payment date.

If the market price per share of common stock on the day preceding the dividend payment date is less than the net asset value per share on that date, then the dividend paying agent will buy shares in the open market. If, before the dividend paying agent has completed its purchases, the market price exceeds the net asset value of a share of common stock, the average price per share paid by the dividend paying agent may exceed the net asset value per share on the day preceding the dividend payment date, resulting in the acquisition of fewer shares than if the dividend had been paid in shares newly issued by us. In the case of shares purchased by the dividend paying agent in the open market, the dividend paying agent will apply all cash received on account of a dividend as soon as practicable, but in no event later than 30 days after the payment date of the dividend, except to the extent necessary to comply with applicable provisions of the federal securities laws. For purposes of determining how many shares are credited to each participant’s account, the price of each share will be deemed to be the weighted average price of all the shares purchased by the dividend paying agent in the open market plus such participant’s share of any brokerage commissions incurred with respect to the dividend paying agent’s open market purchases. The additional shares will have a new holding period for tax purposes commencing on the date following the date on which the shares are credited to the participant’s accounts.

For purposes of determining whether the shares will be newly issued shares or shares purchased in the open market, the market price of our common stock on a particular dividend payment date is the average for the five preceding trading days of the last sales price on Nasdaq. Net asset value per share of common stock on a particular dividend payment date is as determined by or on behalf of the Company.

The dividend paying agent will maintain all stockholder accounts in the plan and furnish written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Common stock in the account of each plan participant will be held by the dividend paying agent in non-certificated form in the name of the participant, unless the participant requests in writing certificates for a specified number of shares credited to such participant’s plan account. Any proxy executed by a stockholder will apply to shares purchased pursuant to the plan.

There are no other fees charged to stockholders in connection with the plan. The fees of the plan agent for handling the reinvestment of dividends are included in the fee to be paid by us to our dividend paying agent. There are no brokerage charges with respect to shares issued directly by us in connection with the plan. However, with respect to the dividend paying agent’s open market purchases, the price at which shares are credited to each participant’s account will include such participant’s share of any brokerage commissions incurred. Any distributions reinvested under the plan will nevertheless remain taxable to the stockholders. For income tax purposes, a distribution deemed to be a return of capital generally has the effect of reducing a stockholder’s cost basis in the shares owned by the stockholder. The reinvestment of a return of capital distribution results in the same tax treatment as the reinvestment of any ordinary distribution. See “Certain U.S. Federal Income Tax Considerations—Taxation of U.S. Stockholders” and “—Taxation of Non-U.S. Stockholders”.

Experience under the plan may indicate that changes are desirable. Accordingly, we reserve the right to amend, suspend or terminate the plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the plan before the record date for the distribution.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth, as of June 27, 2007, the beneficial ownership of each director, the Company’s executive officers, each person known to us to beneficially own more than 5% of the outstanding shares of our common stock, and the executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G filings by such persons with the Securities and Exchange Commission and other information obtained from such persons.

Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 1100 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially	Percentage of Class(a)

U.S. Trust Corporation(b) 114 W. 47 Street New York, NY 10036	4,163,995	6.7%

Dimensional Fund Advisors LP(c) 1299 Ocean Avenue Santa Monica, CA 90401	3,806,826	6.1%

Interested Directors

Steven F. Tunney(d)(e)	563,095	*

B. Hagen Saville(f)(g)	494,668	*

Robert J. Merrick(h)	164,138	*

Independent Directors

Jeffrey M. Bucher(i)	11,000	*

Edward S. Civera(j)	7,500	*

Kim D. Kelly(k)	10,500	*

Wallace B. Millner, III	80,464	*

Kenneth J. O’Keefe(l)	18,547	*

Named Executive Officers

Robert L. Marcotte(m)	89,558	*

Michael R. McDonnell(n)	163,200	*
Samuel G. Rubenstein(o)(p)	259,820	*

Executive officers and directors as a group	2,062,608	3.3%

*	Represents less than one percent.
(a)	Based on a total of 62,491,922 shares of our common stock issued and outstanding as of June 27, 2007.
(b)	According to their Schedule 13G dated February 14, 2007, U.S. Trust Corporation is a wholly-owned direct subsidiary of The Charles Schwab corporation. Each entity files reports completely separate and independent from the other. Neither entity shares with the other any information and/or power with respect to either the voting and/or disposition of the securities reported by each.
(c)	According to their Schedule 13G dated February 1, 2007, Dimensional Fund Advisors LP, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the securities reported that are owned by the Funds, and may be deemed to be the beneficial owner of the shares held by the Funds. However, all securities reported are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(d)	This includes 198,855 restricted shares that are subject to forfeiture restrictions.
(e)	Mr. Tunney has 286,538 shares pledged as collateral in a margin account.
(f)	This includes 174,472 restricted shares that are subject to forfeiture restrictions.
(g)	Mr. Saville has 258,675 shares pledged as collateral in a margin account.
(h)	This includes 63,107 restricted shares that are subject to forfeiture restrictions.
(i)	This includes 5,000 restricted shares that are subject to forfeiture restrictions.
(j)	This includes 7,500 restricted shares that are subject to forfeiture restrictions.
(k)	This includes 7,500 restricted shares that are subject to forfeiture restrictions.
(l)	This includes 5,000 restricted shares that are subject to forfeiture restrictions.
(m)	This includes 35,679 restricted shares that are subject to forfeiture restrictions.
(n)	This includes 102,531 restricted shares that are subject to forfeiture restrictions.
(o)	This includes 142,466 restricted shares that are subject to forfeiture restrictions.
(p)	Mr. Rubenstein has 25,000 shares pledged as collateral in a margin account.

Set forth below is the dollar range of equity securities beneficially owned by each director of the Company as of June 27, 2007:

Name of Director	Dollar Range of Equity Securities Beneficially Owned(a)(b)(c)

Interested Directors

Steven F. Tunney	Over $100,000

B. Hagen Saville	Over $100,000

Robert J. Merrick	Over $100,000

Independent Directors

Jeffrey M. Bucher	Over $100,000

Kim D. Kelly	Over $100,000

Kenneth J. O’Keefe	Over $100,000

Wallace B. Millner, III	Over $100,000

Edward S. Civera	Over $100,000

(a)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.
(b)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.
(c)	The dollar range of equity securities beneficially owned in the Company is based on the closing price of $16.22 on June 27, 2007 on the Nasdaq Global Select Market.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Many of our executive officers delivered partially nonrecourse promissory notes to us, with an aggregate face value of $5.8 million, for the purchase of a portion of the restricted common stock issued in connection with the termination of our stock option plan and the grants thereunder. The notes were nonrecourse as to the principal amount but recourse as to interest. Accordingly, the executive officers were personally liable for interest payments. Each loan was secured by all of the restricted common stock that was held by each executive officer. The notes bore interest at 4.13%, with interest payable annually during the term of the note and all principal due on May 28, 2006, subject to acceleration events. These loans were all paid in full during 2006.

DESCRIPTION OF SECURITIES

General

Under the terms of our restated certificate of incorporation, our authorized capital stock will consist solely of 200,000,000 shares of common stock, par value $.01 per share, of which 62,491,922 shares were outstanding as of June 27, 2007, and 1,000 shares of preferred stock, par value $.01 per share, of which no shares were outstanding as of June 27, 2007.

Set forth below are our outstanding classes of capital stock as of June 27, 2007.

	Title of Class	Amount Authorized	Amount Held by Company or for its Account	Amount Outstanding
MCG Capital	Common Stock	200,000,000	—	62,491,922

Common Stock

Under the terms of our restated certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. Certain holders of our common stock have the right to require us to register their shares of common stock under the Securities Act in specified circumstances. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred Stock

Under the terms of our restated certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits the rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock we may issue in the future, of at least 200% and (ii) the holder of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Internal Revenue Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Debt Securities

All of our debt facilities, except the Revolving Unsecured Credit Facility and the Unsecured Notes, are funded through our bankruptcy remote, special purpose, wholly owned subsidiaries and, therefore, their assets may not be available to our creditors. In some cases, advances under our debt facilities are subject to certain other covenants, including having sufficient levels of collateral and various restrictions on which loans we may leverage as collateral. We borrow directly, as well as indirectly, through credit facilities maintained by our subsidiaries.

Unsecured Notes. On October 11, 2005, we issued $50.0 million of investment grade five-year unsecured notes in a private placement. The notes were rated “BBB-” by Fitch Ratings, Inc. and have a fixed interest rate of 6.73% per year payable semi-annually. Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”) acted as the placement agent for the issuance.

Commercial Loan Trust 2006-2. On May 2, 2006 we established, through MCG Commercial Loan Trust 2006-2, a $200.0 million warehouse credit facility with Merrill Lynch Capital Corp. The warehouse credit facility allows MCG Commercial Loan Trust 2006-2 to acquire up to $250.0 million of commercial loans with borrowings of up to $200.0 million subject to certain covenants, concentration limitations and other restrictions. The warehouse credit facility is primarily secured by the assets of MCG Commercial Loan Trust 2006-2, including the commercial loans purchased by the trust from us. Under the terms of the credit and warehouse agreement, the loans may be senior secured loans, second lien loans or unsecured loans, as defined in the agreement, subject to certain limitations. Up to 60% of the collateral in this warehouse facility may be non-senior secured loans, and the remaining 40% must be senior secured loans.

We use this warehouse credit facility to fund the origination of loans that will collateralize a future term securitization. Advances under the facility, equal to 80% of the value of commercial loans purchased by the trust, bear interest based on LIBOR plus 0.75% and interest is payable monthly. The facility is scheduled to terminate on the earlier of November 30, 2007 or the completion of a term securitization and may be extended under certain circumstances. As of March 31, 2007 and December 31, 2006 we had $82.9 million and $84.0 million, respectively, outstanding under this facility.

MCG Commercial Loan Funding Trust. We have, through MCG Commercial Loan Funding Trust, a $250.0 million warehouse financing facility funded through Three Pillars Funding LLC, an asset-backed commercial paper conduit administered by SunTrust Capital Markets, Inc. The warehouse financing facility operates like a revolving credit facility that is primarily secured by the assets of MCG Commercial Loan Funding Trust, including commercial loans sold by us to the trust. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, term, average life, investment rating, agency rating and industry diversity requirements. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. This facility is funded through two separate Variable Funding Certificates, or VFCs, a $218.8 million Class A VFC and a $31.2 million Class B VFC. Advances under the Class A VFC may be up to 70% of eligible collateral and bear interest at the commercial paper rate plus 0.95%. Advances under the Class B VFC may be up to 10% of eligible collateral and bear interest at the commercial paper rate plus 1.75%. The facility is scheduled to terminate in November 2010, but is subject to annual renewal and may be extended under certain circumstances. The next annual renewal date is July 2007. As of March 31, 2007 we had $89.7 million Class A VFC and $7.0 million Class B VFC outstanding under this facility. At December 31, 2006, we had $84.0 million outstanding under this credit facility.

Commercial Loan Trust 2006-1. On April 18, 2006, we completed a $500.0 million debt securitization through MCG Commercial Loan Trust 2006-1, our wholly owned subsidiary. The 2006-1 Trust issued $106.2 million of Class A-1 Notes rated AAA / Aaa, $50.0 million of Class A-2 Notes rated AAA / Aaa, $85.0 million of Class A-3 Notes rated AAA / Aaa, $58.8 million of Class B Notes rated AA / Aa2, $45.0 million of Class C Notes rated A / A2 and $47.5 million of Class D Notes rated BBB / Baa2 as rated by Moody’s and S&P, respectively. The Series 2006-1 Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class B Notes, Class C Notes and Class D Notes bear interest of LIBOR plus 0.33%, 0.35%, 0.33%, 0.58%, 1.05% and 2.25%, respectively.

We retained all of the equity in the securitization. The securitization includes a reinvestment period of five years, during which principal collections received on the underlying collateral may be used to purchase new collateral from us. Under the terms of the securitization, up to 55% of the collateral may be non-senior secured commercial loans and the remaining 45% must be senior secured commercial loans.

The Class A-1, Class B, Class C and Class D Notes are term notes. The Class A-2 Notes are a revolving class of secured notes and have a revolving period of five years. The Class A-3 Notes are a delayed draw class of secured notes and are required to be drawn by April 2007. All of the notes are secured by the assets of MCG Commercial Loan Trust 2006-1, including commercial loans totaling $449.2 million and $408.6 million as of March 31, 2007 and December 31, 2006, respectively, which were purchased by the trust from us. Additional commercial loans will be purchased by the trust from us primarily using the proceeds from the Class A-3 delayed draw notes and the Class A-2 revolving notes. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements. As of March 31, 2007 and December 31, 2006, we had $349.5 million and $303.9 million, respectively, of these notes outstanding.

Revolving Unsecured Credit Facility.

This facility is a $100.0 million unsecured revolving credit facility established with HVB acting as the agent. The facility allows for additional lenders with HVB acting as the agent. HVB, Chevy Chase Bank, Sovereign Bank, and Royal Bank of Canada maintain $50.0 million, $10.0 million $15.0 million, and $25.0 million commitments, respectively. Advances under this credit facility bear interest at LIBOR plus 2.00%, the prime rate plus 0.50%, or the Federal Funds Rate plus 2.25%, and there is a commitment fee of 0.25% per annum on undrawn amounts. The credit facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity, minimum asset coverage ratio, and minimum cash net investment income. The credit facility also contains customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, and material adverse change. The maturity date of this facility is June 4, 2008. As of March 31, 2007 and December 31, 2006, we had $27.0 million and zero, respectively, outstanding under this credit facility.

Commercial Loan Trust 2005-2. On June 9, 2005, we established, through MCG Commercial Loan Trust 2005-2, a $250.0 million warehouse credit facility with Merrill Lynch Capital Corp. On April 18, 2006, this facility terminated in connection with our Term Securitization 2006-1. The warehouse credit facility allowed

MCG Commercial Loan Trust 2005-2 to borrow up to $250.0 million subject to certain covenants, concentration limitations and other restrictions. The warehouse credit facility was primarily secured by the assets of MCG Commercial Loan Trust 2005-2, including cash and commercial loans transferred by us to the trust. Under the terms of the credit and warehouse agreement, the loans could be senior secured loans, second lien loans or unsecured loans, as defined in the agreement, subject to certain limitations, including the requirement that at least 50% of the overall warehouse facility amount be senior secured commercial loans. Advances under the facility bore interest based on LIBOR plus 0.75% and interest was payable monthly.

Term Securitization 2004-1. On September 30, 2004, we established MCG Commercial Loan Trust 2004-1 (the “2004-1 Trust”), which issued three classes of series 2004-1 Notes. The facility was structured to hold up to $397.7 million of loans. The facility was secured by all of the 2004-1 Trust’s commercial loans and cash in securitization accounts, which totaled $228.0 million as of December 31, 2005. On July 20, 2006 we repaid the 2004-1 Notes using approximately $61.9 million of cash from the Commercial Loan Trust 2004-1 and our Commercial Loan Trust 2006-1 securitization and $15.0 million of new borrowings from our Commercial Loan Trust 2006-1 securitization. This facility was scheduled to terminate July 20, 2016 or sooner upon the full repayment of the Class A-1, Class A-2, Class B and Class C Notes.

The 2004-1 Trust issued $250.5 million of Class A-1 Notes rated Aaa/AAA, $31.5 million of Class A-2 Notes rated Aa1/AAA, $43.5 million of Class B Notes rated A2/A and $15.8 million of Class C Notes rated Baa2/BBB as rated by Moody’s and Fitch, respectively. On June 1, 2005, we sold the Class C securities, which had previously been retained by MCG. The Series 2004-1 Class A-1 Notes, Class A-2 Notes, Class B Notes and Class C Notes bore interest of LIBOR plus 0.43%, 0.65%, 1.30%, and 2.50%, respectively.

On December 13, 2004, we formed a subsidiary, Solutions Capital I, LP, which has applied to the United States Small Business Administration (“SBA”) for a license to operate as a small business investment company (“SBIC”) under the Small Business Investment Act of 1958, as amended. We are currently in the pre-licensure phase of the licensing process and anticipate completion of the licensing process during the spring of 2007. Upon receipt of the SBA license, we intend to apply for exemptive relief from the SEC to permit us to exclude senior securities issued by the SBA to Solutions Capital I, LP from our consolidated asset coverage ratio, which will enable us to fund more investments with debt capital. There can be no assurance that we will be granted an SBIC license or receive the exemptive relief from the SEC.

Delaware Law and Certain Charter And Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our restated certificate of incorporation and amended and restated bylaws provide that:

•	the board of directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and

•	any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of the directors then in office.

The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our restated certificate of incorporation and amended and restated bylaws also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by our board of directors, Chairman or Chief Executive Officer.

Our amended and restated bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Our amended and restated bylaws provide that certain actions will require board approval, subject to certain specified thresholds and exceptions, including without limitation, granting of registration rights, entering into joint ventures, and selling or acquiring specified amounts of assets.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our restated certificate of incorporation permits our board of directors to amend or repeal our bylaws. Our bylaws generally can be amended by a majority vote of our directors subject to certain exceptions, including provisions relating to the size of our board, our nominating and corporate governance committee, our compensation committee, and certain actions requiring board approval, which provisions will require the vote of seventy-five percent of our board of directors to be amended. The affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our amended and restated bylaws. Generally our restated certificate of incorporation may be amended by holders of a majority of the shares of our capital stock issued and outstanding and entitled to vote. However, the vote of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any provision inconsistent with the articles of the restated certificate of incorporation pertaining to the board of directors, limitation of liability, indemnification, stockholder action or amendments to the restated certificate of incorporation. The stockholder vote with respect to our certificate of incorporation or bylaws, to be effective immediately prior to completion of this offering, would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such amendments are submitted to stockholders.

Limitations of Liability and Indemnification

Under our restated certificate of incorporation, we shall fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our restated certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the Investment Company Act of 1940, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the Securities and Exchange Commission thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our restated certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of MCG or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to 35,000,000 shares of our common stock. We may sell the shares of our common stock through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer or sale of our shares of common stock will be named in the applicable prospectus supplement. Shares of our common stock may also be sold “at-the-market” to or through a market maker or into an existing trading market for shares, on an exchange or otherwise.

The distribution of the shares of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. We also may, from time to time, authorize dealers or agents to offer and sell these securities upon such terms and conditions as may be set forth in the applicable prospectus supplement. In the case of an offering by us, the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering.

In connection with the sale of the shares of our common stock, underwriters or agents may receive compensation from us or from purchasers of the shares of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell shares of our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of shares of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of shares of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

Any common stock sold pursuant to a prospectus supplement will be quoted on the Nasdaq Global Select Market, or another exchange on which the common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of shares of our common stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us or the selling shareholders. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of shares of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

The maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than 10% for the sale of any securities being registered and 0.5% for due diligence.

In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

The legality of our shares of common stock offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Both our investments and our subsidiaries’ investments are held in safekeeping by PNC Bank, N.A. located at 800 17th Street, N.W., Washington, D.C. 20006. Wells Fargo Bank Minnesota, N.A., Asset-Backed Securities Division, Corporate Trust Services located at 751 Kasada Avenue, Minneapolis, Minnesota 55414 serves as trustee and custodian with respect to our assets held for securitization purposes. American Stock Transfer & Trust Company located at 59 Maiden Lane, New York, New York 10038 acts as our transfer, dividend paying and reinvestment plan agent and registrar.

EXPERTS

Ernst & Young LLP, independent registered public accounting firm, has audited our consolidated financial statements, including the schedule of investments at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the financial highlights for each of the five years ended December 31, 2006, as set forth in their report. Ernst & Young LLP also has audited our senior securities table as of December 31, 2006. We have included our consolidated financial statements, including the schedules of investments and senior securities table, in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

With respect to the unaudited consolidated interim financial information for the three-month periods ended March 31, 2007 and 2006, included in this registration statement, Ernst & Young LLP has reported that they have applied limited procedures in accordance with professional standards for a review of such information. However, their separate report included herein states that they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. Ernst & Young LLP is not subject to liability provisions of Section 11 of the Securities Act of 1933 for their report on the unaudited interim financial information because that report is not a “report” or “part” of the Registration Statement prepared or certified by Ernst & Young LLP within the meaning of Sections 7 and 11 of the Securities Act of 1933.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

MCG Capital Corporation

We have audited the accompanying consolidated balance sheets of MCG Capital Corporation, including the consolidated schedules of investments, as of December 31, 2006 and 2005 and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2006 and the financial highlights for each of the five years ended December 31, 2006. Our audit also included the Schedule of Investments in and Advances to Affiliates as of December 31, 2006. These financial statements, financial highlights and the schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements, financial highlights and schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held and confirmation of securities held by the custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of MCG Capital Corporation at December 31, 2006 and 2005, and the consolidated results of its operations, its cash flows and the changes in its net assets for each of the three years in the period ended December 31, 2006 and the financial highlights for each of the five years ended December 31, 2006, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the effectiveness of MCG Capital Corporation’s internal control over financial reporting as of December 31, 2006, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated February 26, 2007 expressed an unqualified opinion thereon.

McLean, Virginia

February 26, 2007

MCG Capital Corporation

Consolidated Balance Sheets

(in thousands, except per share data)

	December 31,
	2006	2005
Assets
Cash and cash equivalents	$21,691	$45,626
Cash, securitization accounts	15,931	82,107
Cash, restricted	2,587	1,977
Investments at fair value
Non-affiliate investments (cost of $595,885 and $719,440, respectively)	621,582	731,355
Affiliate investments (cost of $105,553 and $60,445, respectively)	109,890	60,558
Control investments (cost of $541,267 and $337,372, respectively)	526,140	305,647

Total investments (cost of $1,242,705 and $1,117,257, respectively)	1,257,612	1,097,560
Unearned income on commercial loans	(9,539)	(9,062)

Total investments net of unearned income	1,248,073	1,088,498
Interest receivable	10,451	10,602
Other assets	20,535	15,677

Total assets	$1,319,268	$1,244,487

Liabilities
Borrowings (maturing within one year of $167,983 and $362,435, respectively)	$521,883	$541,119
Interest payable	5,198	5,904
Dividends payable	24,652	20,967
Other liabilities	14,398	10,410

Total liabilities	566,131	578,400

Stockholders’ equity
Preferred stock, par value $.01, authorized 1 share, none issued and outstanding	—	—
Common stock, par value $.01, authorized 200,000 shares on December 31, 2006 and 2005, 58,694 issued and outstanding on December 31, 2006 and 53,372 issued and outstanding on December 31, 2005	587	534
Paid-in capital	828,795	758,433
Distributions in excess of earnings:
Paid-in capital	(78,072)	(39,219)
Other	(12,365)	(26,784)
Net unrealized appreciation (depreciation) on investments	14,907	(19,697)
Stockholder loans	(715)	(3,624)
Unearned compensation—restricted stock	—	(3,556)

Total stockholders’ equity	753,137	666,087

Total liabilities and stockholders’ equity	$1,319,268	$1,244,487

Net asset value per common share at period end	$12.83	$12.48

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Statements of Operations

(in thousands, except per share data)

	Year Ended December 31,
	2006	2005	2004
Operating income
Interest and dividend income
Non-affiliate investments (less than 5% owned)	$80,846	$68,821	$51,898
Affiliate investments (5% to 25% owned)	10,368	6,684	3,999
Control investments (more than 25% owned)	47,631	30,761	21,954

Total interest and dividend income	138,845	106,266	77,851
Advisory fees and other income
Non-affiliate investments (less than 5% owned)	7,257	12,182	9,306
Affiliate investments (5% to 25% owned)	1,901	135	495
Control investments (more than 25% owned)	6,390	962	5,465

Total advisory fees and other income	15,548	13,279	15,266

Total operating income	154,393	119,545	93,117

Operating expenses
Interest expense	36,240	23,100	10,509
Employee compensation:
Salaries and benefits	20,274	19,331	15,693
Long-term incentive compensation	4,514	6,523	11,683

Total employee compensation	24,788	25,854	27,376
General and administrative expense	9,721	10,076	10,142

Total operating expenses	70,749	59,030	48,027

Net operating income before investment gains and losses and provision for income taxes on investment gains	83,644	60,515	45,090

Net realized gains (losses) on investments
Non-affiliate investments (less than 5% owned)	1,619	5,741	1,939
Affiliate investments (5% to 25% owned)	9	205	(2,531)
Control investments (more than 25% owned)	(16,215)	3,075	(7,658)

Total net realized gains (losses) on investments	(14,587)	9,021	(8,250)
Net unrealized appreciation (depreciation) on investments
Non-affiliate investments (less than 5% owned)	13,778	7,155	378
Affiliate investments (5% to 25% owned)	4,226	5,413	(1,186)
Control investments (more than 25% owned)	16,600	(13,911)	11,615

Total net unrealized appreciation (depreciation) on investments	34,604	(1,343)	10,807

Net investment gains before income taxes on investment gains	20,017	7,678	2,557
Provision for income taxes on investment gains	2,712	—	—

Net income	$100,949	$68,193	$47,647

Earnings per common share—basic	$1.86	$1.42	$1.16
Earnings per common share—diluted	$1.86	$1.42	$1.15
Cash dividends declared per common share	$1.68	$1.68	$1.68
Weighted average common shares outstanding	54,227	48,109	41,244
Weighted average common shares outstanding and dilutive common stock equivalents	54,264	48,131	41,298

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Statements of Changes in Net Assets

(in thousands, except per share amounts)

	Year Ended December 31,
	2006	2005	2004
Operations:
Net operating income	$83,644	$60,515	$45,090
Net realized (loss) gain on investments	(14,587)	9,021	(8,250)
Net unrealized appreciation (depreciation) of investments	34,604	(1,343)	10,807
Provision for income taxes on investment gains	(2,712)	—	—

Net increase in net assets resulting from operations	100,949	68,193	47,647
Shareholder distributions:
Distributions from net investment income	(51,926)	(59,519)	(46,191)
Distributions from capital gains	—	(9,021)	—
Return of capital distributions (accumulated distributions in excess of net investment income and capital gains for the year ended December 31, 2006, 2005 and 2004 were $78,072, $39,219 and $28,998, respectively)	(38,853)	(10,221)	(21,187)

Net decrease in net assets resulting from shareholder distributions	(90,779)	(78,761)	(67,378)
Capital share transactions:
Issuance of common stock	70,211	117,015	100,034
Issuance of common stock under dividend reinvestment plan	218	127	97
Repayment of stockholder loans	2,909	879	462
Amortization of restricted stock awards	3,542	4,421	9,401

Net increase in net assets resulting from capital share transactions	76,880	122,442	109,994

Total increase in net assets	87,050	111,874	90,263
Net assets at beginning of period	666,087	554,213	463,950

Net assets at end of period	$753,137	$666,087	$554,213

Net asset value per common share	$12.83	$12.48	$12.22

Common shares outstanding at end of period	58,694	53,372	45,342

See notes to consolidated financial statements.

MCG Capital Corporation

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2006	2005	2004
Operating activities
Net income	$100,949	$68,193	$47,647
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	316	756	1,021
Amortization of restricted stock awards	3,542	4,421	9,401
Amortization of deferred debt issuance costs	4,122	3,646	1,558
Net realized losses (gains) on investments	14,587	(9,021)	8,250
Net unrealized (appreciation) depreciation on investments	(34,604)	1,343	(10,807)
Decrease (increase) in cash—securitization accounts from interest collections	2,650	(943)	(1,348)
Increase in interest receivable	(6,993)	(5,674)	(773)
Increase in accrued payment-in-kind interest and dividends	(22,128)	(13,936)	(3,239)
Decrease in unearned income	(70)	(3,730)	(6,207)
Decrease in other assets	1,722	2	424
(Decrease) increase in interest payable	(706)	2,979	1,740
Increase in other liabilities	6,546	2,584	5,264

Net cash provided by operating activities	69,933	50,620	52,931

Investing activities
Originations, draws and advances on loans	(410,874)	(465,232)	(339,102)
Principal payments on loans	373,923	274,743	168,340
Purchase of equity investments	(80,984)	(31,664)	(16,026)
Proceeds from sales of equity investments	2,683	24,956	13,861
Purchase of premises, equipment and software	(677)	(258)	(665)
Other acquisitions	—	—	(2,208)

Net cash used in investing activities	(115,929)	(197,455)	(175,800)

Financing activities
Net proceeds from borrowings	15,355	82,866	120,314
Decrease (increase) in cash—securitization accounts for paydown of principal on debt	28,933	(10,839)	(1,736)
Payment of financing costs	(7,342)	(1,378)	(6,758)
Dividends paid	(88,223)	(78,941)	(66,884)
Issuance of common stock, net of costs	70,429	117,142	100,131
Repayment of stockholder loans	2,909	879	462

Net cash provided by financing activities	22,061	109,729	145,529

(Decrease) increase in cash and cash equivalents	(23,935)	(37,106)	22,660
Cash and cash equivalents at beginning of period	45,626	82,732	60,072

Cash and cash equivalents at end of period	$21,691	$45,626	$82,732

Supplemental disclosures
Interest paid	$32,824	$16,475	$7,210
Income taxes paid (received)	298	—	(98)

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2006

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Control Investments: Majority-owned (5):
Broadview Networks Holdings,	Communications-CLEC	Series A Preferred Stock (12.0%, 87,254 shares)		$64,318	$74,165
Inc.(2)(13)		Series A-1 Preferred Stock (12.0%, 100,702 shares)		57,380	85,597
		Common Stock (4,698,987 shares)		—	—
Chesapeake Tower Holdings,	Communications-Other	Senior Debt (11.4%, Due 5/10)	$400	400	400
LLC		Preferred LLC Interest (8.0%, 3,139 units)		3,139	3,139
		Class A Common LLC Interest (4,000 units)		—	—
Cleartel Communications,	Communications-CLEC	Subordinated Debt (14.7%, Due 12/10-12/11)	71,962	71,962	71,962
Inc.(2)		Series B Preferred Stock (8.0%, 57,862 shares)		50,613	612
		Common Stock (9 shares)		540	—
		Guaranty ($7,125)
Helicon Cable Holdings,	Cable	Senior Debt (10.4%, Due 12/12)(12)	12,250	12,250	12,250
LLC(2)		Subordinated Debt (14.3%, Due 6/13)(12)	7,187	7,187	7,187
		Preferred LLC Interest (10.0%, 82,500 units)		9,180	9,180
		Standby Letter of Credit ($300)
Jet Plastica Investors, LLC(2)	Plastic Products	Subordinated Debt (14.0%, Due 3/13)(12)	26,159	26,159	26,159
		Preferred LLC Interest (8.0%, 301,595 units)		30,893	30,893
JupiterKagan, Inc.(2)(11)	Information Services	Senior Debt (12.1%, Due 3/10)(12)	5,349	5,349	5,349
		Series A Preferred Stock (10.0%, 100,000 shares)(6)		10,000	10,000
		Common Stock (770,000 shares)		—	—
		Standby Letter of Credit ($225)
		Guaranty ($1,353)
Midwest Tower Partners,	Communications-Other	Senior Debt (10.0%, 8/07)	9,781	9,781	9,781
LLC(2)		Subordinated Debt (14.3%, Due 2/08)(12)	17,485	17,485	17,485
		Preferred LLC Interest (14.0%, 17,697 units)		2,438	2,438
		Common LLC Interest (79,171 units)		201	5,213
RadioPharmacy Investors,	Healthcare	Senior Debt ( 9.9%, Due 12/10) (12)	7,000	7,000	7,000
LLC(2)		Subordinated Debt (15.0%, Due 12/11)(12)	9,258	9,258	9,258
		Preferred LLC Interest (8.0%, 70,000 units)		7,522	10,657
Superior Industries Investors,	Sporting Goods	Subordinated Debt (14.0%, Due 3/13-3/15)(12)	14,083	14,083	14,083
LLC(2)		Preferred LLC Interest (8.0%, 125,400 units)		12,837	12,837
Superior Publishing	Newspaper	Subordinated Debt (20.0%, Due 10/10)(12)	20,731	19,022	19,022
Corporation(2)		Series A Preferred Stock (12.0%, 7,999 shares)		7,999	9,244
		Common Stock (100 shares)		365	—
Working Mother Media, Inc.(6)	Publishing	Senior Debt (8.8%, Due 12/08)	17,869	11,546	11,546
		Class A Preferred Stock (13.0%, 12,497 shares)		12,497	5,019
		Class B Preferred Stock (13.0%, 1 share)		1	—
		Class C Preferred Stock (13.0%, 1 share)		1	—
		Common Stock (510 shares)		1	—
		Guaranty ($476)
Total Control Investments: Majority-owned (represents 37.5% of total investments at fair value)				481,407	470,476

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2006

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Control Investments: Non-majority owned (4):
Crystal Media Network,	Broadcasting	LLC Interest		$3,060	$547
LLC(1)(6)
Intran Media, LLC	Other Media	Senior Debt (9.9%, Due 12/11)(12)	$12,000	12,000	12,000
		Preferred Units (10.0%, 86,000 units)		8,661	8,661
National Product Services,	Business Services	Senior Debt (13.2%, Due 6/09)	12,316	5,710	12,365
Inc.(2)		Subordinated Debt (16.0%, Due 6/09)	11,594	10,225	3,035
		Common Stock (995,428 shares)		—	—
Platinum Wireless, Inc.(6)	Communications-Other	Common Stock (2,937 shares)		4,640	3,764
		Option to purchase Common Stock		272	—
		(expire 12/31/13)
PremierGarage Holdings,	Home Furnishings	Senior Debt (10.1%, Due 6/10-12/10)	10,700	10,700	10,700
LLC(2)		Preferred LLC Units (8.0%, 445 units)		4,592	4,592
		Common LLC Units (356 units)
Total Control Investments: Non-majority-owned (represents 4.4% of total investments at fair value)				59,860	55,664
Total Control Investments: (represents 41.9% of total investments at fair value)				541,267	526,140
Affiliate Investments (3):
Advanced Sleep Concepts, Inc. (2)	Home Furnishings	Senior Debt (13.8%, Due 10/11 ) (12) Subordinated Debt (16.0%, Due 4/12) (12) Common Stock (423 shares) Warrants to Purchase Common Stock (expire 10/12/16)	7,000 4,540	7,000 4,540 524 348	7,000 4,540 524 348
Cherry Hill Holdings, Inc.(2)	Photographic Studio	Senior Debt (12.9%, Due 8/11)(12)	12,122	12,122	12,122
		Series A Preferred Stock (10.0%, 750 shares)		775	775
iVerify.US Inc.(6)	Communications-Other	Preferred Stock (8.0%, 54 shares)		578	—
		Common Stock (20 shares)		550	—
NYL Brands Holdings,	Clothing & Accessories	Subordinated Debt (13.0%, Due 2/11)(12)	10,000	10,000	10,000
Inc.(2)		Class A Common Stock (1,500 shares)		1,500	1,500
		Warrants to purchase Common Stock		331	526
		(expire 2/3/16)
On Target Media, LLC	Other Media	Class A LLC Interest (10.0%, 68 units)		1,836	1,836
		Class B LLC Interest (68 units)		—	1,613
Stratford School Holdings, Inc. (2)	Education	Senior Debt (9.9%, Due 7/11- 9/11) (12) Subordinated Debt (14.0%, Due 12/11) (12) Preferred Stock (12.0%, 10,000 shares) Warrants to purchase Common Stock (expire 5/31/15)	14,500 6,924	14,500 6,924 60 68	14,500 6,924 2,997 1,026
Sunshine Media Delaware,	Publishing	Senior Debt (14.7%, Due 12/08)	13,632	12,281	12,281
LLC(2)		Class A LLC Interest (8.0%, 563,808 units)		564	329
		Option to acquire Warrants to purchase Class B		—	—
		LLC interest (expire 5/31/14)
TNR Entertainment Corp.	DVD Rental	Senior Debt (10.4%, Due 7/10)(12)	12,500	12,500	12,500
		Subordinated Debt (17.5%, Due 1/11) (12)	13,067	13,067	13,067
		Series D Preferred Stock (1,806,452 shares)		3,000	3,000
		Warrants to purchase Series D Preferred Stock		—	—
		(expire 7/31/16)

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2006

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
XFone, Inc(6)(10)	Communications-Other	Common Stock (868,947 shares)		$2,485	$2,482
		Warrants to purchase common stock		—	—
		(expire 3/3/11)
Total Affiliate Investments (represents 8.7% of total investments at fair value)				105,553	109,890
Non-Affiliate Investments (less than 5% owned):
Allen's TV Cable Service, Inc.	Cable	Senior Debt (12.1%, Due 12/12) (12)	$7,998	7,998	7,998
		Subordinated Debt (12.1%, Due 12/12) (12)	2,096	2,096	2,096
		Warrants to purchase Common Stock (expire 11/30/15)		—	—
Amerifit Nutrition, Inc. (2)	Drugs	Senior Debt (12.0%, Due 3/10) (12)	5,569	5,569	5,569
B & H Education, Inc. (2)	Education	Senior Debt (10.4%, Due 3/10) (12)	4,000	4,000	4,000
		Preferred Stock (12.0%, 5,384 shares)		1,188	1,540
Badoud Enterprises, Inc. (2)	Newspaper	Senior Debt (10.4%, Due 9/11) (12)	4,799	4,799	4,799
BLI Holdings, Inc. (2)	Drugs	Subordinated Debt (13.1%, Due 3/10) (12)	10,000	10,000	10,000
Builders First Source, Inc.	Building & Development	Senior Debt (7.9%, Due 8/11) (12)	886	886	873
Cambridge Information Group, Inc. (2)	Information Services	Subordinated Debt (12.9%, Due 11/11) (12)	8,500	8,500	8,500
CEI Holdings, Inc.	Cosmetics	Subordinated Debt (13.1%, Due 12/11) (12)	4,755	4,755	4,755
Communications & Power Industries, Inc.	Aerospace & Defense	Senior Debt (7.6%, Due 7/10) (12)	741	741	744
Communicom Broadcasting, LLC (2)	Broadcasting	Senior Debt (12.4%, Due 2/11) (12)	8,068	8,068	8,068
Community Media Group, Inc. (2)	Newspaper	Senior Debt (9.9%, Due 9/10) (12)	19,730	19,730	19,730
Cornerstone Healthcare Group Holding, Inc.	Healthcare	Subordinated Debt (14.0%, Due 7/12) (12)	7,206	7,206	7,206
Country Road Communications LLC (2)	Communications-Other	Subordinated Debt (13.3%, Due 7/13) (12)	13,000	13,000	13,000
Creative Loafing, Inc. (2)	Newspaper	Senior Debt (12.0%, Due 6/10) (12)	18,275	18,275	18,275
Crescent Publishing Company LLC (2)	Newspaper	Senior Debt (15.1%, Due 6/09-6/10) (12)	7,503	7,503	7,503
Cruz Bay Publishing, Inc.	Publishing	Subordinated Debt (12.4%, Due 12/13)	20,000	20,000	20,000
CWP/RMK Acquisition Corp.	Home Furnishings	Senior Debt (8.9%, Due 6/11) (12)	6,250	6,250	6,250
		Subordinated Debt (13.4%, Due 12/12) (12)	11,750	11,750	11,750
		Common Stock (500 Shares)		500	500
Dayton Parts Holdings, LLC (2)	Auto Parts	Subordinated Debt (12.5%, Due 6/11) (12) Preferred LLC Interest (10.0%, 16,470 units) Class A LLC Interest (8.0%, 10,980 units)	16,000	16,000 589 408	16,000 589 609
D&B Towers, LLC	Communications-Other	Senior Debt (15.4%, Due 6/08) (12)	5,412	5,412	5,062
dick clark productions, inc. (2)(6)	Broadcasting	Common Stock (235,714 shares)		210	510
		Warrants to purchase Common Stock (expire 7/25/11)		858	5,049
The e-Media Club I, LLC (6)	Investment Fund	LLC Interest (74 units)		88	34
EAS Group, Inc.	Technology	Subordinated Debt (16.0%, Due 4/11) (12)	11,529	11,529	11,529
Empower IT Holdings, Inc. (2)	Information Services	Senior Debt (11.9%, Due 5/12) (12)	7,959	7,959	7,959
		Subordinated Debt (14.5%, Due 6/12) (12)	5,116	5,116	5,116
Equibrand Holding Corporation (2)	Leisure Activities	Senior Debt (12.4%, Due 9/10) (12) Subordinated Debt (15.8%, Due 3/11) (12)	4,640 9,674	4,640 9,674	4,640 9,674
Flexsol Packaging Corp.	Chemicals/Plastics	Subordinated Debt (13.5%, Due 12/12) (12)	3,000	3,000	2,955

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2006

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
GoldenSource Holdings Inc. (6)	Technology	Warrants to purchase Common Stock (expire 10/31/08)		$—	$—
Home Interiors & Gifts, Inc.	Home Furnishings	Senior Debt (10.4%, Due 3/11)	$4,492	4,492	3,308
Jenzabar, Inc. (2)	Technology	Senior Preferred Stock (11.0%, 5,000 shares)		6,381	6,381
		Subordinated Preferred Stock (109,800 shares)		1,098	1,098
		Warrants to purchase Common Stock (expire 4/30/16)		422	17,180
The Joseph F. Biddle Publishing Company (2)	Newspaper	Senior Debt (8.9%, Due 12/11) (12)	7,050	7,050	7,050
Jupitermedia Corporation (6)	Information Services	Common Stock (148,373 shares)		2,114	1,175
Legacy Cabinets, Inc	Home Furnishings	Subordinated Debt (12.9%, Due 8/13) (12)	3,000	3,000	3,000
Marietta Intermediate Holding Corporation	Cosmetics	Subordinated Debt (14.8%, Due 12/11) (12)	2,000	2,000	1,517
MCI Holdings, LLC (2)	Healthcare	Subordinated Debt (12.7%, Due 3/12-4/13) (12)	29,791	29,791	29,791
		Class A LLC Interest (4,712,042 units)		3,000	3,388
Metropolitan Telecommunications Holding Company (2)	Communications-CLEC	Senior Debt (12.5%, Due 6/10-9/10) (12) Subordinated Debt (16.4%, Due 12/10) (12) Warrants to purchase Common Stock (expire 9/30/13)	20,725 10,929	20,725 10,929 1,843	20,725 10,929 8,320
MicroCal Holdings, LLC (2)	Laboratory Instruments	Senior Debt (9.9%, Due 3/10-9/10) (12)	12,800	12,800	12,800
		Subordinated Debt (14.5%, Due 3/11) (12)	9,115	9,115	9,115
Micro Dental Laboratories (2)	Healthcare	Senior Debt (10.7%, Due 5/11-11/11) (12)	13,186	13,186	13,186
		Subordinated Debt (15.0%, Due 5/12) (12)	6,999	6,999	6,999
Miles Media Holding, LLC (2)	Publishing	Senior Debt (11.9%, Due 6/12) (12)	9,150	9,150	9,150
		Subordinated Debt (16.4%, Due 12/12) (12)	4,000	4,000	4,000
		Warrants to purchase LLC Units (expire 6/09 and 6/15)		439	2,119
National Display Holdings, LLC (2)	Electronics	Senior Debt (11.4%, Due 12/11) (12) Subordinated Debt (15.0%, Due 12/12) (12) Class A Common LLC Interest (1,000,000 units)	10,000 13,682	10,000 13,682 1,000	10,000 13,682 1,152
New Century Companies, Inc. (6)	Industrial Equipment	Warrants to purchase Common Stock (expire 6/30/10)		—	—
PartMiner, Inc. (2)	Information Services	Senior Debt (14.9%, Due 6/09) (12)	3,341	3,341	3,341
Philadelphia Newspapers, LLC	Newspapers	Subordinated Debt (16.0%, Due 6/14) (12)	5,017	5,017	5,017
Powercom Corporation (2)	Communications-CLEC	Senior Debt (12.0%, Due 12/06)	1,798	1,798	1,798
		Warrants to purchase Class A Common Stock (expire 6/30/14)		286	—
Quantum Medical Holdings, LLC (2)	Laboratory Instruments	Senior Debt (11.1%, Due 12/10-5/11) (12) Subordinated Debt (15.0%, Due 12/11) (12) Preferred LLC Interest (1,000,000 units)	17,500 18,032	17,500 18,032 421	17,500 18,032 955
Restaurant Technologies, Inc.	Food Services	Subordinated Debt (16.0%, Due 2/12) (12)	20,923	20,923	20,923
		Series A-4 Convertible Preferred Stock (7,813 Shares)		281	281
Sagamore Hill Broadcasting, LLC (2)	Broadcasting	Senior Debt (11.4%, Due 11/09) (12)	14,000	14,000	14,000

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2006

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Summit Business Media Intermediate Holding Company, LLC	Information Services	Subordinated Debt (12.4%, Due 12/13)	$6,000	$6,000	$6,000
Switch & Data Holdings, Inc.	Business Services	Subordinated Debt (12.6%, Due 4/11) (12)	12,000	12,000	12,000
Team Express, Inc. (2)	Retail	Subordinated Debt (15.0%, Due 6/11) (12)	7,327	7,327	7,327
Teleguam Holdings, LLC (2)	Communications-Other	Subordinated Debt (12.4%, Due 10/12) (12)	20,000	20,000	20,000
Total Sleep Holdings, Inc. (2)(6)	Healthcare	Subordinated Debt (16.0%, Due 9/11) (12)	23,179	23,005	19,034
ValuePage, Inc. (6)	Communications-Other	Senior Debt (12.8%, Due 6/08)	1,146	1,095	1,095
VS&A-PBI Holding LLC (6)	Publishing	LLC Interest		500	—
VOX Communications Group Holdings, LLC (2)	Broadcasting	Senior Debt (13.6%, Due 12/07-6/10) (12) Convertible Preferred Subordinated Notes (12.4%, Due 6/15-10/16 )	11,054 1,317	11,000 1,244	11,000 677
Wicks Business Information, LLC	Publishing	Unsecured Note (10.3%, Due 2/08)	237	237	237

Wiesner Publishing Company, LLC	Publishing	Warrants to purchase LLC Units (expire 6/30/12)		406	3,339
Wire Rope Corporation of America, Inc.	Industrial Equipment	Senior Debt (13.1%, Due 6/11) (12)	6,000	6,000	6,120
WirelessLines II, Inc.	Communications-Other	Senior Debt (8.0%, Due 4/07)	129	129	129
Xpressdocs Holdings, Inc (2)	Business Services	Senior Debt (9.3%, Due 7/11) (12)	17,255	17,255	17,255
		Subordinated Debt (14.0%, Due 7/12) (12)	6,075	6,075	6,075
		Series A Preferred Stock (161,870 shares)		500	500
Total Non-Affiliate Investments (represents 49.4% of total investments at fair value)				595,885	621,582
Total Investments				1,242,705	1,257,612
Unearned Income				(9,539)	(9,539)

Total Investments Net of Unearned Income				$1,233,166	$1,248,073

Call Options Written
Crystal Media Network, LLC (1)	Broadcasting	Call options written		$—	$—
Total Call Options Written				$—	$—

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2005

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Control Investments: Majority-owned (5):
Broadview Networks Holdings, Inc. (2) (7)	Communications	Subordinated Debt (12.0%, Due 12/09)	$42,993	$42,993	$42,993
		Series A Preferred Stock (12.0%, 89,154 shares)		52,137	52,137
		Common Stock (2,228,937 shares)		—	—
Cleartel Communications,	Communications	Senior Debt (8.3%, Due 6/09)	28,850	28,850	28,850
Inc. (2)		Subordinated Debt (14.4%, Due 6/09)	9,356	9,356	9,356
		Series B Preferred Stock (8.0%, 57,859 shares)		50,613	40,684
		Common Stock (9 shares)		540	—
		Guaranty ($8,092)
Copperstate Technologies,	Security Alarm	Senior Debt (11.0%, Due 9/07)	1,272	1,272	1,272
Inc.		Class A Common Stock (20,000 shares)		2,000	946
		Class B Common Stock (10 shares)		—	—
		Warrants to purchase Class B Common Stock (expire 12/20/12)		—	—
		Standby Letter of Credit ($1,000)
Crystal Media Network,	Broadcasting	Senior Debt (11.4%, Due 5/06)	1,099	947	947
LLC (6)		LLC Interest		6,132	1,097
Helicon Cable Holdings, LLC (2)	Cable	Senior Debt (9.2%, Due 12/12) Subordinated Debt (14.3%, Due 6/13) Preferred LLC Interest (10.0%, 82,500 units) Standby Letter of Credit ($300)	10,072 5,750	10,072 5,750 8,316	10,072 5,750 8,316
Midwest Tower Partners,	Communications	Subordinated Debt (14.1%, Due 2/07) (12)	16,813	16,813	16,813
LLC (2)		Preferred LLC Interest (14.0%, 17,697 units)		2,121	2,121
		Common LLC Interest (79,171 units)		201	1,332
Superior Publishing	Newspaper	Senior Debt (9.0%, Due 12/06) (12)	20,759	20,759	20,759
Corporation (2)		Subordinated Debt (20.0%, Due 12/06) (12)	22,692	20,141	20,141
		Series A Preferred Stock (12.0%, 7,999 shares)		7,999	8,545
		Common Stock (100 shares)		365	—
Telecomm South, LLC	Communications	Senior Debt (13.4%, Due 12/05)	7,996	2,582	1,100
		LLC Interest		10	—
West Coast Wireless Lines LLC	Conferences	LLC Interest		851	851
Working Mother Media,	Publishing	Senior Debt (7.5%, Due 6/06)	10,452	8,576	8,576
Inc. (6)		Class A Preferred Stock (13.0%, 12,497 shares)		12,497	4,192
		Class B Preferred Stock (13.0%, 1 share)		1	—
		Class C Preferred Stock (13.0%, 1 share)		1	—
		Common Stock (510 shares)		1	—
		Guaranty ($834)
Total Control Investments: Majority-owned (represents 26.1% of total investments at fair value)				311,896	286,850

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Control Investments: Non-majority owned (4):
ETC Group, LLC (6)	Publishing	Series A LLC Interest		$270	$123
		Series C LLC Interest		100	—
Fawcette Technical	Publishing	Senior Debt (14.5%, Due 12/06) (12)	$13,061	12,545	12,545
Publications Holding (2)		Subordinated Debt (14.8%, Due 12/06)	5,186	4,691	1,137
		Series A Preferred Stock (8,473 shares)		2,569	—
		Common Stock (5,010,379 shares)		—	—
Platinum Wireless, Inc.	Communications	Senior Debt (8.0%, Due 6/06)	389	389	389
		Common Stock (2,937 shares)		4,640	4,505
		Option to purchase Common Stock (expire 12/31/13)		272	98
Total Control Investments: Non-majority-owned (represents 1.7% of total investments at fair value)				25,476	18,797
Total Control Investments: (represents 27.8% of total investments at fair value)				337,372	305,647
Affiliate Investments (3):
iVerify. US Inc.	Security Alarm	Senior Debt (8.0%, Due 4/06)	75	75	75
		Common Stock (20 shares)		550	—
On Target Media, LLC	Other Media	Senior Debt (10.5%, Due 9/09) (12)	20,000	20,000	20,000
		Subordinated Debt (17.0%, Due 3/10) (12)	11,266	11,266	11,266
		Class A LLC Interest (10.0%, 68 units)		1,508	2,610
		Class B LLC Interest (68 units)		—	—
Stratford School Holdings,	Education	Senior Debt (9.5%, Due 6/11) (12)	6,500	6,500	6,500
Inc.(2)		Subordinated Debt (14.0%, Due 12/11) (12)	6,651	6,651	6,651
		Preferred Stock (12.0%, 10,000 shares)		1,059	1,059
		Warrants to purchase Common Stock (expire 5/31/15)		67	192
Sunshine Media Delaware,	Publishing	Senior Debt (13.7%, Due 12/07)	12,739	12,205	12,205
LLC (2)		Class A LLC Interest (8.0%, 563,808 units)		564	—
		Warrants to purchase Class B LLC interest (expire 1/31/11)		—	—
Total Affiliate Investments (represents 5.5% of total investments at fair value)				60,445	60,558

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Non-Affiliate Investments (less than 5% owned):
Allen's TV Cable Service, Inc.	Cable	Senior Debt (13.1%, Due 12/12) (12)	$7,130	$7,130	$7,130
		Subordinated Debt (12.6%, Due 12/12) (12)	2,007	2,007	2,007
		Warrants to purchase Common Stock (expire 12/31/15)		—	—
Amerifit Nutrition, Inc. (2)	Drugs	Senior Debt (13.9%, Due 3/10) (12)	6,623	6,623	6,623
Archway Broadcasting Group, LLC	Broadcasting	Senior Debt (11.0%, Due 12/08) (12)	4,900	4,900	4,900
Auto Europe, LLC	Equipment Leasing	Subordinated Debt (11.3%, Due 10/12) (12)	13,500	13,500	13,500
B & H Education, Inc. (2)	Education	Senior Debt (10.5%, Due 3/10) (12)	4,000	4,000	4,000
		Preferred Stock (12.0%, 5,384 shares)		1,060	1,078
Badoud Enterprises, Inc. (2)	Newspaper	Senior Debt (9.7%, Due 9/11)	5,449	5,449	5,449
BLI Holdings, Inc. (2)	Drugs	Subordinated Debt (12.2%, Due 3/10) (12)	10,000	10,000	10,000
Builders First Source, Inc.	Building & Development	Senior Debt (6.2%, Due 8/11) (12)	889	889	894
Cambridge Information Group, Inc. (2)	Information Services	Senior Debt (8.7%, Due 6/07-6/11) (12)	26,825	26,825	26,825
CEI Holdings, Inc.	Cosmetics	Subordinated Debt (11.1%, Due 12/11) (12)	2,377	2,377	2,270
Communications & Power Industries, Inc.	Aerospace & Defense	Senior Debt (6.6%, Due 7/10) (12)	1,778	1,778	1,797
Community Media Group, Inc. (2)	Newspaper	Senior Debt (8.9%, Due 9/10) (12)	22,365	22,365	22,365
Cornerstone Healthcare Group Holding, Inc.	Healthcare	Subordinated Debt (14.0%, Due 7/12) (12)	7,060	7,060	7,060
Country Road Communications LLC (2)	Communications	Subordinated Debt (11.6%, Due 7/13) (12)	13,000	13,000	13,000
Creative Loafing, Inc. (2)	Newspaper	Senior Debt (11.1%, Due 6/10) (12)	19,400	19,400	19,400
Crescent Publishing Company LLC (2)	Newspaper	Senior Debt (14.3%, Due 6/09-6/10) (12)	8,942	8,942	8,942
Cruz Bay Publishing, Inc. (2)	Publishing	Senior Debt (12.1%, Due 12/06) (12)	6,172	6,172	6,172
		Subordinated Debt (20.5%, Due 12/06) (12)	11,417	11,417	11,417
Dayton Parts Holdings, LLC(2)	Vehicle Parts & Supplies	Subordinated Debt (12.5%, Due 6/11)	16,000	16,000	16,000
		Preferred LLC Interest (10.0%, 16,371 units)		602	602
		Class A LLC Interest (8.0%, 10,914 units)		401	401

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
D&B Towers, LLC	Communications	Senior Debt (14.2%, Due 6/08) (12)	$5,022	$5,022	$5,022
dick clark productions, inc. (2)(6)	Broadcasting	Common Stock (235,714 shares)		210	111
		Warrants to purchase Common Stock (expire 7/25/11)		858	1,085
The e-Media Club, LLC (6)	Investment Fund	LLC Interest (74 units)		89	37
EAS Group, Inc.	Communications Equipment	Subordinated Debt (16.0%, Due 4/11) (12)	10,227	10,227	10,227
Empower IT Holdings, Inc. (2)	Information Services	Senior Debt (11.0%, Due 5/12)	10,000	10,000	10,000
		Subordinated Debt (14.5%, Due 6/12)	5,067	5,067	5,067
Equibrand Holding Corporation(2)	Leisure Activities	Senior Debt (11.5%, Due 3/10-9/10) (12)	4,640	4,640	4,640
		Subordinated Debt (16.0%, Due 3/11) (12)	8,763	8,763	8,763
Flexsol Packaging Corp.	Chemicals/Plastics	Subordinated Debt (10.7%, Due 12/12) (12)	5,000	5,000	5,000
GoldenSource Holdings Inc.(2)	Technology	Senior Debt (9.0%, Due 9/08)	17,000	17,000	17,000
		Warrants to purchase Common Stock (expire 10/31/08)		—	—
The Hillman Group, Inc.	Home Furnishings	Senior Debt (7.7%, Due 3/11) (12)	5,910	5,910	6,010
Home Interiors & Gifts, Inc.	Home Furnishings	Senior Debt (9.4%, Due 3/11) (12)	4,668	4,668	4,290
I-55 Internet Services, Inc. (6)	Communications	Senior Debt (17.5%, Due 12/06)	1,778	1,778	1,539
		Warrants to purchase Common Stock (expire 4/30/10)		366	—
Images.com, Inc.	Information Services	Senior Debt (12.5%, Due 12/07) (12)	2,664	2,664	2,664
Information Today, Inc. (2)	Information Services	Senior Debt (11.0%, Due 9/08) (12)	6,915	6,915	6,915
Instant Web, Inc.	Direct Mail Advertiser	Senior Debt (7.8%, Due 2/11) (12)	4,962	4,962	5,037
Jenzabar, Inc. (2)	Technology	Senior Debt (12.5%, Due 4/09) (12)	12,000	12,000	12,000
		Subordinated Debt (18.0%, Due 4/09-4/12) (12)	7,467	7,467	7,467
		Senior Preferred Stock (11.0%, 5,000 shares)		5,831	5,831
		Subordinated Preferred Stock (109,800 shares)		1,098	1,098
		Warrants to purchase Common Stock (expire 4/30/16)		422	7,630
The Joseph F. Biddle Publishing Company (2)	Newspaper	Senior Debt (7.4%, Due 12/11) (12)	7,225	7,225	7,225

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Jupitermedia Corporation	Information Services	Common Stock (148,373 shares)		$2,115	$2,084
Managed Health Care Associates, Inc.	Drugs	Senior Debt (10.3%, Due 6/09-6/10) (12)	$4,380	4,380	4,380
MD Beauty, Inc	Cosmetics	Subordinated Debt (11.3%, Due 2/13) (12)	9,000	9,000	9,079
MCI Holdings, LLC (2)	Healthcare	Subordinated Debt (12.5%, Due 3/12)	17,102	17,102	17,102
		Class A LLC Interest (4,712,042 units)		3,000	3,000
Metropolitan Telecommunications Holding Company (2) (9)	Communications	Senior Debt (11.6%, Due 6/10-9/10) (12)	22,000	22,000	22,000
		Subordinated Debt (15.5%, Due 12/10) (12)	10,929	10,929	10,929
		Warrants to purchase Common Stock (expire 9/30/13)		1,843	3,897
Michael May	Security Alarm	Senior Debt (12.0%, Due 2/08)	450	450	450
MicroCal Holdings, LLC (2)	Laboratory Instruments	Senior Debt (9.0%, Due 3/10-9/10) (12)	13,900	13,900	13,900
		Subordinated Debt (14.5%, Due 3/11) (12)	9,115	9,115	9,115
MicroDental Laboratories (2)	Healthcare	Senior Debt (9.8%, Due 5/11-11/11) (12)	11,767	11,767	11,767
		Subordinated Debt (15.0%, Due 5/12) (12)	6,113	6,113	6,113
Miles Media Holding, Inc. (2)	Publishing	Senior Debt (10.9%, Due 6/12) (12)	8,287	8,287	8,287
		Subordinated Debt (15.4%, Due 12/12) (12)	4,000	4,000	4,000
		Warrants to purchase Common Stock (expire 6/09 and 6/15)		439	837
Monotype Imaging Holdings Corp. (2)	Technology	Senior Debt (8.8%, Due 11/09) (12)	4,850	4,850	4,850
MultiPlan, Inc.	Insurance	Senior Debt (7.0%, Due 3/09) (12)	3,194	3,194	3,234
Nalco Company	Ecological Services	Senior Debt (6.3%, Due 11/10) (12)	4,162	4,162	4,217
National Display Holdings, LLC(2)	Electronics	Senior Debt (9.7%, Due 12/10-12/11)	20,087	20,087	20,087
		Subordinated Debt (15.0%, Due 12/12)	13,000	13,000	13,000
		Class A LLC Interest (1,000,000 units)		1,000	1,000
National Product Services, Inc.	Business Services	Subordinated Debt (14.0%, Due 6/07) (12)	10,225	10,225	10,225
New Century Companies, Inc. (6)	Industrial Equipment	Warrants to purchase Common Stock (expire 6/30/10)		—	—

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
OMP, Inc.	Drugs	Senior Debt (8.3%, Due 1/10-1/11) (12)	$7,714	$7,714	$7,714
PartMiner, Inc. (2)	Information Services	Senior Debt (15.0%, Due 6/09) (12)	5,240	5,240	5,240
Powercom Corporation (2)	Communications	Senior Debt (12.0%, Due 12/06) (12)	1,861	1,861	1,861
		Warrants to purchase Class A Common Stock (expire 6/30/14)		286	341
Quantum Medical Holdings, LLC (2)	Laboratory Instruments	Senior Debt (9.3%, Due 12/10-5/11)	17,535	17,535	17,535
		Subordinated Debt (15.0%, Due 12/11)	10,502	10,502	10,502
		Preferred LLC Interest (1,000,000 units)		1,001	1,001
R.R. Bowker, LLC (2)	Information Services	Senior Debt (11.4%, Due 12/08-12/09) (12)	16,650	16,650	16,650
Republic National Cabinet Corporation	Home Furnishings	Senior Debt (9.2%, Due 6/09) (12)	3,578	3,578	3,578
		Subordinated Debt (13.1%, Due 6/09) (12)	5,000	5,000	5,000
Sagamore Hill Broadcasting, LLC (2)	Broadcasting	Senior Debt (11.9%, Due 11/09) (12)	12,400	12,400	12,400
SCI Holdings, Inc	Communication Services	Subordinated Debt (11.5%, Due 11/12) (12)	7,500	7,500	7,500
Sheridan Healthcare, Inc.	Healthcare	Senior Debt (7.5%, Due 11/10) (12)	2,850	2,850	2,895
Sterigenics International, Inc.	Healthcare	Senior Debt (7.5%, Due 6/11) (12)	4,925	4,925	4,993
Survey Sampling International, LLC	Research	Senior Debt (7.3%, Due 5/11) (12)	3,911	3,911	3,943
Switch & Data Holdings, Inc.	Business Services	Subordinated Debt (11.6%, Due 4/11) (12)	12,000	12,000	12,000
SXC Health Solutions, Inc. (2)	Technology	Senior Debt (9.0%, Due 12/10) (12)	13,260	13,260	13,260
		Common Stock (1,111,100 shares)		1,235	2,630
Talk America Holdings, Inc. (6)	Communications	Warrants to purchase Common Stock (expire 8/17/06—3/31/07)		25	330

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2005

(in thousands, except share data)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Team Express, Inc.	Specialty Retail	Senior Debt (10.7%, Due 12/09-12/10) (12)	$13,364	$13,364	$13,364
		Subordinated Debt (15.0%, Due 6/11) (12)	7,108	7,108	7,108
Teleguam Holdings, LLC	Communications	Subordinated Debt (11.4%, Due 10/12) (12)	20,000	20,000	20,000
Tippmann Sports, LLC	Leisure Goods	Senior Debt (10.3%, Due 6/09) (12)	6,550	6,550	6,550
Total Sleep Holdings, Inc. (2)	Healthcare	Subordinated Debt (14.0%, Due 9/11) (12)	22,220	22,220	22,220
U. S. I. Holdings Corporation	Insurance	Senior Debt (6.7%, Due 8/08) (12)	2,970	2,970	2,982
VS&A-PBI Holding LLC (6)	Publishing	LLC Interest		500	—
VOX Communications Group Holdings, LLC (2)	Broadcasting	Senior Debt (10.8%, Due 12/07-6/10) (12)	10,350	10,350	10,350
		Convertible Preferred Subordinated Notes (12.0%, Due 6/15 )	1,062	1,062	1,062
Wicks Business Information, LLC	Publishing	Unsecured Notes (9.3%, Due 2/08)	215	215	215
Wiesner Publishing Company, LLC (2)	Publishing	Warrants to purchase membership interest in LLC (expire 6/30/12)		406	1,723
Wire Rope Corporation of America, Inc.	Industrial Equipment	Senior Debt (11.9%, Due 6/11) (12)	6,000	6,000	6,180
WirelessLines II, Inc.	Communications	Senior Debt (8.0%, Due 4/07)	185	185	185
Total Non-Affiliate Investments (represents 66.7% of total investments at fair value)			—	719,440	731,355
Total Investments				1,117,257	1,097,560
Unearned Income				(9,062)	(9,062)

Total Investments Net of Unearned Income				$1,108,195	$1,088,498

Call options written (included in Other Liabilities in the Consolidated Balance Sheets)
Metropolitan Telecommunications Holding Company (9)	Communications	Call options written		$575	$575
Total Call Options Written				$575	$575

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments—(Continued)

December 31, 2006 and 2005

(in thousands, except share data)

(1)	In August 2006, MCG sold 50.1% of its equity in Crystal Media Network, LLC (“Crystal Media”). As part of the same transaction, Crystal Media’s outstanding debt was paid off. As part of the transaction, MCG also issued a written call option to the buyer on up to an additional 10% ownership interest in Crystal Media for $110. The option expires January 31, 2008.
(2)	Some of the securities listed are issued by affiliate(s) of the listed portfolio company.
(3)	Affiliate investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns at least 5% but not more than 25% of the voting securities of the company.
(4)	Non-majority owned control investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 25% but not more than 50% of the voting securities of the company.
(5)	Majority owned investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 50% of the voting securities of the company.
(6)	Non-income producing at the relevant period end.
(7)	In January 2005, MCG IH II, Inc., the sole owner of one of the Company’s majority-owned controlled portfolio companies, Bridgecom Holdings, Inc., completed a merger with and into BV-BC Acquisition Corporation, a wholly-owned subsidiary of Broadview Networks, Inc. The Company’s economic ownership in the new merged entity dropped below 50%; however, the Company retained greater than 50% of the voting control of the merged entity. Accordingly, our investment will continue to be reflected as a majority-owned control portfolio company.
(8)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates. Rates on preferred stock and preferred LLC interests, where applicable, represent the contractual rate.
(9)	In June 2005, MCG granted Metropolitan Telecommunication Holding Company an option to repurchase all of the warrants to purchase their common stock held by MCG at the time for $5,750. This option expired on March 31, 2006.
(10)	In March 2006, I-55 Internet Services, Inc. merged with XFone, Inc.
(11)	In March 2006, a subsidiary of JupiterKagan, Inc., a majority-owned controlled portfolio company, purchased the JupiterResearch division of Jupitermedia Corporation. At December 31, 2005, Kagan Research, LLC was a consolidated subsidiary of MCG.
(12)	Some or all of this security has been pledged as collateral in one or more of MCG’s credit facilities. See Note 3 to the Consolidated Financial Statements.
(13)	In September 2006, Broadview Networks Holdings, Inc. (“Broadview”) acquired ATX Communications, Inc. (“ATX”). In connection with the acquisition of ATX, MCG converted its Broadview subordinated debt to Broadview preferred stock. See Note 8 to the Consolidated Financial Statements for more detail on the ATX acquisition and its impact on the Company’s investment in Broadview.

See notes to consolidated financial statements

MCG Capital Corporation

Notes to Consolidated Financial Statements

(in thousands, except per share data)

Note 1—Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies

Description of Business and Basis of Presentation

MCG Capital Corporation (“MCG” or the “Company”) is a solutions-focused commercial finance company providing capital and advisory services to middle market companies throughout the United States. The Company is a non-diversified internally managed, closed-end investment company that elected to be treated as a business development company under the Investment Company Act of 1940, as amended (“1940 Act”).

The Company conducts some of its activities through wholly owned special purpose financing subsidiaries. These subsidiaries are bankruptcy remote, special purpose entities to which the Company transfers certain loans. Each financing subsidiary in turn transfers the loans to a Delaware statutory trust. The transfers of the loans to the Delaware statutory trusts are structured as on-balance sheet securitizations for accounting purposes.

The Company has formed a subsidiary, Solutions Capital I, LP, which has applied to the United States Small Business Administration (“SBA”) for a license to operate as a small business investment company (“SBIC”) under the Small Business Investment Act of 1958, as amended. In connection with the formation of Solutions Capital I, LP, the Company organized another wholly owned subsidiary, Solutions Capital GP, LLC, as a Delaware limited liability company. Solutions Capital GP, LLC will act as the general partner of Solutions Capital I, LP, while the Company will be the sole limited partner.

The Company also uses wholly owned subsidiaries, all of which are structured as Delaware corporations, to hold the assets of one or more of its portfolio companies. Some of these subsidiaries have wholly owned subsidiaries, all of which are Delaware corporations, that hold the assets of certain of the Company’s portfolio companies.

The accompanying financial statements reflect the consolidated accounts of MCG, including Solutions Capital I, LP, Solutions Capital GP, LLC, and MCG’s special purpose financing subsidiaries, MCG Finance I, LLC, MCG Finance II, LLC, MCG Finance III, LLC, MCG Finance IV, LLC, MCG Finance V, LLC, MCG Finance VI, LLC, MCG Finance VII, LLC, and MCG Finance VIII, LLC, with all significant intercompany balances eliminated. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments, including those in which it has a controlling interest. Prior to January 1, 2006, Kagan Research, LLC was one of the Company’s consolidated subsidiaries. During the first quarter of 2006, Kagan Research, LLC and Jupiter Research, LLC merged to create JupiterKagan, Inc., which is reflected on the Company’s schedule of investments.

Use of estimates

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States. This requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Summary of Significant Accounting Policies

Income Recognition

Interest and dividend income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. When a loan becomes more than 90 days past due, or if MCG otherwise does not expect the customer to be able to service its debt and other obligations, MCG will, as a general matter, place the loan on non-accrual status and will

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

generally cease recognizing interest income on that loan until all principal and interest has been brought current through payment or due to a restructuring been restructured such that the interest income is deemed to be collectible. However, MCG may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection.

Dividend income on equity investments that have stated accruing dividend rates is recorded on the accrual basis to the extent that such amounts are expected to be collected. Dividend income on common equity investments is recorded when declared and paid.

Contractual paid-in-kind (PIK) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. MCG will generally cease accruing PIK if there is insufficient value to support the accrual or it does not expect the customer to be able to pay all principal and interest due.

Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees. The borrowers granting these interests are typically non-publicly traded companies. MCG records the financial instruments received at fair value as determined by MCG’s board of directors. Fair values are determined using various valuation models which estimate the underlying value of the associated entity. These models are then applied to MCG’s ownership share considering any discounts for transfer restrictions or other terms which impact the value. Changes in these values are recorded through MCG’s statement of operations. Any resulting discount on the loan from recordation of warrant and other equity instruments are accreted into income over the term of the loan.

Other income

Advisory fees and other income is related to advisory and management services, equity structuring fees, prepayment fees, research revenues, bank interest, and other fees. The Company charges fees for advisory or management services that it provides to its portfolio companies. These fees are charged at market rates as documented in an agreement between the Company and the portfolio company that outlines the services and the fees to which both parties have agreed. Advisory and management services fees are recognized when earned. Equity structuring fees are recognized as earned, which is generally when the investment transaction closes. Prepayment fees are recognized upon receipt.

Securitization Transactions

Periodically, MCG transfers pools of loans to bankruptcy remote, special purpose entities for use in securitization transactions. These transfers of loans are treated as secured borrowing financing arrangements in accordance with FASB SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”.

Cash and Cash Equivalents

Cash and cash equivalents as presented in the balance sheet and the statement of cash flows includes bank checking accounts, highly liquid investments with original maturities of 90 days or less, and interest bearing deposits collateralized by marketable debt securities.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Cash, Securitization Accounts

Cash, securitization accounts includes amounts held in designated bank accounts representing principal and interest payments received on securitized loans or other reserved amounts associated with the Company’s securitization facilities. The Company is required to use these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the related securitization agreements.

Cash, Restricted

Cash, restricted includes cash that was received in exchange for the sale of an asset that is currently held in escrow.

Investments

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which MCG owns more than 25% of the voting securities or maintains greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as those non-control investments in companies in which MCG owns between 5% and 25% of the voting securities. Under the 1940 Act, “Non-affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

All investments are carried at fair value with any adjustments recorded in the statement of operations as investment gains (losses)—unrealized. The Company determines the value of each investment in its portfolio on a quarterly basis. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in the Company’s portfolio, the Company values substantially all of its investments at fair value as determined in good faith by the board of directors pursuant to a valuation policy and a consistent valuation process. At December 31, 2006, approximately 95% of the Company’s total assets represented investments of which approximately 97% are valued at fair value and approximately 3% are valued at market value based on readily ascertainable public market quotes at December 31, 2006. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, the Company is not permitted to provide a general reserve for anticipated loan losses. Instead, the Company must determine the fair value of each individual investment on a quarterly basis and record changes in fair value as unrealized appreciation or depreciation on investments in its statement of operations.

As a business development company, the Company invests primarily in illiquid securities including debt and equity securities of private companies. The structure of each debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. The Company generally includes many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership and corporate governance parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. In some cases, the Company’s loan agreements also allow for increases in the spread to the base index

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

rate if the financial or operational performance of the customer deteriorates or shows negative variances from the customer’s business plan and, in some cases, allow for decreases in the spread if financial or operational performance improves or exceeds the customer’s plan. The Company’s investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that the Company makes and the nature of its business, the Company’s valuation process requires an analysis of various factors. The Company’s fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

The Company bases the fair value of its investments on the enterprise value of the portfolio companies in which it invests. The enterprise value is the value at which an enterprise could be sold in a transaction between two willing parties other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for determining enterprise value and for any one portfolio company enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In determining the enterprise value of a portfolio company, the Company analyzes the portfolio company’s historical and projected financial results. The Company generally prepares discounted cash flow models based on its projections of the future free cash flows of the business and industry derived capital costs. The Company reviews external events, including private mergers and acquisitions, and includes these events in the enterprise valuation process. The Company also uses industry valuation benchmarks and reviews public market comparables. In certain cases, the Company retains independent valuation firms to perform valuations that it considers as part of its determination of portfolio company value. When an external event such as a purchase transaction, public offering, or subsequent debt or equity sale occurs, the pricing indicated by the external event may be used to corroborate the Company’s estimate of enterprise value.

For loans and debt securities, if there is adequate enterprise value to support the repayment of the Company’s debt then the fair value of its loan or debt security typically corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of the Company’s equity investments is determined based on various factors including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, as well as other pertinent factors such as recent offers to purchase a portfolio company, recent sales of the portfolio company’s equity securities, recent liquidation events or other events. The investment value is discounted if it is illiquid in nature and/or a minority, non-control position.

During the fourth quarter of 2006, in connection with its process for determining fair value as of December 31, 2006, the Company retained two independent valuation firms to perform independent valuations of certain of its portfolio companies. These valuations were considered by the board of directors in their determination of fair value. The Company intends to continue to utilize independent valuation consultants to obtain additional support in the preparation of our internal valuation analyses each quarter.

Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the date of the relevant period end. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

Debt Issuance Costs

Debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These costs are amortized into the consolidated statement of operations as interest expense ratably over the contractual term of the borrowing using the effective interest method.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Share-based Compensation

The Company recognizes share based compensation in accordance with FASB Statement No. 123 (revised 2004), “Share-Based Payment,” (“SFAS No. 123R”), which it adopted effective January 1, 2006 using the modified prospective method. Effective January 1, 2006, unearned compensation amounts previously recorded as a separate component of equity on the Company’s balance sheet are included in paid-in capital. In accordance with FAS 123R, the Company recognizes compensation cost related to share based awards for which forfeiture provisions are expected to lapse over the requisite service period.

Prior to January 1, 2006, the Company accounted for share based compensation in accordance with Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees.” The adoption of SFAS No. 123R did not impact the Company’s net operating income before investment gains and losses, net income, cash flows from operations, cash flows from financing activities, or basic and diluted earnings per share. See Note 9 for further discussion of the Company’s share based compensation.

Income Taxes

The Company currently qualifies as a regulated investment company (a “RIC”) for federal income tax purposes, which allows it to avoid paying corporate income taxes on any income or gains that it distributes to its shareholders. The Company has distributed and intends to distribute sufficient dividends to eliminate taxable income. The Company may also be subject to federal excise tax if it does not distribute at least 98% of its investment company taxable income in any calendar year and 98% of its capital gain net income in any calendar year.

The Company has certain wholly owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds one or more of the Company’s portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated with the Company for GAAP purposes, such that the Company’s consolidated financial statements reflect its investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass–through entities) and still satisfy the RIC tax requirement that at least 90% of the Company’s gross revenue for income tax purposes must consist of investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass–through entity) portfolio investment would flow through directly to the Company. To the extent that such income did not consist of investment income, it could jeopardize the ability of the Company to qualify as a RIC and therefore cause the Company to incur significant amounts of federal income taxes. Where the LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, however, their income is taxed to the Taxable Subsidiaries and does not flow through to the Company, thereby helping the Company preserve its RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense, if any, is reflected in the Company’s Consolidated Statement of Operations.

Earnings Per Share

Basic earnings per share is computed by dividing net income applicable to common stockholders by the weighted average number of shares of common stock outstanding for the period. Diluted earnings per share is computed by dividing such net income by the sum of the weighted average number of shares outstanding for the period and the dilutive impact of restricted stock for which forfeiture provisions have not lapsed.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Goodwill

The Company records goodwill in accordance with FASB Statement No. 142, “Goodwill and Other Intangible Assets” (“SFAS No. 142”). As of December 31, 2006 and December 31, 2005, the balance of goodwill was $3,851 and $6,224, respectively, and is included in other assets on the Consolidated Balance Sheets. In accordance with SFAS No. 142, the Company has tested its intangible assets with indefinite lives for impairment and determined that there were no impairments as of those dates.

Reclassifications

Certain prior period information has been reclassified to conform to current year presentation.

Recent Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 123 (revised 2004), “Share-Based Payment” (SFAS No. 123R), which replaced SFAS No. 123 and superseded APB Opinion No. 25. SFAS No. 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. SFAS No. 123R is effective beginning with the first interim period of the fiscal year beginning after June 15, 2005. MCG adopted SFAS No. 123R effective January 1, 2006. See Note 9, “Share Based Compensation”.

In June 2006, the FASB issued FASB Interpretation No. 48 (“FIN No. 48”), “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109”, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN No. 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 will be effective as of the last day of the first reporting period beginning after December 15, 2006, which is March 31, 2007.

The Company has conducted a review of all open tax year’s income recognition and expense deduction filing positions and income tax returns filed (federal and state) for determination of any uncertain tax positions that may require recognition of a tax liability. This review encompassed an analysis of all book/tax difference adjustments as well as the timing of income and expense recognition for all tax years still open under the statute of limitations. As a result, the Company has determined that it is more likely than not that each tax position taken on a previously filed return or to be taken on current tax returns will be sustained on examination based on the technical merits of the positions and therefore, no recognition of a tax liability on an uncertain tax position for FIN No. 48 purposes is anticipated.

In September 2006, the FASB issued SFAS No. 157 (“SFAS No. 157”), “Fair Value Measurements.” Among other requirements, SFAS No. 157 defines fair value and establishes a framework for measuring fair value and also expands disclosure about the use of fair value to measure assets and liabilities. SFAS No. 157 is effective for the first fiscal year that begins after November 15, 2007. The Company is currently evaluating the impact of SFAS No. 157 on its financial position and results of operations.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Note 2—Investments

The composition of MCG’s investments as of December 31, 2006 and 2005, at cost, was as follows, excluding unearned income:

	December 31, 2006		December 31, 2005
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio
Secured senior debt	$384,490	30.9%	$544,449	48.7%
Subordinated debt
Secured	506,681	40.8	333,080	29.8
Unsecured	25,233	2.0	61,557	5.5

Total debt investments	916,404	73.7	939,086	84.0

Preferred equity	296,942	23.9	146,905	13.1
Common/Common equivalents equity	29,359	2.4	31,266	2.9

Total equity investments	326,301	26.3	178,171	16.0

Total	$1,242,705	100.0%	$1,117,257	100.0%

The composition of MCG’s investments as of December 31, 2006 and 2005, at fair value, was as follows, excluding unearned income:

	December 31, 2006		December 31, 2005
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Secured senior debt	$389,721	31.0%	$542,981	49.5%
Subordinated debt
Secured	494,992	39.3	329,498	30.0
Unsecured	24,666	2.0	61,557	5.6

Total debt investments	909,379	72.3	934,036	85.1

Preferred equity	285,150	22.7	126,664	11.5
Common/Common equivalents equity	63,083	5.0	36,860	3.4

Total equity investments	348,233	27.7	163,524	14.9

Total	$1,257,612	100.0%	$1,097,560	100.0%

The Company’s debt instruments generally provide for a contractual variable interest rate generally ranging from approximately 10% to 16%, a portion of which may be deferred. At December 31, 2006, approximately 64% of loans in the portfolio, based on amounts outstanding at fair value, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 36% were at fixed rates. In addition, at December 31, 2006, approximately 31% of the loan portfolio has floors of between 1.50% and 3.0% on the LIBOR base index. The Company’s loans generally have stated maturities at origination that range from four to eight years. Customers typically pay an origination fee based on a percentage of the commitment amount. They also often pay a fee based on any undrawn commitments.

When one of the Company’s loans becomes 90 days or more past due, or if the Company otherwise does not expect the customer to be able to service its debt and other obligations, the Company will, as a general matter, place the loan on non-accrual status and will generally cease recognizing interest income on that loan until all

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

past due principal and interest has been brought current through payment or due to a restructuring such that the interest income is determined to be collectible. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. The following table summarizes our loans greater than 90 days past due and loans on non-accrual status, at fair value, at December 31, 2006 and December 31, 2005:

	December 31, 2006			December 31, 2005
	Fair Value	% of Loan Portfolio	% of Total Portfolio	Fair Value	% of Loan Portfolio	% of Total Portfolio
Loans greater than 90 days past due
On non-accrual status	$20,129	2.21%	1.60%	$3,218	0.34%	0.29%
Not on non-accrual status	1,798	0.20%	0.14%	13,553	1.45%	1.23%

Total loans greater than 90 days past due	$21,927	2.41%	1.74%	$16,771	1.79%	1.52%

Loans on non-accrual status
0 to 90 days past due	$15,259	1.68%	1.21%	$9,522	1.02%	0.87%
Greater than 90 days past due	20,129	2.21%	1.60%	3,218	0.34%	0.29%

Total loans on non-accrual status	$35,388	3.89%	2.81%	$12,740	1.36%	1.16%

Loans on non-accrual status or greater than 90 days past due	$37,186	4.09%	2.95%	$26,293	2.81%	2.39%

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Set forth below are tables showing the composition of MCG’s portfolio by industry (excluding unearned income) at cost and fair value as of December 31, 2006 and 2005:

	December 31, 2006		December 31, 2005
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost(a)	Percentage of Total Portfolio(a)
Telecommunications—CLECs (competitive local exchange carriers)	$280,394	22.6%	$221,433	19.8%
Other Communications	81,605	6.6	71,725	6.4
Healthcare	106,967	8.6	89,532	8.0
Newspaper	89,760	7.2	112,645	10.1
Publishing	71,623	5.8	86,307	7.7
Laboratory Instruments	57,868	4.6	52,053	4.7
Plastic Products	57,052	4.6	—	—
Home Furnishings	53,696	4.3	19,156	1.7
Business Services	51,765	4.2	22,225	2.0
Information Services	48,379	3.9	75,476	6.8
Cable	38,711	3.1	33,275	3.0
Broadcasting	38,440	3.1	36,859	3.3
DVD Rental	28,567	2.3	—	—
Sporting Goods	26,920	2.2	—	—
Education	26,740	2.1	19,337	1.7
Electronics	24,682	2.0	34,087	3.0
Other Media	22,497	1.8	32,774	2.9
Food Services	21,204	1.7	—	—
Technology	19,430	1.6	58,895	5.3
Retail	19,158	1.5	20,472	1.8
Auto Parts	16,997	1.4	17,003	1.5
Drugs	15,569	1.2	28,717	2.6
Leisure Activities	14,314	1.2	13,403	1.2
Photographic Studio	12,897	1.0	—	—
Cosmetics	6,755	0.5	11,377	1.0
Car Rental	—	—	13,500	1.2
Other(b)	10,715	0.9	47,006	4.3

	$1,242,705	100.0%	$1,117,257	100.0%

(a)	Certain amounts have been reclassified into different industries to conform to the current period industry classification.
(b)	No individual industry within this category exceeds 1%.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

	December 31, 2006		December 31, 2005
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value(a)	Percentage of Total Portfolio(a)
Telecommunications—CLECs (competitive local exchange carriers)	$274,108	21.8%	$213,379	19.4%
Other Communications	83,988	6.7	68,846	6.3
Healthcare	106,519	8.5	91,040	8.4
Newspaper	90,640	7.2	112,826	10.3
Publishing	68,020	5.4	72,280	6.6
Laboratory Instruments	58,402	4.6	52,052	4.7
Plastic Products	57,052	4.5	—	—
Home Furnishings	52,512	4.2	18,878	1.7
Business Services	51,230	4.1	22,225	2.1
Information Services	47,440	3.8	75,444	6.9
Broadcasting	39,851	3.2	31,953	2.9
Cable	38,711	3.1	33,275	3.0
Technology	36,188	2.9	66,103	6.0
Education	30,987	2.5	19,479	1.8
DVD Rental	28,567	2.3	—	—
Sporting Goods	26,920	2.1	—	—
Electronics	24,834	2.0	34,087	3.1
Other Media	24,110	1.9	33,876	3.1
Food Services	21,204	1.7	—	—
Retail	19,353	1.5	20,472	1.9
Auto Parts	17,198	1.4	17,003	1.5
Drugs	15,569	1.2	28,717	2.6
Leisure Activities	14,314	1.1	13,403	1.2
Photographic Studio	12,897	1.0	—	—
Cosmetics	6,272	0.5	11,349	1.0
Car Rental	—	—	13,500	1.2
Other(b)	10,726	0.8	47,373	4.3

	$1,257,612	100.0%	$1,097,560	100.0%

(a)	Certain amounts have been reclassified into different industries to conform to the current period industry classification.
(b)	No individual industry within this category exceeds 1%.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

The Company has issued two call options on its investments. On June 30, 2005, the Company issued a call to Metropolitan Telecommunications Holding Company (“MetTel”) for $575 giving MetTel the right to acquire the remaining warrants to acquire MetTel stock held by the Company for $5,750. The call option issued to MetTel expired unexercised on March 31, 2006. On July 31, 2006, in connection with the sale of 50.1% of the ownership of Crystal Media Network, LLC (“CMN”) to a private investor, the Company issued an option to the private investor to acquire an additional 10% of the ownership of CMN from the Company for $110. The option to acquire 10% of CMN expires January 31, 2008 if not exercised prior to that date and is outstanding as of December 31, 2006. These call options are included in other liabilities at fair value on the Company’s consolidated balance sheets. The following table summarizes the call options issued for the years ended December 31, 2006 and 2005:

	Year Ended December 31, 2006		Year Ended December 31, 2005
	Cost	Fair Value	Cost	Fair Value
Call options outstanding at the beginning of the period	$575	$575	$—	$—
Call options written	—	—	575	575
Call options closed	—	—	—	—
Call options expired	(575)	(575)	—	—
Call options exercised	—	—	—	—

Call options outstanding at the end of the period	$—	$—	$575	$575

Note 3—Borrowings

The following is a summary of the borrowings for the years ended December 31, 2006, and 2005:

	December 31, 2006		December 31, 2005
	Facility amount	Amount outstanding	Facility amount	Amount outstanding
Unsecured Notes	$50,000	$50,000	$50,000	$50,000
Commercial Loan Trust 2005-2	—	—	250,000	159,181
Commercial Loan Trust 2006-2	200,000	84,040	—	—
Commercial Loan Funding Trust Facility	250,000	83,943	250,000	160,000
Term Securitizations
Series 2004-1 Class A-1 Asset Backed Bonds	—	—	81,138	81,138
Series 2004-1 Class A-2 Asset Backed Bonds	—	—	31,500	31,500
Series 2004-1 Class B Asset Backed Bonds	—	—	43,500	43,500
Series 2004-1 Class C Asset Backed Bonds	—	—	15,800	15,800
Series 2006-1 Class A-1 Notes	106,250	106,250	—	—
Series 2006-1 Class A-2 Notes	50,000	11,400	—	—
Series 2006-1 Class A-3 Notes	85,000	35,000	—	—
Series 2006-1 Class B Notes	58,750	58,750	—	—
Series 2006-1 Class C Notes	45,000	45,000	—	—
Series 2006-1 Class D Notes	47,500	47,500	—	—
Revolving Unsecured Credit Facility	100,000	—	50,000	—

Total	$992,500	$521,883	$771,938	$541,119

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

All of the Company’s debt facilities, except the Revolving Unsecured Credit Facility and the Unsecured Notes, are funded through the Company’s bankruptcy remote, special purpose, wholly owned subsidiaries and, therefore, the assets of these subsidiaries may not be available to the Company’s creditors. In some cases, advances under the Company’s debt facilities are subject to certain other covenants, including having sufficient levels of collateral and various restrictions on which loans the Company may leverage as collateral. The Company borrows directly as well as indirectly through credit facilities maintained by its subsidiaries.

Unsecured Notes.    On October 11, 2005, the Company issued $50,000 of investment grade five-year unsecured notes in a private placement. The notes were rated “BBB-” by Fitch Ratings, Inc. and have a fixed interest rate of 6.73% per year payable semi-annually. Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”) acted as the placement agent for the issuance.

Commercial Loan Trust 2006-2.    On May 2, 2006 the Company established, through MCG Commercial Loan Trust 2006-2, a $200,000 warehouse credit facility with Merrill Lynch Capital Corp. The warehouse credit facility allows MCG Commercial Loan Trust 2006-2 to acquire up to $250,000 of commercial loans with borrowings of up to $200,000 subject to certain covenants, concentration limitations and other restrictions. The warehouse credit facility is primarily secured by the assets of MCG Commercial Loan Trust 2006-2, including the commercial loans purchased by the trust from the Company. Under the terms of the credit and warehouse agreement, the loans may be senior secured loans, second lien loans or unsecured loans, as defined in the agreement, subject to certain limitations. Up to 60% of the collateral in this warehouse facility may be non-senior secured loans, and the remaining 40% must be senior secured loans.

The Company uses this facility to fund the origination of loans that will collateralize a future term securitization. Advances under the facility, equal to 80% of the value of commercial loans purchased by the trust, bear interest based on LIBOR plus 0.75% and interest is payable monthly. The facility is scheduled to terminate on the earlier of November 30, 2007 or the completion of a term securitization and may be extended under certain circumstances. As of December 31, 2006 the Company had $84,040 outstanding under this facility.

MCG Commercial Loan Funding Trust.    On November 10, 2004, the Company established, through MCG Commercial Loan Funding Trust, a $150,000 warehouse financing facility funded through Three Pillars Funding LLC, an asset-backed commercial paper conduit administered by SunTrust Capital Markets, Inc. The warehouse financing facility operates like a revolving credit facility that is primarily secured by the assets of MCG Commercial Loan Funding Trust, including commercial loans sold by the Company to the trust. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, term, average life, investment rating, agency rating and industry diversity requirements. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. Through July 29, 2005, advances under the facility bore interest based on a commercial paper rate plus 1.15%.

On July 29, 2005, the Company amended the MCG Commercial Loan Funding Trust facility. Pursuant to this amendment, the total facility amount was increased from $150,000 to $250,000, the interest rate was changed from commercial paper rate plus 1.15% to commercial paper rate plus 0.95%, the concentration criteria were modified to allow, among other things, for an increase in the allowable percentage of certain secured subordinated loans in the collateral pool from 25% to 35%, and other minor modifications were made. On April 17, 2006 the Company again amended this facility to allow, among other things, for an increase in the allowable percentage of certain secured subordinated loans in the collateral pool from 35% to 50% and the

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

inclusion of additional industry segments. The facility is scheduled to terminate on November 7, 2007, but is subject to annual renewal and may be extended under certain circumstances. During July 2006, the facility was renewed until July 27, 2007. As of December 31, 2006, the Company had $83,943 outstanding under this credit facility. See “Note 13 – Subsequent Events” for further discussion.

Commercial Loan Trust 2006-1.    On April 18, 2006, the Company completed a $500,000 debt securitization through MCG Commercial Loan Trust 2006-1, its wholly owned subsidiary. The 2006-1 Trust issued $106,250 of Class A-1 Notes rated AAA / Aaa, $50,000 of Class A-2 Notes rated AAA / Aaa, $85,000 of Class A-3 Notes rated AAA / Aaa, $58,750 of Class B Notes rated AA / Aa2, $45,000 of Class C Notes rated A / A2 and $47,500 of Class D Notes rated BBB / Baa2 as rated by Moody’s and S&P, respectively. The Series 2006-1 Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class B Notes, Class C Notes and Class D Notes bear interest of LIBOR plus 0.33%, 0.35%, 0.33%, 0.58%, 1.05% and 2.25%, respectively.

The Company retains all of the equity in the securitization. The securitization includes a reinvestment period of five years, during which principal collections received on the underlying collateral may be used to purchase new collateral from the Company. Under the terms of the securitization, up to 55% of the collateral may be non-senior secured commercial loans and the remaining 45% must be senior secured commercial loans.

The Class A-1, Class B, Class C and Class D Notes are term notes. The Class A-2 Notes are a revolving class of secured notes and have a revolving period of five years. The Class A-3 Notes are a delayed draw class of secured notes and are required to be drawn by April 2007. All of the notes are secured by the assets of MCG Commercial Loan Trust 2006-1, including commercial loans totaling $408,562 as of December 31, 2006, which were purchased by the trust from the Company. Additional commercial loans will be purchased by the trust from the Company primarily using the proceeds from the Class A-3 delayed draw notes and the Class A-2 revolving notes. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements. As of December 31, 2006, a total of $303,900 of these notes were outstanding.

Revolving Unsecured Credit Facility.    This facility was established on September 20, 2005 as a result of an amendment to the Company’s Senior Secured Credit facility with Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”). Pursuant to that amendment the facility was no longer secured by the Company’s assets and was committed up to $50,000. On June 19, 2006, the Company made a second amendment to this facility. Pursuant to this amendment, the aggregate revolving commitment amount under this credit facility was increased from $50,000 to $60,000, the maturity date was extended from September 19, 2006 to June 18, 2007, and an additional lender was added to this facility. Other minor modifications were also made to this facility. HVB maintained its $50,000 commitment, and the additional $10,000 was committed by Chevy Chase Bank. On August 7, 2006, the Company again amended this facility. Pursuant to this amendment, the aggregate revolving commitment amount under this credit facility was increased from $60,000 to $75,000, and an additional lender was added to this facility. HVB and Chevy Chase Bank maintained their $50,000 and $10,000 commitments, respectively, and the additional $15,000 was committed by Sovereign Bank. On November 29, 2006, the Company again amended this facility. Pursuant to this amendment, the aggregate revolving commitment amount under this credit facility was increased from $75,000 to $100,000, and an additional lender was added to this facility. HVB, Chevy Chase Bank, and Sovereign Bank maintained their $50,000, $10,000, and $15,000 commitments, respectively, and the additional $25,000 was committed by Royal Bank of Canada.

This credit facility is unsecured and is committed up to $100,000 on a revolving basis. In addition, this Revolving Unsecured Credit Facility allows for additional lenders with HVB acting as the agent. Advances under

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

this credit facility bear interest at LIBOR plus 2.00% or the prime rate plus 0.50%, and there is a commitment fee of 0.25% per annum on undrawn amounts. The credit facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity, minimum asset coverage ratio, and minimum cash net investment income. The credit facility also contains customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, change of management, and material adverse change. As of December 31, 2006, the Company had no amounts outstanding under this credit facility.

Commercial Loan Trust 2005-2.    On June 9, 2005, the Company established, through MCG Commercial Loan Trust 2005-2, a $250,000 warehouse credit facility with Merrill Lynch Capital Corp. On April 18, 2006, this facility terminated in connection with the Company’s Term Securitization 2006-1. The warehouse credit facility allowed MCG Commercial Loan Trust 2005-2 to borrow up to $250,000 subject to certain covenants, concentration limitations and other restrictions. The warehouse credit facility was primarily secured by the assets of MCG Commercial Loan Trust 2005-2, including cash and commercial loans transferred by us to the trust. Under the terms of the credit and warehouse agreement, the loans could be senior secured loans, second lien loans or unsecured loans, as defined in the agreement, subject to certain limitations, including the requirement that at least 50% of the overall warehouse facility amount be senior secured commercial loans. Advances under the facility bore interest based on LIBOR plus 0.75% and interest was payable monthly.

Term Securitization 2004-1.    On September 30, 2004, the Company established MCG Commercial Loan Trust 2004-1 (the “2004-1 Trust”), which issued three classes of series 2004-1 Notes. The facility was structured to hold up to $397,700 of loans. The facility was secured by all of the 2004-1 Trust’s commercial loans and cash in securitization accounts, which totaled approximately $228,047 as of December 31, 2005. On July 20, 2006, the Company repaid the 2004-1 Notes using approximately $61,868 of cash from the Commercial Loan Trust 2004-1 and its Commercial Loan Trust 2006-1 securitization and $15,000 of new borrowings from its Commercial Loan Trust 2006-1 securitization. This facility was scheduled to terminate July 20, 2016 or sooner upon the full repayment of the Class A-1, Class A-2, Class B and Class C Notes.

The 2004-1 Trust issued $250,500 of Class A-1 Notes rated Aaa/AAA, $31,500 of Class A-2 Notes rated Aa1/AAA, $43,500 of Class B Notes rated A2/A and $15,800 of Class C Notes rated Baa2/BBB as rated by Moody’s and Fitch, respectively. On June 1, 2005, the Company sold the Class C securities, which had previously been retained by the Company. The Series 2004-1 Class A-1 Notes, Class A-2 Notes, Class B Notes and Class C Notes bore interest of LIBOR plus 0.43%, 0.65%, 1.30%, and 2.50%, respectively.

Borrowing repayments based on the contractual principal collections of the loans which comprise the collateral would be:

2007	$167,983
2008	—
2009	—
2010	50,000
2011 and thereafter	303,900

Total	$521,883

Actual repayments could differ significantly due to prepayments by our borrowers and modifications of our borrowers’ existing loan agreements.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Borrowings outstanding, by interest rate benchmark, as of December 31, 2006 and December 31, 2005 were as follows:

	December 31, 2006	December 31, 2005
LIBOR	$387,940	$331,119
Commercial paper rate	83,943	160,000
Fixed Rate	50,000	50,000

	$521,883	$541,119

Note 4—Capital Stock

MCG has one class of common stock and one class of preferred stock authorized. The Company’s board of directors is authorized to provide for the issuance of shares of preferred stock in one or more series, to establish the number of shares to be included in each such series, and to fix the designations, voting powers, preferences, and rights of the shares of each such series, and any qualifications, limitations or restrictions thereof subject to the 1940 Act.

In 2006, MCG raised $68,642 of net proceeds by selling 4,600 shares of newly issued common stock. In 2005, MCG raised $117,015 of net proceeds by selling 8,030 shares of newly issued common stock.

The following table summarizes MCG’s distributions declared since January 1, 2005:

Date Declared	Record Date	Payment Date	Amount
February 15, 2007	March 15, 2007	April 27, 2007	$0.44
October 26, 2006	November 22, 2006	January 30, 2007	0.42
July 27, 2006	August 24, 2006	October 30, 2006	0.42
April 27, 2006	May 25, 2006	July 28, 2006	0.42
February 16, 2006	March 16, 2006	April 27, 2006	0.42
October 26, 2005	November 23, 2005	January 30, 2006	0.42
July 27, 2005	August 25, 2005	October 28, 2005	0.42
April 27, 2005	May 26, 2005	July 28, 2005	0.42
February 23, 2005	March 14, 2005	April 28, 2005	0.42

A return of capital for federal income tax purposes, which MCG calls a tax return of capital, of $0.67 per share, $0.22 per share and $0.53 per share occurred with respect to the fiscal years ended December 31, 2006, 2005 and 2004, respectively. Each year a statement on Form 1099-DIV identifying the source of the dividend (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to MCG’s stockholders. To the extent MCG’s taxable earnings fall below the total amount of MCG’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to MCG’s stockholders. See “Note 6 – Income Taxes” for further discussion.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Note 5—Employee Benefit Plans

MCG sponsors a contributory savings plan (“The Plan”). The Plan allows all full-time and part-time employees who work at least one thousand hours per year to participate beginning on the first day of the calendar quarter following an employee’s date of hire. MCG matches a portion of the contribution made by employees, which is based upon a percent of defined compensation, to the savings plan. Expenses related to the Plan were $236, $265, and $692 for the years ended December 31, 2006, 2005, and 2004, respectively.

MCG has created a deferred compensation plan for certain executives that allows them to defer a portion of their salary and bonuses to an unfunded deferred compensation plan managed by MCG. Contributions to the plan earn interest at a rate of 2.00% over MCG’s internal cost of funds rate, as defined by the plan. Expenses related to the Plan were $46, $56, and $35 for the years ended December 31, 2006, 2005, and 2004, respectively.

Note 6—Income Taxes

Through December 31, 2001 the Company was taxed under Subchapter C of the Internal Revenue Code. Effective January 1, 2002 the Company elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. The Company’s taxable income therefore generally will not be subject to Federal taxation to the extent such taxable income is distributed to stockholders and the Company annually meets certain qualification and minimum distribution requirements. During the year ended December 31, 2006, the Company recorded a tax provision of approximately $2,712. This tax provision is primarily related to unrealized gains on the Company’s investments.

Deferred income taxes subsequent to conversion to a business development company reflect taxes on built-in gains on equity investments, which amounted to $377, $377, and $989 at December 31, 2006, 2005, and 2004, respectively.

The tax cost basis of the Company’s investments as of December 31, 2006, 2005, and 2004 approximates the book cost basis. In addition, the components of stockholders’ equity on a tax basis are not materially different from components of stockholders’ equity on a book basis for the years ended December 31, 2006, 2005, and 2004.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, capital gains, or a combination thereof. Distributions paid per common share for the years ended December 31, 2006, 2005, and 2004 were taxable as follows:

	2006		2005		2004
Dividends declared during the year	$1.68		$1.68		$1.68
Dividends declared in 2003 but treated as taxable in 2004 as required by the Internal Revenue Code	—		—		0.42
Dividends declared in 2004 but treated as taxable in 2005 as required by the Internal Revenue Code	—		0.42		(0.42)
Dividends declared in 2005 but treated as taxable in 2006 as required by the Internal Revenue Code	0.42		(0.42)		—
Dividends declared in 2006 but treated as taxable in 2007 as required by the Internal Revenue Code	(0.42)		—		—

Dividends paid for tax purposes	$1.68		$1.68		$1.68

Ordinary income (a)	1.01	60.1%	1.31	78.0%	1.09	64.6%
Capital gains (a)	—	—	0.15	9.0	0.06	3.7
Return of capital (b)	0.67	39.9	0.22	13.0	0.53	31.7

Total reported on tax Form 1099-DIV	$1.68	100.0%	$1.68	100.0%	$1.68	100.0%

(a)	For 2006, 2005 and 2004, ordinary income is reported on Form 1099-DIV as either qualified or non-qualified and capital gains are reported on Form 1099-DIV in various sub-categories which have differing tax treatments to shareholders. Those subcategories have not been shown here.
(b)	Return of capital refers to those amounts reported as nontaxable distributions on Form 1099-DIV.

On a tax basis, distributions to stockholders in 2006 were $53,020 of ordinary income and $35,204 of return of capital, and in 2005 were $61,582 of ordinary income, $7,136 of capital gain, and $10,221 of return of capital.

The following table is a reconciliation of GAAP net income to taxable net income for the years ended December 31, 2006 and 2005:

(dollars in thousands)	2006	2005
Net income	$100,949	$68,193
Net loss of subsidiary not consolidated for tax purposes	—	1,744
Net change in unrealized (appreciation) depreciation on investments not taxable until realized	(34,604)	1,343
Timing difference related to deductibility of long- term incentive compensation	2,468	3,262
Interest income on nonaccrual loans that is taxable	3,612	2,437
Dividend income accrued for GAAP purposes which is not yet taxable	(21,612)	(6,516)
Federal tax expense	2,661	(595)
Other, net	(93)	(2,594)

Taxable income before deductions for distributions	$53,381	$67,274

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Note 7—Commitments and Contingencies

MCG is party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of customers. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. MCG attempts to limit its credit risk by conducting extensive due diligence and obtaining collateral where appropriate.

Commitments to extend credit include the unused portions of commitments that obligate the Company to extend credit in the form of loans, participations in loans or similar transactions. Commitments to extend credit would also include loan proceeds the Company is obligated to advance, such as loan draws, rotating or revolving credit arrangements, or similar transactions. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee by the counterparty. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

The balance of unused commitments to extend credit was $71,581 and $37,330 at December 31, 2006 and 2005, respectively. The estimated fair value of these commitments reflects the amount MCG would have to pay a counterparty to assume these obligations and was $358 and $187 at December 31, 2006 and 2005, respectively. These amounts were estimated as the amount of fees currently charged to enter into similar agreements, taking into account the present creditworthiness of the counterparties.

From time to time, the Company provides guarantees or standby letters of credit on behalf of its portfolio companies. As of December 31, 2006 and 2005, the Company had guarantees and standby letters of credit of approximately $9,480 and $10,226, respectively.

Certain premises are leased under agreements which expire at various dates through 2013. Total rent expense amounted to $1,541, $1,758, and $1,725 during the years ended December 31, 2006, 2005, and 2004, respectively.

Future minimum rental commitments as of December 31, 2006 for all non-cancelable operating leases with initial or remaining terms of one year or more were as follows:

2007	$1,607
2008	1,939
2009	2,004
2010	2,070
2011 and thereafter	4,070

Total	$11,690

The Company is also a party to certain legal proceedings incidental to the normal course of its business including the enforcement of its rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon the Company’s financial condition or results of operations.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Note 8—Concentrations of Credit Risk

At December 31, 2006, the Company’s ten largest customers represented approximately 41.3% of the total fair value of the Company’s investments and accounted for approximately 37.5% of the Company’s operating income during the year ended December 31, 2006. At December 31, 2006, approximately 28.5% of the Company’s portfolio at fair value was invested in companies in the communications industry, of which 21.8% were in competitive local exchange carriers, or CLECs. The Company’s two largest customers, Broadview Networks Holdings, Inc. (“Broadview”) and Cleartel Communications, Inc. (“Cleartel”) are CLEC’s. The Company’s remaining investments in the communications industry include telecommunications tower companies, rural local exchange carriers, Internet service providers, wireless companies and security alarm companies.

At December 31, 2006, the Company holds preferred stock in Broadview which had an aggregate fair value of $159,762. The preferred stock is convertible into common stock and represents a 58% ownership of the preferred stock and a 52% ownership interest on an as-if converted basis. As of December 31, 2006, the Company’s preferred stock investment entitles it to aggregate claims of approximately $237,685, prior to any claims by Broadview common shareholders. This claim amount represents the amount to which the Company would be entitled in a liquidation scenario where the value of Broadview is sufficient to satisfy the claims of all preferred equity holders. In other words, $237,685 is the amount, as of December 31, 2006, that the Company would be entitled to receive for its preferred stock claim prior to any distributions to the holders of Broadview common stock. The Company is also entitled to accumulating dividends on its preferred stock investment, which accumulate and compound quarterly at an annual rate of 12% on $237,685 but are not payable in cash on a current basis. Because accumulating dividends are typically not considered part of taxable income until they are received in cash, it is possible that the Company’s GAAP earnings may exceed its taxable earnings by a significant amount until such time as this investment is liquidated. On September 29, 2006, Broadview completed the acquisition of ATX, an integrated communications provider serving business customers in the Mid-Atlantic region. Broadview financed the ATX acquisition using a portion of the proceeds from a $210.0 million offering of 11 3/8% Senior Secured Notes due 2012, which were offered through Rule 144A under the Securities Act of 1933, as amended (the “Bond Offering”). Any amounts outstanding on the Bond Offering and Broadview’s $25,000 revolving credit facility from a third party, which Broadview also obtained during the third quarter of 2006, are payable prior to any payments of preferred claims. At December 31, 2006, the Company did not hold any debt investments in Broadview.

At December 31, 2006, the Company’s Broadview investment represented approximately 12.7% of the fair value of its total investments compared to 8.7% of the fair value of its total investments at December 31, 2005. Additionally, the Company’s investment in Broadview accounted for $22,345, or 14.5%, of its total operating income for the year ended December 31, 2006, compared to $17,460, or 14.6%, of its total operating income for the year ended December 31, 2005.

At December 31, 2006, the Company’s Cleartel investment represented approximately 5.8% of the fair value of its total investments compared to 7.2% of the fair value of its total investments at December 31, 2005. Additionally, the Company’s investment in Cleartel accounted for $7,473, or 4.8%, of its total operating income for the year ended December 31, 2006, compared to $3,681, or 3.1%, of its total operating income for the year ended December 31, 2005.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Note 9—Share Based Compensation

Prior to January 1, 2006, the Company accounted for share based compensation in accordance with Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees.” Effective January 1, 2006, the Company adopted the FASB Statement No. 123 (revised 2004), “Share-Based Payment,” (“SFAS No. 123R”) using the modified prospective method. The adoption of SFAS No. 123R did not impact the Company’s net operating income before investment gains and losses, net income, cash flows from operations, cash flows from financing activities, or basic and diluted earnings per share. Effective January 1, 2006, unearned compensation amounts previously recorded as a separate component of equity on the Company’s balance sheet are included in paid-in capital.

In accordance with FAS 123R, the Company recognizes compensation cost related to share based awards for which forfeiture provisions are expected to lapse. The Company uses its historical forfeiture rate as a basis for its estimate of awards for which forfeiture provisions will lapse. The grant date is generally the date on which MCG and the employee reach a mutual understanding of the key terms and conditions of a share based award. The grant date fair value of the restricted share awards is based on the closing price of the Company’s common stock as reported on the NASDAQ Global Select Market on that date. For those awards subject to service conditions, the Company uses the straight line method over the entire service period. During June 2006, the 2006 Employee Restricted Stock Plan (“2006 Plan”) was approved by the Company’s shareholders. The Company may issue up to 3,500 shares under the 2006 Plan. Awards granted under the 2006 Plan may be subject to service, performance, or market conditions as specified in the award agreements.

In 2001, MCG terminated its stock option plan and the option grants made thereunder. In connection with the termination of its stock option plan, MCG issued approximately 1,540 shares of restricted stock, for which forfeiture provisions have not lapsed with respect to approximately 206 as of December 31, 2005. During 2006, the Company granted 483 restricted shares under the 2006 Plan. Of these 483 restricted shares, forfeiture provisions lapsed with respect to 83 immediately upon issuance, and forfeiture provisions will lapse with respect to 300 on a quarterly basis from December 31, 2006 through December 31, 2009, subject to service conditions of continued employment with the Company, while forfeiture provisions will lapse with respect to the other 100 annually on September 1, 2007 and September 1, 2008, subject to service conditions of continued employment with the Company.

During the years ended December 31, 2006 and 2005, the Company recognized compensation expense related to share-based awards in the amount of $4,514 and $6,523, respectively. Included in this amount are dividends of approximately $1,045 and $2,102 that were paid on shares securing non-recourse employee loans. At December 31, 2006, all the restricted share awards for which forfeiture provisions have not lapsed carried non-forfeitable dividend rights to the holder of the restricted shares. Dividends paid on restricted shares for which forfeiture provisions are expected to lapse are charged to retained earnings while dividends paid on restricted shares for which forfeiture provisions are not expected to lapse are charged to compensation expense. During the year ended December 31, 2006, no dividends paid on restricted stock for which forfeiture provisions have not lapsed were charged to compensation expense as forfeiture provisions are expected to lapse with respect to all such shares. At December 31, 2006, total unrecognized compensation cost related to restricted stock granted to employees was approximately $6,589 and is expected to be recognized over a weighted average remaining requisite service period of approximately 2.4 years.

Additionally, pursuant to employment agreements with certain executives dated September 18, 2006, the Company will grant to these executives 200 restricted shares, under the 2006 Plan, that will be subject to both service and performance conditions. Forfeiture provisions will lapse with respect to these 200 restricted shares

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

annually each February 28 from 2007 to 2010. As of December 31, 2006, these 200 shares are not yet considered granted under FAS 123R because the performance conditions had not yet been established. Therefore, the Company has not recorded any compensation expense related to these 200 shares. See “Note 13 – Subsequent Events” for additional discussion regarding the 200 restricted shares with performance conditions and for additional discussion of share based compensation.

Non-Employee Director Share Based Compensation

During June 2006, the 2006 Non-Employee Director Restricted Stock Plan (“2006 Non-Employee Plan”) was approved by the Company’s shareholders. The Company may issue up to 100 shares under the 2006 Non-Employee Plan. During the year ended December 31, 2006, the Company granted 25 restricted shares under the 2006 Non-Employee Plan to certain non-employee directors. Forfeiture provisions will lapse with respect to these restricted shares annually each March 31 from 2007 to 2009. This compensation cost is considered part of the general compensation to these non-employee directors and, therefore, is included as a component of general and administrative expenses on the Company’s Consolidated Statement of Operations for the year ended December 31, 2006. At December 31, 2006, total unrecognized compensation cost related to restricted stock granted to non-employee directors was approximately $400 and is expected to be recognized over a weighted average remaining requisite service period of approximately 2.2 years.

The following table summarizes the Company’s restricted stock award activity during the year ended December 31, 2006:

	Shares	Weighted Average Grant Date Fair Value per Share
Subject to forfeiture provisions at December 31, 2005	206	$17.01
Granted	508	16.83
Not subject to forfeiture provisions	(256)	17.56
Forfeited	—	—

Subject to forfeiture provisions at December 31, 2006	458	$16.50

Note 10—Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per common share for the years ended December 31, 2006, 2005, and 2004:

	Year Ended December 31,
	2006	2005	2004
Basic
Net income	$100,949	$68,193	$47,647
Weighted average common shares outstanding	54,227	48,109	41,244
Earnings per common share-basic	$1.86	$1.42	$1.16
Diluted
Net income	$100,949	$68,193	$47,647
Weighted average common shares outstanding	54,227	48,109	41,244
Dilutive effect of stock options and restricted stock on which forfeiture provisions have not lapsed	37	22	54

Weighted average common shares and common stock equivalents	54,264	48,131	41,298
Earnings per common share-diluted	$1.86	$1.42	$1.15

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

For purposes of calculating earnings per common share, shares of restricted common stock for which forfeiture provisions have not lapsed and are solely based on passage of time are included in diluted earnings per common share based on the treasury stock method. Shares of restricted common stock for which forfeiture provisions have not lapsed and are based on performance criteria are included in diluted earnings per common share when it becomes probable such criteria will be met and is calculated using the treasury stock method.

Note 11—Selected Quarterly Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the eight quarters ended with the quarter ended December 31, 2006. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2006
	Qtr 1	Qtr 2	Qtr 3	Qtr 4
Operating income	$37,637	$35,270	$40,864	$40,622
Net operating income before investment gains and losses	20,764	18,885	20,064	23,931
Net income	26,402	22,910	22,116	29,521
Earnings per common share—basic and diluted	$0.50	$0.43	$0.42	$0.52

	2005
	Qtr 1	Qtr 2	Qtr 3	Qtr 4
Operating income	$28,115	$30,158	$28,374	$32,898
Net operating income before investment gains and losses	14,491	16,430	12,887	16,707
Net income	13,058	19,880	16,695	18,560
Earnings per common share—basic and diluted	$0.29	$0.42	$0.34	$0.37

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

Note 12—Financial Highlights

Following is a schedule of financial highlights for the years ended December 31, 2006, 2005, 2004, 2003 and 2002:

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net asset value at beginning of period (a)	$12.48	$12.22	$11.98	$11.56	$12.46
Net operating income before investment gains and losses (b)	1.54	1.26	1.10	1.45	1.57
Net realized (losses) gains on investments (b)	(0.27)	0.19	(0.20)	(0.60)	(0.34)
Net change in unrealized appreciation (depreciation) on investments (b)	0.64	(0.03)	0.26	0.43	(1.12)
Provision for income taxes on investment gains	(0.05)

Net income	1.86	1.42	1.16	1.28	0.11
Distributions from net investment income	(1.01)	(1.27)	(1.15)	(1.40)	(1.76)
Distributions from capital gains	—	(0.19)	—	—	—
Distributions from return of capital	(0.67)	(0.22)	(0.53)	(0.25)	—
Effect on distributions of stock offerings after record dates (c)	0.12	0.16	0.10	0.23	0.08
Effect of distributions recorded as compensation expense (b)	0.02	0.04	0.06	0.06	0.09

Net decrease in stockholders’ equity resulting from distributions	(1.54)	(1.48)	(1.52)	(1.36)	(1.59)
Net increase in shareholders’ equity resulting from reduction in employee loans	0.05	0.02	0.01	0.01	0.03
Issuance of shares	2.45	2.35	3.13	3.06	4.29
Dilutive effect of share issuances, issuance of restricted stock and restricted stock subject to forfeiture provisions (d)	(2.54)	(2.14)	(2.77)	(2.68)	(3.88)
Net increase in stockholders’ equity from restricted stock amortization (b)	0.07	0.09	0.23	0.11	0.14

Net increase in stockholders' equity relating to share issuances	0.03	0.32	0.60	0.50	0.58

Net asset value at end of period (a)	$12.83	$12.48	$12.22	$11.98	$11.56

Per share market value at end of period	$20.32	$14.59	$17.13	$19.59	$10.77
Total return (e)	50.79%	(5.02)%	(3.98)%	97.21%	(27.13)%
Shares outstanding at end of period	58,694	53,372	45,342	38,732	31,259
Ratio/Supplemental Data:
Net assets at end of period	$753,137	$666,087	$554,213	$463,950	$361,250
Ratio of operating expenses to average net assets (annualized)	10.40%	9.94%	9.43%	8.31%	8.56%
Ratio of net operating income to average net assets (annualized)	12.30%	10.19%	8.85%	11.95%	11.91%

(a)	Based on total shares outstanding.
(b)	Based on average shares outstanding.
(c)	The effect on distributions of stock offerings after record dates represents the effect on net asset value of issuing additional shares after the record date of a distribution.

MCG Capital Corporation

Notes to Consolidated Financial Statements—(Continued)

(in thousands, except per share data)

(d)	The Dilutive effect of share issuances, issuance of restricted stock and restricted stock subject to forfeiture provision represents the effects of shares issued during the period and the lapsing of forfeiture provisions on restricted stock on earnings per share.
(e)	Total return equals the change in the ending market value over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.

Note 13—Subsequent Events

On January 9, 2007, the performance criteria for 200 restricted shares to certain executives were determined by the board of directors, therefore those awards are considered granted for GAAP purposes on that date. The total compensation cost of those awards is $3,874, based on the closing price of MCG’s common stock on that date, and will be recognized as compensation expense over the requisite service periods which run through February 2010.

In January 2007, one of the Company’s majority owned control companies, Midwest Tower Partners, LLC (“MTP”), sold substantially all of its assets and repaid its outstanding debt with those proceeds. MTP is currently in the process of making distributions to its equity holders. As of December 31, 2006, the Company had debt and equity investments in MTP with a fair value of $34,917 which includes unrealized appreciation of $5,012. In connection with this transaction, the Company expects to realize the December 31, 2006 unrealized pre-tax gain of approximately $5,012 which will have no significant impact on first quarter 2007 earnings.

On February 1, 2007, the Company entered into the fifth amendment to its MCG Commercial Loan Funding Trust facility, funded by Three Pillars Funding LLC ("Three Pillars"), an asset-backed commercial paper conduit administered by SunTrust Capital Markets, Inc. Pursuant to this amendment, the $250.0 million facility provided by Three Pillars has been divided and will be funded through two separate Variable Funding Certificates ("VFCs"), a $218.8 million Class A VFC and a $31.2 million Class B VFC. The Class A VFC will maintain the same advance rate, of up to 70% of eligible collateral, and the same interest rate, the commercial paper rate plus 0.95%, as was in effect immediately prior to this amendment. The Class B VFC has an advance rate of 10% of eligible collateral and bears interest at the commercial paper rate plus 1.75%. This amendment effectively increases the Company’s overall borrowing advance rate by 10% from a maximum of 70% of eligible collateral to a maximum of 80% of eligible collateral, which will allow the Company to borrow up to $250.0 million under the facility using less collateral than previously required. Other minor modifications were also made to this facility.

In February 2007, Broadview Networks Holdings, Inc., the Company’s largest portfolio company, signed a definitive agreement to acquire InfoHighway Communications Corp., a New York-based integrated provider of hosted and managed communications solutions serving more than 12,000 business customers in the Mid-Atlantic and Northeast regions of the U.S. MCG does not expect to be required to provide additional funding to Broadview to facilitate this transaction. The transaction is expected to close in the second quarter of 2007 and is subject to regulatory approvals and other closing conditions.

During the first quarter of 2007, the Company’s board of directors approved the issuance of 778 shares of restricted stock to the Company’s employees pursuant to the MCG Capital Corporation 2006 Employee Restricted Stock Plan, which will generally be expensed over four years.

Schedule 12-14

MCG Capital Corporation

Schedule of Investments in and Advances to Affiliates

		Year Ended December 31, 2006
Portfolio Company (in thousands)	Investment (1)	Amount of Interest or Dividends Credited to Income (5)	As of December 31, 2005 Fair Value	Gross Additions (2)	Gross Reductions (3)	As of December 31, 2006 Fair Value
Control Investments
Broadview Networks Holdings, Inc.	Debt	$3,692	$42,993	$8,121	$(51,114)	$—
	Series A Preferred Stock	12,180	52,137	32,377		84,514
	Series A-1 Preferred Stock	5,383	—	75,248		75,248
	Common Stock	—	—			—
Chesapeake Tower Holdings, LLC	Debt	31	—	400		400
	Preferred LLC Interest	—	—	3,139		3,139
	Common C LLC Interest	—	—			—
Cleartel Communications, Inc.	Debt	6,723	38,206	33,756		71,962
	Preferred Stock	—	40,684		(40,072)	612
Crystal Media Network, LLC	Debt (4)	—	947		(947)	—
	LLC Interest	—	1,097	38	(588)	547
Helicon Cable Holdings, LLC	Debt	2,021	15,822	3,615		19,437
	Preferred LLC Interest	864	8,316	864		9,180
IntranMedia, LLC	Debt	92	—	12,000		12,000
	Preferred Units	61	—	8,661		8,661
Jet Plastica Investors, LLC	Debt	1,136	—	26,159		26,159
	Preferred LLC Interest	734	—	30,893		30,893
JupiterKagan, Inc.	Debt	416	—	5,349		5,349
	Series A Preferred Stock	—	—	10,000		10,000
	Common Stock	—	—			—
Midwest Tower Partners, LLC	Debt	3,024	16,813	10,487	(34)	27,266
	Preferred LLC Interest	317	2,121	317		2,438
	Common LLC Interest	—	1,332	7,565	(3,684)	5,213
National Product Services, Inc.	Debt (4)	972	—	15,834	(434)	15,400
	Common Stock	—	—			—
Platinum Wireless, Inc.	Debt	10	389		(389)	—
	Common Stock	—	4,505	201	(942)	3,764
	Option to purchase	—	98	8	(106)	—
PremierGarage Holdings, LLC	Debt	471	—	11,000	(300)	10,700
	Preferred LLC Interest	142	—	4,592		4,592
	Common LLC Interest	—	—			—
RadioPharmacy Investors, LLC	Debt	1,965	—	16,258		16,258
	Preferred LLC Interest	522	—	10,657		10,657
Superior Industries Investors, LLC	Debt	594	—	14,083		14,083
	Preferred LLC Interest	297	—	12,837		12,837
Superior Publishing Corporation	Debt	5,927	40,900	2,392	(24,270)	19,022
	Preferred Stock	—	8,545	832	(133)	9,244
	Common Stock	—	—			—
Working Mother Media, Inc.	Debt (4)	—	8,576	2,970		11,546
	Class A Preferred Stock	—	4,192	827		5,019
	Class B Preferred Stock	—	—			—
	Class C Preferred Stock	—	—			—
	Common Stock	—	—			—
Income from Control Investments disposed of during the year		57

Total Control Investments		$47,631				$526,140

Affiliate Investments
Advanced Sleep Concepts, Inc.	Debt	$400	$—	$11,540		$11,540
	Common Stock	—	—	524		524
	Warrants to purchase Common Stock	—	—	348		348
Cherry Hill Holdings Inc.	Debt	548	—	13,122	$(1,000)	12,122
	Series A Preferred Stock	25	—	775		775
iVerify, US Inc.	Debt	—	75		(75)	—
	Preferred Stock	—	—	578	(578)	—
	Common Stock	—	—			—
NYL Brands Holdings, Inc.	Debt	1,581	—	18,000	(8,000)	10,000
	Class A Common Stock	—	—	1,501	(1)	1,500
	Warrants to purchase Common Stock	—	—	526		526
On Target Media, LLC	Debt	285	31,266	14	(31,280)	—
	Class A LLC Interest	328	2,610	408	(1,182)	1,836
	Class B LLC Interest	—	—	1,628	(15)	1,613
Stratford School Holdings, Inc.	Debt	3,953	13,151	12,273	(4,000)	21,424
	Preferred Stock	—	1,059	3,600	(1,662)	2,997
	Warrants to purchase Common Stock	—	192	834		1,026
Sunshine Media Delaware, LLC	Debt	1,896	12,205	229	(153)	12,281
	Class A LLC Interest	—	—	329		329
TNR Entertainment Corp LLC	Debt	1,352	—	25,606	(39)	25,567
	Class D Preferred Stock	—	—	3,000		3,000
	Warrants to purchase Series D Preferred Stock	—	—			—
Xfone, Inc.	Common Stock	—	—	2,803	(321)	2,482
	Warrants to purchase Common Stock	—	—			—
Income from Affiliate Investments disposed of during the year		—

Total Affiliate Investments		$10,368				$109,890

This schedule should be read in conjunction with the Company’s Consolidated Financial Statements, including the Consolidated Statement of Investments and Note 2 to the Consolidated Financial Statements.

(1) Common stock, warrants, options, and equity interests are generally non-income producing and restricted. In some cases, preferred stock may also be non-income producing. The principal amount for debt and the number of shares of common stock and preferred stock is shown in the Consolidated Schedule of Investments as of December 31, 2006.

(2) Gross additions include increases in investments resulting from new portfolio company investments, paid-in-kind interest or dividends, the amortization of discounts and fees, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(3) Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(4) Debt is on non-accrual status at December 31, 2006, and is therefore considered non-income producing.

(5) Represents the total amount of interest or dividends credited to income for the portion of the year an investment was a control investment (more than 25% owned) or an affiliate investment (5% to 25% owned), respectively.

** Information related to the amount of equity in the net profit and loss for the period for the investments listed has not been included in this schedule. This information is not considered to be meaningful due to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting.

MCG Capital Corporation

Consolidated Balance Sheets

(in thousands, except per share amounts)

	March 31, 2007	December 31, 2006
	(unaudited)
Assets
Cash and cash equivalents	$17,559	$21,691
Cash, securitization accounts	20,866	15,931
Cash, restricted	2,620	2,587
Investments at fair value
Non-affiliate investments (cost of $636,646 and $595,885, respectively)	660,848	621,582
Affiliate investments (cost of $105,686 and $105,553, respectively)	109,820	109,890
Control investments (cost of $586,945 and $541,267, respectively)	581,764	526,140

Total investments (cost of $1,329,277 and $1,242,705, respectively)	1,352,432	1,257,612
Unearned income on commercial loans	(10,266)	(9,539)

Total investments net of unearned income	1,342,166	1,248,073
Interest receivable	11,659	10,451
Other assets	15,126	20,535

Total assets	$1,409,996	$1,319,268

Liabilities
Borrowings (maturing within one year of $206,602 and $167,983, respectively)	$606,102	$521,883
Interest payable	6,100	5,198
Dividends payable	26,170	24,652
Other liabilities	10,926	14,398

Total liabilities	649,298	566,131

Stockholders’ Equity
Preferred stock, par value $.01, authorized 1 share, none issued and outstanding	—	—
Common stock, par value $.01, authorized 200,000 shares on March 31, 2007 and December 31, 2006, 59,472 issued and outstanding on March 31, 2007 and 58,694 issued and outstanding on December 31, 2006	595	587
Paid-in capital	831,990	828,795
Distributions in excess of earnings:
Paid-in capital	(78,072)	(78,072)
Other	(16,259)	(12,365)
Net unrealized appreciation on investments	23,155	14,907
Stockholder loans	(711)	(715)

Total stockholders’ equity	760,698	753,137

Total liabilities and stockholders’ equity	$1,409,996	$1,319,268

Net asset value per common share at period end	$12.79	$12.83

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Statements of Operations (unaudited)

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2007	2006
Revenue
Interest and dividend income
Non-affiliate investments (less than 5% owned)	$19,040	$22,244
Affiliate investments (5% to 25% owned)	3,211	1,464
Control investments (more than 25% owned)	14,442	8,774

Total interest and dividend income	36,693	32,482
Advisory fees and other income
Non-affiliate investments (less than 5% owned)	1,657	3,067
Affiliate investments (5% to 25% owned)	—	1,271
Control investments (more than 25% owned)	1,792	817

Total advisory fees and other income	3,449	5,155

Total revenue	40,142	37,637

Operating expenses
Interest expense	9,145	8,912
Employee compensation:
Salaries and benefits	5,502	5,462
Amortization of employee restricted stock awards	2,982	610

Total employee compensation	8,484	6,072
General and administrative expense	2,467	1,889

Total operating expenses	20,096	16,873

Net operating income before investment gains and losses and provision for income taxes	20,046	20,764

Net realized gains (losses) on investments
Non-affiliate investments (less than 5% owned)	—	685
Affiliate investments (5% to 25% owned)	—	9
Control investments (more than 25% owned)	2,527	(2,910)

Total net realized gains (losses) on investments	2,527	(2,216)
Net unrealized appreciation on investments
Non-affiliate investments (less than 5% owned)	(1,495)	4,547
Affiliate investments (5% to 25% owned)	(203)	1,898
Control investments (more than 25% owned)	9,946	1,409

Total net unrealized appreciation on investments	8,248	7,854

Net investment gains before provision for income taxes	10,775	5,638
Provision for income taxes	367	—

Net income	$30,454	$26,402

Earnings per common share basic and diluted	$0.52	$0.50
Cash distributions declared per common share	$0.44	$0.42
Weighted average common shares outstanding	58,067	53,197
Weighted average common shares outstanding and dilutive common stock equivalents	58,134	53,197

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Statements of Changes in Net Assets (unaudited)

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2007	2006
Operations:
Net operating income before investment gains and losses and provision for income taxes	$20,046	$20,764
Net realized gains (losses) on investments	2,527	(2,216)
Net unrealized appreciation on investments	8,248	7,854
Provision for income taxes	(367)	—

Net increase in net assets resulting from operations	30,454	26,402

Shareholder distributions:
Distributions declared	(26,100)	(21,905)

Net decrease in net assets resulting from shareholder distributions	(26,100)	(21,905)

Capital share transactions:
Issuance of common stock	57	34
Repayment of stockholder loans	4	582
Amortization of non-employee director restricted stock awards	164	—
Amortization of employee restricted stock awards	2,982	610

Net increase in net assets resulting from capital share transactions	3,207	1,226

Total increase in net assets	7,561	5,723
Net assets at beginning of period	753,137	666,087

Net assets at end of period	$760,698	$671,810

Net asset value per common share	$12.79	$12.59

Common shares outstanding at end of period	59,472	53,375

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Statements of Cash Flows (unaudited)

(in thousands)

	Three Months Ended March 31,
	2007	2006
Operating activities
Net income	$30,454	$26,402
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	75	80
Amortization of non-employee director restricted stock awards	164	—
Amortization of employee restricted stock awards	2,982	610
Amortization of deferred debt issuance costs	448	1,244
Net realized (gains) losses on investments	(2,527)	2,216
Net change in unrealized appreciation on investments	(8,248)	(7,854)
(Increase) decrease in cash—securitization accounts from interest collections	(19)	3,419
(Increase) decrease in interest receivable	(1,218)	2,103
Increase in accrued payment-in-kind interest and dividends	(8,580)	(3,849)
Decrease in other assets	5,445	4,089
Increase (decrease) in unearned income	727	(739)
Increase (decrease) in interest payable	902	(1,601)
Decrease in other liabilities	(3,403)	(3,381)

Net cash provided by operating activities	17,202	22,739

Investing activities
Originations, draws and advances on loans	(140,193)	(101,962)
Principal payments on loans	79,372	122,297
Purchase of equity investments	(24,655)	(18,864)
Proceeds from sales of equity investments	9,954	814
(Purchase) disposal of premises, equipment and software	(297)	53

Net cash (used in) provided by investing activities	(75,819)	2,338

Financing activities
Net proceeds from borrowings	84,219	25,091
Increase in cash—securitization accounts for paydown of principal on debt	(4,916)	(33,174)
Payment of financing costs	(227)	(22)
Distributions paid	(24,652)	(20,967)
Issuance of common stock, net of costs	57	34
Repayment of stockholder loans	4	582

Net cash provided by (used in) financing activities	54,485	(28,456)

Decrease in cash and cash equivalents	(4,132)	(3,379)
Cash and cash equivalents at beginning of period	21,691	45,626

Cash and cash equivalents at end of period	$17,559	$42,247

Supplemental disclosures
Interest paid	$7,795	$9,269
Income taxes paid	30	137

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited)

March 31, 2007

(dollars in thousands)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Control Investments: Majority-owned (5):
Broadview Networks Holdings, Inc. (2)	Communications- CLEC	Series A Preferred Stock (12.0%, 87,254 shares) Series A-1 Preferred Stock (12.0%, 100,702 shares)		$67,755 61,074	$77,475 89,417
		Common Stock (4,698,987 shares)		—	—
Chesapeake Tower Holdings, LLC	Communications- Other	Senior Debt (11.4%, Due 5/10)	$400	400	400
		Preferred LLC Interest (8.0%, 3,139 units)		3,139	3,139
		Class A Common LLC Interest (4,000 units)		—	—
Cleartel Communications, Inc. (2) (6)	Communications- CLEC	Subordinated Debt (14.6%, Due 12/10-3/11)	80,313	80,313	80,313
		Subordinated Unsecured Debt (15.1%, Due 3/11)	200	200	200
		Series B Preferred Stock (8.0%, 57,862 shares)		50,613	612
		Common Stock (9 shares)		540	—
		Guaranty ($7,032)
Coastal Sunbelt, LLC (2)	Food Services	Senior Debt (9.4%, Due 1/12) (1)	9,500	9,500	9,500
		Subordinated Debt (15.0%, Due 1/13)	7,805	7,805	7,805
		Preferred LLC Interest (12.0%, 55,800 units)		5,738	5,738
		Warrants to purchase Class B Common Stock		—	—
Helicon Cable Holdings, LLC (2)	Cable	Senior Debt (10.4%, Due 12/12) (1)	19,291	19,291	19,291
		Subordinated Debt (14.3%, Due 6/13) (1)	10,594	10,594	10,594
		Preferred LLC Interest (10.0%, 82,500 units)		9,405	9,405
		Standby Letter of Credit ($300)
Jet Plastica Investors, LLC (2)	Plastic Products	Subordinated Debt (14.0%, Due 3/13) (1)	26,290	26,290	26,290
		Preferred LLC Interest (8.0%, 301,595 units)		31,488	39,254
JupiterKagan, Inc. (2)	Information Services	Senior Debt (12.0%, Due 3/10) (1)	5,649	5,649	5,649
		Series A Preferred Stock (10.0%, 100,000 shares) (6)		10,000	10,000
		Common Stock (770,000 shares)		—	—
		Standby Letter of Credit ($225)
		Guaranty ($1,287)
Midwest Tower Partners, LLC (2)	Communications- Other	Common LLC Interest (79,171 units)		55	1,393

Orbitel Holdings, LLC (2)	Cable	Senior Debt (11.4%, Due 3/12) (1)	14,095	14,095	14,095
		Preferred LLC Interest (10.0%, 120,000 units)		12,132	12,132
		Standby Letter of Credit ($95)
RadioPharmacy Investors, LLC (2)	Healthcare	Senior Debt (9.9%, Due 12/10) (1)	7,000	7,000	7,000
		Subordinated Debt (15.0%, Due 12/11) (1)	9,327	9,327	9,327
		Preferred LLC Interest (8.0%, 70,000 units)		7,667	10,593
Superior Industries Investors, LLC (2)	Sporting Goods	Subordinated Debt (14.0%, Due 3/13) (1)	17,404	17,404	17,404
		Preferred LLC Interest (8.0%, 125,400 units)		13,084	15,499
Superior Publishing Corporation (2)	Newspaper	Subordinated Debt (20.0%, Due 10/10) (1)	21,055	19,022	19,022
		Series A Preferred Stock (12.0%, 7,999 shares)		7,999	9,104
		Common Stock (100 shares)		365	—
Working Mother Media, Inc. (6)	Publishing	Senior Debt (8.8%, Due 12/08)	18,119	11,537	11,537
		Class A Preferred Stock (13.0%, 12,497 shares)		12,497	5,180
		Class B Preferred Stock (13.0%, 1 share)		1	—
		Class C Preferred Stock (13.0%, 1 share)		1	—
		Common Stock (510 shares)		1	—
		Guaranty ($387)
Total Control Investments: Majority-owned (represents 39.0% of total investments at fair value)				531,981	527,368

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited)

March 31, 2007

(dollars in thousands)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Control Investments: Non-majority owned (4):
Crystal Media Network, LLC (6) (7)	Broadcasting	LLC Interest		$3,060	$659
Intran Media, LLC	Other Media	Senior Debt (9.9%, Due 12/11) (1)	$12,000	12,000	12,000
		Preferred Units (10.0%, 86,000 units)		8,873	8,873
National Product Services, Inc. (2)	Business Services	Senior Debt (13.2%, Due 6/09)	12,455	5,723	12,506
		Subordinated Debt (16.0%, Due 6/09)	12,064	10,225	3,856
		Common Stock (995,428 shares)		—	—
PremierGarage Holdings, LLC (2)	Home Furnishings	Senior Debt (10.1%, Due 6/10-12/10)	10,400	10,400	10,400
		Preferred LLC Units (8.0%, 445 units)		4,683	4,683
		Common LLC Units (356 units)		—	1,419
Total Control Investments: Non-majority-owned (represents 4.0% of total investments at fair value)				54,964	54,396
Total Control Investments: (represents 43.0% of total investments at fair value)				586,945	581,764
Affiliate Investments (3):
Active Brands International, Inc. (2) (9)	Clothing & Accessories	Subordinated Debt (13.0%, Due 2/11) (1)	10,000	10,000	10,000
		Class A Common Stock (1,500 shares)		1,500	1,439
		Warrants to purchase Common Stock (expire 2/16)		331	504
Advanced Sleep Concepts, Inc. (2)	Home Furnishings	Senior Debt (13.8%, Due 10/11) (1)	7,000	7,000	7,000
		Subordinated Debt (16.0%, Due 04/12) (1)	4,586	4,586	4,586
		Common Stock (423 shares)		524	524
		Warrants to purchase Common Stock (expire 10/16)		348	348
Cherry Hill Holdings, Inc. (2)	Photographic Studio	Senior Debt (12.9%, Due 8/11) (1)	12,213	12,213	12,213
		Series A Preferred Stock (10.0%, 750 shares)		794	794
iVerify.US Inc. (6)	Communications-Other	Preferred Stock (8.0%, 54 shares)		578	—
		Common Stock (20 shares)		550	—
On Target Media, LLC	Other Media	Class A LLC Interest (10.0%, 68 units)		1,882	1,882
		Class B LLC Interest (68 units)		—	1,810
Stratford School Holdings, Inc. (2)	Education	Senior Debt (9.9%, Due 7/11-9/11) (1)	14,500	14,500	14,500
		Subordinated Debt (14.0%, Due 12/11) (1)	6,718	6,718	6,718
		Preferred Stock (12.0%, 10,000 shares)		90	3,037
		Warrants to purchase Common Stock (expire 5/15)		67	1,039
Sunshine Media Delaware, LLC (2)	Publishing	Senior Debt (16.1%, Due 12/08)	13,711	12,399	12,399
		Class A LLC Interest (8.0%, 563,808 units)		564	357
		Option to acquire Warrants to purchase Class B LLC interest (expire 5/14)		—	—
TNR Entertainment Corp.	DVD Rental	Senior Debt (10.4%, Due 7/10) (1)	12,500	12,500	12,500
		Subordinated Debt (14.0%, Due 1/11) (1)	13,057	13,057	13,057
		Series D Preferred Stock (1,806,452 shares)		3,000	3,000
		Warrants to purchase Series D Preferred Stock (expire 7/16)		—	—
XFone, Inc. (6)	Communications-Other	Common Stock (868,946 shares)		2,485	2,113
		Warrants to purchase Common Stock (expire 3/11)		—	—
Total Affiliate Investments (represents 8.1% of total investments at fair value)				105,686	109,820

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited)

March 31, 2007

(dollars in thousands)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Non-Affiliate Investments (less than 5% owned):
Allen’s TV Cable Service, Inc.	Cable	Senior Debt (12.1%, Due 12/12) (1)	$7,848	$7,848	$7,848
		Subordinated Debt (12.1%, Due 12/12) (1)	2,129	2,129	2,129
		Warrants to purchase Common Stock (expire 11/15)		—	—
Amerifit Nutrition, Inc. (2)	Drugs	Senior Debt (12.1%, Due 3/10) (1)	5,379	5,379	5,379
B & H Education, Inc. (2)	Education	Senior Debt (9.9%, Due 3/10) (1)	3,750	3,750	3,750
		Series A-1 Preferred Stock (12.0%, 5,384 shares)		1,221	1,548
Badoud Enterprises, Inc. (2)	Newspaper	Senior Debt (10.4%, Due 9/11) (1)	4,599	4,599	4,599
BLI Holdings, Inc. (2)	Drugs	Subordinated Debt (13.1%, Due 3/10) (1)	10,000	10,000	10,000
Builders First Source, Inc.	Building & Development	Senior Debt (7.9%, Due 8/11) (1)	884	884	871
Cervalis LLC	Business Services	Senior Debt (10.1%, Due 3/12) (1)	5,000	5,000	5,000
Coastal Sunbelt Real Estate, Inc.	Real Estate Investments	Senior Debt (8.9%, Due 1/12)	10,500	10,500	10,500
		Subordinated Debt (15.0%, Due 7/12)	2,014	2,014	2,014
		Series A-2 Preferred Stock (12.0%, 20,000 shares)		2,057	2,057
		Warrants to purchase Class B Common Stock		—	—
Communications & Power Industries, Inc.	Aerospace & Defense	Senior Debt (7.6%, Due 7/10) (1)	741	741	744
Communicom Broadcasting, LLC (2)	Broadcasting	Senior Debt (12.4%, Due 2/11) (1)	8,082	8,082	8,082
Community Media Group, Inc. (2)	Newspaper	Senior Debt (9.9%, Due 9/10) (1)	19,402	19,402	19,402
Cornerstone Healthcare Group Holding, Inc.	Healthcare	Subordinated Debt (14.0%, Due 7/12) (1)	7,242	7,242	7,242
Country Road Communications LLC (2)	Communications-Other	Subordinated Debt (13.2%, Due 7/13) (1)	13,000	13,000	13,000
Creative Loafing, Inc. (2)	Newspaper	Senior Debt (12.0%, Due 6/10) (1)	18,275	18,275	18,275
Crescent Publishing Company LLC (2)	Newspaper	Senior Debt (15.1%, Due 6/09) (1)	7,574	7,574	7,574
Cruz Bay Publishing, Inc.	Publishing	Subordinated Debt (12.4%, Due 12/13)	20,000	20,000	20,000
CWP/RMK Acquisition Corp.	Home Furnishings	Senior Debt (8.9%, Due 6/11) (1)	6,250	6,250	6,250
		Subordinated Debt (13.4%, Due 12/12) (1)	11,750	11,750	11,750
		Common Stock (500 shares)		500	279
Dayton Parts Holdings, LLC (2)	Auto Parts	Subordinated Debt (12.5%, Due 6/11) (1)	21,500	21,500	21,500
		Preferred LLC Interest (10.0%, 16,470 units)		589	589
		Class A Common LLC Interest (8.0%, 10,980 units)		408	630
D&B Towers, LLC	Communications-Other	Senior Debt (15.4%, Due 6/08) (1)	5,457	5,458	4,305
dick clark productions, inc. (2)(6)	Broadcasting	Common Stock (235,714 shares)		210	510
		Warrants to purchase Common Stock (expire 7/11)		858	5,049
The e-Media Club I, LLC (6)	Investment Fund	LLC Interest (74 units)		88	23
EAS Group, Inc.	Technology	Subordinated Debt (19.0%, Due 4/11) (1)	11,875	11,875	11,875
Empower IT Holdings, Inc. (2)	Information Services	Senior Debt (11.9%, Due 5/12) (1)	6,313	6,313	6,313
		Subordinated Debt (14.5%, Due 6/12) (1)	5,001	5,001	5,001
Equibrand Holding Corporation (2)	Leisure Activities	Senior Debt (12.4%, Due 9/10) (1)	4,640	4,640	4,640
		Subordinated Debt (16.0%, Due 3/11) (1)	9,611	9,611	9,611
Flexsol Packaging Corp.	Chemicals/Plastics	Subordinated Debt (12.9%, Due 12/12) (1)	3,000	3,000	2,640
Golden Knight II CLO, Ltd.	Diversified Financial Services	Income Notes (due 4/19)		3,575	3,575
GoldenSource Holdings, Inc. (6)	Technology	Warrants to purchase Class A Common Stock (expire 10/08)		—	—
Home Interiors & Gifts, Inc.	Home Furnishings	Senior Debt (10.4%, Due 3/11)	4,434	4,434	3,270

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited)

March 31, 2007

(dollars in thousands)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Jenzabar, Inc. (2)	Technology	Senior Preferred Stock (11.0%, 5,000 shares)		$6,519	$6,519
		Subordinated Preferred Stock (109,800 shares)		1,098	1,098
		Warrants to purchase Common Stock (expire 4/16)		422	17,109
Jupitermedia Corporation (6)	Information Services	Common Stock (148,373 shares)		2,114	982
Legacy Cabinets, Inc	Home Furnishings	Subordinated Debt (12.9%, Due 8/13) (1)	$3,000	3,000	3,000
Marietta Intermediate Holding Corporation	Cosmetics	Subordinated Debt (16.3%, Due 12/11) (1)	2,008	2,008	1,737
The Matrixx Group, Incorporated (2)	Plastic Products	Subordinated Debt (13.8%, Due 9/13) (1)	16,020	16,020	16,020
MCI Holdings, LLC (2)	Healthcare	Subordinated Debt (12.7%, Due 4/13) (1)	29,990	29,990	29,990
		Class A LLC Interest (4,712,042 units)		3,000	3,182
Metrologic Instruments, Inc.	Technology	Subordinated Debt (11.8%, Due 12/13) (1)	3,000	3,000	3,037
Metropolitan Telecommunications	Communications-CLEC	Senior Debt (11.5%, Due 6/10-9/10) (1)	20,300	20,300	20,300
		Subordinated Debt (15.4%, Due 12/10) (1)	10,929	10,929	10,929
Holding Company (2)		Warrants to purchase Common Stock (expire 9/13)		1,843	8,099
MicroCal Holdings, LLC (2)	Laboratory Instruments	Senior Debt (9.9%, Due 3/10-9/10) (1)	12,390	12,390	12,390
		Subordinated Debt (14.5%, Due 3/11) (1)	9,115	9,115	9,115
Micro Dental Laboratories (2)	Healthcare	Senior Debt (10.8%, Due 8/07) (1)	12,977	12,977	12,977
		Subordinated Debt (15.0%, Due 8/07) (1)	15,265	15,265	15,265
Miles Media Holding, LLC (2)	Publishing	Senior Debt (12.9%, Due 6/12) (1)	8,938	8,938	8,938
		Subordinated Debt (16.4%, Due 12/12) (1)	4,000	4,000	4,000
		Warrants to purchase LLC units (expire 6/09 and 6/15)		439	1,914
National Display Holdings, LLC (2)	Electronics	Senior Debt (10.5%, Due 12/10-12/11) (1)	22,500	22,500	22,500
		Subordinated Debt (15.0%, Due 12/12) (1)	19,248	19,248	19,248
		Class A Common LLC Interest (1,000,000 units)		333	583
New Century Companies, Inc. (6)	Industrial Equipment	Warrants to purchase Common Stock (expire 6/10)		—	—
PartMiner, Inc. (2)	Information Services	Senior Debt (11.8%, Due 6/09) (1)	2,341	2,341	2,341
Philadelphia Newspapers, LLC	Newspapers	Subordinated Debt (16.0%, Due 6/14) (1)	5,013	5,013	5,013
Powercom Corporation (2)	Communications-CLEC	Senior Debt (12.0%, Due 12/06)	1,798	1,798	1,798
		Warrants to purchase Class A Common Stock (expire 6/14)		286	—
Quantum Medical Holdings, LLC (2)	Laboratory Instruments	Senior Debt (11.4%, Due 5/11) (1)	15,500	15,500	15,500
		Subordinated Debt (15.0%, Due 12/11) (1)	18,091	18,091	18,091
		Preferred LLC Interest (1,000,000 units)		435	1,021
Restaurant Technologies, Inc.	Food Services	Subordinated Debt (15.5%, Due 2/12) (1)	25,408	25,408	25,408
		Series A-4 Convertible Preferred Stock (7,813 shares)		299	299
Sagamore Hill Broadcasting, LLC (2)	Broadcasting	Senior Debt (10.6%, Due 11/09) (1)	14,000	14,000	14,000

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments (unaudited)

March 31, 2007

(dollars in thousands)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Summit Business Media Intermediate Holding Company, LLC	Information Services	Subordinated Debt (12.3%, Due 12/13) (1)	$6,000	$6,000	$6,000
Teleguam Holdings, LLC (2)	Communications-Other	Subordinated Debt (12.4%, Due 10/12) (1)	20,000	20,000	20,000
Total Sleep Holdings, Inc. (2) (6)	Healthcare	Subordinated Debt (16.1%, Due 9/11)	23,575	23,229	19,502
ValuePage, Inc. (6)	Communications-Other	Senior Debt (12.8%, Due 6/08)	1,156	1,085	1,085
Velocity Technology Enterprises, Inc. (2)	Business Services	Senior Debt (9.6%, Due 12/12)	11,500	11,500	11,500
		Series A Preferred Stock (1,506,602 Shares)		1,500	1,500
VS&A-PBI Holding LLC (6)	Publishing	LLC Interest		500	—
VOX Communications Group Holdings, LLC (2)	Broadcasting	Senior Debt (13.6%, Due 12/07-6/10) (1)	11,108	11,000	11,000
		Convertible Preferred Subordinated Notes (13.4%, Due 6/15-10/16)	1,390	1,276	905
Wicks Business Information, LLC	Publishing	Unsecured Note (10.3%, Due 2/08)	243	243	243
Wiesner Publishing Company, LLC (6)	Publishing	Warrants to purchase LLC units (expire 6/12)		406	3,429
Xpressdocs Holdings, Inc (2)	Business Services	Senior Debt (9.2%, Due 7/11-12/11) (1)	18,918	18,918	18,918
		Subordinated Debt (14.0%, Due 7/12) (1)	6,113	6,113	6,113
		Series A Preferred Stock (161,870 shares)		500	426
Total Non-Affiliate Investments (represents 48.9% of total investments at fair value)				636,646	660,848
Total Investments				1,329,277	1,352,432
Unearned Income				(10,266)	(10,266)

Total Investments Net of Unearned Income				$1,319,011	$1,342,166

Call Options Written
Crystal Media Network, LLC (7)	Broadcasting	Call options written		$—	$—
Total Call Options Written				$—	$—

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2006

(dollars in thousands)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Control Investments: Majority-owned (5):
Broadview Networks Holdings, Inc. (2)	Communications-CLEC	Series A Preferred Stock (12.0%, 87,254 shares)		$64,318	$74,165
		Series A-1 Preferred Stock (12.0%, 100,702 shares)		57,380	85,597
		Common Stock (4,698,987 shares)		—	—
Chesapeake Tower Holdings, LLC	Communications-Other	Senior Debt (11.4%, Due 5/10)	$400	400	400
		Preferred LLC Interest (8.0%, 3,139 units)		3,139	3,139
		Class A Common LLC Interest (4,000 units)		—	—
Cleartel Communications, Inc. (2)	Communications-CLEC	Subordinated Debt (14.7%, Due 12/10-12/11)	71,962	71,962	71,962
		Series B Preferred Stock (8.0%, 57,862 shares)		50,613	612
		Common Stock (9 shares)		540	—
		Guaranty ($7,125)
Helicon Cable Holdings, LLC (2)	Cable	Senior Debt (10.4%, Due 12/12) (1)	12,250	12,250	12,250
		Subordinated Debt (14.3%, Due 6/13) (1)	7,187	7,187	7,187
		Preferred LLC Interest (10.0%, 82,500 units)		9,180	9,180
		Standby Letter of Credit ($300)
Jet Plastica Investors, LLC (2)	Plastic Products	Subordinated Debt (14.0%, Due 3/13) (1)	26,159	26,159	26,159
		Preferred LLC Interest (8.0%, 301,595 units)		30,893	30,893
JupiterKagan, Inc. (2)	Information Services	Senior Debt (12.1%, Due 3/10) (1)	5,349	5,349	5,349
		Series A Preferred Stock (10.0%, 100,000 shares) (6)		10,000	10,000
		Common Stock (770,000 shares)		—	—
		Standby Letter of Credit ($225)
		Guaranty ($1,353)
Midwest Tower Partners, LLC (2)	Communications-Other	Senior Debt (10.0%, 8/07)	9,781	9,781	9,781
		Subordinated Debt (14.3%, Due 2/08) (1)	17,485	17,485	17,485
		Preferred LLC Interest (14.0%, 17,697 units)		2,438	2,438
		Common LLC Interest (79,171 units)		201	5,213
RadioPharmacy Investors, LLC (2)	Healthcare	Senior Debt ( 9.9%, Due 12/10) (1)	7,000	7,000	7,000
		Subordinated Debt (15.0%, Due 12/11) (1)	9,258	9,258	9,258
		Preferred LLC Interest (8.0%, 70,000 units)		7,522	10,657
Superior Industries Investors, LLC (2)	Sporting Goods	Subordinated Debt (14.0%, Due 3/13-3/15) (1)	14,083	14,083	14,083
		Preferred LLC Interest (8.0%, 125,400 units)		12,837	12,837
Superior Publishing Corporation (2)	Newspaper	Subordinated Debt (20.0%, Due 10/10) (1)	20,731	19,022	19,022
		Series A Preferred Stock (12.0%, 7,999 shares)		7,999	9,244
		Common Stock (100 shares)		365	—
Working Mother Media, Inc. (6)	Publishing	Senior Debt (8.8%, Due 12/08)	17,869	11,546	11,546
		Class A Preferred Stock (13.0%, 12,497 shares)		12,497	5,019
		Class B Preferred Stock (13.0%, 1 share)		1	—
		Class C Preferred Stock (13.0%, 1 share)		1	—
		Common Stock (510 shares)		1	—
		Guaranty ($476)
Total Control investments: Majority-owned (represents 37.5% of total investments at fair value)				481,407	470,476
Control Investments: Non-majority owned (4):
Crystal Media Network, LLC (6) (7)	Broadcasting	LLC Interest		3,060	547

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2006

(dollars in thousands)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Intran Media, LLC	Other Media	Senior Debt (9.9%, Due 12/11) (1)	$12,000	$12,000	$12,000
		Preferred Units (10.0%, 86,000 units)		8,661	8,661
National Product Services, Inc. (2)	Business Services	Senior Debt (13.2%, Due 6/09)	12,316	5,710	12,365
		Subordinated Debt (16.0%, Due 6/09)	11,594	10,225	3,035
		Common Stock (995,428 shares)		—	—
Platinum Wireless, Inc. (6)	Communications- Other	Common Stock (2,937 shares)		4,640	3,764
		Option to purchase Common Stock (expire 12/31/13)		272	—
PremierGarage Holdings, LLC (2)	Home Furnishings	Senior Debt (10.1%, Due 6/10-12/10)	10,700	10,700	10,700
		Preferred LLC Units (8.0%, 445 units)		4,592	4,592
		Common LLC Units (356 units)		—	—
Total Control Investments: Non-majority-owned (represents 4.4% of total investments at fair value)				59,860	55,664
Total Control Investments: (represents 41.9% of total investments at fair value)				541,267	526,140
Affiliate Investments (3):
Advanced Sleep Concepts, Inc. (2)	Home Furnishings	Senior Debt (13.8%, Due 10/11) (1)	7,000	7,000	7,000
		Subordinated Debt (16.0%, Due 4/12) (1)	4,540	4,540	4,540
		Common Stock (423 shares)		524	524
		Warrants to purchase Common Stock (expire 10/12/16)		348	348
Cherry Hill Holdings, Inc. (2)	Photographic Studio	Senior Debt (12.9%, Due 8/11) (1)	12,122	12,122	12,122
		Series A Preferred Stock (10.0%, 750 shares)		775	775
iVerify.US Inc. (6)	Communications- Other	Preferred Stock (8.0%, 54 shares)		578	—
		Common Stock (20 shares)		550	—
NYL Brands Holdings, Inc. (2) (9)	Clothing & Accessories	Subordinated Debt (13.0%, Due 2/11) (1)	10,000	10,000	10,000
		Class A Common Stock (1,500 shares)		1,500	1,500
		Warrants to purchase Common Stock		331	526
		(expire 2/3/16)
On Target Media, LLC	Other Media	Class A LLC Interest (10.0%, 68 units)		1,836	1,836
		Class B LLC Interest (68 units)		—	1,613
Stratford School Holdings, Inc. (2)	Education	Senior Debt (9.9%, Due 7/11-9/11) (1)	14,500	14,500	14,500
		Subordinated Debt (14.0%, Due 12/11) (1)	6,924	6,924	6,924
		Preferred Stock (12.0%, 10,000 shares)		60	2,997
		Warrants to purchase Common Stock (expire 5/31/15)		68	1,026
Sunshine Media Delaware, LLC (2)	Publishing	Senior Debt (14.7%, Due 12/08)	13,632	12,281	12,281
		Class A LLC Interest (8.0%, 563,808 units)		564	329
		Option to acquire Warrants to purchase Class B LLC interest (expire 5/31/14)		—	—
TNR Entertainment Corp.	DVD Rental	Senior Debt (10.4%, Due 7/10) (1)	12,500	12,500	12,500
		Subordinated Debt (17.5%, Due 1/11) (1)	13,067	13,067	13,067
		Series D Preferred Stock (1,806,452 shares)		3,000	3,000
		Warrants to purchase Series D Preferred Stock (expire 7/31/16)		—	—
XFone, Inc (6)	Communications- Other	Common Stock (868,947 shares)		2,485	2,482
		Warrants to purchase Common Stock (expire 3/3/11)		—	—
Total Affiliate Investments (represents 8.7% of total investments at fair value)				105,553	109,890
See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2006

(dollars in thousands)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Non-Affiliate Investments (less than 5% owned):
Allen’s TV Cable Service, Inc.	Cable	Senior Debt (12.1%, Due 12/12) (1)	$7,998	$7,998	$7,998
		Subordinated Debt (12.1%, Due 12/12) (1)	2,096	2,096	2,096
		Warrants to purchase Common Stock (expire 11/30/15)		—	—
Amerifit Nutrition, Inc. (2)	Drugs	Senior Debt (12.0%, Due 3/10) (1)	5,569	5,569	5,569
B & H Education, Inc. (2)	Education	Senior Debt (10.4%, Due 3/10) (1)	4,000	4,000	4,000
		Preferred Stock (12.0%, 5,384 shares)		1,188	1,540
Badoud Enterprises, Inc. (2)	Newspaper	Senior Debt (10.4%, Due 9/11) (1)	4,799	4,799	4,799
BLI Holdings, Inc. (2)	Drugs	Subordinated Debt (13.1%, Due 3/10) (1)	10,000	10,000	10,000
Builders First Source, Inc.	Building & Development	Senior Debt (7.9%, Due 8/11) (1)	886	886	873
Cambridge Information Group, Inc. (2)	Information Services	Subordinated Debt (12.9%, Due 11/11) (1)	8,500	8,500	8,500
CEI Holdings, Inc.	Cosmetics	Subordinated Debt (13.1%, Due 12/11) (1)	4,755	4,755	4,755
Communications & Power Industries, Inc.	Aerospace & Defense	Senior Debt (7.6%, Due 7/10) (1)	741	741	744
Communicom Broadcasting, LLC (2)	Broadcasting	Senior Debt (12.4%, Due 2/11) (1)	8,068	8,068	8,068
Community Media Group, Inc. (2)	Newspaper	Senior Debt (9.9%, Due 9/10) (1)	19,730	19,730	19,730
Cornerstone Healthcare Group Holding, Inc.	Healthcare	Subordinated Debt (14.0%, Due 7/12) (1)	7,206	7,206	7,206
Country Road Communications LLC (2)	Communications-Other	Subordinated Debt (13. 3%, Due 7/13) (1)	13,000	13,000	13,000
Creative Loafing, Inc. (2)	Newspaper	Senior Debt (12.0%, Due 6/10) (1)	18,275	18,275	18,275
Crescent Publishing Company LLC (2)	Newspaper	Senior Debt (15.1%, Due 6/09-6/10) (1)	7,503	7,503	7,503
Cruz Bay Publishing, Inc.	Publishing	Subordinated Debt (12.4%, Due 12/13)	20,000	20,000	20,000
CWP/RMK Acquisition Corp.	Home Furnishings	Senior Debt (8.9%, Due 6/11) (1)	6,250	6,250	6,250
		Subordinated Debt (13.4%, Due 12/12) (1)	11,750	11,750	11,750
		Common Stock (500 shares)		500	500
Dayton Parts Holdings, LLC (2)	Auto Parts	Subordinated Debt (12.5%, Due 6/11) (1)	16,000	16,000	16,000
		Preferred LLC Interest (10.0%, 16,470 units)		589	589
		Class A LLC Interest (8.0%, 10,980 units)		408	609
D&B Towers, LLC	Communications-Other	Senior Debt (15.4%, Due 6/08) (1)	5,412	5,412	5,062
dick clark productions, inc. (2)(6)	Broadcasting	Common Stock (235,714 shares)		210	510
		Warrants to purchase Common Stock (expire 7/25/11)		858	5,049
The e-Media Club I, LLC (6)	Investment Fund	LLC Interest (74 units)		88	34
EAS Group, Inc.	Technology	Subordinated Debt (16.0%, Due 4/11) (1)	11,529	11,529	11,529
Empower IT Holdings, Inc. (2)	Information Services	Senior Debt (11.9%, Due 5/12) (1) Subordinated Debt (14.5%, Due 6/12) (1)	7,959 5,116	7,959 5,116	7,959 5,116
Equibrand Holding Corporation (2)	Leisure Activities	Senior Debt (12.4%, Due 9/10) (1)	4,640	4,640	4,640
		Subordinated Debt (15.8%, Due 3/11) (1)	9,674	9,674	9,674
Flexsol Packaging Corp.	Chemicals/Plastics	Subordinated Debt (13.5%, Due 12/12) (1)	3,000	3,000	2,955
GoldenSource Holdings Inc. (6)	Technology	Warrants to purchase Common Stock (expire 10/31/08)		—	—
Home Interiors & Gifts, Inc.	Home Furnishings	Senior Debt (10.4%, Due 3/11)	4,492	4,492	3,308

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2006

(dollars in thousands)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Jenzabar, Inc. (2)	Technology	Senior Preferred Stock (11.0%, 5,000 shares)		$6,381	$6,381
		Subordinated Preferred Stock (109,800 shares)		1,098	1,098
		Warrants to purchase Common Stock (expire 4/30/16)		422	17,180
The Joseph F. Biddle Publishing Company (2)	Newspaper	Senior Debt (8.9%, Due 12/11) (1)	$7,050	7,050	7,050
Jupitermedia Corporation (6)	Information Services	Common Stock (148,373 shares)		2,114	1,175
Legacy Cabinets, Inc	Home Furnishings	Subordinated Debt (12.9%, Due 8/13) (1)	3,000	3,000	3,000
Marietta Intermediate Holding Corporation	Cosmetics	Subordinated Debt (14.8%, Due 12/11) (1)	2,000	2,000	1,517
MCI Holdings, LLC (2)	Healthcare	Subordinated Debt (12.7%, Due 3/12-4/13) (1)	29,791	29,791	29,791
		Class A LLC Interest (4,712,042 units)		3,000	3,388
Metropolitan Telecommunications Holding Company (2)	Communications-CLEC	Senior Debt (12.5%, Due 6/010-9/10) (1) Subordinated Debt (16.4%, Due 12/10) (1) Warrants to purchase Common Stock (expire 9/30/13)	20,725 10,929	20,725 10,929 1,843	20,725 10,929 8,320
MicroCal Holdings, LLC (2)	Laboratory Instruments	Senior Debt (9.9%, Due 3/10-9/10) (1)	12,800	12,800	12,800
		Subordinated Debt (14.5%, Due 3/11) (1)	9,115	9,115	9,115
Micro Dental Laboratories (2)	Healthcare	Senior Debt (10.7%, Due 5/11-11/11) (1)	13,186	13,186	13,186
		Subordinated Debt (15.0%, Due 5/12) (1)	6,999	6,999	6,999
Miles Media Holding, LLC (2)	Publishing	Senior Debt (11.9%, Due 6/12) (1)	9,150	9,150	9,150
		Subordinated Debt (16.4%, Due 12/12) (1)	4,000	4,000	4,000
		Warrants to purchase LLC Units (expire 6/09 and 6/15)		439	2,119
National Display Holdings, LLC (2)	Electronics	Senior Debt (11.4%, Due 12/11) (1)	10,000	10,000	10,000
		Subordinated Debt (15.0%, Due 12/12) (1)	13,682	13,682	13,682
		Class A Common LLC Interest (1,000,000 units)		1,000	1,152
New Century Companies, Inc. (6)	Industrial Equipment	Warrants to purchase Common Stock (expire 6/30/10)		—	—
PartMiner, Inc. (2)	Information Services	Senior Debt (14.9%, Due 6/09) (1)	3,341	3,341	3,341
Philadelphia Newspapers, LLC	Newspapers	Subordinated Debt (16.0%, Due 6/14) (1)	5,017	5,017	5,017
Powercom Corporation (2)	Communications-CLEC	Senior Debt (12.0%, Due 12/06)	1,798	1,798	1,798
		Warrants to purchase Class A Common Stock (expire 6/30/14)		286	—
Quantum Medical Holdings, LLC (2)	Laboratory Instruments	Senior Debt (11.1%, Due 12/10- 5/11) (1)	17,500	17,500	17,500
		Subordinated Debt (15.0%, Due 12/11) (1)	18,032	18,032	18,032
		Preferred LLC Interest (1,000,000 units)		421	955
Restaurant Technologies, Inc.	Food Services	Subordinated Debt (16.0%, Due 2/12) (1)	20,923	20,923	20,923
		Series A-4 Convertible Preferred Stock (7,813 shares)		281	281
Sagamore Hill Broadcasting, LLC (2)	Broadcasting	Senior Debt (11.4%, Due 11/09) (1)	14,000	14,000	14,000

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments

December 31, 2006

(dollars in thousands)

Portfolio Company	Industry	Investment (8)	Principal	Cost	Fair Value
Summit Business Media Intermediate Holding Company, LLC	Information Services	Subordinated Debt (12.4%, Due 11/13)	$6,000	$6,000	$6,000
Switch & Data Holdings, Inc.	Business Services	Subordinated Debt (12.6%, Due 4/11) (1)	12,000	12,000	12,000
Team Express, Inc. (2)	Retail	Subordinated Debt (15.0%, Due 6/11) (1)	7,327	7,327	7,327
Teleguam Holdings, LLC (2)	Communications- Other	Subordinated Debt (12.4%, Due 10/12) (1)	20,000	20,000	20,000
Total Sleep Holdings, Inc. (2)(6)	Healthcare	Subordinated Debt (16.0%, Due 9/11) (1)	23,179	23,005	19,034
ValuePage, Inc. (6)	Communications- Other	Senior Debt (12.8%, Due 6/08)	1,146	1,095	1,095
VS&A-PBI Holding LLC (6)	Publishing	LLC Interest		500	—
VOX Communications Group Holdings, LLC (2)	Broadcasting	Senior Debt (13.6%, Due 12/07-6/10) (1)	11,054	11,000	11,000
		Convertible Preferred Subordinated Notes (12.4%, Due 6/15-10/16 )	1,317	1,244	677
Wicks Business Information, LLC	Publishing	Unsecured Note (10.3%, Due 2/08)	237	237	237
Wiesner Publishing Company, LLC	Publishing	Warrants to purchase LLC units (expire 6/30/12)		406	3,339
Wire Rope Corporation of America, Inc.	Industrial Equipment	Senior Debt (13.1%, Due 6/11) (1)	6,000	6,000	6,120
WirelessLines II, Inc.	Communications- Other	Senior Debt (8.0%, Due 4/07)	129	129	129
Xpressdocs Holdings, Inc (2)	Business Services	Senior Debt (9.3%, Due 7/11) (1)	17,255	17,255	17,255
		Subordinated Debt (14.0%, Due 7/12) (1)	6,075	6,075	6,075
		Series A Preferred Stock (161,870 shares)		500	500
Total Non-Affiliate Investments (represents 49.4% of total investments at fair value)				595,885	621,582
Total Investments				1,242,705	1,257,612
Unearned Income				(9,539)	(9,539)
Total Investments Net of Unearned Income				$1,233,166	$1,248,073

Call Options Written
Crystal Media Network, LLC (7)	Broadcasting	Call options written		$—	$—
Total Call Options Written				$—	$—

See notes to consolidated financial statements

MCG Capital Corporation

Consolidated Schedule of Investments

March 31, 2007 and December 31, 2006

(dollars in thousands)

(1)	Some or all of this security has been pledged as collateral in one or more of MCG’s credit facilities. See Note 3 to the Consolidated Financial Statements.
(2)	Some of the securities listed are issued by affiliate(s) of the listed portfolio company.
(3)	Affiliate investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns at least 5% but not more than 25% of the voting securities of the company.
(4)	Control investments are generally defined under the Investment Company Act of 1940 as companies in which MCG owns more than 25% of the voting securities of the company. MCG defines non-majority owned control investments as companies in which MCG owns more than 25% but not more than 50% of the voting securities of the company.
(5)	MCG defines majority owned control investments as companies in which MCG owns more than 50% of the voting securities of the company.
(6)	Non-income producing at the relevant period end.
(7)	MCG has a written call option outstanding on up to a 10% interest in Crystal Media. The option expires January 31, 2008.
(8)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates. Rates on preferred stock and preferred LLC interests, where applicable, represent the contractual rate.
(9)	During the first quarter of 2007, NYL Brands Holdings, Inc changed its name to Active Brands International, Inc.

See notes to consolidated financial statements.

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited)

(in thousands, except per share data)

Note 1—Description of Business and Unaudited Interim Consolidated Financial Statements Basis of Presentation

MCG Capital Corporation (“MCG” or the “Company”) is a solutions-focused commercial finance company providing capital and advisory services to middle market companies throughout the United States. The Company is a non-diversified internally managed, closed-end investment company that elected to be treated as a business development company under the Investment Company Act of 1940, as amended (“1940 Act”).

The Company conducts some of its activities through wholly owned special purpose financing subsidiaries. These subsidiaries are bankruptcy remote, special purpose entities to which the Company transfers certain loans. Each financing subsidiary in turn transfers the loans to a Delaware statutory trust. The transfers of the loans to the Delaware statutory trusts are structured as on-balance sheet securitizations for accounting purposes.

The Company has formed a subsidiary, Solutions Capital I, LP, which has applied to the United States Small Business Administration (“SBA”) for a license to operate as a small business investment company (“SBIC”) under the Small Business Investment Act of 1958, as amended. In connection with the formation of Solutions Capital I, LP, the Company organized another wholly owned subsidiary, Solutions Capital GP, LLC, as a Delaware limited liability company. Solutions Capital GP, LLC will act as the general partner of Solutions Capital I, LP, while the Company will be the sole limited partner.

The Company also uses wholly owned subsidiaries, all of which are structured as Delaware corporations, to hold the assets of one or more of its portfolio companies. Some of these subsidiaries have wholly owned subsidiaries, all of which are Delaware corporations, that hold the assets of certain of the Company’s portfolio companies.

The accompanying financial statements reflect the consolidated accounts of MCG, including Solutions Capital I, LP, Solutions Capital GP, LLC, MCG Opportunity Investment Fund I, LLC and MCG’s special purpose financing subsidiaries, MCG Finance I, LLC, MCG Finance II, LLC, MCG Finance III, LLC, MCG Finance IV, LLC, MCG Finance V, LLC, MCG Finance VI, LLC, MCG Finance VII, LLC, and MCG Finance VIII, LLC, with all significant intercompany balances eliminated. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments, including those in which it has a controlling interest.

Interim consolidated financial statements of MCG are prepared in accordance with generally accepted accounting principles (“GAAP”) for interim financial information and pursuant to the requirements of reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods, have been included. The results of operations for the three months ended March 31, 2007 are not necessarily indicative of results that ultimately may be achieved for the year. The interim unaudited consolidated financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company’s Form 10-K for the fiscal year ended December 31, 2006, as filed with the SEC. Certain prior period information has been reclassified to conform to current year presentation.

Taxable subsidiaries

The Company currently qualifies as a regulated investment company (a “RIC”) for federal income tax purposes, which allows it to avoid paying corporate income taxes on any income or gains that it distributes to its shareholders. The Company has certain wholly owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds one or more of the Company’s portfolio investments that are listed on the Consolidated Schedule of

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited) (continued)

(in thousands, except per share amounts)

Investments. The Taxable Subsidiaries are consolidated with the Company for GAAP purposes, such that the Company’s consolidated financial statements reflect its investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass–through entities) and still satisfy the RIC tax requirement that at least 90% of the Company’s gross revenue for income tax purposes must consist of investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass–through entity) portfolio investment would flow through directly to the Company. To the extent that such income did not consist of investment income, it could jeopardize the ability of the Company to qualify as a RIC and therefore cause the Company to incur significant amounts of federal income taxes. Where the LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, however, their income is taxed to the Taxable Subsidiaries and does not flow through to the Company, thereby helping the Company preserve its RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense, if any, is reflected in the Company’s Consolidated Statement of Operations.

Note 2—Investments

The composition of MCG’s investments as of March 31, 2007 and December 31, 2006, at cost, was as follows, excluding unearned income:

	March 31, 2007		December 31, 2006
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio
Senior secured debt	$426,582	32.1%	$384,490	30.9%
Subordinated debt
Secured	524,763	39.5	506,681	40.8
Unsecured	25,849	1.9	25,233	2.0

Total debt investments	977,194	73.5	916,404	73.7

Preferred equity	328,404	24.7	296,942	23.9
Common/Common equivalents equity	23,679	1.8	29,359	2.4

Total equity investments	352,083	26.5	326,301	26.3

Total	$1,329,277	100.0%	$1,242,705	100.0%

The composition of MCG’s investments as of March 31, 2007 and December 31, 2006, at fair value, was as follows, excluding unearned income:

	March 31, 2007		December 31, 2006
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt	$431,038	31.9%	$389,721	31.0%
Subordinated debt
Secured	514,073	38.0	494,992	39.3
Unsecured	25,478	1.9	24,666	2.0

Total debt investments	970,589	71.8	909,379	72.3

Preferred equity	326,567	24.1	285,150	22.7
Common/Common equivalents equity	55,276	4.1	63,083	5.0

Total equity investments	381,843	28.2	348,233	27.7

Total	$1,352,432	100.0%	$1,257,612	100.0%

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited) (continued)

(in thousands, except per share amounts)

The Company’s debt instruments generally provide for a contractual variable interest rate generally ranging from approximately 8% to 16%, a portion of which may be deferred. At March 31, 2007, approximately 62% of loans in the portfolio, based on amounts outstanding at fair value, were at variable rates determined on the basis of a benchmark LIBOR or prime rate and approximately 38% were at fixed rates. In addition, at March 31, 2007, approximately 32% of the loan portfolio has floors of between 1.50% and 3.0% on the LIBOR base index. The Company’s loans generally have stated maturities at origination that range from four to eight years. Customers typically pay an origination fee based on a percentage of the commitment amount. They also often pay a fee based on any undrawn commitments.

When one of the Company’s loans becomes more than 90 days past due, or if the Company otherwise does not expect the customer to be able to service its debt and other obligations, the Company will, as a general matter, place the loan on non-accrual status and will generally cease recognizing interest income on that loan until all principal and interest has been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. However, the Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. The following table summarizes the Company’s loans greater than 90 days past due and loans on non-accrual status, at fair value, at March 31, 2007 and December 31, 2006:

	March 31, 2007			December 31, 2006
	Fair Value	% of Loan Portfolio	% of Total Portfolio	Fair Value	% of Loan Portfolio	% of Total Portfolio
Loans greater than 90 days past due
On non-accrual status	$20,587	2.1%	1.5%	$20,129	2.2%	1.6%
Not on non-accrual status	1,798	0.2	0.1	1,798	0.2	0.1

Total loans greater than 90 days past due	$22,385	2.3%	1.6%	$21,927	2.4%	1.7%

Loans on non-accrual status
0 to 90 days past due	$96,812	10.0%	7.2%	$15,259	1.7%	1.2%
Greater than 90 days past due	20,587	2.1	1.5	20,129	2.2	1.6

Total loans on non-accrual status	$117,399	12.1%	8.7%	$35,388	3.9%	2.8%

Loans on non-accrual status or greater than 90 days past due	$119,197	12.3%	8.8%	$37,186	4.1%	2.9%

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited) (continued)

(in thousands, except per share amounts)

The table below shows the composition of MCG’s portfolio by industry (excluding unearned income) at cost as of March 31, 2007 and December 31, 2006:

	March 31, 2007		December 31, 2006
	Investments at Cost	Percentage of Total Portfolio	Investments at Cost	Percentage of Total Portfolio
Telecommunications – CLEC (competitive local exchange carriers)	$295,651	22.2%	$280,394	22.6%
Other Communications	46,749	3.5	81,605	6.6
Healthcare	115,697	8.7	106,967	8.6
Newspaper	82,249	6.2	89,760	7.2
Cable	75,494	5.7	38,711	3.1
Plastic Products	73,798	5.6	57,052	4.6
Publishing	71,526	5.4	71,623	5.8
Business Services	59,479	4.4	51,765	4.2
Laboratory Instruments	55,531	4.2	57,868	4.6
Home Furnishings	53,475	4.0	53,696	4.3
Food Services	48,750	3.7	21,204	1.7
Electronics	42,081	3.2	24,682	2.0
Broadcasting	38,486	2.9	38,440	3.1
Information Services	37,418	2.8	48,379	3.9
Sporting Goods	30,488	2.3	26,920	2.2
DVD Rental	28,557	2.1	28,567	2.3
Education	26,346	2.0	26,740	2.1
Technology	22,914	1.7	19,430	1.6
Other Media	22,755	1.7	22,497	1.8
Auto Parts	22,497	1.7	16,997	1.4
Drugs	15,379	1.2	15,569	1.2
Real Estate Investments	14,571	1.1	—	—
Leisure Activities	14,251	1.1	14,314	1.2
Photographic Studio	13,007	1.0	12,897	1.0
Retail	11,832	0.9	19,158	1.5
Cosmetics	2,008	0.1	6,755	0.5
Other (a)	8,288	0.6	10,715	0.9

	$1,329,277	100.0%	$1,242,705	100.0%

(a)	No individual industry within this category exceeds 1%.

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited) (continued)

(in thousands, except per share amounts)

The table below shows the composition of MCG’s portfolio by industry (excluding unearned income) at fair value as of March 31, 2007 and December 31, 2006:

	March 31, 2007		December 31, 2006
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Telecommunications – CLEC	$289,143	21.4%	$274,108	21.8%
Other Communications	45,434	3.4	83,988	6.7
Healthcare	115,078	8.5	106,519	8.5
Newspaper	82,989	6.1	90,640	7.2
Plastic Products	81,564	6.0	57,052	4.5
Cable	75,494	5.6	38,711	3.1
Publishing	67,997	5.0	68,020	5.4
Business Services	59,819	4.4	51,230	4.1
Laboratory Instruments	56,117	4.1	58,402	4.6
Home Furnishings	53,509	4.0	52,512	4.2
Food Services	48,750	3.6	21,204	1.7
Electronics	42,331	3.1	24,834	2.0
Broadcasting	40,205	3.0	39,851	3.2
Technology	39,638	2.9	36,188	2.9
Information Services	36,286	2.7	47,440	3.8
Sporting Goods	32,903	2.4	26,920	2.1
Education	30,592	2.3	30,987	2.5
DVD Rental	28,557	2.1	28,567	2.3
Other Media	24,565	1.8	24,110	1.9
Auto Parts	22,719	1.7	17,198	1.4
Drugs	15,379	1.1	15,569	1.2
Real Estate Investments	14,571	1.1	—	—
Leisure Activities	14,251	1.1	14,314	1.1
Photographic Studio	13,007	1.0	12,897	1.0
Retail	11,944	0.9	19,353	1.5
Cosmetics	1,737	0.1	6,272	0.5
Other (a)	7,853	0.6	10,726	0.8

	$1,352,432	100.0%	$1,257,612	100.0%

(a)	No individual industry within this category exceeds 1%.

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited) (continued)

(in thousands, except per share amounts)

As of March 31, 2007 and December 31, 2006, the Company has one issued call option outstanding. On July 31, 2006, in connection with the sale of 50.1% of the ownership of Crystal Media Network, LLC (“CMN”) to a private investor, the Company issued an option to the private investor to acquire an additional 10% of the ownership of CMN from the Company for $110. The option to acquire 10% of CMN expires January 31, 2008 if not exercised prior to that date and is outstanding as of March 31, 2007 and December 31, 2006. This call option is included in other liabilities at fair value on the Company’s consolidated balance sheets. The following table summarizes the call options issued for the three months ended March 31, 2007:

Three months ended March 31, 2007
	Cost	Fair Value
Call options outstanding at the beginning of the period	$—	$—
Call options written	—	—
Call options closed	—	—
Call options expired	—	—
Call options exercised	—	—

Call options outstanding at the end of the period	$—	$—

Note 3—Borrowings

The following is a summary of the Company’s borrowings as of March 31, 2007 and December 31, 2006:

	March 31, 2007		December 31, 2006
	Facility Amount	Amount Outstanding	Facility Amount	Amount Outstanding
Unsecured Notes	$50,000	$50,000	$50,000	$50,000
Commercial Loan Trust 2006-2	200,000	82,859	200,000	84,040
Commercial Loan Funding Trust Facility	—	—	250,000	83,943
Class A Variable Funding Certificates	218,750	89,743	—	—
Class B Variable Funding Certificates	31,250	7,000	—	—
Term Securitization
Series 2006-1 Class A-1 Notes	106,250	106,250	106,250	106,250
Series 2006-1 Class A-2 Notes	50,000	32,000	50,000	11,400
Series 2006-1 Class A-3 Notes	85,000	60,000	85,000	35,000
Series 2006-1 Class B Notes	58,750	58,750	58,750	58,750
Series 2006-1 Class C Notes	45,000	45,000	45,000	45,000
Series 2006-1 Class D Notes	47,500	47,500	47,500	47,500
Revolving Unsecured Credit Facility	100,000	27,000	100,000	—

Total	$992,500	$606,102	$992,500	$521,883

All of the Company’s debt facilities, except the Revolving Unsecured Credit Facility and the Unsecured Notes, are funded through the Company’s bankruptcy remote, special purpose, wholly owned subsidiaries and, therefore, the assets of these subsidiaries may not be available to the Company’s creditors. In some cases, advances under the Company’s debt facilities are subject to certain other covenants, including having sufficient levels of collateral and various restrictions on which loans the Company may leverage as collateral. The Company borrows directly as well as indirectly through credit facilities maintained by its subsidiaries.

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited) (continued)

(in thousands, except per share amounts)

Unsecured Notes. On October 11, 2005, the Company issued $50,000 of investment grade five-year unsecured notes in a private placement. The notes were rated “BBB-” by Fitch Ratings, Inc. and have a fixed interest rate of 6.73% per year payable semi-annually. Bayerische Hypo-Und Vereinsbank, AG, New York Branch (“HVB”) acted as the placement agent for the issuance.

Commercial Loan Trust 2006-2. On May 2, 2006 the Company established, through MCG Commercial Loan Trust 2006-2, a $200,000 warehouse credit facility with Merrill Lynch Capital Corp. The warehouse credit facility allows MCG Commercial Loan Trust 2006-2 to acquire up to $250,000 of commercial loans with borrowings of up to $200,000 subject to certain covenants, concentration limitations and other restrictions. The warehouse credit facility is primarily secured by the assets of MCG Commercial Loan Trust 2006-2, including the commercial loans purchased by the trust from the Company. Under the terms of the credit and warehouse agreement, the loans may be senior secured loans, second lien loans or unsecured loans, as defined in the agreement, subject to certain limitations. Up to 60% of the collateral in this warehouse facility may be non-senior secured loans, and the remaining 40% must be senior secured loans.

The Company uses this facility to fund the origination of loans that will collateralize a future term securitization. Advances under the facility, equal to 80% of the value of commercial loans purchased by the trust, bear interest based on LIBOR plus 0.75% and interest is payable monthly. The facility is scheduled to terminate on the earlier of November 30, 2007 or the completion of a term securitization and may be extended under certain circumstances. As of March 31, 2007 the Company had $82,859 outstanding under this facility.

MCG Commercial Loan Funding Trust. The Company has, through MCG Commercial Loan Funding Trust, a $250,000 warehouse financing facility funded through Three Pillars Funding LLC, an asset-backed commercial paper conduit administered by SunTrust Capital Markets, Inc. The warehouse financing facility operates like a revolving credit facility that is primarily secured by the assets of MCG Commercial Loan Funding Trust, including commercial loans sold by the Company to the trust. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, term, average life, investment rating, agency rating and industry diversity requirements. There are also certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs. Such limitations, requirements, and associated defined terms are as provided for in the documents governing the facility. This facility is funded through two separate Variable Funding Certificates, (“VFC”), a $218,750 Class A VFC and a $31,250 Class B VFC. Advances under the Class A VFC may be up to 70% of eligible collateral and bear interest at the commercial paper rate plus 0.95%. Advances under the Class B VFC may be up to 10% of eligible collateral and bear interest at the commercial paper rate plus 1.75%. The facility is scheduled to terminate on November 7, 2007, but is subject to annual renewal and may be extended under certain circumstances. During July 2006, the facility was renewed until July 27, 2007. As of March 31, 2007, the Company had $89,743 Class A VFC and $7,000 Class B VFC outstanding under this facility. See Note 8 Subsequent Events for further discussion of this facility.

Commercial Loan Trust 2006-1. On April 18, 2006, the Company completed a $500,000 debt securitization through MCG Commercial Loan Trust 2006-1, its wholly owned subsidiary. The 2006-1 Trust issued $106,250 of Class A-1 Notes rated AAA / Aaa, $50,000 of Class A-2 Notes rated AAA / Aaa, $85,000 of Class A-3 Notes rated AAA / Aaa, $58,750 of Class B Notes rated AA / Aa2, $45,000 of Class C Notes rated A / A2 and $47,500 of Class D Notes rated BBB / Baa2 as rated by Moody’s and S&P, respectively. The Series 2006-1 Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class B Notes, Class C Notes and Class D Notes bear interest of LIBOR plus 0.33%, 0.35%, 0.33%, 0.58%, 1.05% and 2.25%, respectively.

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited) (continued)

(in thousands, except per share amounts)

The Company retains all of the equity in the securitization. The securitization includes a reinvestment period of five years, during which principal collections received on the underlying collateral may be used to purchase new collateral from the Company. Under the terms of the securitization, up to 55% of the collateral may be non-senior secured commercial loans and the remaining 45% must be senior secured commercial loans.

The Class A-1, Class B, Class C and Class D Notes are term notes. The Class A-2 Notes are a revolving class of secured notes and have a revolving period of five years. The Class A-3 Notes are a delayed draw class of secured notes and are required to be drawn by April 2007. All of the notes are secured by the assets of MCG Commercial Loan Trust 2006-1, including commercial loans totaling $449,195 as of March 31, 2007, which were purchased by the trust from the Company. Additional commercial loans will be purchased by the trust from the Company primarily using the proceeds from the Class A-3 delayed draw notes and the Class A-2 revolving notes. The pool of commercial loans in the trust must meet certain requirements, including, but not limited to, asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements. As of March 31, 2007, the Company had $349,500 of these notes outstanding.

Revolving Unsecured Credit Facility. This facility is a $100,000 unsecured revolving credit facility established with HVB. The facility allows for additional lenders with HVB acting as the agent. The $100,000 commitment is maintained by four lenders. HVB, Chevy Chase Bank, Sovereign Bank, and Royal Bank of Canada maintain commitments of $50,000, $10,000, $15,000, and $25,000, respectively. Advances under this credit facility bear interest at LIBOR plus 2.00% or the prime rate plus 0.50%, and there is a commitment fee of 0.25% per annum on undrawn amounts. The credit facility contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity, minimum asset coverage ratio, minimum cash net operating income, and a minimum ratio of earnings before interest and taxes to interest expense. The credit facility also contains customary events of default with customary cure and notice, including, without limitation, nonpayment, misrepresentation in a material respect, breach of covenant, cross-default to other indebtedness, bankruptcy, change of control, change of management, and material adverse change. As of March 31, 2007 the Company had $27,000 outstanding under this credit facility.

Borrowings outstanding, by interest rate benchmark, as of March 31, 2007 and December 31, 2006 were as follows:

	March 31, 2007	December 31, 2006
LIBOR	$432,359	$387,940
Prime rate	27,000	—
Commercial paper rate	96,743	83,943
Fixed rate	50,000	50,000

	$606,102	$521,883

Note 4—Share Based Compensation

Employee Share Based Compensation

During the three months ended March 31, 2007, the Company granted approximately 981 restricted shares under the 2006 Employee Restricted Stock Plan. The forfeiture provisions will lapse quarterly with respect to 781 of these restricted shares through December 31, 2010. The remaining 200 of these restricted shares are subject to both time-and performance-based forfeiture provisions that lapse annually each February 28th from 2007 through 2010. During the three months ended March 31, 2007, approximately 6 restricted shares were forfeited.

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited) (continued)

(in thousands, except per share amounts)

During the three months ended March 31, 2007 and 2006, the Company recognized compensation expense related to employee restricted stock of approximately $2,982 and $610, respectively. In addition, dividends paid on restricted shares securing non-recourse employee loans and on forfeited shares totaled $70 and $512 for the quarter ended March 31, 2007 and 2006, respectively, and are included in salaries and benefits in the Consolidated Statements of Operations. At March 31, 2007, total unrecognized compensation cost related to restricted stock granted to employees was approximately $22,867 and is expected to be recognized over a weighted average remaining requisite service period of approximately 3.2 years.

Non-Employee Director Share Based Compensation

Compensation cost related to restricted shares issued to non-employee directors under the 2006 Non-employee Director Restricted Stock Plan was approximately $164 and $0 during the three months ended March 31, 2007 and 2006, respectively. The compensation cost related to restricted shares granted to non-employee directors is considered part of the overall compensation to these directors for their services as directors of the Company, therefore this cost is included as a component of general and administrative expense on the Company’s Consolidated Statement of Operations for the three months ended March 31, 2007. At March 31, 2007, total unrecognized compensation cost related to restricted stock granted to non-employee directors was approximately $236 and is expected to be recognized over a weighted average remaining requisite service period of approximately 2.0 years.

The following table summarizes the Company’s restricted stock award activity during the three months ended March 31, 2007:

	Shares	Weighted Average Grant Date Fair Value
Restricted stock subject to forfeiture provisions at December 31, 2006	458	$16.50
Restricted stock granted	981	19.76
Restricted stock for which forfeiture provisions lapsed	(158)	18.76
Restricted stock forfeited	(6)	20.07

Restricted stock subject to forfeiture provisions at March 31, 2007	1,275	$18.71

Note 5—Income Taxes and Distributions

As a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code, the Company’s income generally will not be subject to taxation to the extent such income is distributed to stockholders. However, certain of the Company’s investments are owned by wholly owned subsidiaries that are subject to corporate level federal, state, and local income tax in their respective jurisdictions. Income taxes for the Company’s taxable operating subsidiaries are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases as well as the utilization of available operating loss carryforwards. Deferred tax assets and liabilities are measured using the enacted tax rates expected to apply to the taxable income in the years in which those temporary differences are expected to be recovered or settled.

During the three months ended March 31, 2007, the Company recorded a provision for income taxes of $367 primarily related to unrealized gains on the Company’s investments.

Since December 2001, the Company has declared distributions totaling $10.19 per share. Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited) (continued)

(in thousands, except per share amounts)

from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) is mailed to the Company’s stockholders. To the extent the Company’s taxable earnings fall below the total amount of its distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Company’s stockholders. For the fiscal years ended December 31, 2006, 2005, 2004, and 2003 a portion of the distributions to the Company’s stockholders was deemed a return of capital. For the quarter ended March 31, 2007, the Company declared a distribution of $0.44 per share. The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon its taxable income for the full year and distributions paid for the full year, therefore a determination made on a quarterly basis may not be representative of the actual tax attributes of its distributions for a full year. If the Company determined the tax attributes of its distributions year-to-date as of March 31, 2007, 70.4% would be from ordinary income and 29.6% would be a return of capital for stockholders, however there can be no certainty to shareholders that this determination is representative of what the tax attributes of its 2007 distributions to shareholders will actually be.

The following table is a reconciliation of GAAP net income to taxable net income for the three months ended March 31, 2007 and the year ended December 31, 2006:

	Three Months Ended March 31, 2007	Year Ended December 31, 2006
Net income	$30,454	$100,949
Net change in unrealized appreciation on investments not taxable until realized	(8,248)	(34,604)
Timing difference related to deductibility of long-term incentive compensation	336	2,468
Interest income on non-accrual loans that is taxable	5,397	3,612
Dividend income accrued for GAAP purposes which is not yet taxable	(8,622)	(21,612)
Federal tax expense	337	2,661
Other, net	(2,582)	(93)

Taxable income before deductions for distributions	$17,072	$53,381

Note 6—Earnings Per Share

The following table sets forth the computation of basic and diluted earnings per common share for the three months ended March 31, 2007 and 2006:

	Three Months Ended March 31,
	2007	2006
Basic
Net income	$30,454	$26,402
Weighted average common shares outstanding	58,067	53,197
Earnings per common share-basic	$0.52	$0.50
Diluted
Net income	$30,454	$26,402
Weighted average common shares outstanding	58,067	53,197
Dilutive effect of restricted stock on which forfeiture provisions have not lapsed	67	—

Weighted average common shares and common stock equivalents	58,134	53,197
Earnings per common share-diluted	$0.52	$0.50

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited) (continued)

(in thousands, except per share amounts)

For purposes of calculating earnings per common share, shares of restricted common stock for which forfeiture provisions have not lapsed and are solely based on passage of time are included in diluted earnings per common share based on the treasury stock method. Shares of restricted common stock for which forfeiture provisions have not lapsed and are based on performance criteria are included in diluted earnings per common share when it becomes probable such criteria will be met and is calculated using the treasury stock method.

Note 7—Financial Highlights

Following is a schedule of financial highlights for the three months ended March 31, 2007 and 2006:

	2007	2006
Per share data:
Net asset value at beginning of period (a)	$12.83	$12.48

Net operating income before investment gains and losses (b)	0.35	0.39
Net realized gains (losses) on investments (b)	0.04	(0.04)
Net change in unrealized appreciation on investments (b)	0.14	0.15
Provision for income taxes	(0.01)	—

Net income	0.52	0.50

Distributions declared	(0.44)	(0.42)
Effect of distributions recorded as compensation expense (b)	—	0.01

Net decrease in stockholders’ equity resulting from distributions	(0.44)	(0.41)
Net increase in stockholders’ equity from reduction in stockholder loans	—	0.01
Dilutive effect of issuance of restricted stock and restricted stock subject to forfeiture provisions (c)	(0.17)	—
Net increase in stockholders’ equity from restricted stock amortization (b)	0.05	0.01

Net (decrease) increase in stockholders’ equity relating to share issuances	(0.12)	0.02

Net asset value at end of period (a)	$12.79	$12.59

Per share market value at end of period	$18.76	$14.11
Total return (d)	(5.51)%	(0.41)%
Shares outstanding at end of period	59,472	53,375

Ratio/Supplemental data:
Net assets at end of period	$760,698	$671,810
Ratio of operating expenses to average net assets (annualized)	10.87%	10.39%
Ratio of net operating income to average net assets (annualized)	10.84%	12.79%

(a)	Based on total shares outstanding.
(b)	Based on average shares outstanding.
(c)	The dilutive effect of issuance of restricted stock and restricted stock subject to forfeiture provisions represents the effect of restricted stock issued during the period and the effect of the lapsing of forfeiture provisions on restricted stock on earnings per share.
(d)	Total return equals the change in the ending market value over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.

MCG Capital Corporation

Notes to Consolidated Financial Statements (unaudited) (continued)

(in thousands, except per share amounts)

Note 8—Subsequent Events

On April 3, 2007, the Company entered into the sixth amendment to its MCG Commercial Loan Funding Trust facility, funded by Three Pillars Funding LLC, an asset-backed commercial paper conduit administered by SunTrust Capital Markets, Inc. Pursuant to this amendment, the scheduled termination date has been extended from November 2007 to November 2010. This facility remains subject to annual renewal by the lender. The next annual renewal date is July 27, 2007.

On April 25, 2007, the Company raised approximately $53,350 in net proceeds from the sale of 3,000,000 shares of its common stock. The Company expects to use the net proceeds from this offering to temporarily reduce borrowings under its Revolving Unsecured Credit Facility and its Commercial Loan Funding Trust Facility, to originate investments in primarily middle market private companies and for general corporate purposes.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

MCG Capital Corporation

We have reviewed the accompanying consolidated balance sheet of MCG Capital Corporation as of March 31, 2007, including the consolidated schedule of investments, and the related consolidated statements of operations, changes in net assets, cash flows, and financial highlights for the three-month periods ended March 31, 2007 and 2006. These financial statements are the responsibility of the Company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the consolidated financial statements referred to above for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of MCG Capital Corporation as of December 31, 2006, including the consolidated schedule of investments, and the related consolidated statements of operations, stockholders’ equity, cash flows, and financial highlights for the year then ended (not presented herein), and in our report dated February 26, 2007 we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying consolidated balance sheet as of December 31, 2006, including the consolidated schedule of investments, is fairly stated, in all material respects, in relation to the consolidated balance sheet from which it has been derived.

McLean, Virginia

April 30, 2007